UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-04984

                            AMERICAN BEACON FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        WILLIAM F. QUINN, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: December 31, 2006

                  Date of reporting period: June 30, 2006


ITEM 1. REPORTS TO STOCKHOLDERS.

    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


SEMI-ANNUAL REPORT

[PHOTO]


JUNE 30, 2006


S&P 500 INDEX FUND

SMALL CAP INDEX FUND

INTERNATIONAL EQUITY INDEX FUND

About American Beacon Advisors
--------------------------------

Since 1986, American Beacon
Advisors has offered a variety
of products and investment
advisory services to numerous
institutional and retail
clients, including a variety of
mutual funds, corporate cash
management, and separate account
management.

Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations,
financial planners, and other
institutional investors. With
American Beacon Advisors, you
can put the experience of a
multi-billion dollar asset
management firm to work for your
company.


Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each adviser's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

                                    Contents
                                    --------------------------------------------
                                    President's Message.....................   1
                                    Performance Overviews...................   4



                                    American Beacon Funds
                                       Statements of Assets and
                                          Liabilities.......................  10
                                       Statements of Operations.............  11
                                       Statements of Changes in Net Assets..  12
                                       Notes to Financial Statements........  13
                                       Financial Highlights.................  18



                                    State Street Equity 500 Index Portfolio
                                       Portfolio of Investments.............  22
                                       Statement of Assets and Liabilities..  28
                                       Statement of Operations..............  29
                                       Statements of Changes in Net Assets..  30
                                       Financial Highlights.................  31
                                       Notes to Financial Statements........  32



                                    Master Small Cap Index Series
                                       Summary Schedule of Investments......  35
                                       Statement of Assets and Liabilities..  42
                                       Statement of Operations..............  43
                                       Statements of Changes in Net Assets..  44
                                       Financial Highlights.................  45
                                       Notes to Financial Statements........  46



                                    Master International Index Series
                                       Summary Schedule of Investments......  50
                                       Statement of Assets and Liabilities..  56
                                       Statement of Operations..............  57
                                       Statements of Changes in Net Assets..  58
                                       Financial Highlights.................  59
                                       Notes to Financial Statements........  60



                                    Additional Information............Back Cover

American Beacon Funds                                              June 30, 2006

                                                            (BILL QUINN PICTURE)

FELLOW SHAREHOLDERS,

Enclosed please find the Semi-Annual Report for the American Beacon S&P 500, International Equity, and Small Cap Index Funds for the six months ended June 30, 2006.

     As investors faced soaring gasoline prices, rising interest rates and a slowdown in the housing market, most financial markets experienced growth. For the six months ended June 30, 2006, the Dow Jones Industrial Average posted gains of 5.22%, the S&P 500 Index increased by 2.71%, and the MSCI EAFE Index returned 10.16%. Additionally, the Federal Reserve increased the Fed Funds Rate to 5.25%, up 100 basis points from the beginning of the year.

     During the six-month period, the American Beacon S&P 500 Index Fund increased by 2.65%, the American Beacon Small Cap Index Fund returned 8.06%, and the American Beacon International Equity Index Fund recorded gains of 10.26%.

     Please review the enclosed portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. Should you have any questions about the enclosed information, please do not hesitate to contact us at 800-967-9009. You may also access Fund and account information at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President, American Beacon Funds

DOMESTIC MARKET OVERVIEW

June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

The U.S. economy entered 2006, its fifth consecutive year of expansion, with an impressive first three months. Equity markets trumped the preceding quarter's gains, delivering the best first quarter in several years. The second quarter of 2006 was a difficult period for investors, with most equity markets posting losses. As was the case in the first quarter, market volatility continued throughout the second quarter, but this time leaning in a negative direction. Profit taking and concerns over the medium-term strength of the economy weighed on stock prices. Moreover, equity markets came under pressure from the intensifying headwinds of higher interest rates, inflation on the upswing, a weakening in personal consumption and the housing market, record energy prices and ongoing unease about the excessive levels of consumer debt, all of which had been present for some time.

     The impetus behind the U.S. market climb in the first quarter was a robust U.S. economy, which rebounded sharply following the pause in the last quarter of 2005. Economic growth resiliently forged ahead despite well-publicized headwinds such as rising interest rates, a slowdown in the housing market and wild cards such as bird flu, turbulence in the Middle East and volatile energy markets. Following solid returns in January, equity markets cooled in February. Consumer spending slowed to the weakest pace in six months and incomes grew at the slowest rate since November of 2005. Nonetheless, an improvement in the trade deficit in February was a positive indicator of an ongoing economic recovery during the first quarter. In March, consumer confidence edged higher, spurred by rising wages and a jobless rate near a four-year low. However, retail sales experienced its slowest growth in more than a year in March, as cold weather and higher gasoline prices limited spending. Manufacturing growth also moderated in March as prices rose. On the encouraging side, the unemployment rate in March dropped to 4.7% from 4.8% in the previous month, matching a four-year low and capping the best first quarter for hiring since 2000.

     A vigorous economy extended into April as markets opened the second quarter in the same way the first quarter ended, posting impressive gains. By early May, the Dow Jones Industrial Average climbed to within 100 points of its all-time high. During the month, U.S. equity markets continued to weather the headwinds of multi-year record prices for commodities, increasing interest rates, poorer consumption and residential investment, and escalating geopolitical tensions. Notable financial news for April included the yield on the bellwether 10-year U.S. Treasury moving above the 5% mark for the first time in almost four years, oil prices breaking the $75 per barrel mark to reach all-time highs, and gold prices surging to a 25-year peak at above $650 per ounce.

     In May, the unemployment rate progressed from 4.7% in April to 4.6%, the lowest level since the summer of 2001. However, equity markets lost ground during the month amid concerns of moderating economic growth, mostly due to weaker trends in housing and personal consumption. Consumer confidence, which had struck a four-year high in April, dipped in May to the lowest level since September of 2005. Furthermore, the core rate of inflation (excluding food and energy prices) edged upward 0.3% in May, compared to the more modest gain of 0.1% in April. As widely expected, the U.S. Federal Reserve (the Fed) carried out its 16th consecutive 0.25% hike on May 10, boosting the short-term interest rate to 5%, the highest mark in more than five years.

     Following the Fed's rate hike in May, equity markets came under a correction via a significant sell off, driven by interest rate concerns and a resurgence in inflation fears, as well as the likelihood of subdued corporate earnings growth for the second half of the year. For June, equity markets ended the month flat, as signs of moderating economic growth mounted amid a worsening slide in consumer senti-

S&P is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use. "Standard and Poor's(R)," "S&P(R)", "Standard & Poor's 500," "S&P500(R)" and "500" are all trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by State Street Bank and Trust Company.

Russell 2000 Index is a service mark of the Frank Russell Company.

June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

ment and the housing market. Interest rates on 30-year home mortgages reached a four-year peak. However, the unemployment rate remained at 4.6%.

     In June, the Fed carried out its 17th consecutive 0.25% hike to 5.25%. The accompanying statement by the Fed, which omitted the phrase "the committee judges that some further tightening may yet be needed," led many to believe that the current cycle of interest rate hikes may be close to an end. The Fed noted that recent indicators suggested that "economic growth is moderating from its quite strong pace earlier this year, partly reflecting a gradual cooling of the housing market and the lagged effects of increases in interest rates and energy prices." Furthermore, the Fed's statement included the phrase "readings on core inflation have been elevated in recent months," stoking investor worries over inflation. Yet, the structural forces that have kept a lid on prices over the past several years were still intact as of quarter-end: globalization, competition and a technology-driven surge in productivity.

PERFORMANCE OVERVIEW
AMERICAN BEACON S&P 500 INDEX FUND+
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     For the six months ended June 30, 2006, the total return of the Institutional Class of the American Beacon S&P 500 Index Fund was 2.65%, slightly below the S&P 500 Index return of 2.71% and slightly in excess of the Lipper S&P 500 Objective Funds Index return of 2.58%.

                                      ANNUALIZED TOTAL RETURNS
                          -------------------------------------------------
                                       PERIODS ENDED 06/30/06
                          -------------------------------------------------
                                                                   SINCE
                                                                 INCEPTION
                          6 MONTH*   1 YEAR   3 YEAR   5 YEAR    (12/31/96)
                          --------   ------   ------   -------   ----------
Institutional
 Class(1)...............   2.65%     8.50%    11.04%   2.29%       7.35%
PlanAhead Class(1, 2)...   2.39%     8.00%    10.53%   1.82%       6.98%
Lipper S&P 500
 Index(3)...............   2.58%     8.36%    10.91%   2.20%       7.23%
S&P 500 Index(3)........   2.71%     8.63%    11.22%   2.49%       7.52%

*   Not Annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more of less at redemption than at original purchase.. Performance shown is as of date indicated, and current performance may be lower or higher than the performance quoted. To obtain performance as the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/96 up to 3/2/98, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/96.

3. The Lipper S&P 500 Objective Funds Index tracks the results of the 30 largest mutual funds in the Lipper S&P 500 Objective Funds category. Lipper is an independent mutual fund research and ranking service. The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the U.S. One cannot invest directly in an index.

     Eight out of ten sectors in the S&P 500 Index (the "Index") had positive returns for the first six months of 2006. The strongest performing sectors were Telecommunication Services and Energy, each up 13.8% during this period. No other S&P sectors achieved anything close to double digits. The weakest sector in the first half of 2006 was Information Technology, which tumbled 5.9%. The only other sector in the red on a year-to-date basis was Health Care, which declined 4.2% over the period. The best overall performers in the Index for the six-month period were Allegheny Technologies, up 92.6%, Archer-Daniels-Midland, up 68.3% and Nucor, which gained 65.6%. The worst performers for the same time period were Dana Corp., down 62.1%, KB HOME, down 36.4% and Goodyear Tire & Rubber, down 36.1%.


     As of June 30, 2006, the Fund's largest sector weightings were Financials (21.4% of assets), Information Technology (14.6% of assets), and Health Care (12.2% of assets), consistent with the top sector weightings in the Index.


     The investment manager continues to utilize a replication strategy, owning all 500 names in the S&P 500 Index in approximately the same weightings as the Index. Therefore, the Fund is expected to continue to meet its objective of closely tracking, before expenses, the return of its benchmark, the S&P 500 Index.

TOP TEN HOLDINGS

                                              % OF EQUITIES*
                                              --------------
Exxon Mobil Corp.                                  3.2%
General Electric Co.                               3.0%
Citigroup, Inc.                                    2.1%
Bank of America Corp.                              1.9%
Microsoft Corp.                                    1.8%
Procter & Gamble Co.                               1.6%
Johnson & Johnson                                  1.5%
Pfizer, Inc.                                       1.5%
American International Group, Inc.                 1.3%
Altria Group, Inc.                                 1.3%

*   Percent of equity portion of State Street Equity 500 Index
    Portfolio

EQUITY SECTOR ALLOCATION

                                              % OF EQUITIES*
                                              --------------
Financials                                        21.4%
Information Technology                            14.6%
Health Care                                       12.2%
Industrials                                       11.7%
Consumer Discretionary                            10.5%
Energy                                            10.1%
Consumer Staples                                   9.6%
Utilities                                          3.4%
Telecommunication Services                         3.4%
Materials                                          3.1%

*   Percent of equity portion of State Street Equity 500 Index
    Portfolio

+ The S&P 500 Index Fund is not sponsored, sold or promoted by Standard &
  Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in this fund.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP INDEX FUND(SM)
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     For the six months ended June 30, 2006, the total return of the Institutional Class of the American Beacon Small Cap Index Fund was 8.06%. The Fund's performance lagged the Russell 2000(R) Index return of 8.21%, but substantially exceeded the Lipper Small-Cap Core Funds Index return of 6.30%.

                                     ANNUALIZED TOTAL RETURNS
                          -----------------------------------------------
                                      PERIODS ENDED 06/30/06
                          -----------------------------------------------
                                                                  SINCE
                                                                INCEPTION
                          6 MONTH*   1 YEAR   3 YEAR   5 YEAR   (7/31/00)
                          --------   ------   ------   ------   ---------
Institutional
 Class(1)...............   8.06%     14.39%   18.42%   8.39%     7.68%
Lipper Small-Cap Core
 Index(2)...............   6.30%     14.52%   18.59%   9.12%     9.13%
Russell 2000 Index(2)...   8.21%     14.58%   18.70%   8.50%     7.83%

*   Not Annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and share may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance quoted. To obtain performance as the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. The Lipper Small-Cap Core Funds Index tracks the 30 largest mutual funds in the Lipper Small-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. One cannot invest directly in an index.

     All 12 sectors in the Russell 2000 Index ("Index") posted positive returns for the semi-annual period. The top-performing sector was Materials and Processing, returning an impressive 17.5%, followed by Other Energy and Utilities up 15.7% and 15.2%, respectively. The worst-performing sector for the six-month period was Health Care, with a return of only 0.4%, followed by Consumer Discretionary (up 2.4%) and Technology (up 5.3%).

     The top individual performers in the Index for the first half of the year were Medifast, Inc. (up 241.0%), Zoltek Cos. (up 240.4%), and Insteel Industries (up 192.9%). The bottom performers were Neurocrine Biosciences, Inc. (down 83.1%), Anadys Pharmaceuticals (down 66.8%), and PortalPlayer, Inc. (down 65.4%).

     As of June 30, 2006, the Fund's largest sector weightings were Financial Services (23.5% of assets), Consumer Discretionary (19.1% of assets), Technology (13.6% of assets), and Health Care (11.7% of assets), consistent with the top sector weightings in the Index.

     The Fund will continue to strive to meet its objective of closely replicating, before expenses, the return of its benchmark, the Russell 2000 Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

TOP TEN HOLDINGS

                                              % OF EQUITIES*
                                              --------------
Maverick Tube Corp. ......................          0.2%
Hologic, Inc. ............................          0.2%
JetBlue Airways Corp. ....................          0.2%
Phillips-Van Heusen Corp. ................          0.2%
3Com Corp. ...............................          0.2%
RSA Security, Inc. .......................          0.2%
Alexandria Real Estate Equities, Inc. ....          0.2%
FormFactor, Inc. .........................          0.2%
Highwoods Properties, Inc. ...............          0.2%
American Commercial Lines, Inc. ..........          0.2%

EQUITY SECTOR ALLOCATION

                                              % OF EQUITIES*
                                              --------------
Financial Services........................         23.5%
Consumer Discretionary....................         19.1%
Technology................................         13.6%
Health Care...............................         11.7%
Materials & Processing....................          9.3%
Producer Durables.........................          7.2%
Other Energy..............................          4.8%
Autos and Transportation..................          4.1%
Utilities.................................          3.9%
Consumer Staples..........................          2.1%
Integrated Oils...........................          0.4%
Other.....................................          0.3%

*   Percent of equity portion of Master Small Cap Index Series

INTERNATIONAL MARKET OVERVIEW
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

International equity markets generated positive performance over the semi-annual period ended June 30, 2006 as European economic growth continued to strengthen. During the reporting period, international equity markets outperformed U.S. equity markets.

     As evidence mounted of moderating economic growth elsewhere, the euro zone continued to demonstrate resilience. European companies were the leaders in analysts' upgrades. Both business and consumer confidence hit five-year highs during the second quarter. Government reports and industry surveys showed accelerating economic growth across the region, as increased exports spurred investment and hiring.

     All 16 of the MSCI Europe country indexes posted positive returns for the semi-annual period, with a majority exceeding the MSCI Europe's 13.6% gain. Norway (22.7%), Portugal (21.8%), and Spain (16.5%) were the leading regional performers, respectively; at the other end of the spectrum were Switzerland and Denmark (10.0% each), the Netherlands (10.7%), and Austria (11.1%).

     March was the most eventful month of the first quarter for Europe in terms of financial news. Early in the month, the European Central Bank (ECB) raised interest rates by 0.25% to 2.5%, following December's first hike in five years. Consumer confidence in the regional economy rose to the highest level in almost five years as export revenue sparked domestic spending. June was the most eventful month of the second quarter for Europe in terms of financial news. Early in the month, in an effort to counter inflation, which had edged up to 2.5% in May from 2.4% in April, the ECB raised interest rates by 0.25% to 2.75%. In Germany, the region's largest economy, business confidence reached an all-time high since the country's reunification in 1991. The German economy is estimated to have expanded at the fastest pace in more than five years in the second quarter, at 0.7%, led by construction and industrial output. In addition, unemployment improved for a third straight month to its best level since 2004.

     The Asia/Pacific Basin region was a laggard among the developed regions, with the MSCI Pacific Index posting only 3.5% for the semi-annual period. In the Asia/Pacific Basin region, Singapore posted the strongest gain over the period with 11.4%. Japan posted positive, but relatively weak, returns of 1.9% over the same timeframe. New Zealand was the only country of the developed MSCI country indexes that ended in negative territory for the period (-11.6%). In Singapore, gross domestic product expanded for a fourth straight quarter, at a 1.2% annualized pace in the first quarter. This expansion followed a 12.5% increase in the previous quarter and added to evidence that global demand for digital music players and laptop computers manufactured in Asia was fueling regional growth. In Japan, stocks suffered mainly from the likelihood of the first interest rate increase in more than 10 years. Of 33 industry groups in the Topix Index, brokerages -- such as Nomura Holdings, the nation's largest securities firm -- posted the steepest losses.

     Turning to global currencies, the major currencies traded in relatively narrow ranges over the course of the first quarter. The U.S. dollar, which outperformed most major currencies in 2005, gained 2.6% against the euro, rose 1.0% with respect to the pound, and ended flat versus the yen. In the second quarter, the U.S. dollar continued its out-performance against most major currencies, registering gains of 5.7%, 6.6%, and 3.2% against the euro, pound, and yen, respectively.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND(SM)
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     For the six months ended June 30, 2006, the Institutional Class of the American Beacon International Equity Index Fund posted a total return of 10.26%, slightly above the MSCI EAFE Index return of 10.16% and well above the Lipper International Funds Index return of 9.30%.

                                  ANNUALIZED TOTAL RETURNS
                       -----------------------------------------------
                                   PERIODS ENDED 06/30/06
                       -----------------------------------------------
                                                               SINCE
                                                             INCEPTION
                       6 MONTH*   1 YEAR   3 YEAR   5 YEAR   (7/31/00)
                       --------   ------   ------   ------   ---------
Institutional
 Class(1)............   10.26%    26.58%   23.88%   9.96%      4.20%
Lipper Int'l. Funds
 Index(2)............    9.30%    27.26%   23.16%   10.13%     4.57%
MSCI EAFE Index(2)...   10.16%    26.56%   23.94%   10.06%     4.37%

*   Not Annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and share may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance quoted. To obtain performance as the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. The Lipper International Funds Index tracks the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. Performance is that of the MSCI EAFE Index through 9/30/01, the MSCI Provisional EAFE Index from 10/1/01 through 5/31/02, and the MSCI EAFE Index thereafter. One cannot invest directly in an index.

     Of the 21 countries in the MSCI EAFE Index ("EAFE"), 20 posted positive returns for the six-month period. The top performer was Norway, up 22.7%, followed by Portugal and Spain, with respective returns of 21.8% and 16.5%, all in U.S. dollars. The worst performers for the first half of 2006 were New Zealand, Japan, and Hong Kong with returns of -11.6%, 1.9%, and 7.0%, respectively.

     With regards to sector performance, all 10 sectors in EAFE posted positive returns for the semi-annual period. Utilities led with an impressive 17.8% return, followed by Materials, up 15.3%, and Health Care, up 13.1%. Lagging sectors were Information Technology, up 2.2%, Telecommunication Services, up 4.4%, and Consumer Discretionary, up 7.0%.

     The top three returning individual securities for the semi-annual period were Boliden AB, up 128.1%, Vallourec SA, up 119.1%, and Paladin Resources, up 110.8%. The worst performers for the period were SBI E*Trade, down 47.7%, Softbank Corporation, down 46.8%, and Index Holdings, down 45.5%.

     As of June 30, 2006, the Fund's largest country weightings were Japan (25%) and the United Kingdom (24%), while the largest sector weightings were Financials (30%) and Consumer Discretionary (12%).

     The Fund continues to pursue its objective of closely replicating, before expenses, the return of its benchmark, the MSCI EAFE Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

TOP TEN HOLDINGS

                                              % OF EQUITIES*
                                              --------------
BP plc......................................       2.2%
HSBC Holdings plc...........................       1.8%
GlaxoSmithKline plc.........................       1.5%
Total S.A. .................................       1.3%
Toyota Motor Corp. .........................       1.3%
Royal Dutch Shell plc.......................       1.2%
Vodafone Group plc..........................       1.2%
Novartis AG.................................       1.1%
Nestle S.A. ................................       1.1%
Mitsubishi UFJ Financial Group Inc. ........       1.1%

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND(SM) -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

EQUITY SECTOR ALLOCATION

                                      % OF EQUITIES*   EAFE
                                      --------------   -----
Financials..........................      29.8%        29.8%
Consumer Discretionary..............      12.0%        12.0%
Industrials.........................      10.6%        10.6%
Energy..............................       8.3%         8.2%
Materials...........................       8.3%         8.5%
Health Care.........................       7.7%         7.7%
Consumer Staples....................       7.0%         7.0%
Information Technology..............       6.1%         6.2%
Telecommunication Services..........       5.1%         5.0%
Utilities...........................       5.1%         5.0%

*   Percent of equity portion of Master International Index Series

COUNTRY ALLOCATION

                                (COUNTRY CHART)

                                              % OF
                                            EQUITIES*   EAFE
                                            ---------   -----
Japan.....................................    24.5%     24.4%
United Kingdom............................    24.2%     24.2%
France....................................     9.9%      9.8%
Germany...................................     7.0%      7.0%
Switzerland...............................     6.7%      6.8%
Australia.................................     5.3%      5.3%
Italy.....................................     3.9%      3.8%
Spain.....................................     3.8%      3.8%
Netherlands...............................     3.3%      3.3%
Sweden....................................     2.4%      2.4%
Hong Kong.................................     1.7%      1.7%
Finland...................................     1.5%      1.5%
Belgium...................................     1.1%      1.2%
Norway....................................     0.9%      0.9%
Ireland...................................     0.8%      0.8%
Singapore.................................     0.8%      0.8%
Denmark...................................     0.7%      0.7%
Greece....................................     0.6%      0.6%
Austria...................................     0.5%      0.6%
Portugal..................................     0.3%      0.3%
New Zealand...............................     0.1%      0.1%

*   Percent of equity portion of Master International Index
    Series

FUND EXPENSES
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE

     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2006 through June 30, 2006.

ACTUAL EXPENSES

     The following table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid During Period" row to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

ACTUAL

                                 S&P 500    SMALL CAP   INTERNATIONAL                                                    S&P 500
INSTITUTIONAL CLASS               INDEX       INDEX     EQUITY INDEX    PLANAHEAD CLASS                                   INDEX
-------------------             ---------   ---------   -------------   ---------------                                 ---------
Beginning Account Value
 1/1/06.......................  $1,000.00   $1,000.00     $1,000.00     Beginning Account Value 1/1/06...............   $1,000.00
Ending Account Value
 6/30/06......................  $1,026.51   $1,080.59     $1,102.61     Ending Account Value 6/30/06.................   $1,023.90
Expenses Paid During Period*
 1/1/06-6/30/06...............  $    0.67   $   0.78      $    1.11     Expenses Paid During Period* 1/1/06-6/30/06..   $    3.04
Annualized Expense Ratio......       0.13%      0.15%          0.21%    Annualized Expense Ratio.....................        0.60%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The following table provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Expenses Paid During Period" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

HYPOTHETICAL

                                 S&P 500    SMALL CAP   INTERNATIONAL                                                    S&P 500
INSTITUTIONAL CLASS               INDEX       INDEX     EQUITY INDEX    PLANAHEAD CLASS                                   INDEX
-------------------             ---------   ---------   -------------   ---------------                                 ---------
Beginning Account Value
 1/1/06.......................  $1,000.00   $1,000.00     $1,000.00     Beginning Account Value 1/1/06...............   $1,000.00
Ending Account Value
 6/30/06......................  $1,024.13   $1,024.04     $1,023.74     Ending Account Value 6/30/06.................   $1,021.79
Expenses Paid During Period*
 1/1/06-6/30/06...............  $    0.67   $   0.76      $    1.07     Expenses Paid During Period* 1/1/06-6/30/06..   $    3.03
Annualized Expense Ratio......       0.13%      0.15%          0.21%    Annualized Expense Ratio.....................        0.60%

---------------

* Expenses are equal to each Fund's annualized expense ratio for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2006 (Unaudited) (in thousands, except share and per share amounts)
--------------------------------------------------------------------------------

                                                                S&P 500     SMALL CAP    INTERNATIONAL
                                                                 INDEX        INDEX      EQUITY INDEX
                                                              -----------   ----------   -------------
ASSETS:
    Investment in master portfolio, at value................  $   246,006   $  125,558    $   91,223
    Receivable for fund shares sold.........................          401           --           134
                                                              -----------   ----------    ----------
        TOTAL ASSETS........................................      246,407      125,558        91,357
                                                              -----------   ----------    ----------

LIABILITIES:
    Payable for fund shares redeemed........................          238        4,923             5
    Administrative service fees payable (Note 2)............           18            9             3
    Other liabilities.......................................           30           10            34
                                                              -----------   ----------    ----------
        TOTAL LIABILITIES...................................          286        4,942            42
                                                              -----------   ----------    ----------
NET ASSETS..................................................  $   246,121   $  120,616    $   91,315
                                                              ===========   ==========    ==========

ANALYSIS OF NET ASSETS:
    Paid-in capital.........................................  $   206,776   $  116,191    $   77,838
    Undistributed net investment income.....................        1,140        1,087         1,230
    Accumulated net realized gain (loss)....................      (47,152)       4,863           (14)
    Unrealized net appreciation (depreciation) of
      investments and futures contracts.....................       85,357       (1,525)       12,261
                                                              -----------   ----------    ----------
NET ASSETS..................................................  $   246,121   $  120,616    $   91,315
                                                              ===========   ==========    ==========
SHARES OUTSTANDING (NO PAR VALUE):
    Institutional Class.....................................   11,675,226    8,737,095     8,017,691
                                                              ===========   ==========    ==========
    PlanAhead Class.........................................    2,610,029          N/A           N/A
                                                              ===========   ==========    ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
    Institutional Class.....................................  $     17.27   $    13.81    $    11.39
                                                              ===========   ==========    ==========
    PlanAhead Class.........................................  $     17.03          N/A           N/A
                                                              ===========   ==========    ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2006 (Unaudited) (in thousands)
--------------------------------------------------------------------------------

                                                              S&P 500   SMALL CAP   INTERNATIONAL
                                                               INDEX      INDEX     EQUITY INDEX
                                                              -------   ---------   -------------
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIO:
    Dividend income.........................................  $2,456     $   613       $1,560
    Interest income.........................................     140         530           56
    Securities lending income...............................      --          55            1
    Portfolio expenses......................................     (59)        (46)         (38)
                                                              -------    -------       ------
        NET INVESTMENT INCOME ALLOCATED FROM MASTER
          PORTFOLIO.........................................   2,537       1,152        1,579
                                                              -------    -------       ------
FUND EXPENSES:
    Administrative service fees (Note 2):
        Institutional Class.................................      53          36           24
        PlanAhead Class.....................................      63          --           --
    Sub-administrative service fees
        Institutional Class.................................      --          13           19
    Transfer agency fees:
        Institutional Class.................................       7           3            5
        PlanAhead Class.....................................       7          --           --
    Custody and Accounting fees.............................       3           3            5
    Professional fees.......................................       5           4            4
    Registration fees.......................................      18           5           --
    Service fees - PlanAhead Class (Note 2).................      63          --           --
    Printing................................................      15           1            6
    Other expenses..........................................       2          --           --
                                                              -------    -------       ------
        TOTAL FUND EXPENSES.................................     236          65           63
                                                              -------    -------       ------
NET INVESTMENT INCOME.......................................   2,301       1,087        1,516
                                                              -------    -------       ------
REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM MASTER
  PORTFOLIO:
    Net realized gain (loss) from investment transactions...    (429)      5,197          563
    Net realized loss on foreign currency transactions......      --          --          278
    Net realized loss from futures transactions.............    (143)         --           --
    Net change in unrealized appreciation of investments and
      futures contracts.....................................   5,704      (6,691)       6,522
                                                              -------    -------       ------
        NET GAIN (LOSS) ON INVESTMENTS......................   5,132      (1,494)       7,363
                                                              -------    -------       ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $7,433     $  (407)      $8,879
                                                              =======    =======       ======

                       See notes to financial statements.
--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
--------------------------------------------------------------------------------

                                                S&P 500 INDEX               SMALL CAP INDEX         INTERNATIONAL EQUITY INDEX
                                          --------------------------   --------------------------   --------------------------
                                          SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                                             ENDED       YEAR ENDED       ENDED       YEAR ENDED       ENDED       YEAR ENDED
                                           JUNE 30,     DECEMBER 31,    JUNE 30,     DECEMBER 31,    JUNE 30,     DECEMBER 31,
                                             2006           2005          2006           2005          2006           2005
                                          -----------   ------------   -----------   ------------   -----------   ------------
                                          (UNAUDITED)                  (UNAUDITED)                  (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income................   $  2,301       $  4,606      $  1,087      $     592       $ 1,516       $  1,582
   Net realized gain (loss) on
     investments, foreign currency and
     futures transactions...............       (572)          (651)        5,197          1,052           841            589
   Change in net unrealized appreciation
     (depreciation) of investments and
     futures contracts..................      5,704          8,505        (6,691)        (3,264)        6,522          5,507
                                           --------       --------      --------      ---------       -------       --------
       NET INCREASE (DECREASE) IN NET
        ASSETS RESULTING FROM
        OPERATIONS......................      7,433         12,460          (407)        (1,620)        8,879          7,678
                                           --------       --------      --------      ---------       -------       --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
       Institutional Class..............       (993)        (4,029)           --           (606)           --         (2,005)
       PlanAhead Class..................       (179)          (677)           --             --            --             --
   Net realized gain from investments,
     foreign currency and futures
     transactions:
       Institutional Class..............         --             --            --           (521)           --             --
   Tax return of capital:
       Institutional Class..............         --            (59)           --           (167)           --           (778)
       PlanAhead Class..................         --            (11)           --             --            --             --
                                           --------       --------      --------      ---------       -------       --------
       TOTAL DISTRIBUTIONS TO
        SHAREHOLDERS....................     (1,172)        (4,776)           --         (1,294)           --         (2,783)
                                           --------       --------      --------      ---------       -------       --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares........     13,166         45,216       146,092        132,413        50,311        102,863
   Reinvestments of dividends and
     distributions......................      1,165          4,749            --          1,291            --          2,783
   Cost of shares redeemed..............    (49,313)       (73,819)      (71,182)      (123,873)      (58,075)       (43,497)
                                           --------       --------      --------      ---------       -------       --------
       NET INCREASE (DECREASE) IN NET
        ASSETS FROM CAPITAL SHARE
        TRANSACTIONS....................    (34,982)       (23,854)       74,910          9,831        (7,764)        62,149
                                           --------       --------      --------      ---------       -------       --------
NET INCREASE (DECREASE) IN NET ASSETS...    (28,721)       (16,170)       74,503          6,917         1,115         67,044
                                           --------       --------      --------      ---------       -------       --------
NET ASSETS:
   Beginning of period..................    274,842        291,012        46,113         39,196        90,200         23,156
                                           --------       --------      --------      ---------       -------       --------
   END OF PERIOD*.......................   $246,121       $274,842      $120,616      $  46,113       $91,315       $ 90,200
                                           ========       ========      ========      =========       =======       ========
   * Includes undistributed net
     investment income of...............   $  1,140       $     11      $  1,087      $      --       $ 1,230       $   (286)
                                           ========       ========      ========      =========       =======       ========

                       See notes to financial statements.
--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund and the American Beacon International Equity Index Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     Each Fund invests all of its investable assets in a corresponding portfolio. The State Street Equity 500 Index Portfolio, Master Small Cap Index Series and the Master International Index Series (each a "Portfolio" and collectively the "Portfolios") are open-ended management investment companies registered under the Act. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding Portfolio.

                                                                          % OF PORTFOLIO
                                                                          HELD BY FUND AT
AMERICAN BEACON:                 PORTFOLIOS:                               JUNE 30, 2006
----------------                 -----------                              ---------------
S&P 500 Index Fund               State Street Equity 500 Index Portfolio       10.1%
Small Cap Index Fund             Master Small Cap Index Series                 24.5%
International Equity Index Fund  Master International Index Series             14.6%

     The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

     American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The following is a summary of the significant accounting policies followed by the Funds.

  Class Disclosure

     The S&P 500 Index Fund has two classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences between the classes:

CLASS:                                       OFFERED TO:                                     SERVICE FEES:
------                                       -----------                                     -------------
INSTITUTIONAL CLASS  Investors making an initial investment of $2 million         Administrative Service        0.05%
                                                                                  Fee --
PLANAHEAD CLASS      General public and investors investing through an            Administrative Service        0.25%
                     intermediary                                                 Fee --                        0.25%
                                                                                  Service Fee --

     Investment income, net capital gains (losses) and all expenses incurred by the S&P 500 Index Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

  Valuation of Investments

     Valuation of securities by each Portfolio is discussed in the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

  Investment Income

     Each Fund records its share of net investment income and realized and unrealized gains and losses from the security transactions of its corresponding Portfolio each day. All net investment income and realized and unrealized gains (losses) of each Portfolio are allocated pro rata among the investors in that Portfolio at the time of such determination.

  Dividends to Shareholders

     Dividends from net investment income of the Small Cap Index and International Equity Index Funds normally will be declared and paid annually. The S&P 500 Index Fund normally will declare and pay dividends quarterly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles that may treat certain transactions differently than generally accepted accounting principles.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

  Valuation of Shares

     The price per share is calculated on each day on which shares are offered for sale and orders accepted or upon receipt of a redemption request. Net asset value per share is computed by dividing the value of each Fund's total assets (which includes the value of the Fund's investment in its Portfolio), less liabilities, by the number of Fund shares outstanding.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   FEES AND TRANSACTIONS WITH AFFILIATES

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement that obligates the Manager to provide or oversee administrative and management services to each Fund. As compensa-
--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

tion for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.05% of the average daily net assets of the Institutional Class of the S&P 500 Index Fund, International Equity Index Fund, and Small Cap Index Fund and an annualized fee of 0.25% of the average daily net assets of the PlanAhead Class of the S&P 500 Index Fund.

  Service Agreement

     The Manager and the Trust entered into a Service Agreement that obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class of the S&P 500 Index Fund. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% of the average daily net assets of the PlanAhead Class of the S&P 500 Index Fund.

  Expense Reimbursement Plan

     The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer plus a fee for each Board meeting attended.

     At June 30, 2006, the employee benefit plans of AMR Corporation and its subsidiary companies owned 77.5% of the Institutional Class of the S&P 500 Index Fund, 99.2% of the Small Cap Index Fund and 80.0% of the International Equity Index Fund.

3.   FEDERAL INCOME AND EXCISE TAXES

     It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income tax provision is required.

     Dividends are determined in accordance with federal income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     The tax character of distributions during the six months ended June 30, 2006 and December 31, 2005 were as follows (in thousands):

                                 S&P 500 INDEX               SMALL CAP INDEX         INTERNATIONAL EQUITY INDEX
                           --------------------------   --------------------------   --------------------------
                           SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                              ENDED       YEAR ENDED       ENDED       YEAR ENDED       ENDED       YEAR ENDED
                            JUNE 30,     DECEMBER 31,    JUNE 30,     DECEMBER 31,    JUNE 30,     DECEMBER 31,
                              2006           2005          2006           2005          2006           2005
                           -----------   ------------   -----------   ------------   -----------   ------------
                           (UNAUDITED)                  (UNAUDITED)                  (UNAUDITED)
Distributions paid from:
  Ordinary Income:*
     Institutional
       Class.............    $  993         $4,029        $   --         $  606        $   --         $2,005
     PlanAhead Class.....       179            677            --             --            --             --
  Long-term capital gain
     Institutional
       Class.............        --             --            --            521            --             --
  Return of capital
     Institutional
       Class.............        --             59            --            167            --            778
     PlanAhead Class.....        --             11            --             --            --             --
                             ------         ------        ------         ------        ------         ------
TOTAL TAXABLE
  DISTRIBUTIONS..........    $1,172         $4,776        $    0         $1,294        $    0         $2,783
                             ======         ======        ======         ======        ======         ======

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

     At December 31, 2005, capital loss carryforward positions and expiration dates for federal income tax purposes were as follows (in thousands):

FUND                               2006   2007    2008     2009     2010     2011    2012     2013     TOTAL
----                               ----   ----   ------   ------   -------   ----   ------   ------   -------
S&P 500 Index Fund...............  $815   $45    $8,848   $1,300   $11,516   $635   $1,060   $2,311   $26,530
International Equity Index
  Fund...........................    --    --        --       --       224    282       --       --       506

4.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares of the Funds (shares and dollars in thousands):

S&P 500 INDEX FUND

                                                      FOR THE SIX MONTHS    FOR THE YEAR ENDED
                                                      ENDED JUNE 30, 2006    DECEMBER 31, 2005
                                                      -------------------   -------------------
INSTITUTIONAL CLASS                                   SHARES     AMOUNT     SHARES     AMOUNT
-------------------                                   -------   ---------   -------   ---------
Shares sold.........................................     352    $  6,101     1,805    $ 29,463
Reinvestment of dividends...........................      57         993       248       4,086
Shares redeemed.....................................  (2,095)    (36,504)   (3,587)    (58,696)
                                                      ------    --------    ------    --------
Net increase/(decrease) in capital shares
  outstanding.......................................  (1,686)   $(29,410)   (1,534)   $(25,147)
                                                      ======    ========    ======    ========

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                       FOR THE SIX MONTHS    FOR THE YEAR ENDED
                                                       ENDED JUNE 30, 2006   DECEMBER 31, 2005
                                                       -------------------   ------------------
PLANAHEAD CLASS                                        SHARES     AMOUNT     SHARES     AMOUNT
---------------                                        -------   ---------   ------    --------
Shares sold..........................................    413     $  7,065      978     $ 15,753
Reinvestment of dividends............................     10          172       41          663
Shares redeemed......................................   (748)     (12,809)    (938)     (15,123)
                                                        ----     --------     ----     --------
Net increase/(decrease) in capital shares
  outstanding........................................   (325)    $ (5,572)      81     $  1,293
                                                        ====     ========     ====     ========

SMALL CAP INDEX FUND

                                                    FOR THE SIX MONTHS    FOR THE YEAR ENDED
                                                    ENDED JUNE 30, 2006   DECEMBER 31, 2005
                                                    -------------------   ------------------
INSTITUTIONAL CLASS                                 SHARES     AMOUNT     SHARES    AMOUNT
-------------------                                 -------   ---------   ------   ---------
Shares sold.......................................  10,452    $146,092    10,087   $ 132,413
Reinvestment of dividends.........................      --          --       100       1,291
Shares redeemed...................................  (5,324)    (71,182)   (9,695)   (123,873)
                                                    ------    --------    ------   ---------
Net increase/(decrease) in capital shares
  outstanding.....................................   5,128    $ 74,910       492   $   9,831
                                                    ======    ========    ======   =========

INTERNATIONAL EQUITY INDEX FUND

                                                      FOR THE SIX MONTHS    FOR THE YEAR ENDED
                                                      ENDED JUNE 30, 2006    DECEMBER 31, 2005
                                                      -------------------   -------------------
INSTITUTIONAL CLASS                                   SHARES     AMOUNT     SHARES     AMOUNT
-------------------                                   -------   ---------   -------   ---------
Shares sold.........................................   4,483    $ 50,311    10,624    $102,863
Reinvestment of dividends...........................      --          --       268       2,783
Shares redeemed.....................................  (5,198)    (58,075)   (4,624)    (43,497)
                                                      ------    --------    ------    --------
Net increase/(decrease) in capital shares
  outstanding.......................................    (715)   $ (7,764)    6,268    $ 62,149
                                                      ======    ========    ======    ========

--------------------------------------------------------------------------------

AMERICAN BEACON S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                         INSTITUTIONAL CLASS
                                          ---------------------------------------------------------------------------------
                                          SIX MONTHS
                                             ENDED                             YEAR ENDED DECEMBER 31,
                                           JUNE 30,        ----------------------------------------------------------------
                                             2006            2005          2004          2003          2002          2001
                                          -----------      --------      --------      --------      --------      --------
                                          (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD....   $  16.90        $  16.43      $  15.10      $  11.96      $  15.62      $  17.99
                                           --------        --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:(A)
    Net investment income...............       0.07            0.29          0.29          0.21          0.20          0.20
    Net gains (losses) on investments,
      foreign currency and futures
      transactions (both realized and
      unrealized).......................       0.38            0.47          1.32          3.14         (3.66)        (2.38)
                                           --------        --------      --------      --------      --------      --------
Total from investment operations........       0.45            0.76          1.61          3.35         (3.46)        (2.18)
                                           --------        --------      --------      --------      --------      --------
LESS DISTRIBUTIONS:
    Dividends from net investment
      income............................      (0.08)          (0.29)        (0.28)        (0.21)        (0.20)        (0.19)
    Tax return of capital...............         --              --(B)         --            --            --            --(B)
                                           --------        --------      --------      --------      --------      --------
Total distributions.....................      (0.08)          (0.29)        (0.28)        (0.21)        (0.20)        (0.19)
                                           --------        --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD..........   $  17.27        $  16.90      $  16.43      $  15.10      $  11.96      $  15.62
                                           ========        ========      ========      ========      ========      ========
TOTAL RETURN............................      2.65%(C)        4.74%        10.76%        28.26%       (22.27%)      (12.12%)
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in
      thousands)........................   $201,676        $225,857      $244,668      $245,251      $195,368      $254,289
    Ratios to average net assets
      (annualized):(A)
         Net investment income..........      1.83%           1.75%         1.85%         1.63%         1.47%         1.22%
         Expenses, including expenses of
           the master portfolio.........      0.13%           0.13%         0.17%         0.14%         0.14%         0.15%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

(C) Not annualized.

--------------------------------------------------------------------------------

AMERICAN BEACON S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                              PLANAHEAD CLASS
                                  ------------------------------------------------------------------------
                                  SIX MONTHS
                                     ENDED                         YEAR ENDED DECEMBER 31,
                                   JUNE 30,        -------------------------------------------------------
                                     2006           2005         2004         2003       2002       2001
                                  -----------      -------      -------      -------   --------   --------
                                  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
  PERIOD........................    $ 16.69        $ 16.23      $ 14.96      $ 11.85   $  15.49   $  17.99
                                    -------        -------      -------      -------   --------   --------
INCOME FROM INVESTMENT
  OPERATIONS:(A)
    Net investment income.......       0.02           0.21         0.21         0.15       0.14       0.14
    Net gains (losses) on
      investments, foreign
      currency and futures
      transactions (both
      realized and
      unrealized)...............       0.38           0.48         1.31         3.12      (3.64)     (2.39)
                                    -------        -------      -------      -------   --------   --------
Total from investment
  operations....................       0.40           0.69         1.52         3.27      (3.50)     (2.25)
                                    -------        -------      -------      -------   --------   --------
LESS DISTRIBUTIONS:
    Dividends from net
      investment income.........      (0.06)         (0.23)       (0.25)       (0.16)     (0.14)     (0.25)
    Tax return of capital.......         --             --(B)        --           --         --         --(B)
                                    -------        -------      -------      -------   --------   --------
Total distributions.............      (0.06)         (0.23)       (0.25)       (0.16)     (0.14)     (0.25)
                                    -------        -------      -------      -------   --------   --------
NET ASSET VALUE, END OF PERIOD..    $ 17.03        $ 16.69      $ 16.23      $ 14.96   $  11.85   $  15.49
                                    =======        =======      =======      =======   ========   ========
TOTAL RETURN....................      2.39%(D)       4.32%       10.21%       27.65%    (22.59%)   (12.48%)
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period
      (in thousands)............    $44,445        $48,985      $46,344      $34,729   $ 24,885   $ 32,284
    Ratios to average net assets
      (annualized):(A)
         Net investment income,
           net of waivers.......      1.36%          1.28%        1.43%        1.16%      1.06%      0.89%
         Net investment income,
           before waivers.......      1.36%          1.28%        1.43%        1.15%      0.98%      0.84%
         Expenses, including
           expenses of the
           master portfolio, net
           of waivers(C)........      0.60%          0.61%        0.62%        0.63%      0.55%      0.56%
         Expenses, including
           expenses of the
           master portfolio,
           before waivers.......      0.60%          0.61%        0.62%        0.64%      0.63%      0.61%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

(C) American Beacon Advisors, Inc. agreed to reimburse the Class for a portion of its expenses through March 1, 2003.

(D) Not annualized.

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP INDEX FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                INSTITUTIONAL CLASS
                                      -----------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED                        YEAR ENDED DECEMBER 31,
                                       JUNE 30,        ------------------------------------------------------
                                         2006           2005         2004         2003       2002      2001
                                      -----------      -------      -------      -------   --------   -------
                                      (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
  PERIOD............................   $  12.78        $ 12.57      $ 11.27      $  7.70   $   9.79   $  9.69
                                       --------        -------      -------      -------   --------   -------
INCOME FROM INVESTMENT
  OPERATIONS:(A)
    Net investment income...........       0.12           0.16         0.14         0.04       0.11      0.09
    Net gains (losses) on
      investments, foreign currency
      and futures transactions (both
      realized and unrealized)......       0.91           0.42         1.87         3.57      (2.10)     0.11
                                       --------        -------      -------      -------   --------   -------
Total from investment operations....       1.03           0.58         2.01         3.61      (1.99)     0.20
                                       --------        -------      -------      -------   --------   -------
LESS DISTRIBUTIONS:
    Dividends from net investment
      income........................         --          (0.17)       (0.13)       (0.04)     (0.10)    (0.09)
    Distributions from net realized
      gain on investments...........         --          (0.15)       (0.58)          --         --        --
    Tax return of capital...........         --          (0.05)(B)       --           --         --     (0.01)(B)
                                       --------        -------      -------      -------   --------   -------
Total distributions.................         --          (0.37)       (0.71)       (0.04)     (0.10)    (0.10)
                                       --------        -------      -------      -------   --------   -------
NET ASSET VALUE, END OF PERIOD......   $  13.81        $ 12.78      $ 12.57      $ 11.27   $   7.70   $  9.79
                                       ========        =======      =======      =======   ========   =======
TOTAL RETURN........................      8.06%(C)       4.51%       17.91%       46.90%    (20.37%)    2.07%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in
      thousands)....................   $120,616        $46,113      $39,196      $67,756   $ 11,227   $11,803
    Ratios to average net assets
      (annualized):(A)
         Net investment income......      1.49%          1.12%        0.90%        1.04%      1.13%     1.36%
         Expenses, including
           expenses of the master
           portfolio................      0.15%          0.18%        0.22%        0.24%      0.20%     0.19%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master Small Cap Index Series.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution.

(C) Not annualized.

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                          INSTITUTIONAL CLASS
                                 ---------------------------------------------------------------------
                                 SIX MONTHS
                                    ENDED                       YEAR ENDED DECEMBER 31,
                                  JUNE 30,        ----------------------------------------------------
                                    2006           2005         2004      2003       2002       2001
                                 -----------      -------      -------   -------   --------   --------
                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................    $ 10.33        $  9.39      $  8.01   $  5.86   $   7.07   $   9.21
                                   -------        -------      -------   -------   --------   --------
INCOME FROM INVESTMENT
  OPERATIONS:(A)
    Net investment income......       0.18           0.21         0.17      0.14       0.11       0.10
    Net gains (losses) on
      investments, foreign
      currency and futures
      transactions (both
      realized and
      unrealized)..............       0.88           1.06         1.44      2.13      (1.23)     (2.12)
                                   -------        -------      -------   -------   --------   --------
Total from investment
  operations...................       1.06           1.27         1.61      2.27      (1.12)     (2.02)
                                   -------        -------      -------   -------   --------   --------
LESS DISTRIBUTIONS:
    Dividends from net
      investment income........         --          (0.24)       (0.23)    (0.12)     (0.09)     (0.09)
    Tax return of capital......         --          (0.09)(B)       --        --         --      (0.03)(B)
                                   -------        -------      -------   -------   --------   --------
Total distributions............         --          (0.33)       (0.23)    (0.12)     (0.09)     (0.12)
                                   -------        -------      -------   -------   --------   --------
NET ASSET VALUE, END OF
  PERIOD.......................    $ 11.39        $ 10.33      $  9.39   $  8.01   $   5.86   $   7.07
                                   =======        =======      =======   =======   ========   ========
TOTAL RETURN...................     10.26%(C)      13.58%       20.12%    38.87%    (15.65%)   (22.14%)
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period
      (in thousands)...........    $91,315        $90,200      $23,156   $10,043   $  4,912   $  3,773
    Ratios to average net
      assets (annualized):(A)
         Net investment
           income..............      3.21%          2.49%        2.16%     2.71%      1.97%      1.49%
         Expenses, including
           expenses of the
           master portfolio....      0.21%          0.23%        0.26%     0.31%      0.25%      0.29%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master International Index Series.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution.

(C) Not annualized.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
COMMON STOCKS - 98.2%
CONSUMER DISCRETIONARY - 10.3%
Amazon.Com, Inc. (a)...........     64,300   $    2,487
Apollo Group, Inc. (a).........     29,475        1,523
AutoNation, Inc. (a)...........     30,136          646
AutoZone, Inc. (a).............     11,387        1,004
Bed Bath & Beyond, Inc. (a)....     59,014        1,958
Best Buy Co., Inc. ............     84,281        4,622
Big Lots, Inc. (a).............     24,438          417
Black & Decker Corp. ..........     16,033        1,354
Brunswick Corp. ...............     19,929          663
Carnival Corp. ................     90,619        3,782
CBS Corp. .....................    161,898        4,379
Centex Corp. ..................     25,776        1,297
Circuit City Stores, Inc. .....     31,439          856
Clear Channel Communications,
  Inc. ........................    104,465        3,233
Coach, Inc. (a)................     80,700        2,413
Comcast Corp. (a)..............    439,767       14,398
Cooper Tire & Rubber Co. ......     12,537          140
D.R. Horton, Inc. .............     56,700        1,351
Darden Restaurants, Inc. ......     27,410        1,080
Dillard's, Inc. Class A........     13,653          435
Dollar General Corp. ..........     64,115          896
Dow Jones & Co., Inc. .........     12,526          439
Eastman Kodak Co. .............     60,837        1,447
eBay, Inc. (a).................    240,520        7,045
EW Scripps Co. ................     18,000          777
Family Dollar Stores, Inc. ....     33,068          808
Federated Department Stores,
  Inc. ........................    115,880        4,241
Ford Motor Co. ................    388,655        2,693
Fortune Brands, Inc. ..........     30,466        2,163
Gannett Co., Inc. .............     49,938        2,793
Gap, Inc. .....................    113,930        1,982
General Motors Corp. ..........    117,773        3,508
Genuine Parts Co. .............     35,493        1,479
Goodyear Tire & Rubber Co.
  (a)..........................     37,942          421
H&R Block, Inc. ...............     68,820        1,642
Harley-Davidson, Inc. .........     55,738        3,059
Harman International
  Industries, Inc. ............     13,900        1,187
Harrah's Entertainment,
  Inc. ........................     38,433        2,736
Hasbro, Inc. ..................     36,787          666
Hilton Hotels Corp. ...........     68,543        1,938
Home Depot, Inc. ..............    430,257       15,399
International Game Technology..     70,352        2,669
Interpublic Group of Cos., Inc.
  (a)..........................     88,477          739
JC Penney & Co., Inc. .........     49,188        3,321
Johnson Controls, Inc. ........     40,396        3,321
Jones Apparel Group, Inc. .....     23,979          762
KB HOME........................     15,862          727
Kohl's Corp. (a)...............     70,710        4,180
Leggett & Platt, Inc. .........     38,254          956
Lennar Corp. Class A...........     28,700        1,273
Limited Brands.................     70,969        1,816
Liz Claiborne, Inc. ...........     22,041          817

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
Lowe's Cos., Inc. .............    161,423   $    9,794
Marriot International, Inc.
  Class A......................     67,678        2,580
Mattel, Inc. ..................     81,445        1,345
McDonald's Corp. ..............    259,253        8,711
McGraw-Hill, Inc. .............     74,326        3,733
Meredith Corp. ................      8,947          443
New York Times Co. Class A.....     30,745          755
Newell Rubbermaid, Inc. .......     57,721        1,491
News Corp. Class A.............    492,200        9,440
NIKE, Inc. Class B.............     39,513        3,201
Nordstrom, Inc. ...............     44,576        1,627
Office Depot, Inc. (a).........     59,670        2,267
OfficeMax, Inc. ...............     14,319          584
Omnicom Group, Inc. ...........     35,617        3,173
Pulte Homes, Inc. .............     44,872        1,292
Radioshack Corp. ..............     28,653          401
Sears Holdings Corp. (a).......     20,152        3,120
Sherwin-Williams Co. ..........     23,570        1,119
Snap-On, Inc. .................     12,548          507
Stanley Works..................     14,432          682
Staples, Inc. .................    152,125        3,700
Starbucks Corp. (a)............    159,552        6,025
Starwood Hotels & Resorts
  Worldwide, Inc. Class B......     45,212        2,728
Target Corp. ..................    179,657        8,780
Tiffany & Co. .................     30,068          993
Time Warner, Inc. .............    891,447       15,422
TJX Cos., Inc. ................     94,713        2,165
Tribune Co. ...................     54,955        1,782
Univision Communications, Inc.
  Class A (a)..................     46,818        1,568
V.F. Corp. ....................     18,488        1,256
Viacom, Inc. (a)...............    150,698        5,401
Walt Disney Co. ...............    456,873       13,706
Wendy's International, Inc. ...     23,967        1,397
Whirlpool Corp. ...............     16,262        1,344
Yum! Brands, Inc. .............     56,422        2,836
                                             ----------
                                                251,306
                                             ----------

CONSUMER STAPLES - 9.4%
Alberto Culver Co. Class B.....     16,058          782
Altria Group, Inc. ............    434,864       31,932
Anheuser-Busch Cos., Inc. .....    161,167        7,348
Archer-Daniels-Midland Co. ....    136,567        5,637
Avon Products, Inc. ...........     94,448        2,928
Brown-Forman Corp. Class B.....     17,182        1,228
Campbell Soup Co. .............     38,183        1,417
Clorox Co. ....................     31,310        1,909
Coca-Cola Co. .................    426,735       18,358
Coca-Cola Enterprises, Inc. ...     64,300        1,310
Colgate-Palmolive Co. .........    107,035        6,411
ConAgra Foods, Inc. ...........    108,046        2,389
Constellation Brands, Inc.
  Class A (a)..................     40,600        1,015
Costco Wholesale Corp..........     97,951        5,596
CVS Corp.......................    170,484        5,234
Dean Foods Co. (a).............     28,400        1,056

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
Estee Lauder Cos, Inc..........     25,400   $      982
General Mills, Inc.............     74,364        3,842
H.J. Heinz Co..................     70,320        2,899
Hershey Foods Corp.............     37,308        2,055
Kellogg Co.....................     50,529        2,447
Kimberly-Clark Corp............     95,564        5,896
Kroger Co......................    152,022        3,323
McCormick & Co., Inc...........     27,400          919
Molson Coors Brewing Co., Class
  B............................     12,244          831
Pepsi Bottling Group, Inc......     28,353          911
PepsiCo, Inc...................    344,110       20,660
Procter & Gamble Co............    683,457       38,000
Reynolds American, Inc.........     17,840        2,057
Safeway, Inc...................     93,693        2,436
Sara Lee Corp..................    158,717        2,543
SuperValu, Inc.................     43,003        1,320
Sysco Corp.....................    129,281        3,951
Tyson Foods, Inc., Class A.....     53,800          799
UST Corp.......................     33,547        1,516
Wal-Mart Stores, Inc...........    520,628       25,079
Walgreen Co....................    210,210        9,426
Whole Foods Market, Inc........     29,000        1,875
Wrigley Wm., Jr. Co............     45,670        2,072
                                             ----------
                                                230,389
                                             ----------

ENERGY - 9.9%
Anadarko Petroleum Corp........     96,108        4,583
Apache Corp....................     69,030        4,711
Baker Hughes, Inc..............     70,880        5,802
BJ Services Co.................     67,510        2,515
Chesapeake Energy Corp.........     80,900        2,447
ChevronTexaco Corp.............    461,588       28,646
ConocoPhillips.................    343,696       22,522
Devon Energy Corp..............     91,422        5,523
El Paso Corp...................    145,394        2,181
EOG Resources, Inc.............     50,568        3,506
ExxonMobil Corp................  1,260,302       77,320
Halliburton Co.................    107,386        7,969
Hess Corp......................     50,106        2,648
Kerr-McGee Corp................     47,142        3,269
Kinder Morgan, Inc.............     21,938        2,191
Marathon Oil Corp..............     75,357        6,277
Murphy Oil Corp................     34,800        1,944
Nabors Industries, Ltd. (a)....     64,330        2,174
National Oilwell Varco, Inc.
  (a)..........................     36,300        2,299
Noble Corp.....................     28,523        2,123
Occidental Petroleum Corp......     89,123        9,140
Rowan Cos., Inc................     23,239          827
Schlumberger, Ltd..............    245,614       15,992
Sunoco, Inc....................     27,956        1,937
Transocean, Inc. (a)...........     67,495        5,421
Valero Energy Corp.............    128,000        8,515
Weatherford International Ltd.
  (a)..........................     72,800        3,612
Williams Cos., Inc.............    123,737        2,891
XTO Energy, Inc................     75,800        3,356
                                             ----------
                                                242,341
                                             ----------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)

FINANCIALS - 21.0%
ACE, Ltd.......................     68,155   $    3,448
AFLAC, Inc.....................    103,616        4,803
Allstate Corp..................    132,107        7,230
Ambac Financial Group, Inc.....     22,047        1,788
American Express Co............    256,773       13,665
American International Group,
  Inc..........................    540,983       31,945
Ameriprise Financial, Inc......     50,594        2,260
AmSouth Bancorp................     72,519        1,918
AON Corp.......................     66,023        2,299
Apartment Investment &
  Management Co. Class A.......     20,500          891
Archstone-Smith Trust..........     44,300        2,254
Bank of America Corp...........    950,428       45,716
Bank of New York Co., Inc......    161,179        5,190
BB&T Corp......................    115,018        4,784
Bear Stearns Cos., Inc.........     25,299        3,544
Boston Properties, Inc.........     19,100        1,727
Capital One Financial Corp.....     63,015        5,385
Charles Schwab Corp............    214,993        3,436
Chubb Corp.....................     86,778        4,330
Cincinnati Financial Corp......     36,505        1,716
CIT Group, Inc.................     42,000        2,196
Citigroup, Inc.................  1,035,371       49,946
Comerica, Inc..................     33,832        1,759
Commerce Bancorp, Inc..........     38,300        1,366
Compass Bancshares, Inc........     27,100        1,507
Countrywide Financial Corp.....    127,286        4,847
E*Trade Financial Corp. (a)....     89,400        2,040
Equity Office Properties
  Trust........................     75,941        2,773
Equity Residential.............     60,907        2,724
Fannie Mae.....................    201,429        9,689
Federal Home Loan Mortgage
  Corp.........................    143,746        8,195
Federated Investors, Inc. Class
  B............................     18,100          570
Fifth Third Bancorp............    116,000        4,286
First Horizon National Corp....     26,117        1,050
Franklin Resources, Inc........     31,744        2,756
Genworth Financial, Inc........     75,700        2,637
Golden West Financial Corp.....     53,622        3,979
Goldman Sachs Group, Inc.......     89,900       13,524
Hartford Financial Services
  Group, Inc...................     63,088        5,337
Huntington Bancshares, Inc.....     50,554        1,192
J.P. Morgan Chase & Co.........    723,619       30,392
Janus Capital Group, Inc. .....     44,919          804
KeyCorp                             83,709        2,987
Kimco Realty Corp. ............     44,300        1,616
Legg Mason, Inc. ..............     27,600        2,747
Lehman Brothers Holdings,
  Inc. ........................    111,336        7,253
Lincoln National Corp. ........     59,492        3,358
Loews Corp. ...................     84,942        3,011
M & T Bank Corp. ..............     16,300        1,922
Marsh & McLennan Cos., Inc. ...    113,936        3,064
Marshall & Ilsley Corp. .......     47,192        2,159
MBIA, Inc. ....................     27,758        1,625
Mellon Financial Corp. ........     86,323        2,972
Merrill Lynch & Co., Inc. .....    192,327       13,378

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
MetLife, Inc. .................    157,807   $    8,081
MGIC Investment Corp. .........     18,362        1,193
Moody's Corp. .................     51,030        2,779
Morgan Stanley.................    222,943       14,092
National City Corp. ...........    112,691        4,078
North Fork Bancorp, Inc. ......     96,535        2,912
Northern Trust Corp. ..........     38,840        2,148
Plum Creek Timber Co., Inc. ...     38,580        1,370
PNC Financial Services Group,
  Inc. ........................     61,847        4,340
Principal Financial Group,
  Inc. ........................     58,150        3,236
Progressive Corp. .............    162,588        4,180
ProLogis.......................     51,200        2,669
Prudential Financial, Inc. ....    102,800        7,988
Public Storage, Inc. ..........     17,200        1,305
Regions Financial Corp. .......     95,609        3,167
SAFECO Corp. ..................     24,664        1,390
Simon Property Group, Inc. ....     38,363        3,182
SLM Corp. .....................     85,342        4,516
Sovereign Bancorp, Inc. .......     77,805        1,580
St. Paul Travelers Cos.,
  Inc. ........................    145,225        6,474
State Street Corp. (b).........     69,525        4,039
SunTrust Banks, Inc. ..........     75,572        5,763
Synovus Financial Corp. .......     67,604        1,810
T. Rowe Price Group, Inc. .....     55,580        2,101
Torchmark Corp. ...............     20,676        1,255
U.S. Bancorp...................    370,461       11,440
UnumProvident Corp. ...........     62,935        1,141
Vornado Realty Trust...........     24,700        2,409
Wachovia Corp. ................    334,886       18,111
Washington Mutual, Inc. .......    199,913        9,112
Wells Fargo Co. ...............    349,811       23,466
XL Capital, Ltd. Class A.......     37,732        2,313
Zions Bancorp..................     22,219        1,732
                                             ----------
                                                513,362
                                             ----------

HEALTH CARE - 12.0%
Abbott Laboratories............    317,667       13,853
Aetna, Inc. ...................    118,528        4,733
Allergan, Inc. ................     31,991        3,431
AmerisourceBergen Corp. .......     43,432        1,821
Amgen, Inc. (a)................    245,475       16,012
Applera Corp. -- Applied
  Biosystems Group.............     38,367        1,241
Barr Pharmaceuticals, Inc.
  (a)..........................     22,400        1,068
Bausch & Lomb, Inc. ...........     11,325          555
Baxter International, Inc. ....    136,126        5,004
Becton, Dickinson & Co. .......     51,829        3,168
Biogen Idec, Inc. (a)..........     71,673        3,321
Biomet, Inc. ..................     51,841        1,622
Boston Scientific Corp. (a)....    254,012        4,278
Bristol-Myers Squibb Co. ......    409,217       10,582
C.R. Bard, Inc. ...............     21,594        1,582
Cardinal Health, Inc. .........     86,866        5,588
Caremark Rx, Inc. .............     91,908        4,583
CIGNA Corp. ...................     24,989        2,462
Coventry Health Care, Inc.
  (a)..........................     33,600        1,846
Eli Lilly & Co. ...............    235,197       12,999

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
Express Scripts, Inc. (a)......     30,600   $    2,195
Fisher Scientific
  International, Inc. (a)......     25,900        1,892
Forest Laboratories, Inc.
  (a)..........................     68,306        2,643
Genzyme Corp. (a)..............     54,105        3,303
Gilead Sciences, Inc. (a)......     94,600        5,597
HCA, Inc. .....................     85,459        3,688
Health Management Associates,
  Inc. Class A.................     50,398          993
Hospira, Inc. (a)..............     32,236        1,384
Humana, Inc. (a)...............     34,425        1,849
IMS Health, Inc. ..............     41,881        1,125
Johnson & Johnson..............    616,646       36,949
King Pharmaceuticals, Inc.
  (a)..........................     49,932          849
Laboratory Corp. of America
  Holdings (a).................     26,300        1,637
Manor Care, Inc. ..............     16,651          781
McKesson Corp. ................     63,831        3,018
Medco Health Solutions, Inc.
  (a)..........................     62,672        3,590
MedImmune, Inc. (a)............     52,465        1,422
Medtronic, Inc. ...............    251,202       11,786
Merck & Co., Inc. .............    454,303       16,550
Millipore Corp. (a)............     10,728          676
Mylan Laboratories Inc. .......     43,200          864
Patterson Cos., Inc. (a).......     29,500        1,030
Pfizer, Inc. ..................  1,525,974       35,815
Quest Diagnostics Inc. ........     33,800        2,025
Schering-Plough Corp. .........    309,224        5,885
St. Jude Medical, Inc. (a).....     74,794        2,425
Stryker Corp. .................     60,908        2,565
Tenet Healthcare Corp. (a).....     99,009          691
Thermo Electron Corp. (a)......     33,929        1,230
UnitedHealth Group, Inc. ......    280,368       12,555
Watson Pharmaceuticals, Inc.
  (a)..........................     22,003          512
Wellpoint, Inc. (a)............    132,678        9,655
Wyeth..........................    280,131       12,441
Zimmer Holdings, Inc. (a)......     51,620        2,928
                                             ----------
                                                292,297
                                             ----------

INDUSTRIALS - 11.5%
3M Co..........................    156,884       12,672
Allied Waste Industries, Inc.
  (a)..........................     50,667          576
American Power Conversion
  Corp. .......................     36,667          715
American Standard Cos.,
  Inc. ........................     37,321        1,615
Avery Dennison Corp. ..........     22,970        1,334
Boeing Co. ....................    166,445       13,634
Burlington Northern Santa Fe
  Corp. .......................     76,250        6,043
Caterpillar, Inc. .............    139,370       10,380
Cendant Corp. .................    207,622        3,382
Cintas Corp. ..................     28,482        1,132
Cooper Industries, Ltd. .......     19,121        1,777
CSX Corp. .....................     45,824        3,228
Cummins, Inc. .................      9,573        1,170
Danaher Corp. .................     49,426        3,179
Deere & Co. ...................     48,741        4,069

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
Dover Corp. ...................     42,713   $    2,111
Eaton Corp. ...................     30,978        2,336
Emerson Electric Co. ..........     85,335        7,152
Equifax, Inc. .................     26,769          919
FedEx Corp. ...................     63,446        7,414
Fluor Corp. ...................     18,106        1,683
General Dynamics Corp. ........     83,912        5,493
General Electric Co. ..........  2,165,923       71,389
Goodrich Co. ..................     25,755        1,038
Honeywell International,
  Inc. ........................    172,142        6,937
Illinois Tool Works, Inc. .....     86,828        4,124
Ingersoll-Rand Co. Class A.....     68,600        2,935
ITT Industries, Inc. ..........     38,404        1,901
L-3 Communications Holdings,
  Inc. ........................     25,200        1,901
Lockheed Martin Corp. .........     73,571        5,278
Masco Corp. ...................     83,074        2,462
Monster Worldwide, Inc. (a)....     26,192        1,117
Navistar International Corp.
  (a)..........................     13,180          324
Norfolk Southern Corp. ........     86,861        4,623
Northrop Grumman Corp. ........     71,478        4,579
PACCAR, Inc. ..................     34,570        2,848
Pall Corp. ....................     26,774          750
Parker-Hannifin Corp. .........     25,223        1,957
Pitney Bowes, Inc. ............     45,939        1,897
R.R. Donnelley & Sons Co. .....     45,660        1,459
Raytheon Co. ..................     93,114        4,150
Robert Half International,
  Inc. ........................     36,214        1,521
Rockwell Automation, Inc. .....     37,120        2,673
Rockwell Collins, Inc. ........     35,419        1,979
Ryder Systems, Inc. ...........     12,780          747
Southwest Airlines Co. ........    147,740        2,418
Textron, Inc. .................     26,975        2,487
Tyco International, Ltd. ......    423,848       11,656
Union Pacific Corp. ...........     56,340        5,237
United Parcel Service, Inc.
  Class B......................    225,800       18,590
United Technologies Corp. .....    210,414       13,344
W.W. Grainger, Inc. ...........     16,109        1,212
Waste Management, Inc. ........    113,279        4,064
                                             ----------
                                                279,611
                                             ----------

INFORMATION TECHNOLOGY - 14.4%
ADC Telecommunications, Inc.
  (a)..........................     25,018          422
Adobe Systems, Inc. ...........    125,242        3,802
Advanced Micro Devices, Inc.
  (a)..........................    100,184        2,447
Affiliated Computer Services,
  Inc. (a).....................     24,600        1,270
Agilent Technologies, Inc.
  (a)..........................     89,297        2,818
Altera Corp. (a)...............     75,978        1,333
Analog Devices, Inc. ..........     74,861        2,406
Andrew Corp. (a)...............     34,827          309
Apple Computer, Inc. (a).......    176,992       10,110
Applied Materials, Inc. .......    325,061        5,292
Autodesk, Inc. ................     48,430        1,669
Automatic Data Processing,
  Inc. ........................    120,238        5,453
Avaya, Inc. (a)................     87,415          998

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
BMC Software, Inc. (a).........     44,636   $    1,067
Broadcom Corp. (a).............     95,769        2,878
CA, Inc. ......................     95,129        1,955
CIENA Corp. (a)................    126,088          607
Cisco Systems, Inc. (a)........  1,271,159       24,826
Citrix Systems, Inc. (a).......     38,153        1,531
Computer Sciences Corp. (a)....     39,182        1,898
Compuware Corp. (a)............     78,557          526
Comverse Technology, Inc. (a)..     42,838          847
Convergys Corp. (a)............     28,605          558
Corning, Inc. (a)..............    325,585        7,876
Dell, Inc. (a).................    472,791       11,541
Electronic Arts, Inc. (a)......     63,400        2,729
Electronic Data Systems
  Corp. .......................    107,786        2,593
EMC Corp. (a)..................    491,541        5,392
First Data Corp. ..............    159,204        7,171
Fiserv, Inc. (a)...............     36,347        1,649
Freescale Semiconductor, Inc.
  (a)..........................     84,108        2,473
Gateway, Inc. (a)..............     65,065          124
Google, Inc. (a)...............     42,910       17,993
Hewlett-Packard Co. ...........    580,819       18,400
Intel Corp. ...................  1,211,203       22,952
International Business Machines
  Corp. .......................    322,818       24,799
Intuit, Inc. (a)...............     35,351        2,135
Jabil Circuit, Inc. ...........     36,613          937
JDS Uniphase Corp. (a).........    352,519          892
Juniper Networks, Inc. (a).....    117,100        1,872
KLA-Tencor Corp................     41,864        1,740
Lexmark International Group,
  Inc. Class A (a).............     21,702        1,212
Linear Technology Corp.........     63,675        2,132
LSI Logic Corp. (a)............     81,935          733
Lucent Technologies, Inc.
  (a)..........................    931,672        2,255
Maxim Integrated Products,
  Inc..........................     67,156        2,156
Micron Technology, Inc. (a)....    151,532        2,282
Microsoft Corp.................  1,827,204       42,574
Molex, Inc.....................     29,510          991
Motorola, Inc..................    513,998       10,357
National Semiconductor Corp....     70,318        1,677
NCR Corp. (a)..................     38,184        1,399
Network Appliance, Inc. (a)....     78,067        2,756
Novell, Inc. (a)...............     68,842          456
Novellus Systems, Inc. (a).....     27,369          676
NVIDIA Corp. (a)...............     73,902        1,573
Oracle Corp. (a)...............    810,519       11,744
Parametric Technology Corp. New
  (a)..........................     23,296          296
Paychex, Inc...................     69,527        2,710
PerkinElmer, Inc...............     27,257          570
PMC-Sierra, Inc. (a)...........     43,224          406
QLogic Corp. (a)...............     34,290          591
QUALCOMM, Inc..................    348,878       13,980
Sabre Holdings Corp. Class A...     28,424          625
SanDisk Corp. (a)..............     40,800        2,080
Sanmina-SCI Corp. (a)..........    112,858          519
Solectron Corp. (a)............    187,214          640
Sun Microsystems, Inc. (a).....    732,888        3,042

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
Symantec Corp. (a).............    214,834   $    3,339
Symbol Technologies, Inc.......     52,185          563
Tektronix, Inc.................     16,729          492
Tellabs, Inc. (a)..............     93,575        1,245
Teradyne, Inc. (a).............     41,392          577
Texas Instruments, Inc.........    324,203        9,820
Unisys Corp. (a)...............     72,779          457
VeriSign, Inc. (a).............     51,300        1,189
Waters Corp. (a)...............     21,857          970
Xerox Corp. (a)................    190,442        2,649
Xilinx, Inc....................     72,204        1,635
Yahoo!, Inc. (a)...............    262,080        8,649
                                             ----------
                                                350,307
                                             ----------

MATERIALS - 3.1%
Air Products & Chemicals,
  Inc..........................     46,489        2,972
Alcoa, Inc.....................    180,846        5,852
Allegheny Technologies, Inc....     18,029        1,248
Ashland, Inc...................     14,980          999
Ball Corp......................     21,670          803
Bemis Co., Inc.................     21,628          662
Consol Energy, Inc.............     38,300        1,789
Dow Chemical Co................    200,999        7,845
E.I. Du Pont de Nemours & Co...    191,639        7,972
Eastman Chemical Co............     16,862          911
Ecolab, Inc....................     38,226        1,551
Freeport-McMoRan Copper & Gold,
  Inc. Class B.................     39,514        2,189
Hercules, Inc. (a).............     24,698          377
International Flavors &
  Fragrances, Inc..............     16,204          571
International Paper Co.........    102,856        3,322
Louisiana-Pacific Corp.........     21,959          481
MeadWestvaco Corp..............     37,588        1,050
Monsanto Co....................     56,246        4,735
Newmont Mining Corp............     94,042        4,978
Nucor Corp.....................     64,808        3,516
Pactiv Corp. (a)...............     29,764          737
Phelps Dodge Corp..............     42,510        3,493
PPG Industries, Inc............     34,490        2,276
Praxair, Inc...................     67,420        3,641
Rohm & Haas Co.................     29,896        1,498
Sealed Air Corp................     17,036          887
Sigma-Aldrich Corp.............     13,793        1,002
Temple-Inland, Inc.............     22,928          983
United States Steel Corp.......     22,802        1,599
Vulcan Materials Co............     20,996        1,638
Weyerhaeuser Co................     51,624        3,214
                                             ----------
                                                 74,791
                                             ----------

TELECOMMUNICATION SERVICES - 3.3%
ALLTEL Corp....................     80,898        5,164
AT&T, Inc......................    809,553       22,578
BellSouth Corp.................    376,528       13,630
CenturyTel, Inc................     23,808          884
Citizens Communications Co.....     68,877          899

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
Embarq Corp. (a)...............     31,045   $    1,273
Qwest Communications
  International, Inc. (a)......    325,122        2,630
Sprint Corp. (Fon Group).......    620,000       12,394
Verizon Communications, Inc....    607,410       20,342
                                             ----------
                                                 79,794
                                             ----------

UTILITIES - 3.3%
AES Corp. (a)..................    137,914        2,545
Allegheny Energy, Inc. (a).....     33,899        1,257
Ameren Corp....................     42,542        2,148
American Electric Power Co.,
  Inc..........................     82,254        2,817
CenterPoint Energy, Inc........     63,893          799
CMS Energy Corp. (a)...........     46,605          603
Consolidated Edison, Inc.......     51,122        2,272
Constellation Energy Group,
  Inc..........................     37,103        2,023
Dominion Resources, Inc........     72,587        5,429
DTE Energy Co..................     36,946        1,505
Duke Energy Corp...............    256,899        7,545
Dynegy Inc. Class A (a)........     77,330          423
Edison International...........     67,762        2,643
Entergy Corp...................     43,243        3,059
Exelon Corp....................    139,078        7,904
FirstEnergy Corp...............     68,812        3,730
FPL Group, Inc.................     84,078        3,479
KeySpan Corp...................     35,806        1,447
Nicor, Inc.....................      9,313          386
NiSource, Inc..................     57,867        1,264
Peoples Energy Corp............      8,131          292
PG&E Corp......................     72,023        2,829
Pinnacle West Capital Corp.....     20,581          821
PPL Corp.......................     79,236        2,559
Progress Energy, Inc...........     52,408        2,247
Public Service Enterprise
  Group, Inc...................     52,422        3,466
Sempra Energy..................     53,789        2,446
Southern Co....................    154,958        4,966
TECO Energy, Inc...............     43,276          647
TXU Corp.......................     96,496        5,770
Xcel Energy, Inc...............     83,797        1,607
                                             ----------
                                                 80,928
                                             ----------
    TOTAL COMMON STOCKS (COST
      $1,666,913,046)..........  .........    2,395,126
                                             ----------
                                      PAR
                                     AMOUNT
                                 --------------
                                 (IN THOUSANDS)
U.S. GOVERNMENT SECURITIES - 0.2%
United States Treasury Bill
  4.70% due 09/07/06 (c)(d)....    $   4,299           4,261
                                                  ----------
    TOTAL U.S. GOVERNMENT
      SECURITIES (COST
      $4,260,834)..............  ...........           4,261
                                                  ----------

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES         VALUE
                                 --------------   ----------
                                   (DOLLARS IN THOUSANDS)
MONEY MARKET FUNDS - 0.9%
AIM Short Term Investment Prime
  Portfolio....................       21,566      $   21,566
Federated Money Market
  Obligations Trust............          513             513
                                                  ----------
    TOTAL MONEY MARKET FUNDS
      (COST $22,078,843).......                       22,079
                                                  ----------
TOTAL INVESTMENTS - 99.3%
  (IDENTIFIED COST
  $1,693,252,723)..............                    2,421,466
                                                  ----------
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.7%...........                       16,265
                                                  ----------
NET ASSETS - 100.0%............                   $2,437,731
                                                  ==========

SCHEDULE OF FUTURES CONTRACTS

                               NUMBER OF    UNREALIZED
                               CONTRACTS   DEPRECIATION
                               ---------   ------------
                                (DOLLARS IN THOUSANDS)
S&P 500 Financial Futures
  Contracts (long) Expiration
  Date 09/2006...............     666         $1,041
                                              ------
Total unrealized appreciation
  on open futures contracts
  purchased..................                 $1,041
                                              ======

---------------
(a) Non-income producing security.

(b) Affiliated issuer.

(c) Security held as collateral in relation to initial margin requirements on futures contracts.

(d) Rate represents annualized yield at date of purchase.

AFFILIATE TABLE

                                     SHARES PURCHASED                                      INCOME EARNED
                        NUMBER OF      FOR THE SIX      SHARES SOLD FOR     NUMBER OF       FOR THE SIX    REALIZED GAIN
                       SHARES HELD     MONTHS ENDED     THE SIX MONTHS    SHARES HELD AT   MONTHS ENDED    ON SHARES SOLD
SECURITY DESCRIPTION   12/31/2005        6/30/06         ENDED 6/30/06       6/30/06       6/30/06 (000)       (000)
--------------------   -----------   ----------------   ---------------   --------------   -------------   --------------
State Street Corp.       70,325           1,200              2,000            69,525            $27             $42

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (Unaudited) (Amounts in thousands)
--------------------------------------------------------------------------------

ASSETS
     Investments in unaffiliated issuers at market
      (identified cost $1,690,939)..........................  $2,417,427
     Investments in non-controlled affiliates at market
      (identified cost $2,314) (Note 4).....................       4,039
                                                              ----------
                                                               2,421,466

     Receivables:
          Investment securities sold........................      13,639
          Dividends and interest............................       2,921
                                                              ----------
          TOTAL ASSETS......................................   2,438,026
                                                              ----------
LIABILITIES
     Payables:
          Daily variation margin on futures contracts.......         110
          Management fees (Note 4)..........................         185
                                                              ----------
          TOTAL LIABILITIES.................................         295
                                                              ----------
NET ASSETS..................................................  $2,437,731
                                                              ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2006 (Unaudited) (Amounts in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividend income -- unaffiliated issuers................            $22,997
     Dividend income -- non-controlled affiliated issuer....                 27
     Interest...............................................              1,312
                                                                        -------
          TOTAL INVESTMENT INCOME...........................             24,336
                                                                        -------
EXPENSES
     Management fees (Note 4)...............................  $   557
                                                              -------
          TOTAL EXPENSES....................................                557
                                                                        -------
NET INVESTMENT INCOME.......................................             23,779
                                                                        -------

REALIZED AND UNREALIZED GAIN (LOSS)
     Net realized gain (loss) on:
          Investments -- unaffiliated issuers...............   (4,121)
          Investments -- non-controlled affiliated issuer...       42
          Futures contracts.................................   (1,439)
                                                              -------
                                                                         (5,518)

     Net change in net unrealized appreciation
      (depreciation) on:
          Investments.......................................   45,905
          Futures contracts.................................    1,807
                                                              -------
                                                                         47,712
                                                                        -------
Net realized and unrealized gain............................             42,194
                                                                        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $65,973
                                                                        =======

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS (Amounts in thousands)
--------------------------------------------------------------------------------

                                                                FOR THE
                                                              SIX MONTHS      FOR THE
                                                                 ENDED       YEAR ENDED
                                                               JUNE 30,     DECEMBER 31,
                                                                 2006           2005
                                                              -----------   ------------
                                                              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
     Net Investment Income..................................  $   23,779     $   45,936
     Net realized loss on investments and futures
      contracts.............................................      (5,518)        (7,186)
          Net change in net unrealized appreciation
             (depreciation).................................      47,712         63,727
                                                              ----------     ----------
          NET INCREASE IN NET ASSETS RESULTING FROM
             OPERATIONS.....................................      65,973        102,477
                                                              ----------     ----------

CAPITAL TRANSACTIONS
     Proceeds from contributions............................     117,084        278,352
     Fair value of withdrawals..............................    (198,435)      (457,339)
     Withdrawals in-kind....................................          --       (237,848)
                                                              ----------     ----------
          NET DECREASE IN NET ASSETS FROM CAPITAL
             TRANSACTIONS...................................     (81,351)      (416,835)
                                                              ----------     ----------
TOTAL NET DECREASE IN NET ASSETS............................     (15,378)      (314,358)
NET ASSETS
     Beginning of period....................................   2,453,109      2,767,467
                                                              ----------     ----------
     END OF PERIOD..........................................  $2,437,731     $2,453,109
                                                              ==========     ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following table includes selected supplemental data and ratios to average net assets:

                                     FOR THE
                                   SIX MONTHS                       YEAR ENDED DECEMBER 31,
                                      ENDED      --------------------------------------------------------------
                                     6/30/06        2005         2004         2003         2002         2001
                                   -----------   ----------   ----------   ----------   ----------   ----------
                                   (UNAUDITED)
SUPPLEMENTAL DATA AND RATIOS:
    Net assets, end of period (in
      thousands).................  $2,437,731    $2,453,109   $2,767,467   $2,714,672   $1,992,548   $2,692,298
    Ratios to average net assets:
        Operating expenses.......       0.045%+       0.045%       0.045%       0.045%       0.045%       0.045%
        Net investment income....        1.92%+        1.84%        1.97%        1.74%        1.57%        1.34%
    Portfolio turnover rate*.....           4%++          8%           9%          12%          13%          14%
    Total return(a)..............        2.69%++       4.87%       10.86%       28.62%      (22.16)%     (11.94)%

---------------
*  The portfolio turnover rate excludes in-kind security transactions.

+  Annualized

++ Not Annualized

(a) Results represent past performance and are not indicative of future results.

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION

     The State Street Master Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises six investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the "Portfolio"). At June 30, 2006, only the Portfolio and State Street Money Market Portfolio were in operation. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

     The Portfolio's investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R) Index"). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500(R) Index. The S&P 500(R) Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

  Security valuation

     The Portfolio's investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

  Securities transactions, investment income and expenses

     Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner's daily ownership percentage.

  Federal income taxes

     The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

  Futures

     The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500(R) Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission (the "SEC") requirements.

     The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

  Use of Estimates

     The Portfolio's financial statements are prepared in accordance with U.S. generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates.

3.   SECURITIES TRANSACTIONS

     For the six months ended June 30, 2006, purchases and sales of investment securities, excluding short-term investments, futures contracts, and in-kind withdrawals, aggregated to $94,209,892 and $139,808,353, respectively. The aggregate value of in-kind withdrawals was $0.

     At June 30, 2006, the book cost of investments was $1,693,252,723 which approximates cost computed on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $821,744,395 and $93,531,438, respectively, resulting in net appreciation of $728,212,957 for all securities as computed on a federal income tax basis.

4.   RELATED PARTY FEES AND TRANSACTIONS

     The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), a subsidiary of State Street Corp. and an affiliate of State Street,

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio's average daily net assets.

     Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500(R) Index. The market value of this investment at June 30, 2006 is listed in the Portfolio of Investments.

5.   INDEMNIFICATIONS

     Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements in unknown as this could involve future claims against the Trust

GENERAL INFORMATION (UNAUDITED)

  Proxy Voting Policies and Procedures and Record

     The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available (i) without charge, upon request, by calling (877) 521-4083 or
(ii) on the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 (i) without charge, upon request, by (i) calling (877) 521-4083 or (ii) on the SEC's website at www.sec.gov.

  Quarterly Portfolio Schedule

     The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                                                                                           PERCENT OF
INDUSTRY                               SHARES HELD               COMMON STOCKS                 VALUE       NET ASSETS
--------                               -----------               -------------              ------------   ----------
Advertising Agencies                        25,400   aQuantive, Inc. (a)                    $    643,382       0.1%
                                                     Other Securities                          2,177,885       0.5
                                                                                            ------------     -----
                                                                                               2,821,267       0.6
                                                                                            ------------     -----
Aerospace                                            Other Securities                          2,630,482       0.5
Agriculture, Fishing & Ranching                      Other Securities                            949,400       0.2
Air Transport                               65,800   JetBlue Airways Corp. (a)                   798,812       0.2
                                                     Other Securities                          4,207,986       0.8
                                                                                            ------------     -----
                                                                                               5,006,798       1.0
                                                                                            ------------     -----
Aluminum                                             Other Securities                            774,675       0.2
Auto Parts: After Market                             Other Securities                            777,544       0.2
Auto Parts: Original Equipment                       Other Securities                          2,149,742       0.4
Auto, Trucks & Parts                                 Other Securities                          1,101,829       0.2
Banks: New York City                                 Other Securities                            391,798       0.1
Banks: Outside New York City                19,644   Cathay General Bancorp                      714,649       0.2
                                            18,900   First Midwest Bancorp, Inc.                 700,812       0.2
                                            31,100   FirstMerit Corp.                            651,234       0.1
                                            13,600   SVB Financial Group (a)                     618,256       0.1
                                            17,113   Texas Regional Bancshares, Inc. Class
                                                     A                                           648,925       0.1
                                                     Other Securities                         29,847,302       5.8
                                                                                            ------------     -----
                                                                                              33,181,178       6.5
                                                                                            ------------     -----
Beverage: Brewers (Wineries)                         Other Securities                            591,278       0.1
Biotechnology Research & Production         21,600   OSI Pharmaceuticals, Inc. (a)               711,936       0.1
                                                     Other Securities                         11,623,460       2.3
                                                                                            ------------     -----
                                                                                              12,335,396       2.4
                                                                                            ------------     -----
Building Materials                          10,665   Watsco, Inc.                                637,980       0.1
                                                     Other Securities                          2,366,527       0.5
                                                                                            ------------     -----
                                                                                               3,004,507       0.6
                                                                                            ------------     -----
Building: Cement                                     Other Securities                            166,855       0.0
Building: Heating & Plumbing                         Other Securities                            455,804       0.1
Building: Miscellaneous                              Other Securities                            772,267       0.2
Building: Roofing & Wallboard                        Other Securities                            629,866       0.1
Cable Television Services                            Other Securities                            431,090       0.1
Casinos & Gambling                          12,091   Aztar Corp. (a)                             628,248       0.1
                                                     Other Securities                          2,885,896       0.6
                                                                                            ------------     -----
                                                                                               3,514,144       0.7
                                                                                            ------------     -----
Chemicals                                            Other Securities                          6,284,751       1.2
Coal                                                 Other Securities                            791,734       0.2
Commercial Information Services                      Other Securities                          1,171,903       0.2

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                           PERCENT OF
INDUSTRY                               SHARES HELD               COMMON STOCKS                 VALUE       NET ASSETS
--------                               -----------               -------------              ------------   ----------
Communications & Media                               Other Securities                       $    458,234       0.1%
Communications Technology                  145,600   3Com Corp. (a)                              745,472       0.1
                                           100,600   Brocade Communications Systems, Inc.
                                                     (a)                                         617,684       0.1
                                                     Other Securities                         11,617,732       2.3
                                                                                            ------------     -----
                                                                                              12,980,888       2.5
                                                                                            ------------     -----
Computer Services Software & Systems        14,898   Micros Systems, Inc. (a)                    650,745       0.1
                                                     Other Securities                         21,457,551       4.2
                                                                                            ------------     -----
                                                                                              22,108,296       4.3
                                                                                            ------------     -----
Computer Technology                         27,962   RSA Security, Inc. (a)                      760,287       0.2
                                                     Other Securities                          6,880,043       1.3
                                                                                            ------------     -----
                                                                                               7,640,330       1.5
                                                                                            ------------     -----
Construction                                         Other Securities                          2,087,603       0.4
Consumer Electronics                                 Other Securities                          3,872,547       0.8
Consumer Products                                    Other Securities                          3,221,222       0.6
Containers & Packaging: Metal & Glass                Other Securities                          2,008,729       0.4
Copper                                               Other Securities                            405,674       0.1
Cosmetics                                            Other Securities                            597,151       0.1
Diversified Financial Services                       Other Securities                          2,352,456       0.5
Diversified Materials & Processing                   Other Securities                          3,007,538       0.6
Drug & Grocery Store Chains                          Other Securities                          2,501,935       0.5
Drugs & Pharmaceuticals                     29,000   MGI Pharma, Inc. (a)                        623,500       0.1
                                            33,400   Nektar Therapeutics (a) (e)                 612,556       0.1
                                                     Other Securities                         10,890,656       2.2
                                                                                            ------------     -----
                                                                                              12,126,712       2.4
                                                                                            ------------     -----
Education Services                                   Other Securities                          2,086,461       0.4
Electrical & Electronics                             Other Securities                          1,713,076       0.3
Electrical Equipment & Components                    Other Securities                          4,416,467       0.9
Electrical: Household Appliance                      Other Securities                             81,034       0.0
Electronics                                          Other Securities                          3,342,558       0.7
Electronics: Instruments, Gauges &                   Other Securities                            939,246       0.2
  Meters
Electronics: Medical Systems                16,700   Hologic, Inc. (a)                           824,312       0.1
                                                     Other Securities                          3,924,454       0.8
                                                                                            ------------     -----
                                                                                               4,748,766       0.9
                                                                                            ------------     -----
Electronics: Semi-                          15,700   Formfactor, Inc. (a)                        700,691       0.1
  Conductors/Components
                                                     Other Securities                          8,545,174       1.7
                                                                                            ------------     -----
                                                                                               9,245,865       1.8
                                                                                            ------------     -----
Electronics: Technology                              Other Securities                          3,199,799       0.6
Energy Equipment                                     Other Securities                            245,600       0.1
Energy Miscellaneous                        13,497   Veritas DGC, Inc. (a)                       696,175       0.1
                                                     Other Securities                          2,509,805       0.5
                                                                                            ------------     -----
                                                                                               3,205,980       0.6
                                                                                            ------------     -----
Engineering & Contracting Services                   Other Securities                            897,447       0.2
Entertainment                                        Other Securities                          1,510,067       0.3
Fertilizers                                          Other Securities                            201,929       0.0

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                           PERCENT OF
INDUSTRY                               SHARES HELD               COMMON STOCKS                 VALUE       NET ASSETS
--------                               -----------               -------------              ------------   ----------
Finance Companies                                    Other Securities                       $  1,465,200       0.3%
Finance: Small Loan                                  Other Securities                            462,934       0.1
Financial Data Processing                            Other Securities                          4,533,837       0.9
Services & Systems
Financial Information Services                       Other Securities                          1,127,634       0.2
Financial Miscellaneous                              Other Securities                          4,101,729       0.8
Foods                                                Other Securities                          4,596,469       0.9
Forest Products                                      Other Securities                            608,316       0.1
Forms and Bulk Printing Services                     Other Securities                            265,280       0.1
Funeral Parlors & Cemeteries                         Other Securities                            475,774       0.1
Glass                                                Other Securities                            192,570       0.0
Gold                                                 Other Securities                            727,883       0.1
Health Care Facilities                               Other Securities                          3,131,303       0.6
Health Care Management Services                      Other Securities                          3,089,914       0.6
Health Care Services                        13,000   Healthways, Inc. (a)                        684,320       0.1
                                                     Other Securities                          2,298,389       0.5
                                                                                            ------------     -----
                                                                                               2,982,709       0.6
                                                                                            ------------     -----
Homebuilding                                         Other Securities                          1,509,334       0.3
Hotel/Motel                                          Other Securities                            359,504       0.1
Household Furnishings                                Other Securities                          2,504,679       0.5
Identification Control & Filter                      Other Securities                          2,597,933       0.5
  Devices
Industrial Producers                                 Other Securities                            153,940       0.0
Insurance: Life                                      Other Securities                          1,898,432       0.4
Insurance: Multi-Line                                Other Securities                          2,252,576       0.4
Insurance: Property-Casualty                21,515   Ohio Casualty Corp.                         639,641       0.1
                                                     Other Securities                          5,922,847       1.2
                                                                                            ------------     -----
                                                                                               6,562,488       1.3
                                                                                            ------------     -----
Investment Management Companies                      Other Securities                          2,872,355       0.6
Jewelry, Watches & Gemstones                         Other Securities                            499,269       0.1
Leisure Time                                         Other Securities                          1,746,095       0.3
Machinery & Engineering                              Other Securities                            361,976       0.1
Machinery: Agricultural                              Other Securities                            240,303       0.1
Machinery: Construction & Handling                   Other Securities                            588,238       0.1
Machinery: Engines                                   Other Securities                            572,250       0.1
Machinery: Industrial/Specialty                      Other Securities                          2,236,839       0.4
Machinery: Oil Well Equipment &             33,743   Hanover Compressor Co. (a)(e)               633,694       0.1
  Services
                                             9,826   Universal Compression Holdings, Inc.
                                                     (a)                                         618,743       0.1
                                                     Other Securities                          4,830,956       1.0
                                                                                            ------------     -----
                                                                                               6,083,393       1.2
                                                                                            ------------     -----
Machinery: Specialty                                 Other Securities                          1,111,050       0.2
Manufactured Housing                                 Other Securities                            554,843       0.1
Manufacturing                                        Other Securities                            368,509       0.1
Medical & Dental Instruments &              14,844   Mentor Corp. (e)                            645,714       0.1
  Supplies
                                                     Other Securities                         12,394,551       2.4
                                                                                            ------------     -----
                                                                                              13,040,265       2.5
                                                                                            ------------     -----

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                           PERCENT OF
INDUSTRY                               SHARES HELD               COMMON STOCKS                 VALUE       NET ASSETS
--------                               -----------               -------------              ------------   ----------
Medical Services                            14,300   Magellan Health Services, Inc. (a)     $    647,933       0.1%
                                                     Other Securities                            735,315       0.2
                                                                                            ------------     -----
                                                                                               1,383,248       0.3
                                                                                            ------------     -----
Metal Fabricating                           11,758   Lone Star Technologies, Inc. (a)            635,167       0.1
                                            13,463   Maverick Tube Corp. (a)                     850,727       0.2
                                                     Other Securities                          4,011,150       0.8
                                                                                            ------------     -----
                                                                                               5,497,044       1.1
                                                                                            ------------     -----
Metals & Minerals Miscellaneous              8,218   Cleveland-Cliffs, Inc.                      651,605       0.2
                                                     Other Securities                          1,633,871       0.3
                                                                                            ------------     -----
                                                                                               2,285,476       0.5
                                                                                            ------------     -----
Milling: Fruit and Grain Processing                  Other Securities                            106,812       0.0
Miscellaneous Business & Consumer                    Other Securities                             93,080       0.0
  Discretionary
Miscellaneous Consumer Staples                       Other Securities                            160,765       0.0
Miscellaneous Materials & Commodities                Other Securities                          1,033,243       0.2
Miscellaneous Materials & Processing                 Other Securities                          1,211,235       0.2
Miscellaneous Producer Durables             28,900   BE Aerospace, Inc. (a)                      660,654       0.1
                                                     Other Securities                            133,422       0.1
                                                                                            ------------     -----
                                                                                                 794,076       0.2
                                                                                            ------------     -----
Miscellaneous Technology                             Other Securities                            259,771       0.1
Multi-Sector Companies                               Other Securities                          1,328,343       0.3
Office Furniture & Business Equipment                Other Securities                          1,316,919       0.3
Offshore Drilling                                    Other Securities                            737,668       0.1
Oil: Crude Producers                        11,083   Houston Exploration Co. (a)                 678,169       0.1
                                                     Other Securities                          9,721,717       1.9
                                                                                            ------------     -----
                                                                                              10,399,886       2.0
                                                                                            ------------     -----
Oil: Integrated Domestic                             Other Securities                          1,352,136       0.3
Oil: Integrated International                        Other Securities                            240,096       0.1
Paints & Coatings                                    Other Securities                            832,097       0.2
Paper                                                Other Securities                          1,947,004       0.4
Plastics                                             Other Securities                            619,184       0.1
Pollution Control & Environmental                    Other Securities                            798,014       0.2
  Services
Power Transmission Equipment                         Other Securities                            452,582       0.1
Printing & Copying Services                          Other Securities                            629,678       0.1
Production Technology Equipment             19,113   Varian Semiconductor Equipment
                                                     Associates, Inc. (a)                        623,275       0.1
                                                     Other Securities                          5,706,523       1.1
                                                                                            ------------     -----
                                                                                               6,329,798       1.2
                                                                                            ------------     -----
Publishing: Miscellaneous                            Other Securities                          2,000,111       0.4
Publishing: Newspapers                               Other Securities                          1,771,267       0.3
Radio & TV Broadcasters                              Other Securities                          2,500,439       0.5
Railroad Equipment                                   Other Securities                          1,066,066       0.2
Railroads                                            Other Securities                          1,143,820       0.2
Real Estate                                          Other Securities                          1,193,776       0.2
Real Estate Investment Trusts (REITs)        8,556   Alexandria Real Estate Equities, Inc.       758,746       0.2

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                           PERCENT OF
INDUSTRY                               SHARES HELD               COMMON STOCKS                 VALUE       NET ASSETS
--------                               -----------               -------------              ------------   ----------
                                            20,600   Highwoods Properties, Inc.             $    745,308       0.2%
                                            13,120   Home Properties, Inc.                       728,291       0.1
                                            13,320   LaSalle Hotel Properties                    616,716       0.1
                                            28,559   Nationwide Health Properties, Inc.          642,863       0.1
                                            14,286   Post Properties, Inc.                       647,727       0.1
                                                     Other Securities                         27,265,495       5.3
                                                                                            ------------     -----
                                                                                              31,405,146       6.1
                                                                                            ------------     -----
Recreational Vehicles & Boats                        Other Securities                          1,401,860       0.3
Rental & Leasing Services: Commercial                Other Securities                            747,941       0.1
Rental & Leasing Services: Consumer                  Other Securities                          1,656,009       0.3
Restaurants                                          Other Securities                          8,415,948       1.6
Retail                                      42,300   Big Lots, Inc. (a)                          722,484       0.1
                                                     Other Securities                         17,969,347       3.5
                                                                                            ------------     -----
                                                                                              18,691,831       3.6
                                                                                            ------------     -----
Savings & Loan                                       Other Securities                         10,172,554       2.0
Scientific Equipment & Suppliers                     Other Securities                            647,190       0.1
Securities Brokerage & Services                      Other Securities                          2,334,511       0.5
Services: Commercial                        17,500   Regis Corp.                                 623,175       0.1
                                            17,018   Waste Connections, Inc. (a)                 619,455       0.1
                                                     Other Securities                         14,976,201       3.0
                                                                                            ------------     -----
                                                                                              16,218,831       3.2
                                                                                            ------------     -----
Shipping                                    11,900   American Commercial Lines, Inc. (a)         716,975       0.1
                                                     Other Securities                            363,534       0.1
                                                                                            ------------     -----
                                                                                               1,080,509       0.2
                                                                                            ------------     -----
Shoes                                                Other Securities                          2,751,292       0.5
Steel                                        8,545   Chaparral Steel Co. (a)                     615,411       0.1
                                            12,500   Oregon Steel Mills, Inc. (a)                633,250       0.1
                                                     Other Securities                          1,860,103       0.4
                                                                                            ------------     -----
                                                                                               3,108,764       0.6
                                                                                            ------------     -----
Sugar                                                Other Securities                            123,344       0.0
Telecommunications Equipment                20,100   Interdigital Communications Corp. (a)       701,691       0.1
                                            31,900   Polycom, Inc. (a)                           699,248       0.1
                                                     Other Securities                          2,869,907       0.6
                                                                                            ------------     -----
                                                                                               4,270,846       0.8
                                                                                            ------------     -----
Textile Products                                     Other Securities                            195,351       0.0
Textiles Apparel Manufacturers              20,854   Phillips-Van Heusen Corp.                   795,789       0.1
                                                     Other Securities                          3,406,798       0.7
                                                                                            ------------     -----
                                                                                               4,202,587       0.8
                                                                                            ------------     -----
Tires & Rubber                                       Other Securities                            492,902       0.1
Tobacco                                              Other Securities                            920,136       0.2
Toys                                                 Other Securities                            726,720       0.1
Transportation Miscellaneous                         Other Securities                          1,253,203       0.2
Truckers                                             Other Securities                          2,707,389       0.5
Utilities: Cable TV & Radio                          Other Securities                            118,993       0.0

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                           PERCENT OF
INDUSTRY                               SHARES HELD               COMMON STOCKS                 VALUE       NET ASSETS
--------                               -----------               -------------              ------------   ----------
Utilities: Electrical                       29,200   Westar Energy, Inc.                    $    614,660       0.1%
                                                     Other Securities                          6,269,615       1.2
                                                                                            ------------     -----
                                                                                               6,884,275       1.3
                                                                                            ------------     -----
Utilities: Gas Distributors                 15,600   Nicor, Inc. (e)                             647,400       0.1
                                            25,500   Piedmont Natural Gas Co.                    619,650       0.1
                                                     Other Securities                          3,007,326       0.6
                                                                                            ------------     -----
                                                                                               4,274,376       0.8
                                                                                            ------------     -----
Utilities: Gas Pipelines                             Other Securities                            159,530       0.0
Utilities: Miscellaneous                             Other Securities                            507,305       0.1
Utilities: Telecommunications                        Other Securities                          5,489,182       1.1
Utilities: Water                                     Other Securities                            685,376       0.1
Wholesale & International Trade                      Other Securities                            317,645       0.1
Wholesalers                                          Other Securities                          1,163,651       0.2
                                                                                            ------------     -----
                                                     TOTAL COMMON STOCKS
                                                     (COST - $374,034,401)                   449,622,572      87.7
                                                                                            ------------     -----
                                                             EXCHANGE-TRADED FUNDS
                                                             ---------------------
                                           169,590   iShares Russell 2000 Index Fund (e)      12,159,603       2.4
                                                                                            ------------     -----
                                                     TOTAL EXCHANGE-TRADED FUNDS
                                                     (COST - $12,341,064)                     12,159,603       2.4
                                                                                            ------------     -----
                                                                 MUTUAL FUNDS
                                                                 ------------
Investment Management Companies                      Other Securities                             94,116       0.0
                                                                                            ------------     -----
                                                     TOTAL MUTUAL FUNDS
                                                     (COST - $92,876)                             94,116       0.0
                                                                                            ------------     -----
                                                              OTHER INTERESTS (B)
                                                              -------------------
Oil: Crude Producers                                 Other Securities                                  0       0.0
                                                                                            ------------     -----
                                                     TOTAL OTHER INTERESTS
                                                     (COST - $0)                                       0       0.0
                                                                                            ------------     -----
                                       BENEFICIAL
                                        INTEREST             SHORT-TERM SECURITIES
                                       -----------           ---------------------
                                       $46,332,365   Merrill Lynch Liquidity Series, LLC
                                                     Cash Sweep Series I, 4.78% (c)(f)....    46,332,365       9.0
                                        36,252,065   Merrill Lynch Liquidity Series, LLC
                                                     Money Market Series, 5.22%
                                                     (c)(d)(f)............................    36,252,065       7.1
                                                                                            ------------     -----
                                                     TOTAL SHORT-TERM SECURITIES
                                                     (COST - $82,584,430).................    82,584,430      16.1
                                                                                            ------------     -----
TOTAL INVESTMENTS (COST - $469,052,771*)                                                     544,460,721     106.2
LIABILITIES IN EXCESS OF OTHER ASSETS                                                        (31,816,511)     (6.2)
                                                                                            ------------     -----
NET ASSETS - 100.0%                                                                         $512,644,210     100.0%
                                                                                            ============     =====

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

---------------

* The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

   Aggregate cost..............................................  $472,784,415
                                                                 ------------
   Gross unrealized appreciation...............................  $ 93,085,630
   Gross unrealized depreciation...............................   (21,409,324)
                                                                 ------------
   Net unrealized appreciation.................................  $ 71,676,306
                                                                 ============

(a) Non-income producing security.

(b) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                                  INTEREST
   AFFILIATE                                                     NET ACTIVITY      INCOME
   ---------                                                     ------------    ----------
   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $45,690,690     $1,655,673
   Merrill Lynch Liquidity Series, LLC Money Market Series.....  $22,787,010     $  185,901

(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

(f) Represents the current yield as of 6/30/2006.

 -- "Other Securities" represent issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets.

 -- For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

 -- Financial futures contracts purchased as of June 30, 2006, were as follows:

   NUMBER OF                         EXPIRATION                   UNREALIZED
   CONTRACTS         ISSUE              DATE       FACE VALUE    APPRECIATION
   ---------         -----         --------------  ----------    ------------
     133       Russell 2000 Index  September 2006  $46,934,608    $1,710,142

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
    Investments in unaffiliated securities, at value
     (including securities loaned of $35,300,162)
     (identified cost - $386,468,341).......................                $461,876,291
    Investments in affiliated securities, at value
(identified cost - $82,584,430).............................                  82,584,430
    Cash....................................................                     235,786
    Cash on deposit for financial futures contracts.........                   2,092,500
    Receivables:
      Securities sold.......................................  $81,675,732
      Contributions.........................................    2,241,230
      Variation margin......................................      671,651
      Dividends.............................................      613,302
      Securities lending....................................       27,629     85,229,544
                                                              -----------
    Prepaid expenses and other assets.......................                       6,364
                                                                            ------------
        TOTAL ASSETS........................................                 632,024,915
                                                                            ------------

LIABILITIES:
    Collateral on securities loaned, at value...............                  36,252,065
    Payables:
      Securities purchased..................................   77,575,202
      Withdrawals...........................................    5,327,839
      Investment adviser....................................        3,993
      Other affiliates......................................        3,924     82,910,958
                                                              -----------
    Accrued expenses and other liabilities..................                     217,682
                                                                            ------------
        TOTAL LIABILITIES...................................                 119,380,705
                                                                            ------------

NET ASSETS:
    Net assets..............................................                $512,644,210
                                                                            ============

NET ASSETS CONSIST OF
    Investors' capital......................................                $435,526,118
    Unrealized appreciation - net...........................                  77,118,092
                                                                            ------------
NET ASSETS..................................................                $512,644,210
                                                                            ============

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends (net of $1,162 foreign withholding tax).......                $ 2,143,381
    Interest from affiliates................................                  1,655,673
    Securities lending - net................................                    185,901
                                                                            -----------
        TOTAL INCOME........................................                  3,984,955
                                                                            -----------
EXPENSES:
    Professional fees.......................................  $    59,545
    Accounting services.....................................       36,018
    Custodian fees..........................................       33,454
    Investment advisory fees................................       25,199
    Trustees' fees and expenses.............................        1,802
    Printing and shareholder reports........................          128
    Pricing fees............................................           47
    Other...................................................        3,613
                                                              -----------
        TOTAL EXPENSES BEFORE REIMBURSEMENT.................      159,806
    Waiver of expenses......................................          (92)
                                                              -----------
        TOTAL EXPENSES AFTER REIMBURSEMENT..................                    159,714
                                                                            -----------
INVESTMENT INCOME - NET.....................................                  3,825,241
                                                                            -----------
REALIZED & UNREALIZED GAIN (LOSS) - NET:
    Realized gain (loss) on:
      Investments - net.....................................   29,811,057
      In-kind redemption - net..............................   (1,199,610)
      Financial futures contracts - net.....................   (5,851,887)   22,759,560
                                                              -----------
    Change in unrealized appreciation/depreciation on:
      Investments - net.....................................   (1,541,293)
      Financial futures contracts - net.....................    1,710,990       169,697
                                                              -----------   -----------
        TOTAL REALIZED AND UNREALIZED GAIN - NET............                 22,929,257
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $26,754,498
                                                                            ===========

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE
                                                               SIX MONTHS        FOR THE
                                                                  ENDED         YEAR ENDED
                                                                JUNE 30,       DECEMBER 31,
                                                                  2006             2005
                                                              -------------   --------------
                                                               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Investment income - net.................................  $   3,825,241   $   4,325,603
    Realized gain - net.....................................     22,759,560      13,549,496
    Change in unrealized appreciation/depreciation - net....        169,697      (5,151,541)
                                                              -------------   -------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....     26,754,498      12,723,558
                                                              -------------   -------------
CAPITAL TRANSACTIONS:
    Proceeds from contributions.............................    365,892,683     267,164,255
    Fair value of withdrawals...............................   (250,148,320)   (275,403,741)
                                                              -------------   -------------
    NET INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
     CAPITAL TRANSACTIONS...................................    115,744,363      (8,239,486)
                                                              -------------   -------------
NET ASSETS:
    Total increase in net assets............................    142,498,861       4,484,072
    Beginning of period.....................................    370,145,349     365,661,277
                                                              -------------   -------------
    END OF PERIOD...........................................  $ 512,644,210   $ 370,145,349
                                                              =============   =============

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following ratios have been derived from information provided in the financial statements.

                                                            FOR THE
                                                          SIX MONTHS
                                                             ENDED           FOR THE YEAR ENDED DECEMBER 31,
                                                           JUNE 30,     -----------------------------------------
                                                             2006         2005       2004       2003       2002
                                                          -----------   --------   --------   --------   --------
                                                          (UNAUDITED)
TOTAL INVESTMENT RETURN.................................       8.19%+       4.63%     18.15%     47.11%    (20.19%)
                                                           --------     --------   --------   --------   --------
RATIOS TO AVERAGE NET ASSETS:
    Expenses, net of reimbursement......................        .06%         .07%       .08%       .09%       .08%
                                                           --------     --------   --------   --------   --------
    Expenses............................................        .06%         .08%       .08%       .10%       .14%
                                                           --------     --------   --------   --------   --------
    Investment income - net.............................       1.52%        1.17%      1.11%      1.13%      1.26%
                                                           --------     --------   --------   --------   --------
SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)............   $512,644     $370,145   $365,661   $335,659   $181,915
                                                           --------     --------   --------   --------   --------
    Portfolio turnover..................................      29.38%       36.63%     37.74%     28.57%     39.00%
                                                           --------     --------   --------   --------   --------

---------------

+   Aggregate total investment return.

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES:

     Master Small Cap Index Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Series.

  (a)  Valuation of investments

     Equity securities that are held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

     Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on net asset value of the underlying investment vehicle or amortized cost.

     Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision by the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Trustees of the Trust or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Trustees of the Trust.

  (b)  Derivative financial instruments

     The Series may engage in various portfolio investment strategies both to increase the return of the Series and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

     - Financial futures contracts - The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specified price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     - Options - The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

     Written and purchased options are non-income producing investments.

  (c)  Income taxes

     The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

  (d)  Security transactions and investment income

     Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e)  Securities lending

     The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"),an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

     FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets. FAM has entered into a contractual arrangement with the Series under which all expenses incurred by the Series will not exceed .08%.This arrangement has a one-year term and is renewable. FAM reimbursed the Series for the amount of $92.

     Merrill Lynch Trust Company ("MLTC"), an indirect, wholly-owned subsidiary of ML & Co, is the Series' custodian.

     The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of June 30, 2006, the Series lent securities with a value of $92,016 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the six months ended June 30, 2006, MLIM, LLC received $79,192 in securities lending agent fees.

     In addition, MLPF&S received $208 in commissions on the execution of portfolio security transactions for the Series for the six months ended June 30, 2006.

     For the six months ended June 30, 2006, the Series reimbursed FAM $3,808 for certain accounting services.

     Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLTC, ML & Co., MLIM, and/or MLIM, LLC.

     In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3.   INVESTMENTS:

     Purchases and sales (including in-kind redemptions) of investments, excluding short-term securities, for the six months ended June 30, 2006 were $193,153,094 and $126,684,470, respectively.

4.   SHORT-TERM BORROWINGS:

     The Trust, on behalf of the Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the six months ended June 30, 2006.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

     This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                                                                                        PERCENT OF
INDUSTRY                              SHARES HELD             COMMON STOCKS               VALUE         NET ASSETS
--------                              -----------             -------------            ------------   --------------
Aerospace & Defense                                 Other Securities                   $  3,498,278         0.6%
Air Freight & Logistics                             Other Securities                      2,418,070         0.4
Airlines                                            Other Securities                      1,489,956         0.2
Auto Components                                     Other Securities                      4,399,792         0.7
Automobiles                                48,144   DaimlerChrysler AG                    2,378,051         0.4
                                           80,500   Honda Motor Co., Ltd.                 2,556,226         0.4
                                          145,300   Toyota Motor Corp.                    7,613,585         1.2
                                                    Other Securities                      4,061,185         0.6
                                                                                       ------------       -----
                                                                                         16,609,047         2.6
                                                                                       ------------       -----
Beverages                                 153,488   Diageo Plc                            2,581,932         0.4
                                                    Other Securities                      5,074,479         0.8
                                                                                       ------------       -----
                                                                                          7,656,411         1.2
                                                                                       ------------       -----
Biotechnology                                       Other Securities                        842,602         0.1
Building Products                                   Other Securities                      3,515,967         0.6
Capital Markets                            63,432   Credit Suisse Group                   3,541,836         0.6
                                           26,296   Deutsche Bank AG Registered
                                                    Shares                                2,958,876         0.5
                                           55,029   UBS AG Registered Shares              6,019,499         0.9
                                                    Other Securities                      7,340,984         1.2
                                                                                       ------------       -----
                                                                                         19,861,195         3.2
                                                                                       ------------       -----
Chemicals                                           Other Securities                     17,404,467         2.8
Commercial Banks                           91,876   ABN AMRO Holding NV                   2,512,854         0.4
                                           42,556   BNP Paribas                           4,072,930         0.6
                                          181,006   Banco Bilbao Vizcaya Argentaria
                                                    SA                                    3,721,632         0.6
                                          306,300   Banco Santander Central Hispano
                                                    SA                                    4,472,676         0.7
                                          346,680   Barclays Plc                          3,940,201         0.6
                                          204,250   HBOS Plc                              3,551,057         0.6
                                          594,963   HSBC Holdings Plc                    10,470,477         1.7
                                          301,627   Lloyds TSB Group Plc                  2,965,113         0.5
                                              437   Mitsubishi UFJ Financial Group,
                                                    Inc.                                  6,116,433         1.0
                                              490   Mizuho Financial Group, Inc.          4,153,523         0.7
                                          164,849   Royal Bank of Scotland Group Plc      5,421,080         0.9
                                           17,830   Societe Generale                      2,621,824         0.4
                                              300   Sumitomo Mitsui Financial Group,
                                                    Inc.                                  3,175,436         0.5
                                          393,632   UniCredito Italiano SpA               3,081,832         0.5
                                                    Other Securities                     34,818,591         5.5
                                                                                       ------------       -----
                                                                                         95,095,659        15.2
                                                                                       ------------       -----

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                        PERCENT OF
INDUSTRY                              SHARES HELD             COMMON STOCKS               VALUE         NET ASSETS
--------                              -----------             -------------            ------------   --------------
Commercial Services & Supplies                      Other Securities                   $  5,097,171         0.8%
Communications Equipment                  223,091   Nokia Oyj                             4,552,703         0.7
                                          714,376   Telefonaktiebolaget LM Ericsson       2,360,279         0.4
                                                    Other Securities                      1,614,285         0.3
                                                                                       ------------       -----
                                                                                          8,527,267         1.4
                                                                                       ------------       -----
Computers & Peripherals                             Other Securities                      2,924,504         0.5
Construction & Engineering                          Other Securities                      5,195,393         0.8
Construction Materials                              Other Securities                      4,840,749         0.8
Consumer Finance                                    Other Securities                      2,647,322         0.4
Containers & Packaging                              Other Securities                        670,533         0.1
Distributors                                        Other Securities                        388,003         0.1
Diversified Consumer Services                       Other Securities                        239,970         0.0
Diversified Financial Services             96,491   ING Groep NV CVA                      3,791,436         0.6
                                                    Other Securities                      5,387,461         0.9
                                                                                       ------------       -----
                                                                                          9,178,897         1.5
                                                                                       ------------       -----
Diversified Telecommunication             233,917   Telefonica SA                         3,894,280         0.6
Services                                            Other Securities                     15,810,690         2.5
                                                                                       ------------       -----
                                                                                         19,704,970         3.1
                                                                                       ------------       -----
Electric Utilities                         33,498   E.ON AG                               3,855,780         0.6
                                                    Other Securities                     14,071,469         2.3
                                                                                       ------------       -----
                                                                                         17,927,249         2.9
                                                                                       ------------       -----
Electrical Equipment                                Other Securities                      5,914,104         0.9
Electronic Equipment &                              Other Securities                      6,059,149         1.0
  Instruments
Energy Equipment & Services                         Other Securities                      1,530,735         0.2
Food & Staples Retailing                  398,904   Tesco Plc                             2,464,238         0.4
                                                    Other Securities                      8,261,731         1.3
                                                                                       ------------       -----
                                                                                         10,725,969         1.7
                                                                                       ------------       -----
Food Products                              21,394   Nestle SA Registered Shares           6,706,364         1.1
                                                    Other Securities                      9,046,259         1.4
                                                                                       ------------       -----
                                                                                         15,752,623         2.5
                                                                                       ------------       -----
Gas Utilities                                       Other Securities                      2,007,207         0.3
Health Care Equipment & Supplies                    Other Securities                      3,058,093         0.5
Health Care Providers & Services                    Other Securities                      1,024,549         0.2
Hotels, Restaurants & Leisure                       Other Securities                      5,970,400         0.9
Household Durables                                  Other Securities                     11,593,824         1.9
Household Products                                  Other Securities                      2,183,588         0.3
IT Services                                         Other Securities                      2,133,835         0.3
Independent Power Producers &                       Other Securities                        737,484         0.1
Energy Traders
Industrial Conglomerates                   42,682   Siemens AG                            3,712,783         0.6
                                                    Other Securities                      4,014,511         0.6
                                                                                       ------------       -----
                                                                                          7,727,294         1.2
                                                                                       ------------       -----
Insurance                                  87,501   AXA                                   2,870,940         0.5
                                           20,777   Allianz AG Registered Shares          3,281,516         0.5
                                                    Other Securities                     20,484,261         3.3
                                                                                       ------------       -----
                                                                                         26,636,717         4.3
                                                                                       ------------       -----
Internet & Catalog Retail                           Other Securities                      1,117,660         0.2

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                        PERCENT OF
INDUSTRY                              SHARES HELD             COMMON STOCKS               VALUE         NET ASSETS
--------                              -----------             -------------            ------------   --------------
Internet Software & Services                        Other Securities                   $    552,550         0.1%
Leisure Equipment & Products                        Other Securities                      2,312,276         0.4
Life Sciences Tools & Services                      Other Securities                         62,512         0.0
Machinery                                           Other Securities                     11,830,827         1.9
Marine                                              Other Securities                      1,751,889         0.3
Media                                               Other Securities                     12,415,888         2.0
Metals & Mining                            72,979   Anglo American Plc                    2,993,830         0.5
                                          178,905   BHP Billiton Ltd.                     3,854,594         0.6
                                          133,948   BHP Billiton Plc                      2,598,839         0.4
                                           56,351   Rio Tinto Plc Registered Shares       2,979,775         0.5
                                                    Other Securities                     11,748,961         1.9
                                                                                       ------------       -----
                                                                                         24,175,999         3.9
                                                                                       ------------       -----
Multi-Utilities                                     Other Securities                      8,671,007         1.4
Multiline Retail                                    Other Securities                      3,042,245         0.5
Office Electronics                         56,400   Canon, Inc.                           2,767,826         0.4
                                                    Other Securities                      1,176,098         0.2
                                                                                       ------------       -----
                                                                                          3,943,924         0.6
                                                                                       ------------       -----
Oil, Gas & Consumable Fuels               193,718   BG Group Plc                          2,588,663         0.4
                                        1,068,495   BP Plc                               12,460,209         2.0
                                            3,749   BP Plc (b)                              260,968         0.0
                                          111,634   ENI SpA                               3,284,486         0.5
                                          204,390   Royal Dutch Shell Plc                 6,880,164         1.1
                                          143,015   Royal Dutch Shell Plc Class B         5,001,967         0.8
                                          115,027   Total SA                              7,567,276         1.2
                                                    Other Securities                      8,311,905         1.4
                                                                                       ------------       -----
                                                                                         46,355,638         7.4
                                                                                       ------------       -----
Paper & Forest Products                             Other Securities                      2,280,824         0.4
Personal Products                                   Other Securities                      1,896,752         0.3
Pharmaceuticals                            84,007   AstraZeneca Plc                       5,071,464         0.8
                                          304,144   GlaxoSmithKline Plc                   8,499,854         1.4
                                              800   GlaxoSmithKline Plc (b)                  44,640         0.0
                                          123,337   Novartis AG Registered Shares         6,665,232         1.1
                                           37,298   Roche Holding AG                      6,153,409         1.0
                                           52,111   Sanofi-Aventis                        5,084,033         0.8
                                           46,600   Takeda Pharmaceutical Co., Ltd.       2,902,436         0.4
                                                    Other Securities                      5,919,897         0.9
                                                                                       ------------       -----
                                                                                         40,340,965         6.4
                                                                                       ------------       -----
Real Estate Investment Trusts                       Other Securities                      4,760,097         0.8
  (REITs)
Real Estate Management &                            Other Securities                     10,879,985         1.7
  Development
Road & Rail                                         Other Securities                      5,172,990         0.8
Semiconductors & Semiconductor                      Other Securities                      4,536,589         0.7
  Equipment
Software                                            Other Securities                      4,455,545         0.7
Specialty Retail                                    Other Securities                      4,620,449         0.7
Textiles, Apparel & Luxury Goods                    Other Securities                      5,276,692         0.8
Thrifts & Mortgage Finance                          Other Securities                        408,365         0.1
Tobacco                                             Other Securities                      5,787,667         0.9
Trading Companies & Distributors                    Other Securities                      5,992,141         1.0

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                        PERCENT OF
INDUSTRY                            SHARES HELD               COMMON STOCKS               VALUE         NET ASSETS
--------                            -----------               -------------            ------------   --------------
Transportation Infrastructure                       Other Securities                   $  1,947,103         0.3%
Water Utilities                                     Other Securities                        712,756         0.1
Wireless Telecommunication              3,120,505   Vodafone Group Plc                    6,651,714         1.1
  Services
                                            4,178   Vodafone Group Plc (b)                   88,991         0.0
                                                    Other Securities                      3,942,793         0.6
                                                                                       ------------       -----
                                                                                         10,683,498         1.7
                                                                                       ------------       -----
                                                    TOTAL COMMON STOCKS
                                                    (COST - $440,955,183)               579,173,876        92.4
                                                                                       ------------       -----
                                                          EXCHANGE-TRADED FUNDS
                                                          ---------------------
Diversified Financial Services            284,277   iShares MSCI EAFE Index Fund         18,537,703         3.0
                                                                                       ------------       -----
                                                    TOTAL EXCHANGE-TRADED FUNDS
                                                    (COST - $17,644,632)                 18,537,703         3.0
                                                                                       ------------       -----
                                                            PREFERRED STOCKS
                                                            ----------------
Automobiles                                         Other Securities                        735,751         0.1
Chemicals                                           Other Securities                        307,933         0.1
Media                                               Other Securities                        125,136         0.0
Multi-Utilities                                     Other Securities                        140,736         0.0
                                                                                       ------------       -----
                                                    TOTAL PREFERRED STOCKS
                                                    (COST - $821,955)                     1,309,556         0.2
                                                                                       ------------       -----
                                                                 RIGHTS
                                                                 ------
Chemicals                                           Other Securities                         21,165         0.0
Machinery                                           Other Securities                          6,435         0.0
                                                                                       ------------       -----
                                                    TOTAL RIGHTS (COST - $0)                 27,600         0.0
                                                                                       ------------       -----
                                     BENEFICIAL
                                      INTEREST            SHORT-TERM SECURITIES
                                   --------------         ---------------------
                                   USD$12,041,829   Merrill Lynch Liquidity Series,
                                                    LLC Cash Sweep Series I, 4.78%
                                                    (a)(c)...........................    12,041,829         1.9
                                                                                       ------------       -----
                                                    TOTAL SHORT-TERM SECURITIES
                                                    (COST - $12,041,829).............    12,041,829         1.9
                                                                                       ------------       -----
TOTAL INVESTMENTS (COST - $471,463,599*)                                                611,090,564        97.5
OTHER ASSETS LESS LIABILITIES                                                            15,502,170         2.5
                                                                                       ------------       -----
NET ASSETS                                                                             $626,592,734       100.0%
                                                                                       ============       =====

---------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

   Aggregate cost..............................................  $476,995,253
                                                                 ------------
   Gross unrealized appreciation...............................  $143,003,774
   Gross unrealized depreciation...............................    (8,908,463)
                                                                 ------------
   Net unrealized appreciation.................................  $134,095,311
                                                                 ============

(a) Represents the current yield as of 6/30/2006.

(b) Depositary receipts.

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                                 INTEREST
   AFFILIATE                                                     NET ACTIVITY     INCOME
   ---------                                                     ------------    --------
   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(8,287,046)    $358,356

 -- "Other Securities" represent issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets.

 -- For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

 -- Financial futures contracts purchased as of June 30, 2006 were as follows:

   NUMBER OF                                          EXPIRATION                  UNREALIZED
   CONTRACTS            ISSUE            EXCHANGE        DATE       FACE VALUE   APPRECIATION
   ---------            -----            --------   --------------  ----------   ------------
       15      Hang Seng Index Future    Hong Kong  July 2006       $1,531,094     $ 44,514
       63      OMX Stock Index Future    Stockholm  July 2006       $  801,261       36,369
        2      DAX Index 25 Euro Future  Eurex      September 2006  $  355,419       10,693
      114      DJ Euro Stoxx 50          Eurex      September 2006  $5,102,330      235,658
       36      FTSE 100 Index Future     LIFFE      September 2006  $3,773,687      104,834
        1      S&P/MIB Index Future      Eurex      September 2006  $  230,699        3,749
       28      SPI 200 Index Future      Sydney     September 2006  $2,543,440       98,482
       73      TOPIX Index Future        Tokyo      September 2006  $9,816,395      333,935
                                                                                   --------
   TOTAL UNREALIZED APPRECIATION - NET                                             $868,234
                                                                                   ========

    Forward foreign exchange contracts purchased as of June 30, 2006 were as follows:

                                       UNREALIZED
   FOREIGN CURRENCY    SETTLEMENT     APPRECIATION
   PURCHASED              DATE       (DEPRECIATION)
   ----------------    -----------   --------------
   AUD   3,222,700     August 2006     $ (56,513)
   CHF   4,526,600     August 2006       (17,435)
   EUR  13,231,800     August 2006        18,608
   GBP   5,051,600     August 2006       (41,744)
   HKD   3,680,000     August 2006        (1,142)
   JPY 1,630,758,700   August 2006      (372,110)
   SEK    8,668,900    August 2006        11,550
   SGD      80,800     August 2006           150
                                       ---------
   TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN
     EXCHANGE
     CONTRACTS - NET (USD
     COMMITMENT - $48,976,148)         $(458,636)
                                       =========

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

-   Forward foreign exchange contracts sold as of June 30, 2006 were as follows:

                                      UNREALIZED
   FOREIGN CURRENCY   SETTLEMENT     APPRECIATION
   SOLD                  DATE       (DEPRECIATION)
   ----------------   -----------   --------------
   AUD 2,240,900      August 2006      $ 32,899
   CHF  3,092,500     August 2006        28,178
   EUR  8,444,400     August 2006       (10,655)
   GBP  4,177,200     August 2006        81,067
   HKD 3,680,000      August 2006           808
   JPY 979,262,000    August 2006       266,062
   SEK  5,478,000     August 2006       (14,060)
   SGD    80,800      August 2006          (145)
                                       --------
   TOTAL UNREALIZED APPRECIATION ON FORWARD
     FOREIGN EXCHANGE
     CONTRACTS - NET (USD
     COMMITMENT - $33,057,761)         $384,154
                                       ========

    CURRENCY ABBREVIATIONS:

   AUD                 Australian
                           Dollar
   CHF                Swiss Franc
   EUR                       Euro
   GBP              British Pound
   HKD           Hong Kong Dollar
   JPY               Japanese Yen
   SEK              Swedish Krona
   SGD           Singapore Dollar
   USD                U.S. Dollar

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
    Investments in unaffiliated securities,at value
     (identified cost - $459,421,770).......................               $599,048,735
    Investments in affiliated securities,at value
     (identified cost - $12,041,829)........................                 12,041,829
    Cash on deposit for financial futures contracts.........                  1,995,570
    Foreign cash (cost - $8,001,968)........................                  7,952,577
    Unrealized appreciation on forward foreign exchange
     contracts..............................................                    439,322
    Receivables:
      Dividends.............................................  $2,054,400
      Securities sold.......................................   1,673,636
      Variation margin......................................   1,347,995
      Contributions.........................................   1,339,010      6,415,041
                                                              ----------
    Prepaid expenses........................................                      5,708
                                                                           ------------
        TOTAL ASSETS........................................                627,898,782
                                                                           ------------

LIABILITIES:
    Unrealized depreciation on forward foreign exchange
     contracts..............................................                    513,804
    Payables:
      Withdrawals...........................................     510,933
      Securities purchased..................................     222,920
      Other affiliates......................................       5,358
      Investment adviser....................................       3,196        742,407
                                                              ----------
    Accrued expenses and other liabilities..................                     49,837
                                                                           ------------
        TOTAL LIABILITIES...................................                  1,306,048
                                                                           ------------

NET ASSETS:
    Net assets..............................................               $626,592,734
                                                                           ============

NET ASSETS CONSIST OF:
    Investors' capital......................................               $486,071,616
    Unrealized appreciation - net...........................                140,521,118
                                                                           ------------
NET ASSETS..................................................               $626,592,734
                                                                           ============

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends (net of $944,972 foreign withholding tax).....                $10,376,817
    Interest (including $358,356 from affiliates)...........                    412,440
    Securities lending - net................................                         19
                                                                            -----------
        TOTAL INCOME........................................                 10,789,276
                                                                            -----------
EXPENSES:
    Custodian fees..........................................  $   132,318
    Accounting services.....................................       32,574
    Investment advisory fees................................       30,551
    Professional fees.......................................       25,898
    Pricing fees............................................       18,227
    Trustees' fees and expenses.............................        1,733
    Other...................................................        5,893
                                                              -----------
        TOTAL EXPENSES BEFORE REIMBURSEMENT.................      247,194
    Reimbursement of expenses...............................       (1,502)
                                                              -----------
        TOTAL EXPENSES AFTER REIMBURSEMENT..................                    245,692
                                                                            -----------
INVESTMENT INCOME - NET.....................................                 10,543,584
                                                                            -----------
REALIZED & UNREALIZED GAIN (LOSS) - NET:
    Realized gain (loss) on:
      Investments - net.....................................    4,157,993
      In-kind redemption - net..............................      (76,039)
      Financial futures contracts - net.....................     (297,314)
      Foreign currency transactions - net...................    1,952,006     5,736,646
                                                              -----------
    Change in unrealized appreciation/depreciation on:
      Investments - net.....................................   38,299,823
      Financial futures contracts - net.....................      302,239
      Foreign currency transactions - net...................      316,804    38,918,866
                                                              -----------   -----------
        TOTAL REALIZED AND UNREALIZED GAIN - NET............                 44,655,512
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $55,199,096
                                                                            ===========

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX       FOR THE
                                                              MONTHS ENDED      YEAR ENDED
                                                                JUNE 30,       DECEMBER 31,
                                                                  2006             2005
                                                              -------------   --------------
                                                               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Investment income - net.................................  $ 10,543,584    $  10,676,216
    Realized gain - net.....................................     5,736,646        3,554,079
    Change in unrealized appreciation/depreciation - net....    38,918,866       44,436,350
                                                              -------------   -------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....    55,199,096       58,666,645
                                                              -------------   -------------
CAPITAL TRANSACTIONS:
    Proceeds from contributions.............................   285,565,783      274,141,104
    Fair value of withdrawals...............................  (237,327,440)    (131,719,318)
                                                              -------------   -------------
    NET INCREASE IN NET ASSETS DERIVED FROM CAPITAL
      TRANSACTIONS..........................................    48,238,343      142,421,786
                                                              -------------   -------------
NET ASSETS:
    Total increase in net assets............................   103,437,439      201,088,431
    Beginning of period.....................................   523,155,295      322,066,864
                                                              -------------   -------------
    END OF PERIOD...........................................  $626,592,734    $ 523,155,295
                                                              =============   =============

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following ratios have been derived from information provided in the financial statements.

                                                       FOR THE SIX         FOR THE YEAR ENDED DECEMBER 31,
                                                      MONTHS ENDED    -----------------------------------------
                                                      JUNE 30, 2006     2005       2004       2003       2002
                                                      -------------   --------   --------   --------   --------
                                                       (UNAUDITED)
TOTAL INVESTMENT RETURN.............................       10.29%+       13.64%     20.32%     38.97%    (15.81%)
                                                        --------      --------   --------   --------   --------
RATIOS TO AVERAGE NET ASSETS:
    Expenses, net of reimbursement..................         .08%*         .10%       .09%       .09%       .08%
                                                        --------      --------   --------   --------   --------
    Expenses........................................         .08%*         .10%       .10%       .10%       .16%
                                                        --------      --------   --------   --------   --------
    Investment income - net.........................        3.45%*        2.53%      2.55%      2.23%      2.21%
                                                        --------      --------   --------   --------   --------
SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)........    $626,593      $523,155   $322,067   $553,129   $166,820
                                                        --------      --------   --------   --------   --------
    Portfolio turnover..............................       19.89%        11.33%     13.50%      8.55%     19.52%
                                                        --------      --------   --------   --------   --------

---------------

*   Annualized.

+   Aggregated total investment return.

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES:

     Master International Index Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Series.

  (a)  Valuation of investments

     Equity securities that are held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

     Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements and forward foreign exchange contracts are valued daily based upon quoted fair valuations received daily by the Series from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

     Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Series under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

     Generally, trading in foreign securities, as well as U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

  (b)  Derivative Financial Instruments

     The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

     - Financial futures contracts - The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     - Options - The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

     Written and purchased options are non-income producing investments.

     - Forward foreign exchange contracts - The Series may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

     - Foreign currency options and futures - The Series may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

       transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Series, sold by the Series but not yet delivered, or committed or anticipated to be purchased by the Series.

  (c)  Foreign Currency Transactions

     Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Series invests in foreign securities,which may involve a number of risk factors and special considerations, not present with investments in securities of U.S. corporations.

  (d)  Income Taxes

     The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

  (e)  Security Transactions and Investment Income

     Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f)  Securities Lending

     The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

2.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P.("FAM"). The general partner of FAM is Princeton Services, Inc.("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

     FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets. FAM has entered into a contractual arrangement with the Series under which the expenses incurred by the Series will not exceed .12%. This arrangement has a one-year term and is renewable. For the six months ended June 30, 2006, FAM reimbursed the Series in the amount of $1,502.

     In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $16,197 in commissions on the execution of portfolio security transactions for the Series for the six months ended June 30, 2006.

     For the six months ended June 30, 2006, the Series reimbursed FAM $3,935 for certain accounting services.

     Certain officers and/or trustees of the Series are officers and/or directors of FAM, PSI, and/or ML & Co.

     In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3.   INVESTMENTS:

     Purchases and sales (including in-kind redemptions) of investments, excluding short-term securities, for the six months ended June 30, 2006 were $182,814,349 and $115,477,218, respectively.

4.   COMMITMENTS:

     At June 30, 2006, the Series had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to buy various foreign currencies with an approximate value of $24,000.

5.   SHORT-TERM BORROWINGS:

     The Trust, on behalf of the Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the six months ended June 30, 2006.
--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE
MANAGEMENT AGREEMENT OF THE FUNDS
(Unaudited)
--------------------------------------------------------------------------------
     At its February 17, 2006 meeting, the Board of Trustees (the "Board") considered the renewal of the existing Management Agreement (the "Agreement") between the Manager and the American Beacon Funds (the "Funds"), on behalf of the American Beacon International Equity Index Fund, American Beacon S&P 500 Index Fund, and the American Beacon Small Cap Index Fund. In preparation for the Board's consideration to renew the Agreement, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager. In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held separate meetings on December 8, 2005, February 8, 2006 and February 17, 2006 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

     The Board considered, among other materials, responses by the Manager to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

     - a copy of the Manager's most recent audited or unaudited financial statements as well as Parts I and II of its Form ADV;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the Manager or its personnel, including the results of any recent regulatory examination or independent audit;

     - a cost/profitability analysis of the Manager and any actual or anticipated economies of scale in relation to the services it provides to the Funds, if available;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of any other benefits to the Manager or Funds as a result of their relationship, if any;

     - confirmation that the Manager's financial condition does not raise concerns that it would be unable to continue providing the same scope and quality of services to the Funds;

     - a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies;

     - a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the Manager's participation in "soft dollar" arrangements, if any;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a description of trade allocation procedures among accounts managed by the firm;

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE
MANAGEMENT AGREEMENT OF THE FUNDS -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

     - a summary of any material changes to the Manager's compliance program with regard to federal, state, corporate and Fund requirements;

     - a discussion of any material compliance problems and remedial actions;

     - information regarding the Manager's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     - a description of the Manager's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the Manager's controlling persons;

     - verification of the Manager's insurance coverage with regards to the services provided to the Funds;

     - a comparison of the performance of each Fund to appropriate indices, including comments on the relative performance of each Fund versus comparable indices;

     - a discussion, if applicable, of any underperformance by a Fund relative to its peer group;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of the portfolio turnover rate and average execution costs for each Fund;

     - a discussion of whether the Manager receives, with respect to trade execution for the Funds, other special compensation, including any payment for order flow; and

     - a description of how expenses that are not readily identifiable to a particular Fund are allocated.

     The Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds, and (iii) each Fund's investment advisory fees versus comparable mutual funds. For each Fund, the class used for comparative purposes was the Institutional Class because it has the longest performance history. References below to each Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

     The Trustees also received a memorandum from their legal counsel detailing the Board's responsibilities pertaining to the renewal of the Agreement. This memorandum explained the regulatory requirements surrounding the Board's process for evaluating investment advisors and the terms of the contracts.

     Provided below is an overview of the primary factors the Board considered at its February 2006 meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Agreement, and each Trustee may have afforded different weight to the various factors.

CONSIDERATIONS WITH RESPECT TO ALL FUNDS

     In determining whether to approve the continuance of the Agreement, the Board considered the best interests of each Fund separately. In addition, while the Agreement for all of the Funds was considered at the same Board meeting, the Board considered each Fund's investment management relationship separately. In each instance, the Board considered, among other things, the following factors:
(1) the nature and quality of the services provided; (2) the investment performance of the Fund and the investment advisor; (3) the Manager's cost for providing the services and the profitability of the advisory business to the Manager; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees posed questions to
--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE
MANAGEMENT AGREEMENT OF THE FUNDS -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

  Nature, Extent and Quality of Services

     With respect to the renewal of the Agreement, the Board considered: the Manager's ability to retain key investment personnel and to provide consistent performance and an active client service program; the Manager's goal to provide consistent above average long-term performance at low cost; the continuing efforts by the Manager to add new Funds so as to enhance the Trusts' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote sales and improve services; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the master portfolios. Based on this information, the Board concluded that the nature, extent and quality of the management services provided by the Manager were appropriate for each Fund and, thus, supported a decision to renew the Agreement.

  Investment Performance

     The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund's investment performance relative to its benchmark index(es) and peer group. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. Discussions regarding the Board's considerations with respect to each Fund's performance are below under "Additional Considerations and Conclusions with Respect to each Fund."

  Cost of Services and Profits Realized

     In analyzing the cost of services and profitability of the Manager in connection with its investment advisory services to a Fund, the Board considered the Manager's operations and low cost structure. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. Discussions regarding the Board's considerations with respect to each Fund's fee rates are set forth below under "Additional Considerations and Conclusions with Respect to each Fund."

  Economies of Scale

     In considering the reasonableness of the management fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. With respect to the management fee, the Board acknowledged the Manager's low cost structure and the increasing costs of personnel, technology and operations. Based on these considerations, the Board concluded that the Funds' fee structures are reasonably designed to pass on economies of scale to Fund shareholders.

  Benefits to be Derived from the Relationship with the Funds

     The Board considered the "fall-out" or ancillary benefits that accrue to the Manager as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager's investment process and expanding the level of assets under management by the Manager. After consideration of this information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationships with the Funds appear to be fair and reasonable.

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE
MANAGEMENT AGREEMENT OF THE FUNDS -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO EACH FUND

     The target indices referred to below represent the respective index the performance of which each Fund seeks to match before the deduction of Fund expenses. Each Lipper Index includes up to the 30 largest funds in the respective Lipper category where the Fund is classified by Lipper.

  Additional Considerations and Conclusions with Respect to the International Equity Index Fund

     In considering the renewal of the Agreement with the Fund, the Board considered performance data for various periods ended December 31, 2005. In this regard, they considered that: (1) the total return performance of the Fund was in the 1st quintile for all relevant periods except the five-year period where its performance was in the 2nd quintile compared to the returns of a peer group of mutual funds identified by Lipper as having an investment objective similar to the Fund ("Lipper Universe"); (2) the performance of the Fund's master portfolio was higher than its target index for all relevant periods; (3) the Fund outperformed the Lipper International Multi-Cap Core Index for all relevant periods except the one-year period, but the Lipper Index is comprised of funds with an active management style versus the Fund's passive management style.

     In addition, the Board considered the fees payable under the Agreement. In this regard, they considered that: (1) the Institutional Class total expenses and actual management fees (including administrative fees) were in the 1st quintile compared to the expenses and fees of a peer group of similar funds classified by Lipper ("Fee Universe") where the 1st quintile represents the lowest fees or expenses among the group, and (2) the Manager's profitability analysis indicated that it incurred a loss on the services it provided to the Fund.

     Based on these considerations and those noted above with respect to all Funds, the Board: (1) concluded that the fees paid to the Manager under the Agreement are fair and reasonable; (2) concluded that the profits to the Manager are reasonable in light of the quality of services provided to the Fund; (3) determined that the Fund and its shareholders would benefit from the Manager's continued management of the Fund; and (4) approved the renewal of the Agreement with respect to the Fund.

  Additional Considerations and Conclusions with Respect to the S&P 500 Index
  Fund

     In considering the renewal of the Agreement with the Fund, the Board considered performance data for various periods ended December 31, 2005. In this regard, they considered that: (1) the total return performance of the Fund was in the 1st quintile for all relevant periods except the five-year period where its performance was in the 2nd quintile compared to the Lipper Universe; (2) the Fund's master portfolio equaled the performance of its target index for the one-, three- and five-year and since inception periods; and (3) the Fund outperformed the Lipper S&P 500 Index Objective Index for all relevant periods.

     In addition, the Board considered the fees payable under the Agreement. In this regard, they considered that the Institutional Class total expenses and actual management fees (including administrative fees) were in the 1st quintile compared to the Fee Universe where the 1st quintile represents the lowest fees or expenses among the group.

     Based on these considerations and those noted above with respect to all Funds, the Board: (1) concluded that the fees paid to the Manager under the Agreement are fair and reasonable; (2) concluded that the profits to the Manager are reasonable in light of the quality of services provided to the Fund; (3) determined that the Fund and its shareholders would benefit from the Manager's continued management of the Fund; and (4) approved the renewal of the Agreement with respect to the Fund.

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE
MANAGEMENT AGREEMENT OF THE FUNDS -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

  Additional Considerations and Conclusions with Respect to the Small Cap Index Fund

     In considering the renewal of the Agreement with the Fund, the Board considered performance data for various periods ended December 31, 2005. In this regard, they considered that: (1) the total return performance of the Fund was in the 2nd quintile for the three-year period, the 3rd quintile for the one-, four-and five-year periods and the 4th quintile for the two-year period compared to the Lipper Universe; (2) the Fund's master portfolio equaled or outperformed the performance of its target index for the one-, three- and five-year and since inception periods; and (3) the Fund underperformed the Lipper Small-Cap Core Index for all relevant periods except the three-year period, but the Lipper Index is comprised of funds with an active management style versus the Fund's passive management style.

     In addition, the Board considered the fees payable under the Agreement. In this regard, they considered that: (1) the Institutional Class total expenses and actual management fees (including administrative fees) were in the 1st quintile compared to the Fee Universe where the 1st quintile represents the lowest fees or expenses among the group, and (2) the Manager's profitability analysis indicated that it incurred a loss on the services it provided to the Fund.

     Based on these considerations and those noted above with respect to all Funds, the Board: (1) concluded that the fees paid to the Manager under the Agreement are fair and reasonable; (2) concluded that the profits to the Manager are reasonable in light of the quality of services provided to the Fund; (3) determined that the Fund and its shareholders would benefit from the Manager's continued management of the Fund; and (4) approved the renewal of the Agreement with respect to the Fund.

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                               (LIGHTHOUSE LOGO)

--------------------------------------------------------------------------------

                          (AMERICAN BEACON FUNDS LOGO)
--------------------------------------------------------------------------------
DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Funds through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                     (KEYBOARD GRAPHIC)                                            (MOUSE GRAPHIC)
                         BY E-MAIL:                                                ON THE INTERNET:
             american-beacon.funds@ambeacon.com                    Visit our website at www.americanbeaconfunds.com

--------------------------------------------------------------------------------


                    (TELEPHONE GRAPHIC)                                           (MAILBOX GRAPHIC)
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                         American Beacon Funds
                    Call (800) 658-5811                                    4151 Amon Carter Blvd., MD 2450
                     PlanAhead Class(R)                                          Fort Worth, TX 76155
                    Call (800) 388-3344

--------------------------------------------------------------------------------

       AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES                     AVAILABILITY OF PROXY VOTING POLICY AND RECORDS
In addition to the Schedule of Investments provided in each        A description of the policies and procedures that the Funds
semi-annual and annual report, each Fund files a complete          use to determine how to vote proxies relating to portfolio
schedule of its portfolio holdings with the Securities and         securities is available in each Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of the first and        Additional Information, which may be obtained free of charge
third fiscal quarters. The Funds' Forms N-Q are available on       by calling 1-800-967-9009 or by accessing the SEC's website
the SEC's website at www.sec.gov. The Forms N-Q may also be        at www.sec.gov. Each Fund's proxy voting record for the most
reviewed and copied at the SEC's Public Reference Room, 450        recent year ended June 30 is filed annually with the SEC on
Fifth Street, NW, Washington, DC 20549. Information                Form N-PX. The Funds' Forms N-PX are available on the SEC's
regarding the operation of the SEC's Public Reference Room         website at www.sec.gov. Each Fund's proxy voting record may
may be obtained by calling 1-800-SEC-0330. A complete              also be obtained by calling 1-800-967-9009.
schedule of each Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of each fiscal
quarter.

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT            DISTRIBUTOR
    STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES     REGISTERED PUBLIC      FORESIDE FUND SERVICES
    Boston, Massachusetts         Kansas City, Missouri              ACCOUNTING FIRM        Portland, Maine
                                                                     ERNST & YOUNG LLP
                                                                     Chicago, Illinois

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a registered service mark of AMR Corporation. American Beacon Small Cap Index Fund and American Beacon International Equity Index Fund are service marks of American Beacon Advisors, Inc.
                                                                       SAR 06/06
                                                                          537884

    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


SEMI-ANNUAL REPORT

[PHOTO]


JUNE 30, 2006


TREASURY INFLATION PROTECTED SECURITIES FUND

About American Beacon Advisors

--------------------------------------------------------------------------------

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.


Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

--------------------------------------------------------------------------------



President's Message...........................    1

Schedule of Investments.......................    5

Financial Highlights..........................   15

Additional Information...................Back Cover



Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                              June 30, 2006

FELLOW SHAREHOLDERS:

Enclosed please find the Semi-Annual Report for the American Beacon Treasury Inflation Protected Securities Fund for the six months ended June 30, 2006.

     The Federal Reserve (the "Fed") raised overnight rates four times during the period, resulting in a Fed Funds target rate of 5.25% as of June 30, 2006. In its June statement, the Fed acknowledged that economic growth is moderating but remained concerned that "the high levels of resource utilization and the prices of energy and other commodities have the potential to sustain inflation pressures."

     The American Beacon Treasury Inflation Protected Securities Fund realized a slight decline of 0.21% for the six-month period, outperforming the Lipper TIPS Index, which declined 2.16%. Looking forward, the Treasury Inflation Protected Securities Fund will continue to seek inflation protection and income by investing primarily in inflation-indexed debt securities.

     Please review the enclosed portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. Should you have any questions about the enclosed information, please do not hesitate to contact us at 800-967-9009. You may also access Fund and account information at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                   Sincerely,
                                   /s/ WILLIAM F. QUINN
                                   William F. Quinn
                                   President, American Beacon Funds


(BILL QUINN PHOTO)

MARKET OVERVIEW
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


Economic data released during the first half of 2006 suggests that we have entered a more mature phase of the business cycle where consumers take a back seat, while the corporate sector drives the economy forward. Consumer spending and housing activity are gradually slowing, but production activity, business investment, and government spending are proving to be powerful engines of growth. For the period, the year-over-year change in the Consumer Price Index ("CPI") rose from 3.4% in December 2005 to 4.3% in June 2006. Overall, continued economic strength, hints of increased inflation expectations, and uncertainty over the path of monetary policy all played a part in driving interest rates higher during the period.

     In the first half of 2006, we clearly entered a period of tighter monetary policy on a global scale. In the month of June alone, central banks in Canada, Europe, Switzerland, Sweden, China, India, Korea, Thailand, Australia, Colombia, South Africa, and of course the U.S. have all tightened policy. The early months of Fed Chairman Bernanke's leadership of the Fed have brought a great deal of uncertainty relative to the path of monetary policy tightening here in the U.S. Early comments about a desire to "pause" were followed by tough talk on inflation readings ("an unwelcome development"), which were followed by a dovish communique following the June 29 Federal Open Market Committee ("FOMC") meeting. As a direct result, the September 2006 Eurodollar futures contract, an indicator of short term market sentiment, fluctuated across a wider than usual range in June and break-even inflation rates (the yield differential between Treasury inflation-protected securities ("TIPS") and nominal bonds of similar maturity) were volatile. During the first half of the year, the Fed lifted short term interest rates 1.00% with the Fed Funds rate settling at 5.25% on June 30, 2006.

     TIPS performance in the first half of 2006 was a good news -- bad news story. Intermediate maturity TIPS produced a negative return for the period when looked at in absolute terms (Lehman 1-10 Year TIPS Index at -0.09%) but managed to deliver positive results when evaluated in relative terms (TIPS outperformed similar maturity nominal bonds). Overall, yields on intermediate maturity TIPS rose 0.40% to 0.50%, and the yield curve steepened marginally. The strong relative performance of TIPS was driven by strong demand and was reflected in rising break-even inflation rates. For the period, break-even inflation rates for 5-year maturities rose 0.36% to close at 2.70%. The strong demand for TIPS was directly attributable to the inflation storm clouds that had gathered throughout the period and peaked in May. The catalysts included a classic brew of rising utilization rates, a surge in metal and energy prices, growing geopolitical tension, a weakening U.S. Dollar, and increased concerns about the inflation fighting backbone of the Bernanke Fed -- all very supportive of TIPS relative to nominal bonds. As we closed the period, 5-year and 10-year TIPS were yielding 2.43% and 2.54%, respectively.

PERFORMANCE OVERVIEW
AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND(SM)
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


     The Institutional Class of the Fund returned -0.21% for the period from January 1, 2006 through June 30, 2006, trailing the Lehman Brothers 1-10 Yr U.S. TIPS Index (the "Index") return of -0.09%. The Fund outperformed the Lipper TIPS Index return of -2.16% for the same time period.


                                        TOTAL RETURNS
                                  -------------------------
                                        PERIODS ENDED
                                           06/30/06
                                  -------------------------
                                  3 MOS.    6 MOS.    1 YR.
                                  ------    ------    -----

Institutional Class(1).........    0.93%     (0.21)%   0.01%
Lehman Bros. 1-10 Yr. U.S. TIPS
  Index(2).....................    1.15%     (0.09)%   0.24%
Lehman Bros. U.S. TIPS
  Index(2).....................    0.49%     (1.77)%  (1.64)%
Lipper TIPS Index(2)...........    0.22%     (2.16)%  (2.21)%


1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchases Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. The Lehman Bros. 1-10 Yr. U.S. TIPS Index is an unmanaged market index comprised of U.S. Treasury Inflation-indexed securities with maturities between one and ten years while the Lehman Bros. U.S. TIPS index includes all maturities. The Lipper TIPS Index tracks the results of the 30 largest mutual funds in the Lipper TIPS Fund category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

     The Fund underperformed the Index for the six-month period by 0.12%. Although the Fund modestly outperformed on a gross basis, the sub-advisors' excess returns were not sufficient to fully offset Fund expenses. The Fund outperformed in January, underperformed in April and posted returns similar to the Index during the other four months in the six-month period. In January, the Fund added value by reducing its exposure to areas of the yield curve where new supply was auctioned (10 and 20 year securities) and by overweighting the 1-8 year sector. However, in April, a steepening of the yield curve and a widening of break-even inflation rates hurt performance as the Fund held longer maturity TIPS and had an exposure to nominal bonds.

     The Fund remains focused on investing primarily in TIPS to provide inflation protection and income to its shareholders.


PORTFOLIO DIVERSIFICATION


                                           % OF
RATING                                 FIXED INCOME
------                                 ------------


A                                           1.1%
AA                                          0.3%
AAA                                        98.6%


(Bar Chart)




U.S. Government Sponsored Agency
  Instruments...........................    0.7%

Corporate Obligations...................    1.4%

U.S. Government Treasury Obligations....   97.9%

PERFORMANCE OVERVIEW
AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND(SM) -- CONTINUED JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

ACTUAL EXPENSES

     The "Actual" line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the Institutional Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.


                         BEGINNING    ENDING    EXPENSES PAID
                          ACCOUNT    ACCOUNT   DURING PERIOD *
                           VALUE      VALUE        1/1/06-
                           1/1/06    6/30/06       6/30/06
                         ---------  ---------  ---------------


INSTITUTIONAL CLASS
Actual                   $1,000.00  $  997.95       $2.04
Hypothetical (5% return
  before expenses)       $1,000.00  $1,022.75       $2.07


* Expenses are equal to the Fund's annualized expense ratio for the six-month period of 0.41%, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
SCHEDULE OF INVESTMENTS
June 30, 2006 (Unaudited)

                                                                           PAR
                                                                          AMOUNT            VALUE
                                                                       ------------      ------------
                                                                           (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 1.42%
FINANCE - 1.42%
   Allstate Life Global Funding, 4.41%, Due 3/1/2010 ++ ..........     $        100      $         95
   Lehman Brothers Holdings, Inc., 4.82%, Due 6/2/2009 ++ ........               80                77
   SLM Corp., 5.48%, Due 1/31/2014 ++ ............................              167               158
   Toyota Motor Credit Corp., 5.61%, Due 2/5/2016 ++ .............              100                98
                                                                                         ------------
   TOTAL CORPORATE OBLIGATIONS ...................................                                428
                                                                                         ------------
U.S. AGENCY OBLIGATIONS - 0.66%
FEDERAL HOME LOAN BANK - 0.34%
                                                                                         ------------
    6.045%, Due 2/20/2007 ++ .....................................              100               100
                                                                                         ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.32%
                                                                                         ------------
    4.503%, Due 2/17/2009 ++ .....................................              100                97
                                                                                         ------------
   TOTAL U.S. AGENCY OBLIGATIONS .................................                                197
                                                                                         ------------
U.S. TREASURY OBLIGATIONS - 96.53%
U.S. TREASURY NOTES - 96.53%
    3.625%, Due 1/15/2008 # ......................................            1,241             1,262
    3.875%, Due 1/15/2009 # ......................................              891               922
    4.25%, Due 1/15/2010 # .......................................            2,095             2,226
    0.875%, Due 4/15/2010 # ......................................            3,966             3,741
    3.50%, Due 1/15/2011 # .......................................            1,331             1,392
    2.375%, Due 4/15/2011 # ......................................              974               970
    3.375%, Due 1/15/2012 # ......................................            1,974             2,068
    3.00%, Due 7/15/2012 # .......................................            4,790             4,932
    1.875%, Due 7/15/2013 # ......................................            2,051             1,970
    2.00%, Due 1/15/2014 # .......................................            1,494             1,442
    4.00%, Due 2/15/2014 .........................................              500               465
    2.00%, Due 7/15/2014 # .......................................              347               335
    1.625%, Due 1/15/2015 # ......................................            1,883             1,756
    1.875%, Due 7/15/2015 # ......................................              787               747
    2.00%, Due 1/15/2016 # .......................................            4,263             4,071
    5.125%, Due 5/15/2016 ........................................              750               747
                                                                                         ------------
   TOTAL U.S. TREASURY OBLIGATIONS ...............................                             29,046
                                                                                         ------------

                                                                          SHARES
                                                                       ------------
SHORT TERM INVESTMENTS - 4.09%
                                                                                         ------------
   American Beacon Money Market Select Fund ss. ..................        1,231,933             1,232
                                                                                         ------------
TOTAL INVESTMENTS - 102.70% (COST $31,449) .......................                       $     30,903
LIABILITIES, NET OF OTHER ASSETS - (2.70%) .......................                               (812)
                                                                                         ------------
TOTAL NET ASSETS - 100.00% .......................................                       $     30,091
                                                                                         ============


                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
SCHEDULE OF INVESTMENTS - CONTINUED
June 30, 2006 (Unaudited)

     Percentages are stated as a percent of net assets.

++ The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

#    U.S. Treasury Inflation-Indexed Note

ss.  The Fund/Trust is affiliated by having the same investment advisor.


                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006 (UNAUDITED) (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

--------------------------------------------------------------------------------





ASSETS:
     Investments in unaffiliated securities, at value(A)...................    $   29,671
     Investments in affiliated securities, at value(B).....................         1,232
     Dividends and interest receivable.....................................           325
     Receivable for investments sold.......................................             8
     Prepaid expenses......................................................            18
                                                                               ----------
          TOTAL ASSETS.....................................................        31,254
                                                                               ----------
LIABILITIES:
     Payable for investments purchased.....................................           753
     Payable for fund shares redeemed......................................           373
     Payable under excess expense reimbursement plan.......................            15
     Management and investment advisory fees payable (Note 2)..............            12
     Administrative service fees payable...................................             2
     Other liabilities.....................................................             8
                                                                               ----------
          TOTAL LIABILITIES................................................         1,163
                                                                               ----------
NET ASSETS.................................................................    $   30,091
                                                                               ==========
ANALYSIS OF NET ASSETS:
     Paid-in-capital.......................................................        31,230
     Undistributed net investment income (loss)............................           604
     Accumulated net realized gain (loss)..................................        (1,198)
     Unrealized appreciation (depreciation) of investments and foreign
       currency............................................................          (545)
                                                                               ----------
NET ASSETS.................................................................    $   30,091
                                                                               ==========
SHARES OUTSTANDING (NO PAR VALUE):
     Institutional Class...................................................     3,095,553
                                                                               ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
     Institutional Class...................................................    $     9.72
                                                                               ==========
--------

(A) Cost of investments in unaffiliated securities.........................    $   30,217
(B) Cost of investments in affiliated securities...........................    $    1,232



                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) (IN THOUSANDS)

--------------------------------------------------------------------------------





INVESTMENT INCOME:
     Interest income..........................................................   $ 621
     Dividend income from affiliated securities...............................      19
                                                                                 -----
          TOTAL INVESTMENT INCOME.............................................     640
                                                                                 -----
EXPENSES:
     Management and investment advisory fees (Note 2).........................      33
     Administrative service fees (Note 2).....................................      15
     Transfer agent fees......................................................       3
     Custodian and fund accounting fees.......................................       3
     Professional fees........................................................       5
     Registration fees and expenses...........................................       1
     Other expenses...........................................................       2
                                                                                 -----
          TOTAL EXPENSES......................................................      62
                                                                                 -----
NET INVESTMENT INCOME.........................................................     578
                                                                                 -----
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on:
       Investments............................................................    (718)
     Change in net unrealized appreciation or depreciation of:
       Investments............................................................      56
                                                                                 -----
          NET GAIN (LOSS) ON INVESTMENTS......................................    (662)
                                                                                 -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............   $ (84)
                                                                                 =====




                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

--------------------------------------------------------------------------------




                                                                       SIX MONTHS
                                                                         ENDED        YEAR ENDED
                                                                        JUNE 30,     DECEMBER 31,
                                                                          2006           2005
                                                                      -----------    ------------
                                                                      (UNAUDITED)


INCREASE IN NET ASSETS:
OPERATIONS:
     Net investment income.........................................     $   578        $  1,561
     Net realized gain (loss) on investments.......................        (718)           (413)
     Change in net unrealized appreciation or depreciation of
       investments and foreign currency contracts..................          56            (699)
                                                                        -------        --------

          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
            OPERATIONS.............................................         (84)            449
                                                                        -------        --------

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income.........................................          --          (1,588)
     Net realized gain on investments..............................          --            (147)
                                                                        -------        --------
          NET DISTRIBUTIONS TO SHAREHOLDERS........................          --          (1,735)
                                                                        -------        --------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from sales of shares.................................       6,299          44,770
     Reinvestment of dividends and distributions...................          --           1,735
     Cost of shares redeemed.......................................      (6,708)        (35,578)
                                                                        -------        --------
          NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
            TRANSACTIONS)..........................................        (409)         10,927
                                                                        -------        --------
NET INCREASE (DECREASE) IN NET ASSETS..............................        (493)          9,641
NET ASSETS:
     Beginning of period...........................................      30,584          20,943
                                                                        -------        --------
     END OF PERIOD*................................................     $30,091        $ 30,584
                                                                        =======        ========
     * Includes undistributed net investment income (loss) of......     $   604        $     25
                                                                        =======        ========




                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust"), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, no load, open-end management investment company. The American Beacon Treasury Inflation Protected Securities Fund (the "Fund") is a series of the Trust and commenced active operations on June 30, 2004. The Fund's investment objective is to provide inflation protection and income.

     American Beacon Advisors, Inc. (the "Manager"), is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The following is a summary of the significant accounting policies followed by the Fund.

  Security Valuation

     Net asset value per share is calculated as of the close of business on the New York Stock Exchange, normally 4:00 p.m. Eastern Time.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, will be priced at a fair value following procedures approved by the Board of Trustees (the "Board"). Issuer specific events, market trends, valuations of similar securities and other market data may be reviewed in the course of making a good faith determination of a security's fair value. In light of the judgement involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date. Interest income is earned from settlement date, recorded on an accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

  Dividends to Shareholders

     The Fund declares and pays dividends from net investment income quarterly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

  Forward Foreign Currency Exchange Contracts

     The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of Fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the Fund are managed by multiple investment advisors that have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.10% of the Fund's average daily net assets plus amounts paid by the Manager to the investment advisors of the Fund. During the six months ended June 30, 2006, the management fee rate, including fees paid to investment advisors, was 22%. Total management fees were $33,022, of which $18,072 was paid to investment advisors and $14,950 was retained by the Manager.

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement that obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Fund.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


  Investment in Affiliated Fund

     The Fund may invest in the American Beacon Money Market Select Fund (the "Select Fund"). The Manager serves as investment advisor to the Select Fund and receives from the Select Fund an annualized fee equal to 0.10% of the Select Fund's average daily net assets. During the period, fees earned by the Manager from the Fund's investment in the Select Fund were $406.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided unlimited air transportation on American. Retired Trustees and their spouses are provided free transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. Mr. O'Sullivan receives an annual retainer plus a fee for each Board meeting attended.

  Expense Reimbursement Plan

     The Fund has adopted an expense reimbursement Plan whereby the Manager may seek recoupment of fees waived or expenses reimbursed for a period of up to three years. However, recoupment will only occur if the Funds' average net assets have grown or expenses have declined sufficiently to allow recoupment without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended December 31, 2005, due to asset growth and a reduction of expenses in the latter part of the year, the Manager recouped $4,096 for expenses previously waived earlier in the year and $14,537 for expenses waived during 2004.

  Interfund Lending Program

     Pursuant to an Exemptive Order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating Funds. The Fund did not utilize the credit facility during the six months ended June 30, 2006.

3.  FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income tax provision is required.

     Dividends are determined in accordance with federal income tax regulations that may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions during the years ended June 30, 2006 and December 31, 2005 were as follows (in thousands):


                                                                       SIX MONTHS
                                                                          ENDED       YEAR ENDED
                                                                        JUNE 30,     DECEMBER 31,
                                                                          2006           2005
                                                                       ----------    ------------


DISTRIBUTIONS PAID FROM:
     Ordinary income*...............................................       $--          $1,735


* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


     For the year ended June 30, 2006, the components of distributable earnings were as follows (in thousands):



Cost basis of investments for federal income tax purposes....................   $31,715
Unrealized appreciation......................................................        --
Unrealized depreciation......................................................      (812)
                                                                                -------
Net unrealized appreciation (depreciation)...................................      (812)
Undistributed ordinary income................................................       604
Undistributed long-term gain (loss)..........................................      (946)
                                                                                -------
Distributable earnings.......................................................   $(1,154)
                                                                                =======



     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of wash sales and current recognition of unrealized appreciation/(depreciation) on open foreign currency transactions.

     Due to the inherent differences in the recognition of income, expenses and realized gains/(losses) under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities without impacting the net assets of the Fund. These differences are due primarily to the recognition of certain foreign currency gains/(losses) as ordinary income for tax purposes.

     Accordingly, the following amounts represent current year permanent differences that have been reclassified as of June 30, 2006 (in thousands):



Paid-in-capital.................................................................   $--
Undistributed net investment income.............................................     1
Accumulated net realized gain (loss)............................................    (1)
Unrealized appreciation (depreciation) of investments, futures contracts and
  foreign currency..............................................................    --


     At June 30, 2006, the Fund had capital loss carryovers of $144,311 and $801,330 expiring in 2013 and 2014, respectively.

4.  INVESTMENT TRANSACTIONS

     Purchases and redemptions of investments for the six months ended June 30, 2006, excluding short-term investments, were $46,045,737 and $46,128,045, respectively. The Fund had purchases and sales of U.S. government securities of $45,729,450 and $45,541,596, respectively.

     A summary of the Fund's direct transactions in the Select Fund for the six months ended June 30, 2006 is as follows:


 DECEMBER 31, 2005                                                                                         JUNE 30, 2006
SHARES/MARKET VALUE                      PURCHASES                         SALES                        SHARES/MARKET VALUE
-------------------                      ---------                         -----                        -------------------


     $1,071,309                         $16,098,533                     $15,937,909                         $1,231,933

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


5.  CAPITAL SHARE TRANSACTIONS

     The table below summarizes the activity in capital shares (in thousands):

Six Months ended June 30, 2006


                                                                           SHARES     AMOUNT
                                                                           ------    -------


Shares sold.............................................................     650     $ 6,299
Reinvestment of dividends...............................................      --          --
Shares redeemed.........................................................    (692)     (6,708)
                                                                            ----     -------
Net decrease in shares outstanding......................................     (42)    $  (409)
                                                                            ====     =======



Year ended December 31, 2005


                                                                           SHARES     AMOUNT
                                                                           ------    --------


Shares sold.............................................................    4,421    $ 44,770
Reinvestment of dividends...............................................      175       1,735
Shares redeemed.........................................................   (3,520)    (35,578)
                                                                           ------    --------
Net increase in shares outstanding......................................    1,076    $ 10,927
                                                                           ======    ========


AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------




                                                                SIX MONTHS       YEAR         SIX MONTHS
                                                                  ENDED          ENDED           ENDED
                                                                 JUNE 30,    DECEMBER 31,    DECEMBER 31,
                                                                   2006          2005          2004 (A)
                                                               -----------   ------------    ------------
                                                               (UNAUDITED)


NET ASSET VALUE, BEGINNING OF PERIOD........................     $  9.75        $ 10.16         $ 10.00
                                                                 -------        -------         -------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income..................................        0.19           0.56            0.18(B)
     Net gains (loss) on securities (both realized and
       unrealized)..........................................       (0.22)         (0.37)           0.21
                                                                 -------        -------         -------
Total income from investment operations.....................       (0.03)          0.19            0.39
                                                                 -------        -------         -------
LESS DISTRIBUTIONS:
     Dividends from net investment income...................          --          (0.55)          (0.23)
     Distributions from net realized gains on securities....          --          (0.05)             --(D)
                                                                 -------        -------         -------
Total distributions.........................................          --          (0.60)          (0.23)
                                                                 -------        -------         -------
NET ASSET VALUE, END OF PERIOD..............................     $  9.72        $  9.75         $ 10.16
                                                                 =======        =======         =======
TOTAL RETURN................................................      (0.21%)(C)      1.86%           3.94%(C)
                                                                 =======        =======         =======
RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)...............     $30,091        $30,584         $20,943
     Ratios to average net assets (annualized):
       Expenses, after expense reimbursements
          (recoupments).....................................       0.41%          0.44%           0.46%
       Expenses, before expense reimbursements
          (recoupments).....................................       0.41%          0.39%           0.62%
       Net investment income, after expense reimbursements
          (recoupments).....................................       3.85%          5.45%           3.34%
       Net investment income, before expense reimbursements
          (recoupments).....................................       3.85%          5.50%           3.18%
     Portfolio turnover rate................................        154%(C)        355%            190%(C)



--------

  (A) The American Beacon Treasury Inflation Protected Securities Fund commenced active operations on June 30, 2004.

(B)   Based on average shares outstanding.

(C)   Not annualized.

(D)   Amount is less than $0.01 per share.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)
--------------------------------------------------------------------------------


     At its February 17, 2006 meeting, the Board of Trustees (the "Board") considered the renewal of the existing Management Agreement between the Manager and the American Beacon Funds (the "Funds") and each Investment Advisory Agreement between the Manager and the subadvisors, on behalf of the American Beacon Treasury Inflation Protected Securities Fund. In preparation for the Board's consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor. In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held separate meetings on December 8, 2005, February 8, 2006 and February 17, 2006 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

     The Board considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

     - a copy of the firm's most recent audited or unaudited financial statements as well as Parts I and II of its Form ADV;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a cost/profitability analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Funds, if available;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

     - confirmation that the firm's financial condition does not raise concerns that the firm would be unable to continue providing the same scope and quality of services to the Funds;

     - a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies;

     - a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND -- CONTINUED
(UNAUDITED)
--------------------------------------------------------------------------------


     - a description of trade allocation procedures among accounts managed by the firm;

     - a summary of any material changes to the firm's compliance program with regard to federal, state, corporate and Fund requirements;

     - a discussion of any material compliance problems and remedial actions;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     - a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Funds.

     In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

     - a comparison of the performance of each Fund to appropriate indices, including comments on the relative performance of each subadvisor and each Fund versus comparable indices;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and whether (and if so, why) such subadvisor should have its contract renewed;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - a table detailing the Manager's profitability with respect to each Fund;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of the portfolio turnover rate and average execution costs for each Fund and each subadvisor to a Fund;

     - a discussion of whether the Manager receives, with respect to trade execution for the Funds, other special compensation, including any payment for order flow; and

     - a description of how expenses that are not readily identifiable to a particular Fund are allocated.

     The Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds, and (iii) each Fund's investment advisory fees versus comparable mutual funds. References below to the Treasury Inflation Protected Securities Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

     The Trustees also received a memorandum from their legal counsel detailing the Board's responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Board's process for evaluating investment advisors and the terms of the contracts.

     Provided below is an overview of the primary factors the Board considered at its February 2006 meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Management and Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND -- CONTINUED
(UNAUDITED)
--------------------------------------------------------------------------------


CONSIDERATIONS WITH RESPECT TO ALL FUNDS

     In determining whether to approve the continuance of the Management Agreement and each Investment Advisory Agreement, the Board considered the best interests of each Fund separately. In addition, while the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the same Board meeting, the Board considered each Fund's investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund and the investment advisor; (3) the Manager's or subadvisor's cost for providing the services and the profitability of the advisory business to the Manager or subadvisor; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

     Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered: the Manager's ability to retain key investment personnel and to provide consistent performance and an active client service program; the Manager's goal to provide consistent above average long-term performance at low cost; the continuing efforts by the Manager to add new series so as to enhance the Funds' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote sales and improve services; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors and master portfolios. Based on this information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, supported a decision to renew the Management and each Investment Advisory Agreement.

     Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund's investment performance relative to its benchmark index(es) and peer group. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. A discussion regarding the Board's considerations with respect to the Treasury Inflation Protected Securities Fund's performance appears below under "Additional Considerations and Conclusions with Respect to the Treasury Inflation Protected Securities Fund."

     Cost of Services and Profits Realized. In analyzing the cost of services and profitability of the Manager in connection with its investment advisory services to a Fund, the Board considered the Manager's operations and low cost structure. The Board noted that the Manager proposed to continue most of the expense waivers and reimbursements that were in place for each applicable Fund's 2005 fiscal year. The Board also noted that each sub-advised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of various Funds.

     In analyzing the cost of services and profitability of each subadvisor in connection with its investment advisory services to a Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arms-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

     A discussion regarding the Board's considerations with respect to the Treasury Inflation Protected Securities Fund's fee rates is set forth below under "Additional Considerations and Conclusions with Respect to the Treasury Inflation Protected Securities Fund."

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND -- CONTINUED
(UNAUDITED)
--------------------------------------------------------------------------------


     Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board noted that, in many cases, the Manager has negotiated breakpoints in the subadvisory fee rate. The Board also noted, where applicable, for purposes of determining the investment advisory fee charged to the Funds, the fee schedule to each Investment Advisory Agreement specifies that all other assets managed by a subadvisor on behalf of AMR Corporation and its pension plans shall be considered. Thus, the Funds are able to receive additional breakpoint benefits resulting from the subadvisor's management of a larger pool of assets. With respect to the management fee, the Board acknowledged the Manager's low cost structure and the increasing costs of personnel, technology and operations. Based on these considerations, the Board concluded that the Funds' fee structures are reasonably designed to pass on economies of scale to Fund shareholders.

     Benefits to be Derived from the Relationship with the Funds. The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board noted that the Manager and the subadvisors may not direct the Funds' brokerage transactions to certain brokers to obtain research and other services and that the Funds participate in a brokerage recapture program. After consideration of this information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE TREASURY INFLATION PROTECTED SECURITIES FUND

     In considering the renewal of the Management Agreement and each Investment Advisory Agreement (collectively, the "Agreements") with the Fund, the Board considered performance data for various periods ended December 31, 2005. In this regard, they considered that: (1) the total return performance of the Fund was in the 4th quintile for the one-year period compared to the returns of a peer group of mutual funds identified by Lipper as having an investment objective similar to the Fund; (2) the Fund's total return performance underperformed the Lipper Treasury Inflation Protected Securities Fund Index for that same period;
(3) the portion of Fund assets allocated to Brown Brothers Harriman & Co. ("BBH") outperformed the Fund's benchmark index for all relevant periods; (4) the portion of Fund assets allocated to NISA Investment Advisors LLC ("NISA") underperformed the Fund's benchmark index for all relevant periods; and (5) the Manager's explanation that the Fund's underperformance for the since-inception period was primarily due to investment of the Fund's initial assets shortly after a strong rally in the Treasury inflation protected securities market.

     In addition, the Board considered the fees payable under the Agreements. In this regard, they considered that: (1) the Institutional Class total expenses were in the 2nd quintile and actual management fees (including administrative fees) were in the 3rd quintile compared to the expenses and fees of a peer group of similar funds classified by Lipper where the 1st quintile represents the lowest fees or expenses among the group; (2) BBH and NISA indicated that they do not charge a lower fee rate for comparable client services; (3) BBH waived its standard minimum annual fee; (4) the fee schedules of each subadvisor include breakpoints, which reduce fee rates as the assets of the Fund increase; and (5) the Manager's profitability analysis indicated that it incurred a loss on the services it provided to the Fund.

     Based on these considerations and those noted above with respect to all Funds, the Board: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) concluded that the profits to the Manager are reasonable in light of the quality of services provided to the Fund, including oversight of the Fund's subadvisors; (3) determined that the Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund; and (4) approved the renewal of the Agreements with respect to the Fund.

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                                       20

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                                       21

                          (AMERICAN BEACON FUNDS LOGO)

--------------------------------------------------------------------------------

DELIVERY OF DOCUMENTS
To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report, and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.
If you invest in the Funds through a financial institution, you may be able to receive the Funds' regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institutions name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:




               (KEYBOARD GRAPHIC)                                  (MOUSE GRAPHIC)

                   BY E-MAIL:                                     ON THE INTERNET:
       American-Beacon.Funds@ambeacon.com         Visit our website at www.americanbeaconfunds.com






--------------------------------------------------------------------------------




               (TELEPHONE GRAPHIC)                                (MAILBOX GRAPHIC)

                  BY TELEPHONE:                                       BY MAIL:
                                                                American Beacon Funds
               Call (800) 658-5811                                 P.O. Box 219643
                                                             Kansas City, MO 64121-9643






--------------------------------------------------------------------------------




 AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES        AVAILABILITY OF PROXY VOTING POLICY AND
                                                                      RECORDS
In addition to the Schedule of Investments        A description of the policies and procedures
provided in each semi-annual and annual           that the Funds use to determine how to vote
report, each Fund files a complete schedule of    proxies relating to portfolio securities is
its portfolio holdings with the Securities and    available in each Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of     Additional Information, which may be obtained
the first and third fiscal quarters. The          free of charge by calling 1-800-967-9009 or by
Funds' Forms N-Q are available on the SEC's       accessing the SEC's website at www.sec.gov.
website at www.sec.gov. The Forms N-Q may also    Each Fund's proxy voting record for the most
be reviewed and copied at the SEC's Public        recent year ended June 30 is filed annually
Reference Room, 450 Fifth Street, NW,             with the SEC on Form N-PX. The Funds' Forms N-
Washington, DC 20549. Information regarding       PX are available on the SEC's website at
the operation of the SEC's Public Reference       www.sec.gov. Each Fund's proxy voting record
Room may be obtained by calling 1-800-SEC-        may also be obtained by calling 1-800-967-
0330. A complete schedule of each Fund's          9009.
portfolio holdings is also available on the
Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of
each quarter.




FUND SERVICE PROVIDERS:





 CUSTODIAN                    TRANSFER AGENT                INDEPENDENT REGISTERED  DISTRIBUTOR
 STATE STREET BANK AND TRUST  BOSTON FINANCIAL DATA         PUBLIC ACCOUNTING FIRM  FORESIDE FUND SERVICES
 Boston, Massachusetts        SERVICES                      ERNST & YOUNG LLP       Portland, Maine
                              Kansas City, Missouri         Chicago, Illinois



This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------
American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Treasury Inflation Protected Securities Fund is a service mark of American Beacon Advisors, Inc.

 G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]

SEMI-ANNUAL REPORT

[PHOTO]

JUNE 30, 2006

MONEY MARKET FUND

U.S. GOVERNMENT MONEY MARKET FUND

MUNICIPAL MONEY MARKET FUND

About American Beacon Advisors

--------------------------------------------------------------------------------

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.


Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

--------------------------------------------------------------------------------



President's Message...........................    1

Financial Highlights

  Money Market Fund...........................   20

  U.S. Government Money Market Fund...........   22

  Municipal Money Market Fund.................   24

Schedule of Investments

  Money Market Portfolio......................   25

  U.S. Government Money Market Portfolio......   28

  Municipal Money Market Portfolio............   29

Additional Information...................Back Cover



Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                              June 30, 2006

FELLOW SHAREHOLDERS:

Enclosed please find the Semi-Annual Report for the American Beacon Money Market Funds for the six months ended June 30, 2006. During this time, the Funds outperformed their respective peer groups.

     The Federal Reserve (the "Fed") raised overnight rates four times during the period, resulting in a Fed Funds target rate of 5.25% as of June 30, 2006. In its June statement, the Fed acknowledged that economic growth is moderating but remained concerned that "the high levels of resource utilization and the prices of energy and other commodities have the potential to sustain inflation pressures."

     Despite rising interest rates, the Cash Management Class of the American Beacon Funds produced strong relative returns for the period. The Money Market Fund-Cash Management Class returned 2.32% for the six months, outperforming the Lipper Institutional Money Market Average return of 2.14%. The U.S. Government Money Market Fund -- Cash Management Class outpaced the Lipper Institutional U.S. Government Money Market Average with a return of 2.28% versus 2.15% for the Average. Both Funds surpassed their respective Lipper peer groups over all time periods.

     Please review the enclosed portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. Should you have any questions about the enclosed information, please do not hesitate to contact us at 800-967-9009. You may also access Fund and account information at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                   Sincerely,
                                   /s/ WILLIAM F. QUINN
                                   William F. Quinn
                                   President, American Beacon Funds


(BILL QUINN PICTURE)

ECONOMIC OVERVIEW
(UNAUDITED)

--------------------------------------------------------------------------------


The U.S. economy expanded at an annual rate of 5.6% in the first quarter of 2006 thanks to strong consumer spending and business investment. However, soaring gasoline prices and a slowdown in the housing market caused the second quarter gross domestic product ("GDP") growth to slow to an estimated 2.5%. It also appeared that the labor market was cooling as payroll gains came in below consensus, rising 325,000 during the second quarter versus a revised 629,000 in the first quarter. Despite the slowdown in payroll growth, the unemployment rate continued to decline during the second quarter, coming in at a low 4.6% for the month of June. In addition, June average hourly earnings climbed 3.9% from the prior year, fueling concerns that the low unemployment rate was putting upward pressure on inflation.

     The Federal Reserve Board raised overnight rates by 25 percentage points at each of the first four meetings in 2006, resulting in a Fed Funds target rate of 5.25% as of June 30, 2006. In its June statement, the Fed acknowledged that economic growth was moderating but remained concerned that "the high levels of resource utilization and the prices of energy and other commodities have the potential to sustain inflation pressures." They did remove the phrase "some further policy firming may yet be needed" and stated that the extent and timing of any additional firming "will depend on the evolution of the outlook for both inflation and economic growth." The Fed remains data dependent, leaving the door open for either a pause or another rate hike at their next several meetings.


     As expected, we began to see higher energy and commodity prices being passed on to the consumer in the form of higher goods prices during the period. The core Consumer Price Index ("CPI") rose more than forecast in June, up 0.3% for the month and 2.6% year over year. This was the fourth consecutive month of core inflation rising 0.3%, which according to Bloomberg, is the longest such stretch since January to April 1995. Fed chairman Bernanke called the recent increases in core prices "unwelcome developments" and said central bankers "will be vigilant" to ensure inflation doesn't become entrenched. As a result, if core inflation numbers continue to rise in the coming months, the Fed may likely prolong its tightening cycle. At the end of the second quarter, the Fed Funds futures market was indicating a chance of another 0.25% rate increase by the end of the third quarter.

     The yield curve shifted up as the Fed Funds rate rose during the second quarter 2006. However, the curve continued to invert as yields on the 6-month Treasury bill ended the quarter at 5.23% versus 5.15% for the 2-year note and 5.14% for the 10-year note.

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM)
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


     The Money Market Fund maintained the strategy of purchasing 3-month variable rate securities based on the London Interbank Offered Rate (LIBOR) in addition to short-dated commercial paper during the period in response to the rising interest rate environment.

     With the Fed Funds futures market indicating a chance of another 25 percentage point rate increase by the end of the third quarter, the Money Market Fund continued to keep its weighted-average maturity relatively short. However, we will continue to monitor economic trends and adjust our weighted-average maturity accordingly. In addition, we remain conservative on credit risk given the tight credit spread environment.

     For the six months ended June 30, 2006, the total return of the Cash Management Class of the American Beacon Money Market Fund was 2.32%. The Fund outperformed the Lipper Institutional Money Market Average return of 2.14% by 18 percentage points. Lipper Inc. ranked the Cash Management Class of the Fund 19th among 324 and 14th among 280 Institutional Money Market Funds for the one-year and three-year periods ended June 30, 2006, respectively(1). The Lipper Institutional Money Market Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper Institutional Money Market Funds category. Lipper is an independent mutual fund research and ranking service that ranks mutual funds in various categories by making comparative calculations using total returns.


                           CASH MANAGEMENT CLASS TOTAL RETURNS
                          -------------------------------------
                                   AS OF JUNE 30, 2006
                          -------------------------------------
                          1 YEAR  3 YEARS*  5 YEARS*  10 YEARS*
                          ------  --------  --------  ---------


American Beacon Money
  Market Fund...........   4.21%    2.44%     2.24%      3.92%
Lipper Institutional
  Money Market Fund
  Average...............   3.85%    2.11%     1.96%     3.70%


*     Annualized



                                 ANNUALIZED TOTAL RETURNS
                                -------------------------
                                     AS OF 6/30/2006
                                -------------------------
                                1 YEAR  5 YEARS  10 YEARS
                                ------  -------  --------


Cash Management(1,2)..........   4.21%   2.24%     3.92%
Institutional(1)..............   4.09%   2.15%     3.88%
PlanAhead(1)..................   3.82%   1.87%     3.58%
Platinum Class(1).............   3.34%   1.42%     3.14%


1 Performance shown is historical and may not be indicative of future returns. Investment returns will vary, and shares may be worth more or less at redemption than at original purchase. An investment in this Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share it is possible to lose money by investing in the Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance for the five and ten-year period represents the total returns achieved by the Institutional Class from 1/1/96 up to 12/1/01, the inception date of the Cash Management Class, and the returns of the Cash Management Class since its inception. Expenses of the Cash Management Class are lower than those of the Institutional Class. Therefore, total returns shown are lower than they would have been had the Cash Management Class been in place since 1/1/96.

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM) -- CONTINUED
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


PORTFOLIO STATISTICS AS OF JUNE 30, 2006


                         CASH
                      MANAGEMENT  INSTITUTIONAL  PLANAHEAD  PLATINUM
                         CLASS        CLASS        CLASS      CLASS
                      ----------  -------------  ---------  --------


7-day Current Yield*      5.06%        5.03%        4.80%      4.22%
7-day Effective
  Yield*                  5.19%        5.15%        4.92%      4.31%
30-day Yield*             4.99%        4.94%        4.66%      4.15%
Weighted Average
  Maturity              36 Days      36 Days      36 Days    36 Days
Moody's Rating              Aaa          N/A          N/A        N/A
S&P Rating                 AAAm          N/A          N/A        N/A


* Annualized. You may call 1-800-388-3344 to obtain the Fund's current seven day yield. Yield is a more accurate reflection of the Fund's current earnings than total returns.

TOP TEN HOLDINGS AS OF JUNE 30, 2006


                                          % OF
                                       NET ASSETS
                                       ----------


Royal Bank of Scotland                    5.1%
US Bank, NA                               4.2%
ASIF Global Financing                     4.1%
Wells Fargo & Co.                         4.1%
FCAR Owner Trust                          3.9%
American Honda Finance Corp.              3.6%
Citigroup Global Markets Holdings,
  Inc.                                    3.4%
Goldman Sachs Group, Inc.                 3.3%
Barclays US Funding LLC                   3.3%
General Electric Capital Corp.            3.1%


ASSET ALLOCATION AS OF JUNE 30, 2006


                                          % OF
                                       NET ASSETS
                                       ----------


Bank CDs, TDs, and Notes                  48.0%
Corporate Notes                           37.0%
Commercial Paper                          11.4%
Funding Agreements                         1.7%
Repurchase Agreements                      1.6%
Net Other Assets                           0.3%


FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM) -- CONTINUED
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.


                          BEGINNING     ENDING     EXPENSES PAID
                           ACCOUNT     ACCOUNT    DURING PERIOD*
                            VALUE       VALUE         1/1/06-
                            1/1/06     6/30/06        6/30/06
                          ---------   ---------   --------------


CASH MANAGEMENT CLASS
Actual                    $1,000.00   $1,023.16        $0.75
Hypothetical (5% return
  before expenses)        $1,000.00   $1,024.05        $0.75
INSTITUTIONAL CLASS
Actual                    $1,000.00   $1,022.72        $1.15
Hypothetical (5% return
  before expenses)        $1,000.00   $1,023.66        $1.15
PLANAHEAD CLASS
Actual                    $1,000.00   $1,021.29        $2.61
Hypothetical (5% return
  before expenses)        $1,000.00   $1,022.23        $2.61
PLATINUM CLASS
Actual                    $1,000.00   $1,018.92        $4.96
Hypothetical (5% return
  before expenses)        $1,000.00   $1,019.89        $4.95


* Expenses are equal to the Fund's annualized expense ratio for the six-month period of 0.15%, 0.23%, 0.52% and 0.99% for the Cash Management, Institutional, PlanAhead, and Platinum Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year
      (181) by days in the year (365) to reflect the half-year period.

PERFORMANCE OVERVIEW
AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND(SM)
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


     The U.S. Government Money Market Fund maintained the strategy of purchasing 3-month LIBOR-based variable rate securities in addition to short-dated commercial paper during the period in response to the rising interest rate environment.

     With the Fed Funds futures market indicating greater than a 50% chance of another 25 percentage point rate increase at the Fed meeting in August, the U.S. Government Money Market Fund continued to keep its weighted-average maturity relatively short. However, we will continue to monitor economic trends and adjust our duration posture accordingly. In addition, we remain conservative on credit risk given the tight credit spread environment.

     For the six months ended June 30, 2006, the total return of the Cash Management Class of the American Beacon U.S. Government Money Market Fund was 2.28%. The Fund outperformed the Lipper Institutional U.S. Government Money Market Average return of 2.15% by 13 percentage points. Lipper Inc. ranked the Cash Management Class of the Fund 9th among 140, 11th among 103 and 11th among 61 Institutional U.S. Government Money Market Funds for the one-year, five-year and ten-year periods ended June 30, 2006, respectively(1). The Lipper Institutional U.S. Government Money Market Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper Institutional U.S. Government Money Market Funds category. Lipper is an independent mutual fund research and ranking service that ranks mutual funds in various categories by making comparative calculations using total returns.


                           CASH MANAGEMENT CLASS TOTAL RETURNS
                          -------------------------------------
                                   AS OF JUNE 30, 2006
                          -------------------------------------
                          1 YEAR  3 YEARS*  5 YEARS*  10 YEARS*
                          ------  --------  --------  ---------


American Beacon U.S.
  Government Money
  Market Fund...........   4.14%    2.37%     2.18%      3.81%
Lipper Institutional
  U.S. Government Money
  Market Average........   3.87%    2.11%     1.93%     3.64%


*     Annualized


                                  ANNUALIZED TOTAL RETURNS
                                ---------------------------
                                      AS OF 6/30/2006
                                ---------------------------
                                1 YEAR   5 YEARS   10 YEARS
                                ------   -------   --------


Cash Management Class(1,2)...    4.14%    2.18%      3.81%
PlanAhead Class(1)...........    3.67%    1.78%      3.44%
Platinum Class(1)............    3.31%    1.39%      3.02%


1 Performance shown is historical and may not be indicative of future returns. Investment returns will vary, and share may be worth more or less at redemption than at original purchase. An investment in this Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share it is possible to lose money by investing in the Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Prior to December 1, 2001, the Cash Management Class of the Fund was known as the Institutional Class.

PORTFOLIO STATISTICS AS OF JUNE 30, 2006


                                CASH
                             MANAGEMENT  PLANAHEAD  PLATINUM
                                CLASS      CLASS      CLASS
                             ----------  ---------  --------


7-day Current Yield*             4.98%      4.52%      4.18%
7-day Effective Yield*           5.10%      4.62%      4.26%
30-day Yield*                    4.90%      4.44%      4.10%
Weighted Average Maturity      11 Days    11 Days    11 Days
Moody's Rating                     Aaa        N/A        N/A
S&P Rating                        AAAm        N/A        N/A


* Annualized. You may call 1-800-388-3344 to obtain the Fund's current seven day yield. Yield is a more accurate reflection of the Fund's current earnings than total returns.

ASSET ALLOCATION AS OF JUNE 30, 2006


                                           % OF
                                        NET ASSETS
                                        ----------


Repurchase Agreements                      84.7%
Variable Rate Agency                       15.3%


FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period and

PERFORMANCE OVERVIEW
AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND(SM) -- CONTINUED JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


held for the entire period from January 1, 2006 through June 30, 2006.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.


                          BEGINNING     ENDING     EXPENSES PAID
                           ACCOUNT     ACCOUNT    DURING PERIOD*
                            VALUE       VALUE         1/1/06-
                            1/1/06     6/30/06        6/30/06
                          ---------   ---------   --------------



CASH MANAGEMENT CLASS
Actual                    $1,000.00   $1,022.80        $0.95
Hypothetical (5% return
  before expenses)        $1,000.00   $1,023.85        $0.95
PLANAHEAD CLASS
Actual                    $1,000.00   $1,020.48        $3.26
Hypothetical (5% return
  before expenses)        $1,000.00   $1,021.57        $3.26
PLATINUM CLASS
Actual                    $1,000.00   $1,018.77        $4.96
Hypothetical (5% return
  before expenses)        $1,000.00   $1,019.89        $4.96


* Expenses are equal to the Fund's annualized expense ratio for the six-month period of 0.19%, 0.65% and 0.99% for the Cash Management, PlanAhead, and Platinum Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

PERFORMANCE OVERVIEW
AMERICAN BEACON MUNICIPAL MONEY MARKET FUND(SM)
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------



     The American Beacon Municipal Money Market Fund maintained a relatively short average maturity in the first half of 2006. The variable rate demand note
(VRDN) market provided the most attractive investment option throughout the period. Rates on these securities remained appealing, as short-term interest rates were increased at seventeen consecutive Fed meetings since June 2004.

     We will continue to focus purchases on attractively priced VRDNs backed by letters of credit or bond insurance and may buy selective fixed rate instruments when evidence emerges that the Fed has completed its current tightening cycle.

     For the six months ended June 30, 2006, the total return of the PlanAhead Class of the American Beacon Municipal Money Market Fund was 1.16%. The Fund under-performed the Lipper Tax-Exempt Money Market Average return of 1.27%. The Lipper Tax-Exempt Money Market Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper Tax-Exempt Money Market Funds category. Lipper is an independent mutual fund research and ranking service that ranks mutual funds in various categories by making comparative calculations using total returns.


                              PLANAHEAD CLASS TOTAL RETURNS
                          -------------------------------------
                                   AS OF JUNE 30, 2006
                          -------------------------------------
                          1 YEAR  3 YEARS*  5 YEARS*  10 YEARS*
                          ------  --------  --------  ---------


American Beacon
  Municipal Money Market
  Fund..................   2.01%    1.01%     1.01%      2.06%
Lipper Tax-Exempt Money
  Mkt Avg...............   2.26%    1.24%     1.15%     2.12%


*     Annualized


                                  ANNUALIZED TOTAL RETURNS
                                ---------------------------
                                      AS OF 6/30/2006
                                ---------------------------
                                1 YEAR   5 YEARS   10 YEARS
                                ------   -------   --------


PlanAhead Class(1)...........    2.01%    1.01%      2.06%
Platinum Class(1)............    2.01%    0.85%      1.78%


1 Performance shown is historical and may not be indicative of future returns. Investment returns will vary, and share may be worth more or less at redemption than at original purchase. An investment in this Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share it is possible to lose money by investing in the Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

PORTFOLIO STATISTICS AS OF JUNE 30, 2006


                                   PLANAHEAD   PLATINUM
                                     CLASS       CLASS
                                   ---------   --------


7-day Current Yield*                  3.00%      3.00%
7-day Effective Yield*                3.05%      3.05%
30-day Yield*                         2.73%      2.73%
Weighted Average Maturity            4 Days     4 Days


* Annualized. You may call 1-800-388-3344 to obtain the Fund's current seven day yield. Yield is a more accurate reflection of the Fund's current earnings than total returns.

TOP TEN HOLDINGS AS OF JUNE 30, 2006


                                            % OF
                                         NET ASSETS
                                         ----------


Alachua County, Florida Housing
  Financial Authority                       5.3%
Village of Richton Park,
  Illinois -- Industrial Development
  Revenue Bonds                             5.2%
Michigan State Housing Development
  Authority                                 5.1%
Ohio Water Development Authority            4.9%
Montgomery County, Maryland Variable
  Rate Housing Revenue Bonds                4.9%
New York State Housing Finance Agency       4.6%
Sweetwater County, Wyoming Pollution
  Control Revenue Refunding Bonds           4.3%
Indiana County Industrial Development
  Authority Refunding Bonds                 4.3%
City of Farmington Pollution Control
  Revenue Bonds                             4.3%
University Athletic Association, Inc.
  Revenue Bonds                             4.1%


ASSET ALLOCATION AS OF JUNE 30, 2006


                                            % OF
                                         NET ASSETS
                                         ----------


Municipal Obligations                       98.3%
Other Investments                            1.7%


FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

PERFORMANCE OVERVIEW
AMERICAN BEACON MUNICIPAL MONEY MARKET FUND(SM) -- CONTINUED
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.


                          BEGINNING     ENDING     EXPENSES PAID
                           ACCOUNT     ACCOUNT    DURING PERIOD*
                            VALUE       VALUE         1/1/06-
                            1/1/06     6/30/06        6/30/06
                          ---------   ---------   --------------



PLANAHEAD CLASS
Actual                    $1,000.00   $1,011.61        $4.94
Hypothetical (5% return
  before expenses)        $1,000.00   $1,019.98        $4.96
PLATINUM CLASS
Actual                    $1,000.00   $1,011.61        $4.94
Hypothetical (5% return
  before expenses)        $1,000.00   $1,019.89        $4.96


* Expenses are equal to the Fund's annualized expense ratio for the six-month period of 0.99% and 0.99% for the PlanAhead and Platinum Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2006 (UNAUDITED) (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

--------------------------------------------------------------------------------






                                                                        U.S. GOVERNMENT      MUNICIPAL
                                                        MONEY MARKET      MONEY MARKET     MONEY MARKET
                                                        ------------    ---------------    ------------


ASSETS:
     Investment in Portfolio, at value...............   $    708,616       $   10,188       $    8,248
     Receivable for fund shares sold.................            359               --               --
     Receivable from Manager for expense
       reimbursement (Note 2)........................             25                7                4
     Prepaid expenses................................             35                9               11
                                                        ------------       ----------       ----------
          TOTAL ASSETS...............................        709,035           10,204            8,263
                                                        ------------       ----------       ----------
LIABILITIES:
     Payable for fund shares redeemed................          3,315               --               --
     Dividends payable...............................            260               18               --
     Administrative service and service fees payable
       (Note 2)......................................            111                2                2
     Distribution fees payable (Note 2)..............              9                1                1
     Other liabilities...............................            122               18                8
                                                        ------------       ----------       ----------
          TOTAL LIABILITIES..........................          3,817               39               11
                                                        ------------       ----------       ----------
NET ASSETS...........................................   $    705,218       $   10,165       $    8,252
                                                        ============       ==========       ==========
ANALYSIS OF NET ASSETS:
     Paid-in-capital.................................        705,218           10,165            8,252
                                                        ------------       ----------       ----------
NET ASSETS...........................................   $    705,218       $   10,165       $    8,252
                                                        ============       ==========       ==========
SHARES OUTSTANDING (NO PAR VALUE):
     Cash Management Class...........................    388,533,942        3,001,399              N/A
                                                        ============       ==========       ==========
     Institutional Class.............................     52,893,999              N/A              N/A
                                                        ============       ==========       ==========
     PlanAhead Class.................................    223,284,905        2,145,936        1,166,200
                                                        ============       ==========       ==========
     Platinum Class..................................     40,505,197        5,017,372        7,086,039
                                                        ============       ==========       ==========
NET ASSET VALUE PER SHARE, OFFERING AND REDEMPTION
  PRICE PER SHARE:
     Cash Management Class...........................   $       1.00       $     1.00              N/A
                                                        ============       ==========       ==========
     Institutional Class.............................   $       1.00              N/A              N/A
                                                        ============       ==========       ==========
     PlanAhead Class.................................   $       1.00       $     1.00       $     1.00
                                                        ============       ==========       ==========
     Platinum Class..................................   $       1.00       $     1.00       $     1.00
                                                        ============       ==========       ==========




                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)  (IN THOUSANDS)

--------------------------------------------------------------------------------




                                                                        U.S. GOVERNMENT      MUNICIPAL
                                                        MONEY MARKET      MONEY MARKET     MONEY MARKET
                                                        ------------    ---------------    ------------


INVESTMENT INCOME ALLOCATED FROM PORTFOLIO:
     Interest income.................................      $13,896            $394              $76
     Portfolio expenses..............................         (317)            (11)              (3)
                                                           -------            ----              ---
          NET INVESTMENT INCOME ALLOCATED FROM
            PORTFOLIO................................       13,579             383               73
                                                           -------            ----              ---
FUND EXPENSES:
     Administrative service fees (Note 2):
       Cash Management Class.........................          104               3               --
       Institutional Class...........................           23              --               --
       PlanAhead Class...............................          100               1                1
       Platinum Class................................          120              16               11
     Transfer agent fees:
       Cash Management Class.........................           20               3               --
       Institutional Class...........................            7              --               --
       PlanAhead Class...............................           16              --                3
       Platinum Class................................            1               1                2
     Professional fees...............................           12               3                3
     Registration fees and expenses..................           40              29               15
     Distribution fees -- Platinum Class (Note 2)....           46               6                4
     Service Fees -- PlanAhead Class (Note 2)........          249               3                1
     Other expenses..................................           80               6                3
                                                           -------            ----              ---
          TOTAL FUND EXPENSES........................          818              71               43
                                                           -------            ----              ---
LESS WAIVER AND REIMBURSEMENT OF EXPENSES (NOTE 2)...          157              41               24
                                                           -------            ----              ---
          NET FUND EXPENSES..........................          661              30               19
                                                           -------            ----              ---
NET INVESTMENT INCOME................................       12,918             353               54
                                                           -------            ----              ---
REALIZED GAIN ALLOCATED FROM PORTFOLIO:
     Net realized gain on investments................           --              --               --
                                                           -------            ----              ---
          NET GAIN ON INVESTMENTS....................           --              --               --
                                                           -------            ----              ---
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................      $12,918            $353              $54
                                                           =======            ====              ===




                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

--------------------------------------------------------------------------------




                                                                     U.S. GOVERNMENT                   MUNICIPAL
                                       MONEY MARKET                   MONEY MARKET                   MONEY MARKET
                               ----------------------------   ----------------------------   ----------------------------
                                 SIX MONTHS     YEAR ENDED      SIX MONTHS     YEAR ENDED      SIX MONTHS     YEAR ENDED
                                   ENDED       DECEMBER 31,       ENDED       DECEMBER 31,       ENDED       DECEMBER 31,
                               JUNE 30, 2006       2005       JUNE 30, 2006       2005       JUNE 30, 2006       2005
                               -------------   ------------   -------------   ------------   -------------   ------------
                                (UNAUDITED)                    (UNAUDITED)                    (UNAUDITED)


INCREASE (DECREASE) IN NET
  ASSETS:
OPERATIONS:
     Net investment income...   $    12,918     $    20,577      $    353       $     850       $    54        $     97
     Net realized gain on
       investments...........            --               2            --               1            --              --
                                -----------     -----------      --------       ---------       -------        --------
          NET INCREASE IN NET
            ASSETS RESULTING
            FROM OPERATIONS..        12,918          20,579           353             851            54              97
                                -----------     -----------      --------       ---------       -------        --------

DISTRIBUTIONS TO
  SHAREHOLDERS:
     Net investment income:
       Cash Management
          Class..............        (6,915)        (10,861)         (207)           (619)           --              --
       Institutional Class...        (1,066)         (1,545)           --              --            --              --
       PlanAhead Class.......        (4,238)         (7,158)          (56)           (108)          (13)            (30)
       Platinum Class........          (699)         (1,013)          (90)           (123)          (41)            (67)
     Net realized gain on
       investments:
       Cash Management
          Class..............            --              (1)           --              (1)           --              --
       Institutional Class...            --              --            --              --            --              --
       PlanAhead Class.......            --              (1)           --              --            --              --
       Platinum Class........            --              --            --              --            --              --
                                -----------     -----------      --------       ---------       -------        --------
          DISTRIBUTIONS TO
            SHAREHOLDERS:....       (12,918)        (20,579)         (353)           (851)          (54)            (97)
                                -----------     -----------      --------       ---------       -------        --------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from sales of
       shares................     1,893,383       4,429,630        30,402         144,480        13,056          15,294
     Reinvestment of
       dividends and
       distributions.........        11,409          18,064           109             162            54              97
     Cost of shares
       redeemed..............    (1,713,396)     (4,580,001)      (48,712)       (156,852)       (9,271)        (16,156)
                                -----------     -----------      --------       ---------       -------        --------
          NET INCREASE
            (DECREASE) IN NET
            ASSETS FROM
            CAPITAL SHARE
            TRANSACTIONS.....       191,396        (132,307)      (18,201)        (12,210)        3,839            (765)
                                -----------     -----------      --------       ---------       -------        --------
NET INCREASE (DECREASE) IN
  NET ASSETS.................       191,396        (132,307)      (18,201)        (12,210)        3,839            (765)
NET ASSETS:
     Beginning of period.....       513,822         646,129        28,366          40,576         4,413           5,178
                                -----------     -----------      --------       ---------       -------        --------
     END OF PERIOD...........   $   705,218     $   513,822      $ 10,165       $  28,366       $ 8,252        $  4,413
                                ===========     ===========      ========       =========       =======        ========




                             See accompanying notes

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, no-load, open-end management investment company with separate series. The following series are included in this report:
American Beacon Money Market, American Beacon U.S. Government Money Market and American Beacon Municipal Money Market Funds (each a "Fund" and collectively, the "Funds").

     Each Fund invests all of its investable assets in the corresponding portfolio of the American Beacon Master Trust, an open-end diversified management investment company, as follows:


AMERICAN BEACON:                             INVESTS ASSETS IN            AMERICAN BEACON MASTER TRUST:
----------------                                                          -----------------------------


Money Market Fund                                                 Money Market Portfolio
U.S. Government Money Market Fund                                 U.S. Government Money Market Portfolio
Municipal Money Market Fund                                       Municipal Money Market Portfolio


     Each Fund has the same investment objectives as its corresponding American Beacon Master Trust Portfolio. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding portfolio (7.83%, 4.19% and 23.84% at June 30, 2006 of the American Beacon Master Trust Money Market, U.S. Government Money Market and Municipal Money Market Portfolios, respectively) (each a "Portfolio" and collectively the "Portfolios"). The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

     American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The following is a summary of the significant accounting policies followed by the Funds.

  Class Disclosure

     Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. Please note that not all Funds offer all classes. The following table sets forth the differences amongst the classes:


CLASS                                      OFFERED TO:                         SERVICE AND DISTRIBUTION FEES:
-----                                      -----------                         ------------------------------


CASH MANAGEMENT CLASS   Investors making an initial investment of $10       Administrative Service Fee --  0.07%
                        million for Money Market and $2 million for U.S.
                        Government Money Market, or investors investing
                        through an intermediary
INSTITUTIONAL CLASS     Investors making an initial investment of $2        Administrative Service Fee --  0.10%
                        million
PLANAHEAD CLASS         General public and investors investing through an   Administrative Service Fee --  0.10%
                        intermediary                                        Service Fee --                 0.25%
PLATINUM CLASS          Investors investing through selected financial      Administrative Service Fee --  0.65%
                        institutions (such as banks and broker-dealers)     Distribution Fee --            0.25%


  Valuation of Investments

     The Funds record their investment in the Portfolios at fair value. Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

  Investment Income and Dividends to Shareholders

     Each Fund records its share of net investment income (loss) and realized gain (loss) in the Portfolio each day. All net investment income (loss) and realized gain (loss) of each Portfolio are allocated pro rata among the

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


corresponding Fund and other investors in each Portfolio at the time of such determination. The Funds generally declare dividends daily from net investment income and net short-term capital gain, if any, payable monthly.

     Dividends to shareholders are determined in accordance with federal income tax principles that may treat certain transactions differently than U.S. generally accepted accounting principles.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

  Valuation of Shares

     The price per share is calculated separately for each class of each Fund on each day on which shares are offered for sale and orders accepted or upon receipt of a redemption request. With respect to a class of a Fund, price per share is computed by dividing the value of the class' pro rata allocation of the Fund's investments and other assets, less liabilities, by the number of class shares outstanding.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  TRANSACTIONS WITH AFFILIATES

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement that obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.10% of the average daily net assets of each of the Institutional, PlanAhead and Platinum Classes of the Funds.

     The Trust has adopted an Administrative Services Plan with respect to the Platinum Class of the Funds. As compensation for providing administrative services, the Manager receives an annualized fee of 0.55% of the average daily net assets of the Platinum Class of each Fund.

     A separate Administrative Services Plan has been adopted for the Cash Management Class of the Funds. As compensation for providing administrative services, the Manager receives an annualized fee of 0.07% of the average daily net assets of the Cash Management Class of each Fund.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


  Distribution Plan

     The Trust, except for the Platinum Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the fees received by the Manager to be used for distribution purposes. Under this plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Platinum Class of the Funds. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annualized fee of 0.25% of the average daily net assets of the Platinum class of each Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Agreement

     The Manager and the Trust entered into a Service Agreement which obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% based on the daily net assets of the PlanAhead Class.

  Reimbursement and Waiver of Expenses

     The Manager contractually agreed to reimburse the Cash Management Class of each Fund for other expenses through February 28, 2007 to the extent that total annual fund operating expenses exceed 0.15% and 0.19% for the Money Market and U.S. Government Money Market Funds, respectively.

     The Manager contractually agreed to reimburse the PlanAhead Class of the Municipal Money Market Fund for other expenses through February 28, 2007 to the extent that total annual fund operating expenses exceed 0.99%. In addition, the Manager voluntarily agreed to reimburse the PlanAhead Class of the U.S. Government Money Market Fund for other expenses through February 28, 2007 to the extent that total annual fund operating expenses exceed 0.65%. Beginning June 26, 2006 the Manager voluntarily agreed to reimburse the Institutional Class of the Money Market Fund for other expenses to the extent annualized operating expenses exceed 0.18%.

     The Manager contractually agreed to reimburse the Platinum Class of each Fund for distribution fees and other expenses through February 28, 2007 to the extent that total annual fund operating expenses exceed 0.99%. During the six months ended June 30, 2006, the Manager waived or reimbursed expenses as follows:


FUND                                                                             AMOUNT
----                                                                             ------


Money Market Fund
  Cash Management Class......................................................   $128,082
  Institutional Class........................................................     12,148
  Platinum Class.............................................................     13,295
U.S. Government Money Market Fund
  Cash Management Class......................................................     21,011
  PlanAhead Class............................................................      5,484
  Platinum Class.............................................................     14,552
Municipal Money Market Fund
  PlanAhead Class............................................................      5,584
  Platinum Class.............................................................     18,274


  Expense Reimbursement Plan

     The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek recoupment of fees waived or expenses reimbursed for a period of up to three years. However, recoupment will occur only if the Class'

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


average net assets have grown or expenses have declined sufficiently to allow recoupment without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The following waived fees or reimbursed expenses are subject to potential recovery expiring in:


                                                                        U.S. GOVERNMENT      MUNICIPAL
YEAR                                                    MONEY MARKET      MONEY MARKET     MONEY MARKET
----                                                    ------------    ---------------    ------------


2006.................................................     $ 83,552          $77,375           $18,920
2007.................................................      140,252           38,411            27,596
2008.................................................      293,487           54,846            29,552
2009.................................................      141,377           41,047            23,858


     The Funds have not recorded a liability for this potential reimbursement due to the current assessment that a reimbursement is unlikely.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer plus a fee for each Board meeting attended.

3.  FEDERAL INCOME AND EXCISE TAXES

     It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income tax provision is required.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. Temporary differences are not reflected in the financial records.

     Dividends are determined in accordance with federal income tax regulations which may treat certain transactions differently than United States generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


     The tax character of distributions during the six months ended June 30, 2006 and the year ended December 31, 2005 were as follows (in thousands):


                                                                                                      MUNICIPAL MONEY
                                        MONEY MARKET               U.S. GOVERNMENT MONEY MARKET           MARKET
                              -------------------------------    --------------------------------    ----------------
                              SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED
                                  JUNE 30,       DECEMBER 31,        JUNE 30,        DECEMBER 31,        JUNE 30,
                                    2006             2005              2006              2005              2006
                              ----------------   ------------    ----------------    ------------    ----------------
                                 (UNAUDITED)                        (UNAUDITED)                         (UNAUDITED)


DISTRIBUTIONS PAID FROM:
ORDINARY INCOME:*
     Cash Management Class..       $ 6,915          $10,862            $207              $620               $--
     Institutional Class....         1,066            1,545              --                --                --
     PlanAhead Class........         4,238            7,159              56               108                --
     Platinum Class.........           699            1,013              90               123                --
TAX-EXEMPT INCOME:
     Cash Management Class..                             --                                --                --
     Institutional Class....                             --                                --                --
     PlanAhead Class........                             --                                --                13
     Platinum Class.........                             --                                --                41
                                   -------          -------            ----              ----               ---
          TOTAL
            DISTRIBUTIONS
            PAID............       $12,918          $20,579            $353              $851               $54
                                   -------          -------            ----              ----               ---


                                MUNICIPAL
                              MONEY MARKET
                              ------------
                               YEAR ENDED
                              DECEMBER 31,
                                  2005
                              ------------


DISTRIBUTIONS PAID FROM:
ORDINARY INCOME:*
     Cash Management Class..       $--
     Institutional Class....        --
     PlanAhead Class........        --
     Platinum Class.........        --
TAX-EXEMPT INCOME:
     Cash Management Class..        --
     Institutional Class....        --
     PlanAhead Class........        30
     Platinum Class.........        67
                                   ---
          TOTAL
            DISTRIBUTIONS
            PAID............       $97
                                   ---



--------

 * For tax purposes short-term capital gains distributions are considered ordinary income distributions.

     As of June 30, 2006 the components of taxable distributable earnings were the same as book. The cost basis of investments for federal income tax purposes was also the same as the book basis.

4.  CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each class of the Funds (in thousands). Each share is valued at $1.00:

Six Months Ended June 30, 2006 (Unaudited)


                                                 CASH
MONEY MARKET FUND                          MANAGEMENT CLASS    INSTITUTIONAL CLASS    PLANAHEAD CLASS    PLATINUM CLASS
-----------------                          ----------------    -------------------    ---------------    --------------


Shares sold.............................       1,416,754              132,369              316,744            27,516
Reinvestment of dividends...............           6,351                  693                3,666               699
Shares redeemed.........................      (1,234,580)            (116,589)            (334,029)          (28,198)
                                              ----------             --------             --------           -------
Net increase (decrease) in shares
  outstanding...........................         188,525               16,473              (13,619)               17
                                              ==========             ========             ========           =======

                                                 CASH
U.S. GOVERNMENT MONEY MARKET FUND          MANAGEMENT CLASS                           PLANAHEAD CLASS    PLATINUM CLASS
---------------------------------          ----------------                           ---------------    --------------

Shares sold.............................          16,539                                     4,794             9,069
Reinvestment of dividends...............              --                                        19                90
Shares redeemed.........................         (36,055)                                   (4,600)           (8,057)
                                              ----------                                  --------           -------
Net increase (decrease) in shares
  outstanding...........................         (19,516)                                      213             1,102
                                              ==========                                  ========           =======

MUNICIPAL MONEY MARKET FUND                                                           PLANAHEAD CLASS    PLATINUM CLASS
---------------------------                                                           ---------------    --------------

Shares sold.............................                                                     1,179            11,877
Reinvestment of dividends...............                                                        13                41
Shares redeemed.........................                                                    (1,672)           (7,599)
                                                                                          --------           -------
Net increase (decrease) in shares
  outstanding...........................                                                      (480)            4,319
                                                                                          ========           =======


AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


Year Ended December 31, 2005


                                                 CASH
MONEY MARKET FUND                          MANAGEMENT CLASS    INSTITUTIONAL CLASS    PLANAHEAD CLASS    PLATINUM CLASS
-----------------                          ----------------    -------------------    ---------------    --------------


Shares sold.............................       3,192,463              215,369              962,664            59,134
Reinvestment of dividends...............          10,515                  957                5,579             1,013
Shares redeemed.........................      (3,437,555)            (214,050)            (863,779)          (64,617)
                                              ----------             --------             --------           -------
Net increase (decrease) in shares
  outstanding...........................        (234,577)               2,276              104,464            (4,470)
                                              ==========             ========             ========           =======

                                                 CASH
U.S. GOVERNMENT MONEY MARKET FUND          MANAGEMENT CLASS                           PLANAHEAD CLASS    PLATINUM CLASS
---------------------------------          ----------------                           ---------------    --------------

Shares sold.............................          82,100                                    57,385             4,995
Reinvestment of dividends...............              --                                        39               123
Shares redeemed.........................         (88,173)                                  (60,861)           (7,818)
                                              ----------                                  --------           -------
Net decrease in shares outstanding......          (6,073)                                   (3,437)           (2,700)
                                              ==========                                  ========           =======

MUNICIPAL MONEY MARKET FUND                                                           PLANAHEAD CLASS    PLATINUM CLASS
---------------------------                                                           ---------------    --------------

Shares sold.............................                                                     4,267            11,027
Reinvestment of dividends...............                                                        30                67
Shares redeemed.........................                                                    (4,356)          (11,800)
                                                                                          --------           -------
Net decrease in shares outstanding......                                                       (59)             (706)
                                                                                          ========           =======


(LIGHTHOUSE LOGO)



                      (This page intentionally left blank)

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------




                                                                    CASH MANAGEMENT CLASS
                                       ------------------------------------------------------------------------------
                                        SIX MONTHS                                                         ONE MONTH
                                          ENDED                   YEAR ENDED DECEMBER 31,                    ENDED
                                         JUNE 30,      ---------------------------------------------     DECEMBER 31,
                                           2006          2005         2004         2003        2002         2001(B)
                                       -----------     --------     --------     --------     ------     ------------
                                       (UNAUDITED)



NET ASSET VALUE, BEGINNING OF
  PERIOD.............................    $   1.00      $   1.00     $   1.00     $   1.00     $ 1.00        $  1.00
                                         --------      --------     --------     --------     ------        -------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(A)........        0.02          0.03         0.01         0.01       0.02             --(D)
     Net realized gain on
       investments...................          --(D)         --(D)        --(D)        --(D)      --(D)          --(D)
                                         --------      --------     --------     --------     ------        -------
Total income from investment
  operations.........................        0.02          0.03         0.01         0.01       0.02             --
                                         --------      --------     --------     --------     ------        -------
LESS DISTRIBUTIONS:
     Dividends from net investment
       income........................       (0.02)        (0.03)       (0.01)       (0.01)     (0.02)            --(D)
     Distributions from net realized
       gain on investments...........          --(D)         --(D)        --(D)        --(D)      --(D)          --(D)
                                         --------      --------     --------     --------     ------        -------
Total distributions..................       (0.02)        (0.03)       (0.01)       (0.01)     (0.02)            --
                                         --------      --------     --------     --------     ------        -------
NET ASSET VALUE, END OF PERIOD.......    $   1.00      $   1.00     $   1.00     $   1.00     $ 1.00        $  1.00
                                         ========      ========     ========     ========     ======        =======
TOTAL RETURN.........................       2.32%(C)      3.19%        1.30%        1.08%      1.73%          0.19%(C)
                                         ========      ========     ========     ========     ======        =======
RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (in
       thousands)....................    $388,534      $200,010     $434,587     $117,395     $6,641        $15,006
     Ratios to average net assets
       (annualized)(A):
       Expenses, net of waivers......       0.15%         0.15%        0.15%        0.16%      0.19%          0.19%
       Expenses, before waivers......       0.24%         0.23%        0.23%        0.24%      0.22%          0.19%
       Net investment income, net of
          waivers....................       4.67%         3.08%        1.34%        1.03%      1.73%          1.96%
       Net investment income, before
          waivers....................       4.58%         3.00%        1.26%        0.95%      1.70%          1.96%

                                                                   INSTITUTIONAL CLASS
                                       --------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED                          YEAR ENDED DECEMBER 31,
                                         JUNE 30,      ----------------------------------------------------------
                                           2006          2005        2004        2003         2002         2001
                                       -----------     -------     -------     --------     --------     --------
                                       (UNAUDITED)



NET ASSET VALUE, BEGINNING OF
  PERIOD.............................    $  1.00       $  1.00     $  1.00     $   1.00     $   1.00     $   1.00
                                         -------       -------     -------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(A)........       0.02          0.03        0.01         0.01         0.02         0.04
     Net realized gain on
       investments...................         --(D)         --(D)       --(D)        --(D)        --(D)        --(D)
                                         -------       -------     -------     --------     --------     --------
Total income from investment
  operations.........................       0.02          0.03        0.01         0.01         0.02         0.04
                                         -------       -------     -------     --------     --------     --------
LESS DISTRIBUTIONS:
     Dividends from net investment
       income........................      (0.02)         0.03)      (0.01)       (0.01)       (0.02)       (0.04)
     Distributions from net realized
       gain on investments...........         --(D)         --(D)       --(D)        --(D)        --(D)        --(D)
                                         -------       -------     -------     --------     --------     --------
Total distributions..................      (0.02)        (0.03)      (0.01)       (0.01)       (0.02)       (0.04)
                                         -------       -------     -------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD.......    $  1.00       $  1.00     $  1.00     $   1.00     $   1.00     $   1.00
                                         =======       =======     =======     ========     ========     ========
TOTAL RETURN.........................      2.27%(C)      3.06%       1.20%        0.97%        1.67%        4.15%
                                         =======       =======     =======     ========     ========     ========
RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (in
       thousands)....................    $52,894       $36,421     $34,146     $159,092     $474,922     $805,843
     Ratios to average net assets
       (annualized)(A):
       Expenses, net of waivers......      0.23%         0.28%       0.24%        0.27%        0.24%        0.25%
       Expenses, before waivers......      0.28%         0.28%       0.24%        0.27%        0.24%        0.25%
       Net investment income, net of
          waivers....................      4.59%         3.07%       1.05%        1.00%        1.68%        4.13%
       Net investment income, before
          waivers....................      4.53%         3.07%       1.05%        1.00%        1.68%        4.13%



--------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Money Market Portfolio.

(B) The Money Market Fund commenced sales of a fourth class of shares designated as "Cash Management Class" on December 1, 2001.

(C)   Not annualized.

(D)   Amount is less than $0.01 per share.

--------------------------------------------------------------------------------




                       PLANAHEAD CLASS                                               PLATINUM CLASS
-------------------------------------------------------------  ----------------------------------------------------------

 SIX MONTHS                                                     SIX MONTHS
   ENDED                  YEAR ENDED DECEMBER 31,                 ENDED                YEAR ENDED DECEMBER 31,
  JUNE 30,   ------------------------------------------------    JUNE 30,   ---------------------------------------------
    2006       2005      2004      2003      2002      2001        2006       2005     2004     2003     2002      2001
-----------  --------  --------  --------  --------  --------  -----------  -------  -------  -------  --------  --------
(UNAUDITED)                                                    (UNAUDITED)





  $   1.00   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00    $  1.00    $  1.00  $  1.00  $  1.00  $   1.00  $   1.00
  --------   --------  --------  --------  --------  --------    -------    -------  -------  -------  --------  --------




      0.02       0.03      0.01      0.01      0.01      0.04       0.02       0.02       --(D)    --(D)   0.01      0.03

        --(D)      --(D)     --(D)     --(D)     --(D)     --(D)      --(D)      --(D)    --(D)    --(D)     --(D)     --(D)
  --------   --------  --------  --------  --------  --------    -------    -------  -------  -------  --------  --------


      0.02       0.03      0.01      0.01      0.01      0.04       0.02       0.02       --       --      0.01      0.03
  --------   --------  --------  --------  --------  --------    -------    -------  -------  -------  --------  --------



     (0.02)     (0.03)    (0.01)    (0.01)    (0.01)    (0.04)     (0.02)     (0.02)      --(D)    --(D)  (0.01)    (0.03)


        --(D)      --(D)     --(D)     --(D)     --(D)     --(D)      --(D)      --(D)    --(D)    --(D)     --(D)     --(D)
  --------   --------  --------  --------  --------  --------    -------    -------  -------  -------  --------  --------
     (0.02)     (0.03)    (0.01)    (0.01)    (0.01)    (0.04)     (0.02)     (0.02)      --       --     (0.01)    (0.03)
  --------   --------  --------  --------  --------  --------    -------    -------  -------  -------  --------  --------

  $   1.00   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00    $  1.00    $  1.00  $  1.00  $  1.00  $   1.00  $   1.00
  ========   ========  ========  ========  ========  ========    =======    =======  =======  =======  ========  ========
     2.13%(C)   2.82%     0.93%     0.70%     1.37%     3.83%      1.89%(C)   2.33%    0.46%    0.25%     0.98%     3.45%
  ========   ========  ========  ========  ========  ========    =======    =======  =======  =======  ========  ========




  $223,285   $236,903  $132,438  $126,972  $155,535  $163,825    $40,505    $40,488  $44,958  $48,920  $913,240  $868,395




     0.52%      0.51%     0.51%     0.54%     0.54%     0.55%      0.99%      0.99%    0.99%    0.96%     0.93%     0.93%

     0.52%      0.51%     0.51%     0.54%     0.54%     0.55%      1.06%      1.06%    1.06%    1.09%     0.94%     0.93%


     4.25%      2.83%     0.94%     0.71%     1.36%     3.83%      3.78%      2.27%    0.43%    0.38%     0.97%     3.36%


     4.25%      2.83%     0.94%     0.71%     1.36%     3.83%      3.70%      2.20%    0.36%    0.25%     0.96%     3.36%

AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------




                                                                           CASH MANAGEMENT CLASS
                                                         ---------------------------------------------------------
                                                          SIX MONTHS
                                                            ENDED                YEAR ENDED DECEMBER 31,
                                                           JUNE 30,    -------------------------------------------
                                                             2006        2005     2004     2003     2002   2001(B)
                                                         -----------   -------  -------  -------  -------  -------
                                                         (UNAUDITED)


NET ASSET VALUE, BEGINNING OF PERIOD..................      $ 1.00     $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                                            ------     -------  -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(A).........................        0.02        0.03     0.01     0.01     0.02     0.04
     Net realized gain on investments.................          --(C)       --(C)    --(C)    --(C)    --(C)    --(C)
                                                            ------     -------  -------  -------  -------  -------
Total income from investment operations...............        0.02        0.03     0.01     0.01     0.02     0.04
                                                            ------     -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
     Dividends from net investment income.............       (0.02)      (0.03)   (0.01)   (0.01)   (0.02)   (0.04)
     Distributions from net realized gain on
       investments....................................          --(C)       --(C)    --(C)    --(C)    --(C)    --(C)
                                                            ------     -------  -------  -------  -------  -------
Total distributions...................................       (0.02)      (0.03)   (0.01)   (0.01)   (0.02)   (0.04)
                                                            ------     -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD........................      $ 1.00     $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                                            ======     =======  =======  =======  =======  =======
TOTAL RETURN..........................................       2.28%(D)    3.12%    1.22%    1.04%    1.67%    4.09%
                                                            ======     =======  =======  =======  =======  =======
RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands).........      $3,002     $22,518  $28,591  $22,060  $38,310  $66,302
     Ratios to average net assets (annualized)(A):
       Expenses, net of waivers.......................       0.19%       0.19%    0.19%    0.19%    0.19%    0.25%
       Expenses, before waivers.......................       0.64%       0.38%    0.29%    0.37%    0.23%    0.25%
       Net investment income, net of waivers..........       4.38%       2.99%    1.21%    1.04%    1.69%    3.74%
       Net investment income, before waivers..........       3.93%       2.80%    1.11%    0.86%    1.65%    3.74%



--------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master U.S. Government Money Market Portfolio.

(B) Prior to December 1, 2001, the Cash Management Class of the American Beacon U.S. Government Money Market Fund was known as the Institutional Class of the American Beacon U.S. Government Money Market Fund. The Institutional Class had a higher expense structure than the Cash Management Class.

(C)   Amount is less than $0.01 per share.

(D)   Not annualized.

--------------------------------------------------------------------------------




                    PLANAHEAD CLASS                                           PLATINUM CLASS
-------------------------------------------------------  -------------------------------------------------------
 SIX MONTHS                                               SIX MONTHS
   ENDED               YEAR ENDED DECEMBER 31,              ENDED               YEAR ENDED DECEMBER 31,
  JUNE 30,   ------------------------------------------    JUNE 30,   ------------------------------------------
    2006      2005    2004     2003     2002      2001       2006      2005    2004    2003     2002      2001
-----------  ------  ------  -------  --------  -------  -----------  ------  ------  ------  --------  --------
(UNAUDITED)                                              (unaudited)


   $ 1.00    $ 1.00  $ 1.00  $  1.00  $   1.00  $  1.00     $ 1.00    $ 1.00  $ 1.00  $ 1.00  $   1.00  $   1.00
   ------    ------  ------  -------  --------  -------     ------    ------  ------  ------  --------  --------

     0.02      0.03      --(C)  0.01      0.01     0.04       0.02      0.02      --(C)   --(C)   0.01      0.03
       --(C)     --(C)   --(C)    --(C)     --(C)    --(C)      --(C)     --(C)   --(C)   --(C)     --(C)     --(C)
   ------    ------  ------  -------  --------  -------     ------    ------  ------  ------  --------  --------
     0.02      0.03      --     0.01      0.01     0.04       0.02      0.02      --      --      0.01      0.03
   ------    ------  ------  -------  --------  -------     ------    ------  ------  ------  --------  --------

    (0.02)    (0.03)     --(C) (0.01)    (0.01)   (0.04)     (0.02)    (0.02)     --(C)   --(C)  (0.01)    (0.03)
       --(C)     --(C)   --(C)    --(C)     --(C)    --(C)      --(C)     --(C)   --(C)   --(C)     --(C)     --(C)
   ------    ------  ------  -------  --------  -------     ------    ------  ------  ------  --------  --------
    (0.02)    (0.03)     --    (0.01)    (0.01)   (0.04)     (0.02)    (0.02)     --      --     (0.01)    (0.03)
   ------    ------  ------  -------  --------  -------     ------    ------  ------  ------  --------  --------
   $ 1.00    $ 1.00  $ 1.00  $  1.00  $   1.00  $  1.00     $ 1.00    $ 1.00  $ 1.00  $ 1.00  $   1.00  $   1.00
   ======    ======  ======  =======  ========  =======     ======    ======  ======  ======  ========  ========
    2.05%(D)  2.71%   0.85%    0.61%     1.30%    3.79%      1.88%(D)  2.30%   0.42%   0.24%     0.90%     3.37%
   ======    ======  ======  =======  ========  =======     ======    ======  ======  ======  ========  ========

   $2,146    $1,933  $5,370  $26,785  $175,115  $78,934     $5,017    $3,915  $6,615  $6,752  $119,833  $112,670

    0.65%     0.58%   0.56%    0.58%     0.55%    0.55%      0.99%     0.99%   0.98%   1.00%     0.95%     0.95%
    1.05%     0.61%   0.57%    0.62%     0.55%    0.55%      1.59%     1.25%   1.15%   1.20%     0.98%     0.95%
    4.08%     2.47%   0.68%    0.72%     1.25%    3.59%      3.73%     2.19%   0.40%   0.31%     0.88%     3.20%
    3.69%     2.44%   0.67%    0.68%     1.25%    3.59%      3.12%     1.93%   0.23%   0.11%     0.85%     3.20%

AMERICAN BEACON MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------




                                                 PLANAHEAD CLASS                                  PLATINUM CLASS
                              -----------------------------------------------------  ---------------------------------------
                                SIX MONTHS           YEAR ENDED DECEMBER 31,           SIX MONTHS    YEAR ENDED DECEMBER 31,
                                  ENDED      --------------------------------------      ENDED      ------------------------
                              JUNE 30, 2006   2005    2004    2003    2002    2001   JUNE 30, 2006   2005     2004     2003
                              -------------  ------  ------  ------  ------  ------  -------------  ------  -------  -------
                               (UNAUDITED)                                            (UNAUDITED)


NET ASSET VALUE, BEGINNING
  OF PERIOD................       $ 1.00     $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00      $ 1.00     $ 1.00  $  1.00  $  1.00
                                  ------     ------  ------  ------  ------  ------      ------     ------  -------  -------
     Net investment
       income(A)...........         0.01       0.02      --(B)   --(B) 0.01    0.02        0.01       0.02       --(B)    --(B)
     Less dividends from
       net investment
       income..............        (0.01)     (0.02)     --(B)   --(B)(0.01)  (0.02)      (0.01)     (0.02)      --(B)    --(B)
                                  ------     ------  ------  ------  ------  ------      ------     ------  -------  -------
NET ASSET VALUE, END OF
  PERIOD...................       $ 1.00     $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00      $ 1.00     $ 1.00  $  1.00  $  1.00
                                  ======     ======  ======  ======  ======  ======      ======     ======  =======  =======
TOTAL RETURN...............        1.16%(C)   1.49%   0.31%   0.32%   0.93%   2.25%       1.16%(C)   1.49%    0.31%    0.20%
                                  ======     ======  ======  ======  ======  ======      ======     ======  =======  =======
RATIOS AND SUPPLEMENTAL
  DATA:
     Net assets, end of
       period (in
       thousands):.........       $1,166     $1,647  $1,706  $3,072  $7,346  $3,669      $7,086     $2,766  $ 3,472  $ 3,271
     Ratios to average net
       assets
       (annualized)(A):
       Expenses, net of
          waivers..........        0.99%      0.98%   0.94%   0.81%   0.57%   0.58%       0.99%      0.99%    0.97%    1.01%
       Expenses, before
          waivers..........        1.99%      1.22%   1.04%   0.93%   0.57%   0.58%       2.05%      1.55%    1.58%    1.35%
       Net investment
          income, net of
          waivers..........        2.30%      1.52%   0.24%   0.36%   0.94%   2.30%       2.39%      1.51%    0.29%    0.21%
       Net investment
          income (loss),
          before waivers...        1.29%      1.28%   0.14%   0.24%   0.94%   2.30%       1.32%      0.95%   (0.32%)  (0.13%)

                               PLATINUM CLASS
                              ----------------
                                 YEAR ENDED
                                DECEMBER 31,
                              ----------------
                                2002     2001
                              -------  -------


NET ASSET VALUE, BEGINNING
  OF PERIOD................   $  1.00  $  1.00
                              -------  -------
     Net investment
       income(A)...........        --(B)  0.02
     Less dividends from
       net investment
       income..............        --(B)  0.02
                              -------  -------
NET ASSET VALUE, END OF
  PERIOD...................   $  1.00  $  1.00
                              =======  =======
TOTAL RETURN...............     0.51%    1.82%
                              =======  =======
RATIOS AND SUPPLEMENTAL
  DATA:
     Net assets, end of
       period (in
       thousands):.........   $71,132  $59,427
     Ratios to average net
       assets
       (annualized)(A):
       Expenses, net of
          waivers..........     0.99%    1.00%
       Expenses, before
          waivers..........     1.01%    1.00%
       Net investment
          income, net of
          waivers..........     0.52%    1.87%
       Net investment
          income (loss),
          before waivers...     0.50%    1.87%



--------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Municipal Money Market Portfolio.

(B)   Amount is less than $0.01 per share.

(C)   Not annualized.

AMERICAN BEACON MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
June 30, 2006 (Unaudited)


                                                                                              PAR
                                                                                             AMOUNT            VALUE
                                                                                          ------------     ------------
                                                                                             (DOLLARS IN THOUSANDS)
FUNDING AGREEMENTS - 1.66%
                                                                                                           ------------
  Metropolitan Life Insurance Co., 5.281%, Due 3/1/2007 .............................     $    150,000     $    150,000
                                                                                                           ------------
MEDIUM-TERM NOTES - 33.72%
 ABN Amro Bank NV, 5.222%, Due 5/11/2007 ++ .........................................           18,200           18,214
  American Honda Finance Corp.,
    5.198%, Due 7/11/2006 ++# .......................................................           37,100           37,102
    5.34%, Due 8/15/2006 ++# ........................................................           10,000           10,002
    5.053%, Due 10/10/2006 ++# ......................................................           30,000           30,003
    5.068%, Due 10/18/2006 ++# ......................................................           47,000           47,000
    5.12%, Due 11/7/2006 ++# ........................................................           55,000           55,000
    5.26%, Due 12/12/2006 ++# .......................................................           63,000           62,997
    5.208%, Due 1/16/2007 ++# .......................................................           25,000           25,021
    5.068%, Due 1/26/2007 ++# .......................................................           50,000           49,999
    5.319%, Due 2/20/2007 ++# .......................................................           10,000           10,009
  ASIF Global Financing,
    5.172%, Due 8/11/2006 ++# .......................................................          135,000          135,004
    5.38%, Due 12/11/2006 ++# .......................................................           30,000           30,013
    5.194%, Due 2/23/2007 ++# .......................................................          209,250          209,260
  Bank of America Corp., 5.481%, Due 9/1/2006 ++ ....................................            9,500            9,504
  Bank One Corp., 5.284%, Due 8/11/2006 ++ ..........................................           30,000           30,005
  Citigroup Global Markets Holdings, Inc.,
    5.225%, Due 7/25/2006 ++ ........................................................          129,750          129,763
    5.41%, Due 12/12/2006 ++ ........................................................           28,933           28,950
    5.411%, Due 3/16/2007 ++ ........................................................          149,300          149,405
  Credit Suisse First Boston USA, Inc.,
    5.67%, Due 2/15/2007 ++ .........................................................           21,904           21,974
    5.10%, Due 4/5/2007 ++ ..........................................................          215,443          215,620
  General Electric Capital Corp.,
    5.373%, Due 3/9/2007 ++ .........................................................           32,500           32,530
    5.497%, Due 6/22/2007 ++ ........................................................           68,268           68,334
    5.352%, Due 8/17/2007 ++ ........................................................          180,000          180,000
  Goldman Sachs Group, Inc.,
    5.28%, Due 10/27/2006 ++ ........................................................           50,000           50,028
    5.599%, Due 3/30/2007 ++ ........................................................           34,000           34,026
  HBOS Treasury Services Plc, 5.214%, Due 8/28/2006 ++# .............................           40,000           40,003
  HSBC Finance Corp.,
    5.16%, Due 10/27/2006 ++ ........................................................           40,000           40,008
    5.26%, Due 2/28/2007 ++ .........................................................           23,500           23,510
  JP Morgan Chase & Co., 5.43%, Due 12/12/2006 ++ ...................................           24,500           24,517
  Merrill Lynch & Company, Inc.,
    5.137%, Due 10/19/2006 ++ .......................................................          153,000          153,029
    5.28%, Due 10/27/2006 ++ ........................................................           48,100           48,127
  Metropolitan Life Global Funding I, 5.37%, Due 8/28/2006 ++# ......................           32,620           32,628
  Monumental Global Funding II, 5.49%, Due 12/27/2006 ++# ...........................           40,000           40,005
  Morgan Stanley, 5.226%, Due 11/9/2006 ++ ..........................................           40,000           40,011


                             See accompanying notes

AMERICAN BEACON MONEY MARKET FUND
SCHEDULE OF INVESTMENTS - CONTINUED
June 30, 2006 (Unaudited)


                                                                                              PAR
                                                                                             AMOUNT           VALUE
                                                                                          ------------     ------------
                                                                                             (DOLLARS IN THOUSANDS)
  PACCAR Financial Corp.,
    5.334%, Due 9/20/2006 ++ ........................................................     $     33,000     $     32,995
    5.191%, Due 12/4/2006 ++ ........................................................          125,000          124,973
  Toyota Motor Credit Corp.,
    5.038%, Due 7/14/2006 ++ ........................................................          175,000          175,001
    5.274%, Due 9/15/2006 ++ ........................................................           84,200           84,201
  Wachovia Corp., 5.22%, Due 2/6/2007 ++ ............................................          153,925          154,007
  Wells Fargo & Co.,
    5.419%, Due 9/15/2006 ++ ........................................................           42,975           42,986
    5.509%, Due 3/23/2007 ++ ........................................................          174,100          174,230
    5.189%, Due 7/17/2007 ++# .......................................................          150,000          150,000
                                                                                                           ------------
  TOTAL MEDIUM-TERM NOTES ...........................................................                         3,049,994
                                                                                                           ------------

PROMISSORY NOTES - 3.32%
                                                                                                           ------------
  Goldman Sachs Group, Inc., 5.226%, Due 8/9/2006 ++# ...............................          300,000          300,000
                                                                                                           ------------
CERTIFICATES OF DEPOSIT AND BANK NOTES - 24.55%
  BB&T Corp., 5.038%, Due 1/24/2007 ++ ..............................................          150,000          149,998
  Credit Suisse, 5.28%, Due 6/12/2007 ++ ............................................          150,000          150,000
  Fifth Third Bancorp, 5.06%, Due 8/3/2006 ++ .......................................           35,000           34,999
  HSBC Bank USA, 5.339%, Due 12/14/2006 ++ ..........................................          268,700          268,757
  JP Morgan Chase Bank, NA, 5.095%, Due 1/12/2007 ++ ................................           63,000           63,024
  Royal Bank of Canada,
    5.367%, Due 12/22/2006 ..........................................................           30,000           29,993
    5.065%, Due 1/12/2007 ...........................................................           10,000           10,002
  Royal Bank of Scotland Plc,
    5.269%, Due 11/21/2006 ++# ......................................................          150,000          150,000
    5.218%, Due 11/24/2006 ++# ......................................................           30,200           30,205
    5.499%, Due 3/30/2007 ++# .......................................................          278,000          278,051
  SouthTrust Bank, 5.456%, Due 3/19/2007 ++ .........................................           46,000           46,029
  State Street Bank & Trust Co.,
    5.299%, Due 12/15/2006 ++ .......................................................           16,950           16,949
    5.02%, Due 1/16/2007 ++ .........................................................           59,500           59,505
  SunTrust Banks, Inc., 5.231%, Due 5/17/2007 ++ ....................................          167,000          167,109
  US Bank, NA,
    5.126%, Due 7/28/2006 ++ ........................................................          135,845          135,848
    5.06%, Due 1/25/2007 ++ .........................................................          190,000          190,004
    5.341%, Due 3/16/2007 ++ ........................................................           50,000           50,014
  Wachovia Bank, NA,
    5.221%, Due 12/4/2006 ++ ........................................................           27,000           27,000
    5.459%, Due 3/30/2007 ++ ........................................................          200,000          199,998
  World Savings Bank FSB, 5.291%, Due 6/1/2007 ++ ...................................          162,460          162,571
                                                                                                           ------------
  TOTAL CERTIFICATES OF DEPOSIT AND BANK NOTES ......................................                         2,220,056
                                                                                                           ------------

COMMERCIAL PAPER - 11.36%
  Barclays US Funding LLC, 5.135%, Due 8/22/2006 ....................................          300,000          297,775
  FCAR Owner Trust,
    Series II, 5.30%, Due 8/4/2006 ..................................................          100,000           99,499


                             See accompanying notes

AMERICAN BEACON MONEY MARKET FUND
SCHEDULE OF INVESTMENTS - CONTINUED
June 30, 2006 (Unaudited)


                                                                                              PAR
                                                                                             AMOUNT           VALUE
                                                                                          ------------     ------------
                                                                                              (DOLLARS IN THOUSANDS)
    Series I, 5.31%, Due 8/4/2006 ...................................................     $    250,000     $    248,746
  HSBC Finance Corp., 5.31%, Due 8/4/2006 ...........................................          100,000           99,499
  Long Lane Master Trust IV, 5.32%, Due 7/28/2006 # .................................          200,000          199,202
  Stanfield Victoria,
    5.05%, Due 7/20/2006 # ..........................................................           26,000           25,931
    5.07%, Due 7/31/2006 # ..........................................................           57,000           56,759
                                                                                                           ------------
  TOTAL COMMERCIAL PAPER ............................................................                         1,027,411
                                                                                                           ------------

TIME DEPOSITS - 23.49%
  Allied Irish Banks Plc, 5.28%, Due 7/3/2006 .......................................          400,000          400,000
  BNP Paribas, 5.28%, Due 7/3/2006 ..................................................          425,000          425,000
  Deutsche Bank AG, 5.313%, Due 7/3/2006 ............................................          250,000          250,000
  Fifth Third Bank, 5.25%, Due 7/3/2006 .............................................          200,000          200,000
  Lloyds TSB Bank Plc, 5.31%, Due 7/3/2006 ..........................................          425,000          425,000
  Societe Generale, 5.29%, Due 7/3/2006 .............................................          425,000          425,000
                                                                                                           ------------
  TOTAL TIME DEPOSITS ...............................................................                         2,125,000
                                                                                                           ------------

REPURCHASE AGREEMENTS - 1.56%
                                                                                                           ------------
  Goldman Sachs, 5.28%, Due 7/3/2006 (Collateral held at the Bank of New York for
   Goldman Sachs, FNMA, 5.00% - 7.50%, Due 10/1/2025 - 6/1/2036,
   Total Value - $143,148.) .........................................................          141,015          141,015
                                                                                                           ------------

TOTAL INVESTMENTS - 99.66% (COST $9,013,476) ........................................                      $  9,013,476
OTHER ASSETS, NET OF LIABILITIES - 0.34% ............................................                            31,139
                                                                                                           ------------
TOTAL NET ASSETS - 100.00% ..........................................................                      $  9,044,615
                                                                                                           ============


     Percentages are stated as a percent of net assets.

     Based on cost of investments of $9,013,476 for federal income tax purposes at June 30, 2006, there was no unrealized appreciation or depreciation of investments.

++ The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

# Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,004,194 or 22.16% of net assets.


                             See accompanying notes

AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
June 30, 2006 (Unaudited)


                                                                                              PAR
                                                                                             AMOUNT           VALUE
                                                                                          ------------     ------------
                                                                                              (DOLLARS IN THOUSANDS)
U.S. AGENCY OBLIGATIONS - 12.33%
FEDERAL HOME LOAN BANK - 4.11%
                                                                                                           ------------
    4.86%, Due 4/4/2007 ++ ..........................................................     $     10,000     $      9,997
                                                                                                           ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.11%
                                                                                                           ------------
    5.35%, Due 12/27/2006 ++ ........................................................           10,000            9,997
                                                                                                           ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.11%
                                                                                                           ------------
    5.307%, Due 12/22/2006 ++ .......................................................           10,000            9,997
                                                                                                           ------------
  TOTAL U.S. AGENCY OBLIGATIONS .....................................................                            29,991
                                                                                                           ------------

U.S. TREASURY OBLIGATIONS - 2.93%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.58%
    Discount Note, Due 8/1/2006 .....................................................            2,305            2,295
    Discount Note, Due 8/4/2006 .....................................................            4,000            3,981
                                                                                                           ------------
                                                                                                                  6,276
                                                                                                           ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.35%
                                                                                                           ------------
    Discount Note, Due 10/25/2006 ...................................................              850              836
                                                                                                           ------------
  TOTAL U.S. TREASURY OBLIGATIONS ...................................................                             7,112
                                                                                                           ------------

REPURCHASE AGREEMENTS - 84.69%
  Banc of America Securities, LLC, 5.313%, Due 7/3/2006 (Collateral held at the
   Bank of New York for Banc of America Securities, LLC, FNMA, 5.00%,
   Due 3/1/2035, Total Value - $86,328.) ............................................           85,000           85,000

  Barclays Capital, Inc., 5.25%, Due 7/3/2006 (Collateral held at the Bank of
   New York for Barclays Capital, Incorporated, FHLMC, 5.50%, Due 5/1/2033,
   Total Value - $2,032 and FNMA, 5.00% - 5.385%, Due 4/1/2036 - 5/1/2036,
   Total Value - $48,745.) ..........................................................           50,000           50,000
  Goldman Sachs, 5.28%, Due 7/3/2006 (Collateral held at the Bank of New York for Goldman Sachs, FNMA, 5.00% - 7.50%, Due 11/1/2029 - 9/1/2035,
   Total Value - $72,067.) ..........................................................           70,990           70,990
                                                                                                           ------------
TOTAL REPURCHASE AGREEMENTS .........................................................                           205,990
                                                                                                           ------------
TOTAL INVESTMENTS - 99.95% (COST $243,093) ..........................................                      $    243,093
OTHER ASSETS, NET OF LIABILITIES - 0.05% ............................................                               131
                                                                                                           ------------
TOTAL NET ASSETS - 100.00% ..........................................................                      $    243,224
                                                                                                           ============


     Percentages are stated as a percent of net assets.

     Based on cost of investments of $243,093 for federal income tax purposes at June 30, 2006, there was no unrealized appreciation or depreciation of investments.

++ The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.


                             See accompanying notes

AMERICAN BEACON MUNICIPAL MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
June 30, 2006 (Unaudited)


                                                                                              PAR
                                                                                             AMOUNT           VALUE
                                                                                          ------------     ------------
                                                                                              (DOLLARS IN THOUSANDS)
ALABAMA - 2.89%
                                                                                                           ------------
  Infirmary Health System Special Care Facilities Financial Authority of Mobile
   Revenue Bonds, Series 2006A, 3.97%, Due 2/1/2040, LOC Bank of Nova Scotia ........     $      1,000     $      1,000
                                                                                                           ------------

COLORADO - 9.83%
  Colorado Educational & Cultural Facilities Authority Revenue Bonds, Series
   C-3, 4.03%, Due 1/1/2031, LOC US Bank, NA ........................................              500              500
  Colorado Educational and Cultural Facilities Variable Rate Demand Revenue
   Bonds, Series A7, (National Jewish Federation Bond Program), 4.03%,
   Due 7/1/2029, LOC Bank Of America, NA ............................................            1,000            1,000
  Colorado Health Facilities Authority Revenue Bonds, Series 2002B, 3.92%,
   Due 1/1/2033, LOC US Bank, NA ....................................................              900              900
  University of Colorado Hospital System Revenue Bonds, Series 2004B, 3.97%,
   Due 11/15/2035, LOC Citibank, NA .................................................            1,000            1,000
                                                                                                           ------------
  TOTAL COLORADO ....................................................................                             3,400
                                                                                                           ------------

FLORIDA - 18.60%
  Alachua County, Florida Housing Financial Authority, Multifamily Housing
   Revenue Bonds, Series 2001, (University Cove Apartment Project), 4.01%,
   Due 6/15/2034, LOC Fannie Mae ....................................................            1,830            1,830
  Collier County Health Facilities Authority Revenue Bonds, Series 2003 C,
   4.00%, Due 1/1/2035, LOC JP Morgan Chase .........................................            1,300            1,300
  Florida Gulf Coast University Financing Corp. Revenue Bonds, Series 2003,
   4.01%, Due 12/1/2033, LOC Wachovia Bank, NA ......................................            1,000            1,000
  Orange County Health Facilities Authority, Variable Rate Demand Revenue Bonds,
   Series 1992, (Adventist Health System/Sunbelt, Inc.), 4.05%, Due 11/15/2014,
   LOC Suntrust Bank ................................................................              900              900
  University Athletic Association, Inc. Revenue Bonds, Series 2001 Bonds, 4.05%,
   Due 10/1/2031, LOC Suntrust Bank .................................................            1,405            1,405
                                                                                                           ------------
  TOTAL FLORIDA .....................................................................                             6,435
                                                                                                           ------------

ILLINOIS - 7.49%
  Illinois Finance Authority Variable Rate Revenue Bonds, Series 2005B, 4.03%,
   Due 5/15/2035, LOC JP Morgan Chase ...............................................              790              790
  Village of Richton Park, Illinois-Industrial Development Revenue Bonds,
   Series 1997, (Avatar Corporation Project), 4.07%, Due 4/1/2027, LOC
   Fifth Third Bank .................................................................            1,800            1,800
                                                                                                           ------------
  TOTAL ILLINOIS ....................................................................                             2,590
                                                                                                           ------------

INDIANA - 2.89%
                                                                                                           ------------
  Fort Wayne, Indiana Industrial Economic Development Revenue Bonds,
   Series 1989, (ND-Tech Corporation Project), 4.08%, Due 7/1/2009, LOC
   Comerica Bank ....................................................................            1,000            1,000
                                                                                                           ------------

KENTUCKY - 6.64%
  Breckinridge County, Kentucky Lease Program Revenue Bonds, Series A, 4.03%,
   Due 2/1/2032, LOC US Bank, NA ....................................................            1,196            1,196
  Carroll County, Kentucky Solid Waste Disposal Revenue Bonds, Series 2001,
   (North American Stainless, L.P.), 3.99%, Due 5/1/2031, LOC Fifth Third Bank ......            1,100            1,100
                                                                                                           ------------
TOTAL KENTUCKY ......................................................................                             2,296
                                                                                                           ------------

MARYLAND - 4.86%
                                                                                                           ------------
  Montgomery County, Maryland Variable Rate Housing Revenue Bonds, Series 1997,
   Issue I (The Grand), 4.02%, Due 6/1/2030, LOC Federal National
   Mortgage Association .............................................................            1,680            1,680
                                                                                                           ------------


                             See accompanying notes

AMERICAN BEACON MUNICIPAL MONEY MARKET FUND
SCHEDULE OF INVESTMENTS - CONTINUED
June 30, 2006 (Unaudited)


                                                                                              PAR
                                                                                             AMOUNT           VALUE
                                                                                          ------------     ------------
                                                                                              (DOLLARS IN THOUSANDS)
MICHIGAN - 5.13%
                                                                                                           ------------
  Michigan State Housing Development Authority, Variable Rate Limited Obligation
   Multifamily Housing Revenue Refunding Bonds, 4.03%, Due 6/1/2018, LOC
   Bank of New York .................................................................     $      1,775     $      1,775
                                                                                                           ------------

NEVADA - 2.89%
                                                                                                           ------------
  Nevada Housing Division-Variable Rate Demand Multi-Unit Housing Revenue Bonds,
   Series 2004, (Sundance Village Apartments), 4.03%, Due 10/1/2035,
   LOC Citibank, NA .................................................................            1,000            1,000
                                                                                                           ------------

NEW MEXICO - 4.34%
                                                                                                           ------------
  City of Farmington Pollution Control Revenue Bonds, Series 1994B, (Arizona
   Public Service Company), 3.99%, Due 9/1/2024, LOC Barclays Bank PLC ..............            1,500            1,500
                                                                                                           ------------

NEW YORK - 9.83%
  Dutchess County Industrial Development Agency Variable Rate Demand Civic
   Facility Revenue Bonds, Series 2002, 3.98%, Due 10/1/2032, LOC Allied
   Irish Bank, PLC ..................................................................            1,000            1,000
  New York City Housing Development Corporation, Multi-Family Mortgage Revenue
   Bonds, Series 2002A, (First Avenue Development), 4.00%, Due 10/15/2035, LOC
   Fannie Mae .......................................................................              800              800
  New York State Housing Finance Agency, 66 West 38th Street Housing Revenue
   Bonds, Series 2000A, 4.00%, Due 5/15/2033, LOC Fannie Mae ........................            1,600            1,600
                                                                                                           ------------
  TOTAL NEW YORK ....................................................................                             3,400
                                                                                                           ------------

OHIO - 4.91%
                                                                                                           ------------
  Ohio Water Development Authority, Environmental Improvement Revenue Bonds,
   Series 2000B, (Waste Management, Incorporated Project), 4.06%, Due 7/1/2020,
   LOC Fleet National Bank ..........................................................            1,700            1,700
                                                                                                           ------------

PENNSYLVANIA - 6.65%
  Delaware County Pennsylvania Pollution Control, Series 1999A, 4.05%,
   Due 4/1/2021, LOC Wachovia Bank, NA ..............................................              800              800
  Indiana County Industrial Development Authority Refunding Bonds, Series 2003A
   (Exelon Generation), 4.07%, Due 6/1/2027, LOC BNP Paribas ........................            1,500            1,500
                                                                                                           ------------
  TOTAL PENNSYLVANIA ................................................................                             2,300
                                                                                                           ------------

TEXAS - 3.47%
                                                                                                           ------------
  City of Midlothian, Texas Industrial Development Corporation, Environmental
   Facilities Revenue Bonds, Series 1999, (Holnam Texas Limited Partnership
   Project), 4.05%, Due 9/1/2031, LOC Bank One ......................................            1,200            1,200
                                                                                                           ------------

UTAH - 3.32%
                                                                                                           ------------
  Morgan County UT Solid Waste Disposal Revenue Bonds, Series 1996,
   (Holman, Inc. Project), 4.03%, Due 8/1/2031, LOC Wachovia Bank, NA ...............            1,150            1,150
                                                                                                           ------------

WYOMING - 4.34%
                                                                                                           ------------
  Sweetwater County, Wyoming Pollution Control Revenue Refunding Bonds,
   Series 1990A, (Pacificorp Project), 3.97%, Due 7/1/2015,
   LOC Barclays Bank PLC ............................................................            1,500            1,500
                                                                                                           ------------


                                                                                             SHARES
                                                                                          ------------
SHORT TERM INVESTMENTS - 1.67%
  BlackRock Provident MuniCash Fund .................................................           32,554               33


                             See accompanying notes

AMERICAN BEACON MUNICIPAL MONEY MARKET FUND
SCHEDULE OF INVESTMENTS - CONTINUED
June 30, 2006 (Unaudited)


                                                                                             SHARES           VALUE
                                                                                          ------------     ------------
                                                                                              (DOLLARS IN THOUSANDS)
  Federated Municipal Obligations Fund,
                                                                                                           ------------
  TOTAL SHORT TERM INVESTMENTS                                                                                      585
                                                                                                           ------------

TOTAL INVESTMENTS - 99.75% (COST $34,511)                                                                  $     34,511
OTHER ASSETS, NET OF LIABILITIES - 0.25%                                                                             86
                                                                                                           ------------
TOTAL NET ASSETS - 100.00%                                                                                 $     34,597
                                                                                                           ============


     Percentages are stated as a percent of net assets.

     For municipal obligations, rates associated with money market securities represent yield to maturity or yield to next reset date.

     Based on cost of investments of $34,511 for federal income tax purposes at June 30, 2006, there was no unrealized appreciation or depreciation of investments.


                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2006 (UNAUDITED) (IN THOUSANDS)

--------------------------------------------------------------------------------




                                                                        U.S. GOVERNMENT      MUNICIPAL
                                                        MONEY MARKET      MONEY MARKET     MONEY MARKET
                                                        ------------    ---------------    ------------


ASSETS:
     Investments in securities at value (cost -
       $8,872,461, $37,103 and $34,511,
       respectively).................................    $8,872,461         $ 37,103          $34,511
     Repurchase agreements (cost - $141,015, $205,990
       and $0 respectively)                                 141,015          205,990               --
     Dividends and interest receivable...............        31,847              168               99
     Prepaid expenses................................           105                2               --
                                                         ----------         --------          -------
          TOTAL ASSETS...............................     9,045,428          243,263           34,610
                                                         ----------         --------          -------
LIABILITIES:
     Management and investment advisory fees payable
       (Note 2)......................................           760               24                3
     Other liabilities...............................            53               15               10
                                                         ----------         --------          -------
          TOTAL LIABILITIES..........................           813               39               13
                                                         ----------         --------          -------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS..........................................    $9,044,615         $243,224          $34,597
                                                         ==========         ========          =======




                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) (IN THOUSANDS)

--------------------------------------------------------------------------------




                                                                        U.S. GOVERNMENT      MUNICIPAL
                                                        MONEY MARKET      MONEY MARKET     MONEY MARKET
                                                        ------------    ---------------    ------------


INVESTMENT INCOME:
     Interest income.................................     $204,069           $6,635            $516
                                                          --------           ------            ----
          TOTAL INVESTMENT INCOME....................      204,069            6,635             516
                                                          --------           ------            ----
EXPENSES:
     Management and investment advisory fees (Note
       2)............................................        4,274              140              15
     Custodian fees..................................          191                6               1
     Professional fees...............................           47                8               6
     Other expenses..................................          161               18               1
                                                          --------           ------            ----
          TOTAL EXPENSES.............................        4,673              172              23
                                                          --------           ------            ----
NET INVESTMENT INCOME................................      199,396            6,463             493
                                                          --------           ------            ----
REALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments................            3                1              --
                                                          --------           ------            ----
          NET GAIN ON INVESTMENTS....................            3                1              --
                                                          --------           ------            ----
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................     $199,399           $6,464            $493
                                                          ========           ======            ====




                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

--------------------------------------------------------------------------------




                                                                         U.S. GOVERNMENT
                                          MONEY MARKET                    MONEY MARKET               MUNICIPAL MONEY MARKET
                                 ------------------------------  ------------------------------  ------------------------------
                                 SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED
                                     JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                       2006            2005            2006            2005            2006            2005
                                 ----------------  ------------  ----------------  ------------  ----------------  ------------
                                    (UNAUDITED)                     (UNAUDITED)                     (UNAUDITED)


INCREASE (DECREASE) IN NET
  ASSETS:
OPERATIONS:
     Net investment income.....    $    199,396    $    218,128     $     6,463     $     7,700      $    493        $    837
     Net realized gain on
       investments.............               3              18               1               6            --              --
                                   ------------    ------------     -----------     -----------      --------        --------
          TOTAL INCREASE IN NET
            ASSETS RESULTING
            FROM OPERATIONS....         199,399         218,146           6,464           7,706           493             837
                                   ------------    ------------     -----------     -----------      --------        --------
TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS:
     Contributions.............      55,472,099      98,275,830       1,322,006       1,782,252        24,379          56,703
     Withdrawals...............     (53,412,924)    (97,114,356)     (1,324,806)     (1,799,917)      (20,771)        (62,338)
                                   ------------    ------------     -----------     -----------      --------        --------
          NET INCREASE
            (DECREASE) IN NET
            ASSETS RESULTING
            FROM TRANSACTIONS
            IN INVESTORS'
            BENEFICIAL
            INTERESTS..........       2,059,175       1,161,474          (2,800)        (17,665)        3,608          (5,635)
                                   ------------    ------------     -----------     -----------      --------        --------
          NET INCREASE
            (DECREASE) IN NET
            ASSETS.............       2,258,574       1,379,620           3,664          (9,959)        4,101          (4,798)
                                   ------------    ------------     -----------     -----------      --------        --------
NET ASSETS:
     Beginning of period.......       6,786,041       5,406,421         239,560         249,519        30,496          35,294
                                   ------------    ------------     -----------     -----------      --------        --------
     END OF PERIOD.............    $  9,044,615    $  6,786,041     $   243,224     $   239,560      $ 34,597        $ 30,496
                                   ============    ============     ===========     ===========      ========        ========




                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------




                                                                                MONEY MARKET
                                                        -----------------------------------------------------------
                                                          SIX MONTHS
                                                        ENDED JUNE 30,             YEAR ENDED DECEMBER 31,
                                                        --------------    -----------------------------------------
                                                             2006          2005     2004     2003     2002     2001
                                                        --------------    -----    -----    -----    -----    -----
                                                          (UNAUDITED)


Total return.........................................        2.34%(A)     3.25%    1.34%    1.13%    1.81%    4.30%
Ratios to average net assets (annualized):
     Expenses........................................        0.11%        0.11%    0.11%    0.11%    0.11%    0.11%
     Net investment income...........................        4.66%        3.20%    1.30%    1.14%    1.81%    3.95%





                                                                        U.S. GOVERNMENT MONEY MARKET
                                                        -----------------------------------------------------------
                                                          SIX MONTHS
                                                        ENDED JUNE 30,             YEAR ENDED DECEMBER 31,
                                                        --------------    -----------------------------------------
                                                             2006          2005     2004     2003     2002     2001
                                                        --------------    -----    -----    -----    -----    -----
                                                          (UNAUDITED)


Total return.........................................        2.32%(A)     3.19%    1.30%    1.11%    1.74%    4.24%
Ratios to average net assets (annualized):
     Expenses........................................        0.12%        0.12%    0.11%    0.12%    0.12%    0.11%
     Net investment income...........................        4.61%        3.15%    1.30%    1.13%    1.71%    3.99%




                                                                           MUNICIPAL MONEY MARKET
                                                        -----------------------------------------------------------
                                                          SIX MONTHS
                                                        ENDED JUNE 30,             YEAR ENDED DECEMBER 31,
                                                        --------------    -----------------------------------------
                                                             2006          2005     2004     2003     2002     2001
                                                        --------------    -----    -----    -----    -----    -----
                                                          (UNAUDITED)


Total return.........................................        1.58%(A)     2.38%    1.18%    1.08%    1.39%    2.71%
Ratios to average net assets (annualized):
     Expenses........................................        0.15%        0.11%    0.11%    0.12%    0.12%    0.13%
     Net investment income...........................        3.18%        2.35%    1.14%    1.05%    1.39%    2.71%


--------

(A)   Not annualized.

AMERICAN BEACON MASTER TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Master Trust (the "Trust"), formerly known as AMR Investment Services Trust, is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company that was organized as a trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of November 1, 2004. Prior to November 1, 2004, the Trust was organized as a trust under the laws of the State of New York. Beneficial interests in the Trust are divided into separate series, each having distinct investment objectives and policies. These financial statements relate to the American Beacon Master Money Market Portfolio, American Beacon Master U.S. Government Money Market Portfolio and American Beacon Master Municipal Money Market Portfolio (each a "Portfolio" and collectively the "Portfolios"). The objective of each Portfolio is current income, liquidity and the maintenance of a stable price of $1.00 per share. The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

     American Beacon Advisors, Inc. (the "Manager"), formerly known as AMR Investment Services, Inc., is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolios.

  Security Valuation

     Securities of the Portfolios are valued at amortized cost, which approximates fair value. In the event that a deviation of 1/2 of 1% or more exists between the $1.00 per share price of the Portfolios, calculated at amortized cost, and the price per share calculated by reference to market quotations, or if there is any other deviation that the Trust's Board of Trustees (the "Board") believes would result in a material dilution to shareholders or purchasers, the Board will promptly consider the appropriate action that should be initiated.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Federal Income and Excise Taxes

     The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in a Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

  Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Portfolio from a securities dealer or a bank that are subject to resale at a later date. Repurchase agreements are fully collateralized by U.S. Treasury or U.S. Government agency securities and are valued at cost, which approximates market value. All collateral is held at the Portfolio's custodian bank, State Street Bank and Trust Company, or at subcustodian banks. The collateral is monitored daily by the Manager so that the collateral's market value exceeds the carrying value of the repurchase agreement plus accrued interest.

AMERICAN BEACON MASTER TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------


  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. The Manager serves as the sole investment advisor to each of the Portfolios. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolios 0.10% of the average daily net assets of each of the Portfolios.

  Interfund Lending Program

     Pursuant to an exemptive order by the Securities and Exchange Commission, the Portfolios, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Money Market Portfolio to lend money to other participating series managed by the Manager. For the six months ended June 30, 2006, the Money Market Portfolio earned $79 under the credit facility. This amount is included in interest income on the financial statements.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free air transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan as a retiree of American, already receives flight benefits. Mr. O'Sullivan receives an annual retainer plus a fee for each Board meeting attended.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENTS OF THE FUNDS AND THE PORTFOLIOS
(UNAUDITED)
--------------------------------------------------------------------------------


     At its February 17, 2006 meeting, the Board of Trustees (the "Board") considered the renewal of the existing Management Agreements (the "Agreements") between the Manager and the American Beacon Funds, on behalf of the American Beacon Money Market Fund, American Beacon Municipal Money Market Fund, and the American Beacon U.S. Government Money Market Fund (collectively, the "Funds"), and between the Manager and the American Beacon Master Trust, on behalf of the American Beacon Master Money Market Portfolio, American Beacon Master Municipal Money Market Portfolio, and the American Beacon Master U.S. Government Money Market Portfolio (collectively, the "Portfolios"). The term "Funds" is used throughout this section to refer to both the Funds and the Portfolios. In preparation for the Board's consideration to renew the Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager. In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held separate meetings on December 8, 2005, February 8, 2006 and February 17, 2006 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

     The Board considered, among other materials, responses by the Manager to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

     - a copy of the Manager's most recent audited or unaudited financial statements as well as Parts I and II of its Form ADV;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the Manager or its personnel, including the results of any recent regulatory examination or independent audit;

     - a cost/profitability analysis of the Manager and any actual or anticipated economies of scale in relation to the services it provides to the Funds, if available;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of any other benefits to the Manager or Funds as a result of their relationship, if any;

     - confirmation that the Manager's financial condition does not raise concerns that it would be unable to continue providing the same scope and quality of services to the Funds;

     - a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies;

     - a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the Manager's participation in "soft dollar" arrangements, if any;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a description of trade allocation procedures among accounts managed by the firm;

     - a summary of any material changes to the Manager's compliance program with regard to federal, state, corporate and Fund requirements;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENTS OF THE FUNDS AND THE PORTFOLIOS -- CONTINUED
(UNAUDITED)
--------------------------------------------------------------------------------


     - a discussion of any material compliance problems and remedial actions;

     - information regarding the Manager's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     - a description of the Manager's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the Manager's controlling persons;

     - verification of the Manager's insurance coverage with regards to the services provided to the Funds;

     - a comparison of the performance of each Fund to appropriate indices, including comments on the relative performance of each Fund versus comparable indices;

     - a discussion, if applicable, of any underperformance by a Fund relative to its peer group;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of the portfolio turnover rate and average execution costs for each Fund;

     - a discussion of whether the Manager receives, with respect to trade execution for the Funds, other special compensation, including any payment for order flow; and

     - a description of how expenses that are not readily identifiable to a particular Fund are allocated.

     The Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds, and (iii) each Fund's investment advisory fees versus comparable mutual funds. For each Fund, the class used for comparative purposes was the class with the longest performance history, which in most cases is the Institutional Class. References below to each Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

     The Trustees also received a memorandum from their legal counsel detailing the Board's responsibilities pertaining to the renewal of the Agreements. This memorandum explained the regulatory requirements surrounding the Board's process for evaluating investment advisors and the terms of the contracts.

     Provided below is an overview of the primary factors the Board considered at its February 2006 meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Agreements, and each Trustee may have afforded different weight to the various factors.

CONSIDERATIONS WITH RESPECT TO ALL FUNDS

     In determining whether to approve the continuance of the Agreements, the Board considered the best interests of each Fund separately. In addition, while the Agreements for all of the Funds were considered at the same Board meeting, the Board considered each Fund's investment management relationship separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund; (3) the Manager's cost for providing the services and the profitability of the advisory business to the Manager; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENTS OF THE FUNDS AND THE PORTFOLIOS -- CONTINUED
(UNAUDITED)
--------------------------------------------------------------------------------


  Nature, Extent and Quality of Services

     With respect to the renewal of the Agreements, the Board considered: the Manager's ability to retain key investment personnel and to provide consistent performance and an active client service program; the Manager's goal to provide consistent above average long-term performance at low cost; the continuing efforts by the Manager to add new Funds so as to enhance the Trusts' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; and the addition of personnel to manage the Funds, promote sales and improve services. Based on this information, the Board concluded that the nature, extent and quality of the management services provided by the Manager were appropriate for each Fund and, thus, supported a decision to renew the Agreements.

  Investment Performance

     The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund's investment performance relative to its benchmark index(es) and peer group. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. Discussions regarding the Board's considerations with respect to each Fund's performance are below under "Additional Considerations and Conclusions with Respect to each Fund."

  Cost of Services and Profits Realized

     In analyzing the cost of services and profitability of the Manager in connection with its investment advisory services to a Fund, the Board considered the Manager's operations and low cost structure. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. Discussions regarding the Board's considerations with respect to each Fund's fee rates are set forth below under "Additional Considerations and Conclusions with Respect to each Fund."

  Economies of Scale

     In considering the reasonableness of the management fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. With respect to the management fee, the Board acknowledged the Manager's low cost structure and the increasing costs of personnel, technology and operations. Based on these considerations, the Board concluded that the Funds' fee structures are reasonably designed to pass on economies of scale to Fund shareholders.

  Benefits to be Derived from the Relationship with the Funds

     The Board considered the "fall-out" or ancillary benefits that accrue to the Manager as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager's investment process and expanding the level of assets under management by the Manager. After consideration of this information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationships with the Funds appear to be fair and reasonable.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO EACH FUND

     The Board considered the relative performance of each Fund versus the respective Lipper Average, which includes all comparable funds in the Lipper category, and the Lipper Index, which includes up to the 30 largest funds in the respective Lipper category where the Fund is classified by Lipper.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENTS OF THE FUNDS AND THE PORTFOLIOS -- CONTINUED
(UNAUDITED)
--------------------------------------------------------------------------------


  Additional Considerations and Conclusions with Respect to the Money Market
  Fund

     In considering the renewal of the Agreements with the Fund, the Board considered performance data for various periods ended December 31, 2005. In this regard, they considered that: (1) the Institutional Class total return performance was in the 2nd quintile for all relevant periods compared to the returns of a peer group of mutual funds identified by Lipper as having an investment objective similar to the Fund ("Lipper Universe"), and (2) the Institutional Class outperformed the Lipper Institutional Money Market Average for all relevant periods and underperformed the Lipper Institutional Money Market Index for all relevant periods except the ten-year period.

     In addition, the Board considered the fees payable under the Agreements. In this regard, they considered that: (1) the Institutional Class total expenses were in the 2nd quintile and actual management fees (including administrative fees) were in the 4th quintile compared to the expenses and fees of a peer group of similar funds classified by Lipper ("Fee Universe") where the 1st quintile represents the lowest fees or expenses among the group; (2) the Manager's explanation that fee schedule "breakpoints" were not warranted due to, among other factors, the low, base management fee (excluding administrative fees) charged to the Fund; and (3) the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain a competitive total expense ratio for the Institutional, Cash Management, and Platinum Classes of the Fund.

     Based on these considerations and those noted above with respect to all Funds, the Board: (1) concluded that the fees paid to the Manager under the Agreements are fair and reasonable; (2) concluded that the profits to the Manager are reasonable in light of the quality of services provided to the Fund, including direct management of the Fund's assets; (3) determined that the Fund and its shareholders would benefit from the Manager's continued management of the Fund; and (4) approved the renewal of the Agreements with respect to the Fund.

  Additional Considerations and Conclusions with Respect to the Municipal Money Market Fund

     In considering the renewal of the Agreements with the Fund, the Board considered performance data for various periods ended December 31, 2005. In this regard, they considered that: (1) the PlanAhead Class total return performance was in the 5th quintile for all relevant periods except the five-and ten-year periods in which case its performance was in the 4th and 3rd quintile, respectively, compared to the Lipper Universe; (2) the PlanAhead Class underperformed the Lipper Tax Exempt Money Market Average and the Lipper Tax Exempt Money Market Index for all relevant periods; and (3) the Manager's explanation that the PlanAhead Class has a relatively low level of assets, which resulted in a higher expense ratio and a negative impact on performance during the more recent periods.

     In addition, the Board considered the fees payable under the Agreements. In this regard, they considered that: (1) the PlanAhead Class total expenses were in the 5th quintile and actual management fees (including administrative fees) were in the 1st quintile compared to the Fee Universe where the 1st quintile represents the lowest fees or expenses among the group; (2) the Manager's explanation that fee schedule "breakpoints" were not warranted due to, among other factors, the low, base management fee charged to the Fund; (3) the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain a competitive total expense ratio for the PlanAhead and Platinum Classes of the Fund; and (4) the Manager's profitability analysis indicated that it incurred a loss on the services it provided to the Fund.

     Based on these considerations and those noted above with respect to all Funds, the Board: (1) concluded that the fees paid to the Manager under the Agreements are fair and reasonable; (2) concluded that the profits to the Manager are reasonable in light of the quality of services provided to the Fund, including direct management of the Fund's assets; (3) determined that the Fund and its shareholders would benefit from the Manager's continued management of the Fund; and (4) approved the renewal of the Agreements with respect to the Fund.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENTS OF THE FUNDS AND THE PORTFOLIOS -- CONTINUED
(UNAUDITED)
--------------------------------------------------------------------------------


  Additional Considerations and Conclusions with Respect to the U.S. Government Money Market Fund

     In considering the renewal of the Agreements with the Fund, the Board considered performance data for various periods ended December 31, 2005. In this regard, they considered that: (1) the Cash Management Class total return performance was in the 1st quintile for all relevant periods compared to the Lipper Universe, and (2) the Cash Management Class outperformed the Lipper Institutional U.S. Government Money Market Average and the Lipper Institutional U.S. Government Money Market Index for all relevant periods.

     In addition, the Board considered the fees payable under the Agreements. In this regard, they considered that: (1) the Cash Management Class actual management fees (including administrative fees) and total expenses were in the 1st quintile compared to the Fee Universe where the 1st quintile represents the lowest fees or expenses among the group; (2) the Manager's explanation that fee schedule "breakpoints" were not warranted due to, among other factors, the low, base management fee charged to the Fund; (3) the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain a competitive total expense ratio for the Cash Management, Platinum, and PlanAhead Classes of the Fund; and (4) the Manager's profitability analysis indicated that it incurred a loss on the services it provided to the Fund.

     Based on these considerations and those noted above with respect to all Funds, the Board: (1) concluded that the fees paid to the Manager under the Agreements are fair and reasonable; (2) concluded that the profits to the Manager are reasonable in light of the quality of services provided to the Fund, including direct management of the Fund's assets; (3) determined that the Fund and its shareholders would benefit from the Manager's continued management of the Fund; and (4) approved the renewal of the Agreements with respect to the Fund.

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                                       43

(LIGHTHOUSE LOGO)



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                                       44

(LIGHTHOUSE LOGO)



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                                       45

                          (AMERICAN BEACON FUNDS LOGO)

--------------------------------------------------------------------------------

DELIVERY OF DOCUMENTS
To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.
If you invest in the Funds through a financial institution, you may be able to receive the Funds' regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:




               (KEYBOARD GRAPHIC)                                  (MOUSE GRAPHIC)

                   BY E-MAIL:                                     ON THE INTERNET:

       American-Beacon.Funds@ambeacon.com                       Visit our website at
                                                             www.americanbeaconfunds.com





-------------------------------------------------------------------------------




               (TELEPHONE GRAPHIC)                                (MAILBOX GRAPHIC)

                  BY TELEPHONE:                                       BY MAIL:







    Cash Management Class          PlanAhead Class(R)           Cash Management Class          PlanAhead Class(R)
     Institutional Class           ------------------            Institutional Class           ------------------
     -------------------           Call (800) 388-3344           Platinum Class(SM)           American Beacon Funds
     Call (800) 658-5811                                         ------------------              P.O. Box 219643
     Platinum Class(SM)                                         American Beacon Funds      Kansas City, MO 64121-9643
     ------------------                                      4151 Amon Carter Blvd., MD
     Call (800) 967-9009                                                2450
                                                                Fort Worth, TX 76155



-------------------------------------------------------------------------------





 AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES    Availability of Proxy Voting Policy and
                                                                      Records

In addition to the Schedule of Investments        A description of the policies and procedures
provided in each semi-annual and annual           that the Funds use to determine how to vote
report, each Fund files a complete schedule of    proxies relating to portfolio securities is
its portfolio holdings with the Securities and    available in each Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of     Additional Information, which may be obtained
the first and third fiscal quarters. The          free of charge by calling 1-800-967-9009 or by
Funds' Forms N-Q are available on the SEC's       accessing the SEC's website at www.sec.gov.
website at www.sec.gov. The Forms N-Q may also    Each Fund's proxy voting record for the most
be reviewed and copied at the SEC's Public        recent year ended June 30 is filed annually
Reference Room, 450 Fifth Street, NW,             with the SEC on Form N-PX. The Funds' Forms N-
Washington, DC 20549. Information regarding       PX are available on the SEC's website at
the operation of the SEC's Public Reference       www.sec.gov. Each Fund's proxy voting record
Room may be obtained by calling 1-800-SEC-        may also be obtained by calling 1-800-967-
0330. A complete schedule of each Fund's          9009.
portfolio holdings is also available on the
Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of
each fiscal quarter.



FUND SERVICE PROVIDERS:





  CUSTODIAN                   TRANSFER AGENT                INDEPENDENT REGISTERED  DISTRIBUTOR
  STATE STREET BANK AND       BOSTON FINANCIAL DATA         PUBLIC ACCOUNTING FIRM  FORESIDE FUND SERVICES
  TRUST                       SERVICES                      ERNST & YOUNG LLP       Portland, Maine
  Boston, Massachusetts       Kansas City, Missouri         Chicago, Illinois



This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------
American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. PlanAhead Class is a registered service mark of American Beacon Advisors, Inc. Platinum Class, American Beacon Money Market Fund, American Beacon U.S. Government Money Market Fund, and American Beacon Municipal Money Market Fund are service marks of American Beacon Advisors, Inc.
                                                                       SAR 06/06
                                                                         537882

ITEM 2. CODE OF ETHICS.
The Trust did not amend the code of ethics that applies to its principal executive and financial officers (the "Code") nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1. The shareholder report for the Small Cap Index Fund and the International Equity Index
Fund presented in Item 1 includes a summary schedule of investments for the Master International Index Series and the Master Small Cap Index Series, both of which are series of the Master Quantitative Series Trust. A complete schedule of investments for each of these two series follows.

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
Australia - 4.7%  Airlines - 0.0%                               32,501   Qantas Airways Ltd.                         $       71,474
                  -----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.1%                              40,082   Coca-Cola Amatil Ltd.                              211,132
                                                                80,782   Foster's Group Ltd.                                328,292
                                                                   732   Lion Nathan Ltd.                                     4,242
                                                                                                                     --------------
                                                                                                                            543,666
                  -----------------------------------------------------------------------------------------------------------------
                  Biotechnology - 0.1%                          10,984   CSL Ltd.                                           438,629
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.1%                        13,704   Macquarie Bank Ltd.                                702,513
                                                                    88   Perpetual Trustees Australia Ltd.                    4,783
                                                                                                                     --------------
                                                                                                                            707,296
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.0%                              14,011   Orica Ltd.                                         248,681
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 1.3%                       96,429   Australia & New Zealand Banking Group Ltd.       1,904,953
                                                                62,940   Commonwealth Bank of Australia                   2,076,661
                                                                85,085   National Australia Bank Ltd.                     2,222,588
                                                                94,185   Westpac Banking Corp.                            1,629,007
                                                                                                                     --------------
                                                                                                                          7,833,209
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.1%         58,017   Brambles Industries Ltd.                           474,139
                                                                   364   Downer EDI Ltd.                                      2,012
                                                                                                                     --------------
                                                                                                                            476,151
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%              7,102   Leighton Holdings Ltd.                              91,546
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.1%                 19,485   Boral Ltd.                                         117,837
                                                                 4,886   James Hardie Industries NV                          27,951
                                                                44,233   Rinker Group Ltd.                                  538,621
                                                                                                                     --------------
                                                                                                                            684,409
                  -----------------------------------------------------------------------------------------------------------------
                  Containers & Packaging - 0.0%                 39,761   Amcor Ltd.                                         197,329
                  -----------------------------------------------------------------------------------------------------------------
                  Distributors - 0.0%                           59,199   Pacific Brands Ltd.                                 94,561
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Consumer Services - 0.0%          36,661   ABC Learning Centres Ltd.                          174,318
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.1%          1,247   Australian Stock Exchange Ltd.                      30,184
                                                                16,255   Babcock & Brown Ltd.                               261,942
                                                                57,631   Challenger Financial Services Group Ltd.           135,301
                                                                14,970   SFE Corp. Ltd.                                     183,512
                                                                21,784   Suncorp-Metway Ltd.                                313,168
                                                                                                                     --------------
                                                                                                                            924,107
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                132,468   Telstra Corp. Ltd.                                 362,174
                  Services - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Energy Equipment & Services - 0.0%             8,780   WorleyParsons Ltd.                                 131,114
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.2%               55,825   Coles Myer Ltd.                                    471,157
                                                                53,744   Woolworths Ltd.                                    804,569
                                                                                                                     --------------
                                                                                                                          1,275,726
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.0%                          59,684   Futuris Corp. Ltd.                                  93,118
                  -----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.0%                             271   Alinta Ltd.                                          2,100
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.0%        6,833   Ansell Ltd.                                 $       49,090
                                                                   227   Cochlear Ltd.                                        9,213
                                                                                                                     --------------
                                                                                                                             58,303
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Providers & Services - 0.0%       68,222   DCA Group Ltd.                                     141,412
                                                                37,257   Mayne Group Ltd.                                    84,701
                                                                 2,433   Sonic Healthcare Ltd.                               25,668
                                                                                                                     --------------
                                                                                                                            251,781
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.1%           5,323   Aristocrat Leisure Ltd.                             50,937
                                                                22,614   TABCORP Holdings Ltd.                              255,375
                                                                13,371   UNiTAB Ltd.                                        146,625
                                                                                                                     --------------
                                                                                                                            452,937
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.0%                            11,013   Computershare Ltd.                                  64,229
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.1%               36,793   CSR Ltd.                                            91,573
                                                                20,114   Wesfarmers Ltd.                                    527,959
                                                                                                                     --------------
                                                                                                                            619,532
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.3%                              73,654   AMP Ltd.                                           499,603
                                                                41,638   AXA Asia Pacific Holdings Ltd.                     193,962
                                                                91,395   Insurance Australia Group Ltd.                     363,274
                                                                36,870   QBE Insurance Group Ltd.                           561,546
                                                                                                                     --------------
                                                                                                                          1,618,385
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                     223   APN News & Media Ltd.                                  842
                                                                67,858   John Fairfax Holdings Ltd.                         189,056
                                                                41,100   Macquarie Communications Infrastructure
                                                                         Group                                              180,463
                                                                 5,775   Publishing & Broadcasting Ltd.                      78,130
                                                                                                                     --------------
                                                                                                                            448,491
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.9%                        49,188   Alumina Ltd.                                       246,673
                                                               178,905   BHP Billiton Ltd.                                3,854,594
                                                                48,010   BlueScope Steel Ltd.                               283,568
                                                                28,055   Iluka Resources Ltd.                               136,524
                                                                13,770   Newcrest Mining Ltd.                               215,657
                                                                23,580   OneSteel Ltd.                                       71,301
                                                                15,573   Rio Tinto Ltd.                                     900,140
                                                                18,525   Zinifex Ltd.                                       137,906
                                                                                                                     --------------
                                                                                                                          5,846,363
                  -----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.1%                        35,882   Australian Gas Light Co., Ltd.                     466,789
                  -----------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.0%                        1,216   Harvey Norman Holdings Ltd.                          3,559
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.3%            10,809   Caltex Australia Ltd.                              189,520
                                                                22,737   Origin Energy Ltd.                                 124,328
                                                                46,774   Paladin Resources Ltd. (a)                         142,825

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                32,208   Santos Ltd.                                 $      289,539
                                                                25,476   Woodside Petroleum Ltd.                            832,803
                                                                                                                     --------------
                                                                                                                          1,579,015
                  -----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.0%                 5,919   PaperlinX Ltd.                                      13,720
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.0%                        75,099   Mayne Pharma Ltd. (a)                              145,066
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate Investment Trusts                110,868   CFS Retail Property Trust                          153,207
                  (REITs) - 0.4%                                15,072   Centro Properties Group/New                         74,913
                                                               166,094   Commonwealth Property Office Fund                  171,525
                                                                77,721   DB RREEF Trust                                      84,593
                                                                80,734   ING Industrial Fund                                133,758
                                                                33,488   Investa Property Group                              54,487
                                                                 1,304   Macquarie Office Trust                               1,337
                                                                48,443   Macquire Goodman Group                             215,944
                                                                44,598   Mirvac Group                                       144,133
                                                                 1,388   Multiplex Group                                      3,372
                                                                59,977   Stockland                                          312,810
                                                                80,142   Westfield Group                                  1,031,851
                                                                                                                     --------------
                                                                                                                          2,381,930
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                     123,927   General Property Trust                             399,589
                  Development - 0.1%                            17,727   Lend Lease Corp., Ltd.                             184,252
                                                                                                                     --------------
                                                                                                                            583,841
                  -----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.0%                            18,383   Toll Holdings Ltd.                                 191,889
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.0%          128   Billabong International Ltd.                         1,460
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.1%           1,568   Macquarie Airports                                   3,576
                                                               156,245   Macquarie Infrastructure Group                     390,035
                                                                29,085   Transurban Group                                   150,180
                                                                                                                     --------------
                                                                                                                            543,791
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Australia                29,620,689
- ---------------------------------------------------------------------------------------------------------------------------------
Austria - 0.6%    Building Products - 0.0%                       3,296   Wienerberger AG                                    156,567
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.1%                       10,982   Erste Bank der Oesterreichischen
                                                                         Sparkassen AG                                      617,858
                                                                 2,739   Raiffeisen International Bank Holding AG           237,802
                                                                                                                     --------------
                                                                                                                            855,660
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.0%                    157   RHI AG (a)                                           5,079
                  -----------------------------------------------------------------------------------------------------------------
                  Containers & Packaging - 0.0%                    509   Mayr-Melnhof Karton AG                              81,947
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                 18,265   Telekom Austria AG                                 406,605
                  Services - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.0%                      3,166   Verbund - Oesterreichische
                                                                         Elektrizitaetswirtschafts AG                       152,213
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.0%                                  43   Wiener Staedtische Allgemeine
                                                                         Versicherung AG                                      2,529
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.0%                               1,201   Andritz AG                                         198,470
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.1%                         3,329   Boehler-Uddeholm AG                                181,972

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                   682   Voestalpine AG                              $      103,599
                                                                                                                     --------------
                                                                                                                            285,571
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.1%             8,826   OMV AG                                             525,337
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                      18,388   IMMOFINANZ Immobilien Anlagen AG (a)               204,084
                  Development - 0.1%                             4,532   Meinl European Land Ltd. (a)                        92,312
                                                                                                                     --------------
                                                                                                                            296,396
                  -----------------------------------------------------------------------------------------------------------------
                  Trading Companies & Distributors - 0.1%      101,935   Hagemeyer NV - Registered Shares                   470,527
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%           1,050   Flughafen Wien AG                                   80,180
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Austria                   3,517,081
- ---------------------------------------------------------------------------------------------------------------------------------
Belgium - 1.1%    Beverages - 0.1%                               9,707   InBev NV                                           475,998
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.1%                               2,617   Solvay SA                                          300,995
                                                                 1,590   Umicore                                            212,252
                                                                                                                     --------------
                                                                                                                            513,247
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.3%                       31,510   Dexia                                              757,462
                                                                 9,249   KBC Bancassurance Holding                          992,227
                                                                                                                     --------------
                                                                                                                          1,749,689
                  -----------------------------------------------------------------------------------------------------------------
                  Distributors - 0.0%                              204   D'ieteren SA                                        65,864
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.3%         58,469   Fortis                                           1,990,160
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                  9,112   Belgacom SA                                        302,114
                  Services - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.0%                      927   Bekaert SA                                          89,017
                  -----------------------------------------------------------------------------------------------------------------
                  Electronic Equipment & Instruments - 0.0%        493   Barco NV                                            45,545
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.1%                  921   Colruyt SA                                         143,790
                                                                 3,633   Delhaize Group                                     251,779
                                                                   950   Delhaize Group (b)                                  65,636
                                                                                                                     --------------
                                                                                                                            461,205
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.0%        1,461   Omega Pharma SA                                    101,999
                  -----------------------------------------------------------------------------------------------------------------
                  Leisure Equipment & Products - 0.1%           10,766   AGFA-Gevaert NV                                    260,729
                  -----------------------------------------------------------------------------------------------------------------
                  Marine - 0.0%                                  1,598   Compagnie Maritime Belge SA (CMB)                   46,403
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.1%             1,612   Euronav Sa                                          49,592
                                                                 3,359   Groupe Bruxelles Lambert SA                        351,761
                                                                   211   Groupe Bruxelles Lambert SA Strip VVPR (a)               5
                                                                                                                     --------------
                                                                                                                            401,358
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.0%                         3,959   UCB SA                                             214,131
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate Investment Trusts                      8   Cofinimmo                                            1,383
                  (REITs) - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication Services - 0.0%       849   Mobistar SA                                         67,360
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Belgium                   6,786,202
- ---------------------------------------------------------------------------------------------------------------------------------
Bermuda - 0.0%    Energy Equipment & Services - 0.0%             4,604   SeaDrill Ltd. (a)                                   60,670
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.0%       19,785   Yue Yuen Industrial Holdings                        54,385
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Bermuda                     115,055
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
Denmark - 0.7%    Beverages - 0.0%                                 412   Carlsberg A/S                               $       30,121
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.0%                               2,117   Novozymes A/S Class B                              142,978
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.2%                       21,922   Danske Bank A/S                                    834,229
                                                                 2,625   Jyske Bank (a)                                     152,089
                                                                                                                     --------------
                                                                                                                            986,318
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%              1,267   FLS Industries A/S Class B                          47,781
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.1%                   13,624   Vestas Wind Systems A/S (a)                        372,492
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.1%                           2,384   Danisco A/S                                        173,679
                                                                 2,910   East Asiatic Co., Ltd. A/S                         109,865
                                                                                                                     --------------
                                                                                                                            283,544
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.1%          271   Coloplast A/S Class B                               20,115
                                                                17,200   GN Store Nord                                      197,540
                                                                 1,430   William Demant Holding (a)                         106,875
                                                                                                                     --------------
                                                                                                                            324,530
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.0%                        436   Bang & Olufsen A/S Class B                          48,206
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.0%                               1,751   Topdanmark A/S (a)                                 244,022
                                                                    17   TrygVesta A/S                                        1,061
                                                                                                                     --------------
                                                                                                                            245,083
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.0%                                 720   NKT Holding A/S                                     44,987
                  -----------------------------------------------------------------------------------------------------------------
                  Marine - 0.1%                                     61   AP Moller - Maersk A/S                             474,720
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.1%                         3,119   H Lundbeck A/S                                      71,108
                                                                12,315   Novo-Nordisk A/S B                                 784,234
                                                                                                                     --------------
                                                                                                                            855,342
                  -----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.0%                             1,580   DSV A/S                                            264,067
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Denmark                   4,120,169
- ---------------------------------------------------------------------------------------------------------------------------------
Finland - 1.4%    Auto Components - 0.0%                        10,665   Nokian Renkaat Oyj                                 140,187
                  -----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.0%                         228   Asko Oyj                                             6,166
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.7%              223,091   Nokia Oyj                                        4,552,703
                                                                 1,270   Nokia Oyj (b)                                       25,730
                                                                                                                     --------------
                                                                                                                          4,578,433
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%              5,799   YIT Oyj                                            142,144
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.0%             47   OKO Bank                                               691
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                  5,441   Elisa Corp.                                        103,592
                  Services - 0.1%                               33,441   TeliaSonera AB                                     188,997
                                                                                                                     --------------
                                                                                                                            292,589
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.1%                     26,045   Fortum Oyj                                         666,053
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.0%                  235   Kesko Oyj Class B                                    9,009
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.0%                             5,675   TietoEnator Oyj                                    163,849
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Insurance - 0.1%                              22,288   Sampo Oyj                                   $      425,201
                  -----------------------------------------------------------------------------------------------------------------
                  Leisure Equipment & Products - 0.0%            5,404   Amer Sports Corp.                                  112,838
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.1%                               2,051   Cargotec Corp. Class B                              89,822
                                                                10,749   KCI Konecranes Oyj                                 193,520
                                                                 4,102   Kone Oyj Class B                                   170,464
                                                                 8,456   Metso Oyj                                          306,746
                                                                   430   Wartsila Oyj                                        18,144
                                                                                                                     --------------
                                                                                                                            778,696
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.1%                           768   Outokumpu Oyj                                       17,971
                                                                 7,496   Rautaruukki Oyj                                    226,393
                                                                                                                     --------------
                                                                                                                            244,364
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.0%             6,709   Neste Oil Oyj                                      236,252
                  -----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.2%                33,245   Stora Enso Oyj Class R                             464,198
                                                                30,754   UPM-Kymmene Oyj                                    662,607
                                                                                                                     --------------
                                                                                                                          1,126,805
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.0%                           191   Orion Oyj Class B                                    3,793
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Finland                   8,927,070
- ---------------------------------------------------------------------------------------------------------------------------------
France - 9.2%     Aerospace & Defense - 0.1%                    15,052   European Aeronautic Defense and Space Co.          432,273
                                                                 7,026   Safran SA                                          152,905
                                                                 6,060   Thales SA                                          236,644
                                                                 2,001   Zodiac SA                                          112,501
                                                                                                                     --------------
                                                                                                                            934,323
                  -----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.1%                               10,021   Air France-KLM                                     235,511
                  -----------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.1%                         8,430   Compagnie Generale des Etablissements
                                                                         Michelin                                           506,617
                                                                 4,147   Valeo SA                                           147,624
                                                                                                                     --------------
                                                                                                                            654,241
                  -----------------------------------------------------------------------------------------------------------------
                  Automobiles - 0.2%                             8,120   Peugeot SA                                         505,118
                                                                 9,459   Renault SA                                       1,015,965
                                                                                                                     --------------
                                                                                                                          1,521,083
                  -----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.1%                               4,524   Pernod-Ricard                                      896,621
                  -----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.2%                      15,460   Cie de Saint-Gobain                              1,105,034
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.2%                               6,595   Air Liquide                                      1,284,327
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 1.2%                       42,556   BNP Paribas                                      4,072,930
                                                                29,323   Credit Agricole SA                               1,115,449
                                                                17,830   Societe Generale                                 2,621,824
                                                                                                                     --------------
                                                                                                                          7,810,203
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.0%          1,788   Societe BIC SA                                     115,684
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.1%               65,654   Alcatel SA                                         832,774
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.2%             11,219   Vinci SA                                         1,155,408
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.2%                  1,109   Imerys SA                                   $       88,627
                                                                 8,059   Lafarge SA                                       1,011,407
                                                                                                                     --------------
                                                                                                                          1,100,034
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                 85,373   France Telecom SA                                1,835,028
                  Services - 0.3%
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.3%                    6,646   Alstom (a)                                         607,179
                                                                11,151   Schneider Electric SA                            1,162,053
                                                                                                                     --------------
                                                                                                                          1,769,232
                  -----------------------------------------------------------------------------------------------------------------
                  Energy Equipment & Services - 0.1%             6,935   Technip SA                                         383,962
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.3%               32,441   Carrefour SA                                     1,901,486
                                                                 1,766   Casino Guichard Perrachon SA                       134,245
                                                                                                                     --------------
                                                                                                                          2,035,731
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.3%                          12,771   Groupe Danone                                    1,622,360
                  -----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.1%                           9,825   Gaz de France                                      329,774
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.1%        5,748   Cie Generale d'Optique Essilor
                                                                         International SA                                   578,423
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.1%           9,821   Accor SA                                           597,621
                                                                 4,916   Sodexho Alliance SA                                236,161
                                                                                                                     --------------
                                                                                                                            833,782
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.1%                     17,020   Thomson                                            281,392
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.1%                             4,426   Atos Origin (a)                                    289,475
                                                                 7,442   Cap Gemini SA                                      424,689
                                                                                                                     --------------
                                                                                                                            714,164
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.5%                              87,501   AXA                                              2,870,940
                                                                 1,415   CNP Assurances                                     134,522
                                                                47,921   SCOR                                               104,780
                                                                                                                     --------------
                                                                                                                          3,110,242
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.1%                                 322   Vallourec                                          387,024
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.5%                                   7,124   Lagardere S.C.A.                                   525,598
                                                                 2,237   PagesJaunes Groupe SA                               70,222
                                                                 9,178   Publicis Groupe                                    354,413
                                                                 9,292   Societe Television Francaise 1                     302,973
                                                                52,379   Vivendi SA                                       1,835,110
                                                                 5,853   Vivendi SA (b)                                     204,328
                                                                                                                     --------------
                                                                                                                          3,292,644
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.2%                        30,913   Arcelor                                          1,491,755
                  -----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.5%                        51,152   Suez SA                                          2,125,692
                                                                16,017   Veolia Environnement                               827,607
                                                                                                                     --------------
                                                                                                                          2,953,299
                  -----------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.1%                        2,658   Pinault-Printemps-Redoute                          338,848
                  -----------------------------------------------------------------------------------------------------------------
                  Office Electronics - 0.0%                      1,763   Neopost SA                                         200,856
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 1.2%           115,027   Total SA                                         7,567,276
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Personal Products - 0.2%                      14,662   L'Oreal SA                                  $    1,384,516
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.8%                        52,111   Sanofi-Aventis                                   5,084,033
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate Investment Trusts                    492   Gecina SA                                           64,420
                  (REITs) - 0.1%                                 1,410   Klepierre                                          163,253
                                                                 2,766   Unibail                                            482,061
                                                                                                                     --------------
                                                                                                                            709,734
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor                34,849   STMicroelectronics NV                              561,010
                  Equipment - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Software - 0.1%                                5,400   Business Objects SA (a)                            147,278
                                                                 2,635   Dassault Systemes SA                               141,172
                                                                                                                     --------------
                                                                                                                            288,450
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.2%        2,214   Hermes International                               195,760
                                                                13,533   LVMH Moet Hennessy Louis Vuitton SA              1,342,796
                                                                                                                     --------------
                                                                                                                          1,538,556
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%              39   Societe Des Autoroutes Paris-Rhin-Rhone              2,673
                  -----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication Services - 0.1%    12,881   Bouygues                                           662,110
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in France                   57,602,117
- ---------------------------------------------------------------------------------------------------------------------------------
Germany - 6.3%    Air Freight & Logistics - 0.2%                40,214   Deutsche Post AG                                 1,077,762
                  -----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.0%                               16,156   Deutsche Lufthansa AG                              297,475
                  -----------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.1%                         7,026   Continental AG                                     717,989
                  -----------------------------------------------------------------------------------------------------------------
                  Automobiles - 0.5%                            48,144   DaimlerChrysler AG                               2,378,051
                                                                 9,701   Volkswagen AG                                      680,126
                                                                                                                     --------------
                                                                                                                          3,058,177
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.5%                        26,296   Deutsche Bank AG Registered Shares               2,958,876
                                                                 3,332   MLP AG                                              68,636
                                                                                                                     --------------
                                                                                                                          3,027,512
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.7%                              28,099   BASF AG                                          2,255,623
                                                                34,813   Bayer AG                                         1,599,830
                                                                 5,274   Linde AG                                           406,304
                                                                                                                     --------------
                                                                                                                          4,261,757
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.2%                       35,733   Commerzbank AG                                   1,299,432
                                                                 2,841   Deutsche Postbank AG                               204,374
                                                                                                                     --------------
                                                                                                                          1,503,806
                  -----------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals - 0.0%                    64   Wincor Nixdorf AG                                    8,179
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%              1,858   Bilfinger Berger AG                                100,993
                                                                 2,359   Hochtief AG                                        131,181
                                                                                                                     --------------
                                                                                                                            232,174
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.1%          6,556   Deutsche Boerse AG                                 892,777
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                138,741   Deutsche Telekom AG                              2,231,721
                  Services - 0.4%
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.6%                     33,498   E.ON AG                                          3,855,780
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.0%                    1,790   Solarworld AG                                      112,311
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.1%                8,936   Metro AG                                    $      506,404
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.0%                             121   Suedzucker AG                                        2,683
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Providers & Services - 0.1%        1,529   Celesio AG                                         138,947
                                                                 2,136   Fresenius Medical Care AG                          245,481
                                                                                                                     --------------
                                                                                                                            384,428
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.1%          14,762   TUI AG                                             292,382
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.6%                  912   Rheinmetall AG                                      63,566
                                                                42,682   Siemens AG                                       3,712,783
                                                                   860   Siemens AG (b)                                      74,665
                                                                                                                     --------------
                                                                                                                          3,851,014
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.8%                              20,777   Allianz AG Registered Shares                     3,281,516
                                                                10,741   Muenchener Rueckversicherungs AG
                                                                         Registered Shares                                1,466,935
                                                                                                                     --------------
                                                                                                                          4,748,451
                  -----------------------------------------------------------------------------------------------------------------
                  Life Sciences Tools & Services - 0.0%          4,634   Qiagen NV (a)                                       62,512
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.1%                               1,583   Heidelberger Druckmaschn                            71,957
                                                                 7,652   MAN AG                                             553,987
                                                                                                                     --------------
                                                                                                                            625,944
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                   4,064   Premiere AG (a)                                     39,389
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.1%                         1,267   Salzgitter AG                                      107,523
                                                                19,807   ThyssenKrupp AG                                    677,987
                                                                                                                     --------------
                                                                                                                            785,510
                  -----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.3%                        22,007   RWE AG                                           1,830,470
                  -----------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.0%                          143   KarstadtQuelle AG (a)                                3,794
                  -----------------------------------------------------------------------------------------------------------------
                  Personal Products - 0.0%                         530   Beiersdorf AG                                       79,839
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.1%                         4,223   Altana AG                                          235,214
                                                                 2,289   Merck KGaA                                         208,099
                                                                                                                     --------------
                                                                                                                            443,313
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                       2,617   IVG Immobilien AG                                   79,038
                  Development - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor                41,983   Infineon Technologies AG (a)                       467,569
                  Equipment - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Software - 0.4%                               11,186   SAP AG                                           2,360,006
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.0%                        1,073   Douglas Holding AG                                  49,557
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.1%       12,101   Adidas-Salomon AG                                  578,382
                                                                   815   Puma AG Rudolf Dassler Sport                       316,727
                                                                                                                     --------------
                                                                                                                            895,109
                  -----------------------------------------------------------------------------------------------------------------
                  Thrifts & Mortgage Finance - 0.1%              6,725   Hypo Real Estate Holding AG                        408,365
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Germany                  39,193,197
- ---------------------------------------------------------------------------------------------------------------------------------
Greece - 0.6%     Beverages - 0.0%                               5,270   Coca-Cola Hellenic Bottling Co. SA                 157,008
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.3%                       21,304   Alpha Bank AE                                      530,645
                                                                10,613   EFG Eurobank Ergasias SA                           294,212

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                 2,890   Emporiki Bank of Greece SA                  $      100,069
                                                                20,854   National Bank of Greece SA                         823,419
                                                                 8,091   Piraeus Bank SA                                    192,417
                                                                                                                     --------------
                                                                                                                          1,940,762
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.0%               13,438   Intracom SA                                         89,350
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%                622   Hellenic Technodomiki Tev SA                         5,981
                                                                 9,486   Technical Olympic SA                                42,695
                                                                                                                     --------------
                                                                                                                             48,676
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.0%                  2,652   Titan Cement Co. SA                                124,382
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.0%          4,962   Hellenic Exchanges SA                               79,816
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                 13,486   Hellenic Telecommunications
                  Services - 0.1%                                        Organization SA                                    296,941
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.0%                      5,799   Public Power Corp.                                 137,325
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.1%          15,257   OPAP SA                                            552,090
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.0%                         4,010   Viohalco, Hellenic Copper and Aluminum
                                                                         Industry SA                                         36,712
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.0%               276   Hellenic Petroleum SA                                3,670
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.0%                          103   Germanos SA                                          2,463
                  -----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication Services - 0.1%    10,850   Cosmote Mobile Telecommunications SA               244,173
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Greece                    3,713,368
- ---------------------------------------------------------------------------------------------------------------------------------
Hong Kong - 1.3%  Airlines - 0.0%                                6,263   Cathay Pacific Airways Ltd.                         10,967
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.2%                      234,900   BOC Hong Kong Holdings Ltd.                        459,699
                                                                56,939   Bank of East Asia Ltd.                             234,222
                                                                31,953   Hang Seng Bank Ltd.                                405,223
                                                                                                                     --------------
                                                                                                                          1,099,144
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.0%               89,061   Foxconn International Holdings Ltd. (a)            190,345
                  -----------------------------------------------------------------------------------------------------------------
                  Distributors - 0.0%                           55,990   Li & Fung Ltd.                                     113,177
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.1%         64,000   Hong Kong Exchanges and Clearing Ltd.              411,587
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                 77,195   PCCW Ltd.                                           55,161
                  Services - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.1%                     98,687   CLP Holdings Ltd.                                  577,485
                                                                 1,500   Cheung Kong Infrastructure Holdings Ltd.             4,336
                                                                55,000   HongKong Electric Holdings                         248,906
                                                                                                                     --------------
                                                                                                                            830,727
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.0%                   87,328   Johnson Electric Holdings Ltd.                      63,526
                  -----------------------------------------------------------------------------------------------------------------
                  Electronic Equipment & Instruments - 0.0%      1,147   Kingboard Chemical Holdings Ltd.                     3,234
                  -----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.0%                         144,240   Hong Kong & China Gas                              316,633
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%          24,990   Shangri-La Asia Ltd.                                48,101
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.0%                     62,560   Techtronic Industries Co.                           84,573
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.2%              114,176   Hutchison Whampoa Ltd.                           1,042,240
                                                                56,773   Melco International Development                    142,536
                                                                                                                     --------------
                                                                                                                          1,184,776
                  -----------------------------------------------------------------------------------------------------------------
                  Marine - 0.0%                                  1,557   Orient Overseas International Ltd.                   5,643
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Real Estate Investment Trusts                164,414   The Link REIT (a)                           $      329,167
                  (REITs) - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                      70,835   Cheung Kong Holdings Ltd.                          767,448
                  Development - 0.5%                            16,000   Hang Lung Properties Ltd.                           28,634
                                                                57,491   Henderson Land Development Co., Ltd.               298,669
                                                                 1,791   Hysan Development Company Ltd.                       5,050
                                                                 1,000   Kerry Properties Ltd.                                3,405
                                                               185,484   New World Development Ltd.                         305,677
                                                                52,421   Sino Land Co.                                       83,690
                                                                79,324   Sun Hung Kai Properties Ltd.                       808,866
                                                                53,077   Swire Pacific Ltd. Class A                         547,717
                                                                52,107   Wharf Holdings Ltd.                                185,162
                                                                                                                     --------------
                                                                                                                          3,034,318
                  -----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.0%                            23,500   MTR Corp.                                           56,730
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor                 5,004   ASM Pacific Technology                              24,385
                  Equipment - 0.0%                             388,000   Solomon Systech International Ltd.                  97,912
                                                                                                                     --------------
                                                                                                                            122,297
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.1%                       48,000   Esprit Holdings Ltd.                               391,812
                                                               120,394   Giordano International Ltd.                         56,965
                                                                                                                     --------------
                                                                                                                            448,777
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.0%       59,353   Texwinca Holdings Ltd.                              39,737
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%          18,349   Hopewell Holdings                                   51,737
                  -----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication Services - 0.0%    45,647   Hutchison Telecommunications
                                                                         International Ltd. (a)                              73,463
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Hong Kong                 8,573,820
- ---------------------------------------------------------------------------------------------------------------------------------
Ireland - 0.8%    Airlines - 0.0%                               27,680   Ryanair Holdings Plc (a)                           251,292
                  -----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.0%                               9,490   C&C Group Plc                                       82,393
                  -----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.0%                         326   Kingspan Group Plc                                   5,707
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.4%                       50,871   Allied Irish Banks Plc                           1,219,624
                                                                53,168   Bank of Ireland                                    948,372
                                                                14,136   Depfa Bank Plc                                     234,253
                                                                                                                     --------------
                                                                                                                          2,402,249
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.2%                 29,305   CRH Plc                                            958,769
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                 36,182   Eircom Group Plc                                   100,394
                  Services - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.0%                  648   Fyffes Plc                                           1,143
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.0%                          20,458   Greencore Group Plc                                 96,787
                                                                   237   Iaws Group Plc                                       4,182
                                                                 4,615   Kerry Group Plc                                     99,786
                                                                                                                     --------------
                                                                                                                            200,755
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%             264   Paddy Power Plc                                      4,574
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.0%                     54,122   Waterford Wedgewood Plc Restricted Shares   $        3,114
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.0%                2,954   DCC Plc                                             71,766
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.1%                              12,172   Irish Life & Permanent Plc                         289,487
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                  80,725   Independent News & Media Plc                       236,373
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.1%                        19,545   Elan Corp. Plc (a)                                 323,638
                  -----------------------------------------------------------------------------------------------------------------
                  Trading Companies & Distributors - 0.0%        3,425   Grafton Group Plc                                   43,137
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Ireland                   4,974,791
- ---------------------------------------------------------------------------------------------------------------------------------
Italy - 3.5%      Aerospace & Defense - 0.0%                    14,956   Finmeccanica SpA                                   331,986
                  -----------------------------------------------------------------------------------------------------------------
                  Automobiles - 0.1%                            35,328   Fiat SpA                                           469,161
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.1%                        10,369   Banca Fideuram SpA                                  60,273
                                                                24,836   Mediobanca SpA                                     486,164
                                                                15,925   Mediolanum SpA                                     111,730
                                                                                                                     --------------
                                                                                                                            658,167
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 1.3%                      184,937   Banca Intesa SpA                                 1,082,565
                                                                33,946   Banca Intesa SpA (RNC)                             184,299
                                                                48,279   Banca Monte dei Paschi di Siena SpA                290,142
                                                                25,464   Banca Popolare di Milano Scrl                      324,458
                                                                20,982   Banche Popolari Unite Scrl                         542,747
                                                                22,265   Banco Popolare di Verona e Novara Scrl             596,432
                                                                77,207   Capitalia SpA                                      633,495
                                                                63,407   Sanpaolo IMI SpA                                 1,121,279
                                                               393,632   UniCredito Italiano SpA                          3,081,832
                                                                                                                     --------------
                                                                                                                          7,857,249
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.0%                  5,058   Italcementi SpA                                    127,926
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                585,550   Telecom Italia SpA                               1,630,708
                  Services - 0.4%                              294,827   Telecom Italia SpA (RNC)                           761,505
                                                                                                                     --------------
                                                                                                                          2,392,213
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.4%                    227,173   Enel SpA                                         1,958,102
                                                               102,045   Terna SpA                                          272,052
                                                                                                                     --------------
                                                                                                                          2,230,154
                  -----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.0%                          63,411   Snam Rete Gas SpA                                  278,756
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%           4,375   Autogrill SpA                                       67,253
                                                                    93   Lottomatica SpA                                      3,534
                                                                                                                     --------------
                                                                                                                             70,787
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.0%              111,693   Pire                                                97,101
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.4%                              28,503   Alleanza Assicurazioni SpA                         322,908
                                                                49,601   Assicurazioni Generali SpA                       1,805,645
                                                                 6,433   Fondiaria-Sai SpA                                  262,973
                                                                                                                     --------------
                                                                                                                          2,391,526
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Internet Software & Services - 0.0%           27,235   Tiscali SpA (a)                             $       80,966
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                   4,823   Arnoldo Mondadori Editore SpA                       46,598
                                                                12,331   Gruppo Editoriale L'Espresso SpA                    65,859
                                                                49,526   Mediaset SpA                                       583,873
                                                               158,897   Seat Pagine Gialle SpA                              73,956
                                                                                                                     --------------
                                                                                                                            770,286
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.6%           111,634   ENI SpA                                          3,284,486
                                                                 4,487   ENI SpA (b)                                        263,611
                                                                                                                     --------------
                                                                                                                          3,548,097
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.0%        4,772   Benetton Group SpA                                  71,250
                                                                 9,077   Bulgari SpA                                        102,740
                                                                 4,546   Luxottica Group SpA                                123,347
                                                                                                                     --------------
                                                                                                                            297,337
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.1%          17,500   Autostrade SpA                                     491,836
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Italy                    22,093,548
- ---------------------------------------------------------------------------------------------------------------------------------
Japan - 22.2%     Air Freight & Logistics - 0.1%                21,000   Yamato Transport Co., Ltd.                         372,917
                  -----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.0%                                2,000   All Nippon Airways Co., Ltd.                         7,698
                                                                27,000   Japan Airlines Corp.                                67,786
                                                                                                                     --------------
                                                                                                                             75,484
                  -----------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.4%                         9,100   Aisin Seiki Co., Ltd.                              270,656
                                                                30,000   Bridgestone Corp.                                  578,664
                                                                30,400   Denso Corp.                                        994,585
                                                                 8,000   NGK Spark Plug Co., Ltd.                           160,959
                                                                 6,400   NOK Corp.                                          185,872
                                                                11,900   Stanley Electric Co., Ltd.                         245,672
                                                                   200   Sumitomo Rubber Industries, Ltd.                     2,203
                                                                 1,000   Toyoda Gosei Co., Ltd.                              20,076
                                                                 7,400   Toyota Industries Corp.                            292,595
                                                                                                                     --------------
                                                                                                                          2,751,282
                  -----------------------------------------------------------------------------------------------------------------
                  Automobiles - 1.8%                            80,500   Honda Motor Co., Ltd.                            2,556,226
                                                               107,100   Nissan Motor Co., Ltd.                           1,171,106
                                                               145,300   Toyota Motor Corp.                               7,613,585
                                                                 8,400   Yamaha Motor Co., Ltd.                             219,709
                                                                                                                     --------------
                                                                                                                         11,560,626
                  -----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.2%                              14,500   Asahi Breweries Ltd.                               203,836
                                                                   200   Coca-Cola West Holdings Co. Ltd.                     4,243
                                                                 6,200   ITO EN, Ltd.                                       227,249
                                                                37,000   Kirin Brewery Co., Ltd.                            582,277
                                                                25,000   Sapporo Holdings Ltd.                              126,624

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                12,000   Takara Holdings, Inc.                       $       70,227
                                                                                                                     --------------
                                                                                                                          1,214,456
                  -----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.3%                      40,100   Asahi Glass Co., Ltd.                              508,989
                                                                 2,000   Central Glass Co., Ltd.                             11,914
                                                                13,100   Daikin Industries Ltd.                             454,945
                                                                10,200   JS Group Corp.                                     214,591
                                                                34,000   Nippon Sheet Glass Co., Ltd.                       189,162
                                                                27,000   Sanwa Shutter Corp.                                159,192
                                                                21,000   Toto Ltd.                                          200,971
                                                                                                                     --------------
                                                                                                                          1,739,764
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.6%                        70,000   Daiwa Securities Group, Inc.                       835,236
                                                                 1,000   Jafco Co., Ltd.                                     60,010
                                                                10,300   Matsui Securities Co., Ltd.                         97,580
                                                                 6,000   Mitsubishi UFJ Securities Co.                       77,470
                                                                33,500   Nikko Cordial Corp.                                429,025
                                                                96,700   Nomura Holdings, Inc.                            1,814,473
                                                                    87   SBI E*trade Securities Co. Ltd.                    115,680
                                                                 1,300   Shinko Securities Co., Ltd.                          5,504
                                                                   499   Softbank Investments Corp.                         220,439
                                                                                                                     --------------
                                                                                                                          3,655,417
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 1.1%                              49,000   Asahi Kasei Corp.                                  320,194
                                                                 3,000   Daicel Chemical Industries Ltd.                     24,537
                                                                28,000   Dainippon Ink and Chemicals, Inc.                  105,078
                                                                 4,000   Denki Kagaku Kogyo Kabushiki Kaisha                 16,656
                                                                 2,400   Hitachi Chemical Co., Ltd.                          62,984
                                                                 6,700   JSR Corp.                                          169,383
                                                                13,000   Kaneka Corp.                                       118,270
                                                                22,500   Kuraray Co., Ltd.                                  251,935
                                                                56,500   Mitsubishi Chemical Holdings Corp.                 353,388
                                                                17,000   Mitsubishi Gas Chemical Co., Inc.                  195,110
                                                                36,000   Mitsubishi Rayon Co., Ltd.                         293,505
                                                                34,000   Mitsui Chemicals, Inc.                             222,176
                                                                16,000   Nippon Kayaku Co., Ltd.                            133,386
                                                                11,000   Nissan Chemical Industries Ltd.                    137,217
                                                                 7,610   Nitto Denko Corp.                                  542,549
                                                                19,800   Shin-Etsu Chemical Co., Ltd.                     1,077,339
                                                                69,000   Showa Denko KK                                     307,230
                                                                13,000   Sumitomo Bakelite Co., Ltd.                        122,136
                                                                64,000   Sumitomo Chemical Co., Ltd.                        534,103
                                                                58,000   Teijin Ltd.                                        368,351

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                17,000   Tokuyama Corp.                              $      252,810
                                                                75,700   Toray Industries, Inc.                             657,570
                                                                35,000   Tosoh Corp.                                        139,614
                                                                70,000   Ube Industries Ltd.                                202,686
                                                                                                                     --------------
                                                                                                                          6,608,207
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 2.8%                       11,000   The 77 Bank Ltd.                                    76,692
                                                                29,000   The Bank of Fukuoka Ltd.                           220,706
                                                                 8,000   The Bank of Kyoto Ltd.                              86,428
                                                                72,000   The Bank of Yokohama Ltd..                         557,407
                                                                52,000   The Chiba Bank Ltd.                                486,725
                                                                13,000   The Gunma Bank Ltd.                                 96,663
                                                                43,100   Hokuhoku Financial Group, Inc.                     180,220
                                                                21,000   The Joyo Bank Ltd.                                 127,490
                                                                   437   Mitsubishi UFJ Financial Group, Inc.             6,116,433
                                                                22,000   Mitsui Trust Holdings, Inc.                        264,620
                                                                   490   Mizuho Financial Group, Inc.                     4,153,523
                                                                16,000   The Nishi-Nippon City Bank Ltd.                     76,700
                                                                   232   Resona Holdings, Inc.                              732,642
                                                                    10   Sapporo Hokuyo Holdings, Inc.                      104,973
                                                                63,000   Shinsei Bank Ltd.                                  399,554
                                                                24,000   The Shizuoka Bank Ltd.                             259,493
                                                                   300   Sumitomo Mitsui Financial Group, Inc.            3,175,436
                                                                53,000   The Sumitomo Trust & Banking Co., Ltd.             579,539
                                                                 4,000   Suruga Bank Ltd.                                    53,956
                                                                                                                     --------------
                                                                                                                         17,749,200
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.3%         25,000   Dai Nippon Printing Co., Ltd.                      387,088
                                                                   210   The Goodwill Group, Inc.                           155,229
                                                                 4,500   Kokuyo Co., Ltd.                                    75,344
                                                                 4,500   Meitec Corp.                                       146,831
                                                                 5,100   Park24 Co. Ltd.                                    150,348
                                                                11,000   Secom Co., Ltd.                                    520,579
                                                                24,000   Toppan Printing Co., Ltd.                          271,670
                                                                                                                     --------------
                                                                                                                          1,707,089
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.0%                7,000   Uniden Corp.                                        77,400
                  -----------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals - 0.4%               108,000   Fujitsu Ltd.                                       838,000
                                                                11,800   Mitsumi Electric Company, Ltd.                     139,765
                                                               116,000   NEC Corp.                                          618,991
                                                                 4,200   Seiko Epson Corp.                                  114,631
                                                               159,000   Toshiba Corp.                                    1,038,998
                                                                                                                     --------------
                                                                                                                          2,750,385
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.3%              8,457   COMSYS Holdings Corp.                       $      104,459
                                                                10,000   Chiyoda Corp.                                      204,698
                                                                14,000   JGC Corp.                                          241,141
                                                                71,800   Kajima Corp.                                       329,747
                                                                 8,000   Kinden Corp.                                        68,652
                                                                38,000   Nishimatsu Construction Co., Ltd.                  141,941
                                                                24,000   Obayashi Corp.                                     165,228
                                                                13,000   Okumura Corp.                                       72,326
                                                                16,000   Shimizu Corp.                                       89,717
                                                                50,000   Taisei Corp.                                       182,828
                                                                 3,000   Toda Corp.                                          14,513
                                                                                                                     --------------
                                                                                                                          1,615,250
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.0%                 32,000   Sumitomo Osaka Cement Co., Ltd.                     98,535
                                                                43,000   Taiheiyo Cement Corp.                              158,737
                                                                                                                     --------------
                                                                                                                            257,272
                  -----------------------------------------------------------------------------------------------------------------
                  Consumer Finance - 0.4%                        3,010   Acom Co., Ltd.                                     163,514
                                                                 1,400   Aeon Credit Service Co., Ltd.                       34,046
                                                                 5,100   Aiful Corp.                                        272,589
                                                                 9,700   Credit Saison Co., Ltd.                            459,905
                                                                   200   Hitachi Capital Corp.                                3,499
                                                                 4,140   ORIX Corp.                                       1,012,229
                                                                 3,400   Promise Co., Ltd.                                  197,192
                                                                    10   Shohkoh Fund & Co., Ltd.                             2,274
                                                                 5,200   Takefuji Corp.                                     310,230
                                                                                                                     --------------
                                                                                                                          2,455,478
                  -----------------------------------------------------------------------------------------------------------------
                  Containers & Packaging - 0.0%                  5,000   Toyo Seikan Kaisha Ltd.                             90,758
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Consumer Services - 0.0%           1,900   Benesse Corp.                                       65,652
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                    273   Nippon Telegraph & Telephone Corp.               1,339,745
                  Services - 0.2%
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.7%                     34,500   Chubu Electric Power Co., Inc.                     932,555
                                                                 5,900   Hokkaido Electric Power Co., Inc.                  140,126
                                                                34,700   The Kansai Electric Power Co., Inc.                777,081
                                                                15,900   Kyushu Electric Power Co., Inc.                    369,978
                                                                16,700   Tohoku Electric Power Co., Inc.                    366,680
                                                                63,300   The Tokyo Electric Power Co., Inc.               1,749,797
                                                                                                                     --------------
                                                                                                                          4,336,217
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.3%                   15,800   Fuji Electric Holdings Co., Ltd.                    82,791
                                                                19,000   Fujikura Ltd.                                      209,920
                                                                41,000   Furukawa Electric Co., Ltd.                        265,407
                                                                12,873   Matsushita Electric Works Ltd.                     143,127
                                                                89,000   Mitsubishi Electric Corp.                          713,931

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                32,300   Sumitomo Electric Industries Ltd.           $      473,558
                                                                 2,900   Ushio, Inc.                                         61,265
                                                                                                                     --------------
                                                                                                                          1,949,999
                  -----------------------------------------------------------------------------------------------------------------
                  Electronic Equipment & Instruments - 0.9%     11,000   Alps Electric Co., Ltd.                            137,602
                                                                15,600   Citizen Watch Co., Ltd.                            141,514
                                                                13,000   Dainippon Screen Manufacturing Co., Ltd.           119,179
                                                                 1,300   Hirose Electric Co., Ltd.                          158,072
                                                               153,000   Hitachi Ltd.                                     1,011,836
                                                                18,500   Hoya Corp.                                         658,662
                                                                 4,500   Ibiden Co., Ltd.                                   216,507
                                                                 1,700   Keyence Corp.                                      434,536
                                                                 9,100   Kyocera Corp.                                      705,297
                                                                 1,100   Mabuchi Motor Co., Ltd.                             65,818
                                                                 9,300   Murata Manufacturing Co., Ltd.                     604,461
                                                                 4,700   Nidec Corp.                                        337,139
                                                                 6,000   Nippon Electric Glass Co.                          120,457
                                                                31,000   Oki Electric Industry Co., Ltd.                     73,219
                                                                 9,300   Omron Corp.                                        237,147
                                                                 8,100   TDK Corp.                                          616,455
                                                                12,000   Taiyo Yuden Co., Ltd.                              152,526
                                                                 3,500   Yokogawa Electric Corp.                             49,937
                                                                                                                     --------------
                                                                                                                          5,840,364
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.4%               29,600   Aeon Co., Ltd.                                     649,923
                                                                   200   Circle K Sunkus Co., Ltd.                            4,330
                                                                 3,600   FamilyMart Co., Ltd.                               103,923
                                                                 2,200   Lawson, Inc.                                        80,252
                                                                 3,000   Matsumotokiyoshi Co., Ltd.                          76,368
                                                                37,900   Seven & I Holdings Co. Ltd.                      1,249,906
                                                                 4,000   UNY Co., Ltd.                                       59,030
                                                                                                                     --------------
                                                                                                                          2,223,732
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.3%                          40,000   Ajinomoto Co., Inc.                                443,336
                                                                   100   House Foods Corp.                                    1,513
                                                                16,600   Katokichi Co., Ltd.                                166,995
                                                                14,000   Kikkoman Corp.                                     174,640
                                                                25,000   Meiji Dairies Corp.                                174,736
                                                                26,000   Nichirei Corp.                                     139,194
                                                                 2,000   Nippon Meat Packers, Inc.                           23,199
                                                                11,000   Nisshin Seifun Group, Inc.                         122,687
                                                                 4,800   Nissin Food Products Co., Ltd.                     169,637
                                                                12,500   QP Corp.                                           118,860

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                10,000   Toyo Suisan Kaisha, Ltd.                    $      156,760
                                                                 3,100   Yakult Honsha Co., Ltd.                             84,337
                                                                 6,000   Yamazaki Baking Co., Ltd.                           53,799
                                                                                                                     --------------
                                                                                                                          1,829,693
                  -----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.1%                          80,000   Osaka Gas Co., Ltd.                                257,534
                                                               129,000   Tokyo Gas Co., Ltd.                                608,240
                                                                                                                     --------------
                                                                                                                            865,774
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.1%       10,000   Olympus Corp.                                      267,681
                                                                 5,600   Terumo Corp.                                       187,132
                                                                                                                     --------------
                                                                                                                            454,813
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Providers & Services - 0.0%        5,100   Mediceo Paltac Holdings Co. Ltd.                    91,235
                                                                 1,000   Suzuken Co., Ltd.                                   39,715
                                                                                                                     --------------
                                                                                                                            130,950
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%           1,800   Oriental Land Co., Ltd.                            101,404
                                                                    40   ROUND ONE Corp.                                    142,763
                                                                 1,900   Skylark Co., Ltd.                                   41,469
                                                                                                                     --------------
                                                                                                                            285,636
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 1.2%                      8,400   Casio Computer Co., Ltd.                           160,556
                                                                 1,900   Daito Trust Construction Co., Ltd.                 105,375
                                                                22,000   Daiwa House Industry Co., Ltd.                     352,185
                                                                26,000   HASEKO Corp. (a)                                    88,475
                                                                 3,400   Makita Corp.                                       107,667
                                                               104,000   Matsushita Electric Industrial Co., Ltd.         2,197,087
                                                                12,100   Pioneer Corp.                                      195,395
                                                               118,000   Sanyo Electric Co., Ltd. (a)                       254,962
                                                                19,000   Sekisui Chemical Co., Ltd.                         164,213
                                                                35,000   Sekisui House Ltd.                                 480,995
                                                                50,000   Sharp Corp.                                        790,797
                                                                52,700   Sony Corp.                                       2,328,085
                                                                                                                     --------------
                                                                                                                          7,225,792
                  -----------------------------------------------------------------------------------------------------------------
                  Household Products - 0.1%                     28,000   Kao Corp.                                          733,587
                                                                 2,200   Uni-Charm Corp.                                    121,629
                                                                                                                     --------------
                                                                                                                            855,216
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.1%                             3,000   CSK Holdings Corp.                                 136,990
                                                                   400   Itochu Techno-Science Corp.                         18,440
                                                                    43   NET One Systems Co., Ltd.                           80,121
                                                                    53   NTT Data Corp.                                     229,497
                                                                 1,300   Nomura Research Institute Ltd.                     161,029
                                                                   100   Obic Co., Ltd.                                      20,242

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                 5,100   TIS, Inc.                                   $      142,763
                                                                                                                     --------------
                                                                                                                            789,082
                  -----------------------------------------------------------------------------------------------------------------
                  Independent Power Producers & Energy           8,600   Electric Power Development Co.                     328,006
                  Traders - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.6%                                  69   Millea Holdings, Inc.                            1,285,658
                                                                70,000   Mitsui Sumitomo Insurance Co., Ltd.                879,937
                                                                47,800   Sompo Japan Insurance, Inc.                        669,029
                                                                11,000   T&D Holdings, Inc.                                 890,084
                                                                                                                     --------------
                                                                                                                          3,724,708
                  -----------------------------------------------------------------------------------------------------------------
                  Internet & Catalog Retail - 0.0%                 374   Rakuten, Inc.                                      223,127
                  -----------------------------------------------------------------------------------------------------------------
                  Internet Software & Services - 0.1%              181   eAccess Ltd.                                       118,909
                                                                    94   Index Corp.                                         92,919
                                                                   490   Yahoo! Japan Corp.                                 259,756
                                                                                                                     --------------
                                                                                                                            471,584
                  -----------------------------------------------------------------------------------------------------------------
                  Leisure Equipment & Products - 0.3%           27,100   Fuji Photo Film Co., Ltd.                          910,327
                                                                11,100   Namco Bandai Holdings, Inc.                        168,857
                                                                13,000   Nikon Corp.                                        227,214
                                                                 1,300   Sankyo Co., Ltd. (Gunma)                            82,675
                                                                 8,932   Sega Sammy Holdings, Inc.                          331,292
                                                                 3,200   Shimano, Inc.                                       97,975
                                                                 6,400   Yamaha Corp.                                       120,369
                                                                                                                     --------------
                                                                                                                          1,938,709
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 1.0%                              18,000   Amada Co., Ltd.                                    188,952
                                                                 9,100   Amano Corp.                                        135,328
                                                                10,000   Daifuku Co., Ltd.                                  165,158
                                                                39,000   Ebara Corp.                                        166,487
                                                                 7,900   Fanuc Ltd.                                         710,423
                                                                 5,000   Hino Motors Ltd.                                    29,130
                                                                   200   Hitachi Construction Machinery Co., Ltd.             4,820
                                                                84,000   Ishikawajima-Harima Heavy Industries
                                                                         Co., Ltd.                                          266,002
                                                                 7,300   JTEKT Corp.                                        141,128
                                                                32,000   The Japan Steel Works, Ltd.                        219,464
                                                                90,000   Kawasaki Heavy Industries Ltd.                     303,110
                                                                49,000   Komatsu Ltd.                                       975,156
                                                                44,000   Kubota Corp.                                       417,618
                                                                 2,800   Kurita Water Industries Ltd.                        57,560
                                                                23,000   Minebea Co., Ltd.                                  125,347
                                                               187,200   Mitsubishi Heavy Industries Ltd.                   808,965
                                                                46,000   Mitsui Engineering & Shipbuilding Co.,
                                                                         Ltd.                                               140,839
                                                                 9,000   NGK Insulators Ltd.                                105,341
                                                                14,000   NSK Ltd.                                           116,223
                                                                15,000   NTN Corp.                                          118,751

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                15,000   OKUMA Corp.                                 $      169,532
                                                                 2,500   SMC Corp.                                          354,066
                                                                30,000   Sumitomo Heavy Industries Ltd.                     277,654
                                                                 3,700   THK Co., Ltd.                                      110,370
                                                                                                                     --------------
                                                                                                                          6,107,424
                  -----------------------------------------------------------------------------------------------------------------
                  Marine - 0.2%                                 38,000   Kawasaki Kisen Kaisha Ltd.                         220,059
                                                                69,000   Mitsui OSK Lines Ltd.                              469,597
                                                                45,000   Nippon Yusen Kabushiki Kaisha                      292,875
                                                                                                                     --------------
                                                                                                                            982,531
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                     600   Asatsu-DK, Inc.                                     19,420
                                                                    86   Dentsu, Inc.                                       237,729
                                                                    58   Fuji Television Network, Inc.                      128,872
                                                                 4,600   Toho Co., Ltd.                                      91,948
                                                                 3,700   Tokyo Broadcasting System, Inc.                     89,170
                                                                                                                     --------------
                                                                                                                            567,139
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.8%                        26,000   DAIDO STEEL CO., LTD.                              204,243
                                                                 7,000   Dowa Mining Co., Ltd.                               61,969
                                                                30,300   JFE Holdings, Inc.                               1,285,527
                                                               125,000   Kobe Steel Ltd.                                    391,462
                                                                78,000   Mitsubishi Materials Corp.                         332,975
                                                                21,000   Mitsui Mining & Smelting Co., Ltd.                 123,999
                                                                 1,800   Nippon Light Metal Co., Ltd.                         4,928
                                                               332,000   Nippon Steel Corp.                               1,257,543
                                                                39,000   Nisshin Steel Co., Ltd.                            125,548
                                                               201,000   Sumitomo Metal Industries Ltd.                     829,917
                                                                36,000   Sumitomo Metal Mining Co., Ltd.                    469,860
                                                                 1,000   Sumitomo Titanium Corp.                            158,509
                                                                   100   Tokyo Steel Manufacturing Co., Ltd.                  2,191
                                                                                                                     --------------
                                                                                                                          5,248,671
                  -----------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.2%                        8,000   Daimaru, Inc.                                      106,093
                                                                 6,000   Hankyu Department Stores                            46,608
                                                                 9,700   Isetan Co., Ltd.                                   165,464
                                                                20,200   Marui Co., Ltd.                                    314,888
                                                                38,000   Mitsukoshi Ltd.                                    173,853
                                                                 1,700   Ryohin Keikaku Co., Ltd.                           139,492
                                                                19,000   Takashimaya Co., Ltd.                              238,674
                                                                                                                     --------------
                                                                                                                          1,185,072
                  -----------------------------------------------------------------------------------------------------------------
                  Office Electronics - 0.6%                     56,400   Canon, Inc.                                      2,767,826
                                                                24,000   Konica Minolta Holdings, Inc.                      303,372

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                34,000   Ricoh Co., Ltd.                             $      667,716
                                                                                                                     --------------
                                                                                                                          3,738,914
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.2%                32   Inpex Holdings, Inc. (a)                           282,728
                                                                49,500   Nippon Mining Holdings, Inc.                       416,993
                                                                78,000   Nippon Oil Corp.                                   570,424
                                                                 5,600   Showa Shell Sekiyu KK                               65,790
                                                                 9,000   TonenGeneral Sekiyu KK                              92,586
                                                                                                                     --------------
                                                                                                                          1,428,521
                  -----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.1%                    37   Nippon Paper Group, Inc.                           151,476
                                                                49,000   OJI Paper Co., Ltd.                                279,045
                                                                                                                     --------------
                                                                                                                            430,521
                  -----------------------------------------------------------------------------------------------------------------
                  Personal Products - 0.1%                       5,600   Aderans Co., Ltd.                                  151,371
                                                                14,000   Shiseido Co., Ltd.                                 274,942
                                                                                                                     --------------
                                                                                                                            426,313
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 1.1%                        29,700   Astellas Pharma, Inc.                            1,091,195
                                                                17,300   Chugai Pharmaceutical Co., Ltd.                    353,370
                                                                37,500   Daiichi Sankyo Co. Ltd.                          1,033,329
                                                                11,500   Eisai Co., Ltd.                                    518,086
                                                                10,000   Kaken Pharmaceutical Co., Ltd.                      75,143
                                                                11,000   Kyowa Hakko Kogyo Co., Ltd.                         74,190
                                                                 5,000   Santen Pharmaceutical Co., Ltd.                    118,751
                                                                22,000   Shionogi & Co., Ltd.                               392,599
                                                                 6,000   Taisho Pharmaceutical Co., Ltd.                    117,832
                                                                46,600   Takeda Pharmaceutical Co., Ltd.                  2,902,436
                                                                13,000   Tanabe Seiyaku Co., Ltd.                           160,119
                                                                                                                     --------------
                                                                                                                          6,837,050
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate Investment Trusts                     47   Japan Prime Realty Investment Corp.                141,434
                  (REITs) - 0.1%                                    13   Japan Real Estate Investment Corp.                 115,995
                                                                    12   Japan Retail Fund Investment Corp.                  94,476
                                                                    31   Nippon Building Fund, Inc.                         301,010
                                                                    21   Nomura Real Estate Office Fund, Inc.               166,435
                                                                                                                     --------------
                                                                                                                            819,350
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                         121   KK DaVinci Advisors (a)                            119,608
                  Development - 0.6%                             4,500   Leopalace21 Corp.                                  155,491
                                                                63,000   Mitsubishi Estate Co., Ltd.                      1,339,194
                                                                46,000   Mitsui Fudosan Co., Ltd.                           999,956
                                                                22,000   Sumitomo Realty & Development Co., Ltd.            542,711
                                                                21,000   Tokyo Tatemono Co., Ltd.                           225,220
                                                                24,000   Tokyu Land Corp.                                   187,062
                                                                                                                     --------------
                                                                                                                          3,569,242
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.7%                                87   Central Japan Railway Co.                   $      867,603
                                                                   183   East Japan Railway Co.                           1,360,714
                                                                14,000   Keihin Electric Express Railway Co., Ltd.           99,200
                                                                19,000   Keio Electric Railway Co., Ltd.                    123,160
                                                                34,000   Keisei Electric Railway Co., Ltd.                  192,136
                                                                67,000   Kintetsu Corp.                                     223,890
                                                                35,000   Nippon Express Co., Ltd.                           189,214
                                                                24,000   Odakyu Electric Railway Co., Ltd.                  154,940
                                                                13,000   Seino Holdings Corp.                               137,375
                                                                38,000   Tobu Railway Co., Ltd.                             181,498
                                                                40,000   Tokyu Corp.                                        233,740
                                                                    90   West Japan Railway Co.                             373,967
                                                                                                                     --------------
                                                                                                                          4,137,437
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor                 4,300   Advantest Corp.                                    438,595
                  Equipment - 0.4%                               4,100   Elpida Memory, Inc. (a)                            154,223
                                                                 1,300   NEC Electronics Corp. (a)                           41,736
                                                                 5,800   Rohm Co., Ltd.                                     519,040
                                                                11,000   Sanken Electric Co., Ltd.                          140,104
                                                                 2,700   Sumco Corp.                                        153,996
                                                                 9,900   Tokyo Electron Ltd.                                692,822
                                                                 3,500   Tokyo Seimitsu Co. Ltd.                            181,866
                                                                                                                     --------------
                                                                                                                          2,322,382
                  -----------------------------------------------------------------------------------------------------------------
                  Software - 0.2%                                4,000   Fuji Soft, Inc.                                    131,916
                                                                 3,600   Konami Corp.                                        79,517
                                                                 5,700   Nintendo Co., Ltd.                                 957,355
                                                                   900   Oracle Corp. Japan                                  42,120
                                                                 5,000   Trend Micro, Inc.                                  168,832
                                                                                                                     --------------
                                                                                                                          1,379,740
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.2%                        2,600   Aoyama Trading Co., Ltd.                            81,424
                                                                 4,100   Autobacs Seven Co., Ltd.                           178,612
                                                                 3,200   Fast Retailing Co., Ltd.                           261,733
                                                                    50   Nitori Co., Ltd.                                     2,436
                                                                 5,800   Shimachu Co., Ltd.                                 151,704
                                                                   600   Shimamura Co., Ltd.                                 65,818
                                                                   680   USS Co., Ltd.                                       44,970
                                                                 3,800   Yamada Denki Co., Ltd.                             387,928
                                                                                                                     --------------
                                                                                                                          1,174,625
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.1%       13,000   Asics Corp.                                        132,599
                                                                22,000   Gunze Ltd.                                         131,251
                                                                 1,000   Nisshinbo Industries, Inc.                          10,952
                                                                 7,000   Onward Kashiyama Co., Ltd.                         107,834

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                11,000   Tokyo Style Co., Ltd.                       $      130,963
                                                                 4,000   Toyobo Co., Ltd.                                    11,337
                                                                11,000   Wacoal  Holdings Corp.                             154,345
                                                                                                                     --------------
                                                                                                                            679,281
                  -----------------------------------------------------------------------------------------------------------------
                  Tobacco - 0.1%                                   249   Japan Tobacco, Inc.                                908,306
                  -----------------------------------------------------------------------------------------------------------------
                  Trading Companies & Distributors - 0.7%       72,000   Itochu Corp.                                       632,988
                                                                92,000   Marubeni Corp.                                     490,924
                                                                68,700   Mitsubishi Corp.                                 1,373,219
                                                                84,000   Mitsui & Co., Ltd.                               1,187,456
                                                                21,000   Sojitz Corp. (a)                                    83,034
                                                                48,000   Sumitomo Corp.                                     633,618
                                                                 7,000   Toyota Tsusho Corp.                                168,088
                                                                                                                     --------------
                                                                                                                          4,569,327
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%           2,000   Kamigumi Co., Ltd.                                  15,204
                                                                 7,000   Mitsubishi Logistics Corp.                         109,732
                                                                                                                     --------------
                                                                                                                            124,936
                  -----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication Services - 0.5%       107   KDDI Corp.                                         658,015
                                                                   889   NTT DoCoMo, Inc.                                 1,306,495
                                                                41,500   Softbank Corp.                                     931,177
                                                                                                                     --------------
                                                                                                                          2,895,687
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Japan                   139,092,253
- ---------------------------------------------------------------------------------------------------------------------------------
Luxembourg - 0.0% Personal Products - 0.0%                         183   Oriflame Cosmetics SA                                6,084
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Luxembourg                    6,084
- ---------------------------------------------------------------------------------------------------------------------------------
Netherlands -     Air Freight & Logistics - 0.1%                24,597   TNT NV                                             880,003
3.1%              -----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.1%                              11,236   Heineken NV                                        476,266
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.2%                              14,621   Akzo Nobel NV                                      788,192
                                                                 9,418   Koninklijke DSM NV                                 392,101
                                                                                                                     --------------
                                                                                                                          1,180,293
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.4%                       91,876   ABN AMRO Holding NV                              2,512,854
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.1%            124   Buhrmann NV                                          1,798
                                                                 1,033   Randstad Holdings NV                                60,548
                                                                14,134   Vedior NV                                          296,751
                                                                                                                     --------------
                                                                                                                            359,097
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.7%          5,748   Euronext NV                                        538,735
                                                                96,491   ING Groep NV CVA                                 3,791,436
                                                                                                                     --------------
                                                                                                                          4,330,171
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                100,293   Koninklijke KPN NV                               1,127,233
                  Services - 0.2%
                  -----------------------------------------------------------------------------------------------------------------
                  Energy Equipment & Services - 0.0%            10,642   SBM Offshore NV                                    283,580
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.1%               78,715   Koninklijke Ahold NV (a)                           683,411
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Food Products - 0.4%                           6,222   Royal Numico NV                             $      279,169
                                                                88,398   Unilever NV                                      2,004,036
                                                                                                                     --------------
                                                                                                                          2,283,205
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.3%                     68,487   Koninklijke Philips Electronics NV               2,139,370
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.0%                             3,472   Getronics NV                                        37,336
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.2%                              72,566   Aegon NV                                         1,240,563
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                  36,364   Reed Elsevier NV                                   546,806
                                                                12,035   Wolters Kluwer NV                                  284,228
                                                                                                                     --------------
                                                                                                                            831,034
                  -----------------------------------------------------------------------------------------------------------------
                  Office Electronics - 0.0%                        283   OCE NV                                               4,154
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate Investment Trusts                  1,615   Corio NV                                           100,423
                  (REITs) - 0.1%                                 3,893   Rodamco Europe NV                                  381,550
                                                                   353   Wereldhave NV                                       34,326
                                                                                                                     --------------
                                                                                                                            516,299
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor                30,227   ASML Holding NV (a)                                612,216
                  Equipment - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Trading Companies & Distributors - 0.0%        1,166   Hagemeyer NV (a)                                     5,382
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in the Netherlands          19,502,467
- ---------------------------------------------------------------------------------------------------------------------------------
New               Construction Materials - 0.0%                 19,230   Fletcher Building Ltd.                             107,359
Zealand - 0.1%    -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                 66,963   Telecom Corp. of New Zealand Ltd.                  165,064
                  Services - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.0%                     20,226   Contact Energy Ltd.                                 87,867
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.0%       41,926   Fisher & Paykel Healthcare Corp.                   110,255
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%           1,741   Sky City Ltd.                                        5,736
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.0%                     27,665   Fisher & Paykel Appliances Holdings Ltd.            77,816
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.0%                              10,253   Tower Ltd. (a)                                      21,520
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                     241   Sky Network Television Ltd.                            846
                  -----------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.0%                       14,918   Warehouse Group Ltd.                                45,147
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate Investment Trusts                    999   Kiwi Income Property Trust                             835
                  (REITs) - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%          58,991   Auckland International Airport Ltd.                 78,106
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in New Zealand                 700,551
- ---------------------------------------------------------------------------------------------------------------------------------
Norway - 0.8%     Airlines - 0.0%                                2,392   SAS AB (a)                                          24,410
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.0%                               8,050   Yara International ASA                             107,375
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.1%                       28,499   DNB NOR ASA                                        353,799
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.0%         23,129   Tomra Systems ASA                                  187,705
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.0%               14,741   Tandberg ASA                                       122,001
                                                                   357   Tandberg Television ASA (a)                          5,924
                                                                                                                     --------------
                                                                                                                            127,925
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                 15,595   Telenor ASA                                        188,591
                  Services - 0.1%                                8,600   Telenor ASA (b)                                    313,814
                                                                                                                     --------------
                                                                                                                            502,405
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Energy Equipment & Services - 0.1%             7,490   Acergy SA (a)                               $      114,048
                                                                16,804   Ocean RIG ASA (a)                                  118,011
                                                                 4,462   Petrojarl ASA (a)                                   29,400
                                                                 4,462   Petroleum Geo-Services ASA (a)                     251,689
                                                                    50   ProSafe ASA                                          3,053
                                                                 8,780   TGS Nopec Geophysical Co. ASA (a)                  155,208
                                                                                                                     --------------
                                                                                                                            671,409
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.1%                8,305   Orkla ASA                                          385,047
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.0%                              21,838   Storebrand ASA                                     225,483
                  -----------------------------------------------------------------------------------------------------------------
                  Marine - 0.0%                                     50   Stolt-Nielsen SA                                     1,173
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                   3,218   Schibsted ASA                                       85,846
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.4%            71,149   DET Norske Oljeselskap                             142,925
                                                                 3,194   Frontline Ltd.                                     119,340
                                                                41,651   Norsk Hydro ASA                                  1,104,428
                                                                37,007   Statoil ASA                                      1,049,679
                                                                                                                     --------------
                                                                                                                          2,416,372
                  -----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.0%                 3,197   Norske Skogindustrier ASA                           46,882
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Norway                    5,135,831
- ---------------------------------------------------------------------------------------------------------------------------------
Portugal - 0.3%   Commercial Banks - 0.1%                       23,822   Banco BPI SA                                       180,934
                                                                82,464   Banco Comercial Portugues SA Registered
                                                                         Shares                                             234,084
                                                                 9,325   Banco Espirito Santo SA Registered Shares          125,674
                                                                                                                     --------------
                                                                                                                            540,692
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.0%                 13,841   Cimpor Cimentos de Portugal SA                      92,206
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                 52,568   Portugal Telecom SGPS SA Registered Shares         634,524
                  Services - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.1%                     77,296   Energias de Portugal SA                            303,424
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.0%                3,659   Jeronimo Martins                                    62,459
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.0%               38,165   Sonae SGPS SA                                       57,096
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                   3,893   PT Multimedia Servicos de Telecomunicacoes
                                                                         e Multimedia SGPS SA                                45,049
                  -----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.0%                 2,587   Sonae Industria SGPS SA (a)                         22,262
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%           7,704   Brisa-Auto Estradas de Portugal SA Private
                                                                         Shares                                              80,382
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Portugal                  1,838,094
- ---------------------------------------------------------------------------------------------------------------------------------
Singapore - 0.8%  Aerospace & Defense - 0.0%                    52,213   Singapore Technologies Engineering Ltd.             95,422
                  -----------------------------------------------------------------------------------------------------------------
                  Air Freight & Logistics - 0.0%               127,954   Singapore Post Ltd.                                 87,388
                  -----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.0%                               17,582   Singapore Airlines Ltd.                            141,203
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.3%                       68,605   DBS Group Holdings Ltd.                            785,247
                                                               108,914   Oversea-Chinese Banking Corp.                      454,569
                                                                67,572   United Overseas Bank Ltd.                          666,597
                                                                                                                     --------------
                                                                                                                          1,906,413
                  -----------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals - 0.0%                 5,357   Creative Technology Ltd.                            29,811

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Distributors - 0.0%                            3,529   Jardine Cycle & Carriage Ltd.               $       22,316
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.0%         75,000   Singapore Exchange Ltd.                            166,946
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                332,771   Singapore Telecommunications Ltd.                  532,400
                  Services - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Electronic Equipment & Instruments - 0.0%      5,000   Venture Corp. Ltd.                                  33,516
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Providers & Services - 0.0%       76,000   Parkway Holdings Ltd.                              118,709
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%          27,535   City Developments Ltd.                             162,805
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.1%               20,675   Fraser and Neave Ltd.                               52,297
                                                                 1,766   Haw Par Corp. Ltd.                                   6,366
                                                                37,914   Keppel Corp. Ltd.                                  352,443
                                                                23,590   SembCorp Industries Ltd.                            48,333
                                                                                                                     --------------
                                                                                                                            459,439
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.1%                              96,427   SembCorp Marine Ltd.                               182,933
                  -----------------------------------------------------------------------------------------------------------------
                  Marine - 0.0%                                 92,002   Cosco Corp. (Singapore) Ltd.                        73,306
                                                                 1,200   Neptune Orient Lines Ltd.                            1,374
                                                                                                                     --------------
                                                                                                                             74,680
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                  81,316   Singapore Press Holdings Ltd.                      211,858
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.0%               194   Singapore Petroleum Co. Ltd.                           620
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate Investment Trusts                  1,152   Ascendas Real Estate Investment Trust                1,399
                  (REITs) - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                      90,833   CapitaLand Ltd.                                    258,481
                  Development - 0.1%                             2,182   Keppel Land Ltd.                                     5,575
                                                                 7,457   UOL Group Ltd.                                      13,487
                                                                83,100   Wing Tai Holdings Ltd.                              74,621
                                                                                                                     --------------
                                                                                                                            352,164
                  -----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.0%                            95,816   ComfortDelgro Corp. Ltd.                            92,705
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor                82,002   Chartered Semiconductor Manufacturing
                  Equipment - 0.0%                                       Ltd. (a)                                            70,005
                                                                 1,120   Chartered Semiconductor Manufacturing
                                                                         Ltd. (a)(b)                                          9,744
                                                                 2,000   STATS ChipPAC Ltd. (a)                               1,258
                                                                                                                     --------------
                                                                                                                             81,007
                  -----------------------------------------------------------------------------------------------------------------
                  Trading Companies & Distributors - 0.0%        1,100   Noble Group Ltd.                                       758
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Singapore                 4,754,492
- ---------------------------------------------------------------------------------------------------------------------------------
Spain - 3.6%      Airlines - 0.0%                               29,434   Iberia Lineas Aereas de Espana                      76,025
                  -----------------------------------------------------------------------------------------------------------------
                  Biotechnology - 0.0%                          13,970   Zeltia SA                                          102,711
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 1.4%                      181,006   Banco Bilbao Vizcaya Argentaria SA               3,721,632
                                                                50,064   Banco Popular Espanol SA                           745,772
                                                               306,300   Banco Santander Central Hispano SA               4,472,676
                                                                                                                     --------------
                                                                                                                          8,940,080
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.2%             15,679   ACS Actividades de Construccion y
                                                                         Servicios, SA                                      653,768
                                                                 1,045   Acciona SA                                         162,281
                                                                 2,241   Fomento de Construcciones y Contratas SA           170,352

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                 3,188   Grupo Ferrovial SA                          $      243,359
                                                                 4,680   Sacyr Vallehermoso SA                              156,365
                                                                                                                     --------------
                                                                                                                          1,386,125
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                233,917   Telefonica SA                                    3,894,280
                  Services - 0.6%                                1,124   Telefonica SA (b)                                   55,908
                                                                                                                     --------------
                                                                                                                          3,950,188
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.6%                     51,526   Endesa SA                                        1,791,389
                                                                44,099   Iberdrola SA                                     1,518,516
                                                                 5,815   Union Fenosa SA                                    224,995
                                                                                                                     --------------
                                                                                                                          3,534,900
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.1%                   11,492   Gamesa Corp. Tecnologica SA                        246,277
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.0%                             265   Azucarera Ebro Agricolas, SA                         5,438
                  -----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.0%                           7,017   Gas Natural SDG SA                                 214,170
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%           7,075   NH Hoteles SA                                      126,832
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.0%                            10,794   Indra Sistemas SA                                  211,858
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.0%                               7,569   Corporacion Mapfre SA                              139,656
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                   6,197   Antena 3 de Television SA                          141,520
                                                                   240   Promotora de Informaciones SA                        3,851
                                                                   513   Sogecable SA (a)                                    14,752
                                                                10,099   Telefonica Publicidad e Informacion, SA            109,375
                                                                                                                     --------------
                                                                                                                            269,498
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.0%                        10,180   Acerinox SA                                        176,507
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.2%            50,685   Repsol YPF SA                                    1,451,069
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                         134   Inmobiliaria Colonial SA                            10,640
                  Development - 0.1%                             3,249   Metrovacesa SA                                     293,298
                                                                                                                     --------------
                                                                                                                            303,938
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.1%                        9,564   Inditex SA                                         403,315
                  -----------------------------------------------------------------------------------------------------------------
                  Tobacco - 0.1%                                15,811   Altadis SA                                         747,215
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.1%           7,073   Abertis Infraestructuras SA                        165,604
                                                                 6,540   Cintra Concesiones de Infraestructuras de
                                                                         Transporte SA                                       85,464
                                                                                                                     --------------
                                                                                                                            251,068
                  -----------------------------------------------------------------------------------------------------------------
                  Water Utilities - 0.0%                         3,213   Sociedad General de Aguas de Barcelona SA
                                                                         Class A                                             89,274
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Spain                    22,626,144
- ---------------------------------------------------------------------------------------------------------------------------------
Sweden - 2.1%     Airlines - 0.0%                                1,617   SAS AB (a)                                          17,047
                  -----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.1%                      20,377   Assa Abloy AB B                                    342,283
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.0%                         6,838   D Carnegie AB                                      125,303
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.4%                      111,951   Nordea Bank AB                                   1,336,552
                                                                28,753   Skandinaviska Enskilda Banken AB Class A           684,552

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                26,612   Svenska Handelsbanken Class A               $      685,300
                                                                                                                     --------------
                                                                                                                          2,706,404
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.1%         23,048   Securitas AB                                       441,542
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.4%              714,376   Telefonaktiebolaget LM Ericsson                  2,360,279
                                                                 1,307   Telefonaktiebolaget LM Ericsson (b)                 43,183
                                                                                                                     --------------
                                                                                                                          2,403,462
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%             17,205   Skanska AB Class B                                 265,117
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.0%          1,210   OMHEX AB                                            21,669
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                 17,466   Tele2 AB                                           176,395
                  Services - 0.1%                               50,260   TeliaSonera AB                                     285,368
                                                                                                                     --------------
                                                                                                                            461,763
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.0%                   20   Axfood AB                                              575
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.0%        7,749   Elekta AB                                          131,240
                                                                 2,520   Getinge AB Class B                                  42,854
                                                                                                                     --------------
                                                                                                                            174,094
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Providers & Services - 0.0%          234   Capio AB (a)                                         4,190
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.1%                     17,768   Electrolux AB Series B                             256,526
                                                                17,771   Husqvarna AB (a)                                   214,013
                                                                                                                     --------------
                                                                                                                            470,539
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.0%                             4,686   WM-data AB Class B                                  14,442
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.5%                               5,467   Alfa Laval AB                                      163,552
                                                                19,849   Atlas Copco AB Class A                             551,097
                                                                 7,616   Atlas Copco AB Class B                             197,710
                                                                25,500   SKF AB Class B                                     401,787
                                                                58,095   Sandvik AB                                         675,445
                                                                 3,346   Scania AB Class B                                  151,891
                                                                 6,544   Trelleborg AB Class B                              111,740
                                                                 3,680   Volvo AB Class A                                   177,271
                                                                11,529   Volvo AB Class B                                   566,571
                                                                                                                     --------------
                                                                                                                          2,997,064
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                  16,001   Eniro AB                                           168,263
                                                                 2,610   Modern Times Group AB                              137,141
                                                                 2,610   Modern Times Group AB (a)                            8,928
                                                                                                                     --------------
                                                                                                                            314,332
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.1%                        10,010   Boliden AB                                         184,124
                                                                 2,520   Hoganas AB                                          62,620
                                                                 5,201   Ssab Svenskt Stal AB                               103,609
                                                                                                                     --------------
                                                                                                                            350,353
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.0%               502   Lundin Petroleum AB (a)                              6,080
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.1%                 6,721   Billerud AB                                 $       89,104
                                                                   945   Holmen AB Class B                                   38,175
                                                                12,430   Svenska Cellulosa AB                               513,355
                                                                                                                     --------------
                                                                                                                            640,634
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                         373   Castellum AB                                         3,819
                  Development - 0.0%                               218   Fabege AB                                            4,055
                                                                 4,619   Kungsleden AB                                       54,183
                                                                 6,283   Wihlborgs Fastigheter AB                           108,155
                                                                                                                     --------------
                                                                                                                            170,212
                  -----------------------------------------------------------------------------------------------------------------
                  Software - 0.0%                               37,000   Telelogic AB (a)                                    82,183
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.2%                       26,180   Hennes & Mauritz AB B Shares                     1,013,989
                  -----------------------------------------------------------------------------------------------------------------
                  Tobacco - 0.0%                                18,950   Swedish Match AB                                   305,159
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Sweden                   13,328,436
- ---------------------------------------------------------------------------------------------------------------------------------
Switzerland -     Auto Components - 0.0%                            16   Rieter Holding AG                                    6,139
6.4%              -----------------------------------------------------------------------------------------------------------------
                  Biotechnology - 0.1%                             437   Serono SA                                          301,262
                  -----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.0%                         139   Geberit AG Registered Shares                       160,446
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 1.5%                        63,432   Credit Suisse Group                              3,541,836
                                                                55,029   UBS AG Registered Shares                         6,019,499
                                                                                                                     --------------
                                                                                                                          9,561,335
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.2%                               5,361   Ciba Specialty Chemicals AG Registered
                                                                         Shares                                             298,247
                                                                 8,419   Clariant AG                                        119,241
                                                                   164   Givaudan                                           128,857
                                                                 1,964   Lonza Group AG Registered Shares                   134,434
                                                                 6,516   Syngenta AG                                        864,367
                                                                                                                     --------------
                                                                                                                          1,545,146
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.1%          8,170   Adecco SA Registered Shares                        482,197
                                                                   171   SGS SA                                             161,927
                                                                                                                     --------------
                                                                                                                            644,124
                  -----------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals - 0.0%                 3,533   Logitech International SA (a)                      136,129
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.1%                 11,481   Holcim Ltd.                                        878,179
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                  1,193   Swisscom AG                                        391,986
                  Services - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.2%                  101,024   ABB Ltd.                                         1,311,250
                  -----------------------------------------------------------------------------------------------------------------
                  Electronic Equipment & Instruments - 0.0%      1,880   Kudelski SA                                         45,350
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 1.1%                          21,394   Nestle SA Registered Shares                      6,706,364
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.1%        1,521   Nobel Biocare Holding AG                           360,384
                                                                 2,121   Phonak Holding AG Registered Shares                132,368
                                                                   101   Straumann Holding AG Registered Shares              25,703
                                                                 1,834   Synthes, Inc.                                      220,829
                                                                                                                     --------------
                                                                                                                            739,284
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%               8   Kuoni Reisen Holding AG Registered Shares   $        4,480
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.5%                              18,933   Swiss Reinsurance Registered Shares              1,320,673
                                                                 7,226   Zurich Financial Services AG                     1,580,872
                                                                                                                     --------------
                                                                                                                          2,901,545
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.0%                                 664   SIG Holding AG Registered Shares                   145,809
                                                                   142   Schindler Holding AG                                 7,355
                                                                   212   Sulzer AG                                          158,524
                                                                                                                     --------------
                                                                                                                            311,688
                  -----------------------------------------------------------------------------------------------------------------
                  Marine - 0.0%                                  2,295   Kuehne & Nagel International AG                    166,739
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 2.1%                       123,337   Novartis AG Registered Shares                    6,665,232
                                                                37,298   Roche Holding AG                                 6,153,409
                                                                                                                     --------------
                                                                                                                         12,818,641
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                       1,750   PSP Swiss Property AG                               90,286
                  Development - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor                 1,096   Micronas Semiconductor Holding AG
                  Equipment - 0.1%                                       Registered Shares                                   29,525
                                                                   641   Unaxis Holding AG                                  177,910
                                                                                                                     --------------
                                                                                                                            207,435
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.2%       25,736   Compagnie Financiere Richemont AG                1,176,503
                                                                 1,364   The Swatch Group Ltd. Bearer Shares                229,931
                                                                 1,347   The Swatch Group Ltd. Registered Shares             46,953
                                                                                                                     --------------
                                                                                                                          1,453,387
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Switzerland              40,381,195
- ---------------------------------------------------------------------------------------------------------------------------------
United            Aerospace & Defense - 0.3%                   176,092   BAE Systems Plc                                  1,204,247
Kingdom - 22.8%                                                 33,228   Cobham Plc                                         102,633
                                                                21,337   Meggitt Plc                                        125,989
                                                                91,898   Rolls-Royce Group Plc                              703,678
                                                                                                                     --------------
                                                                                                                          2,136,547
                  -----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.1%                               45,599   British Airways Plc (a)                            289,068
                  -----------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.0%                        25,737   GKN Plc                                            129,954
                  -----------------------------------------------------------------------------------------------------------------
                  Automobiles - 0.0%                             1,025   TI Automotive Ltd. A (a)                                 0
                  -----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.6%                             153,488   Diageo Plc                                       2,581,932
                                                                43,030   SABMiller Plc                                      775,570
                                                                44,800   Scottish & Newcastle Plc                           422,380
                                                                                                                     --------------
                                                                                                                          3,779,882
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.3%                        25,440   3i Group Plc                                       424,180
                                                                49,741   Amvescap Plc                                       455,624
                                                                 2,707   Close Brothers Group Plc                            45,612
                                                                 5,488   Collins Stewart Hldgs PLC                           77,041
                                                                11,924   ICAP Plc                                           109,830

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                 2,082   Investec Plc                                $       99,350
                                                                17,882   Man Group Plc                                      842,720
                                                                 3,844   Schroders Plc                                       71,808
                                                                                                                     --------------
                                                                                                                          2,126,165
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.2%                              33,130   BOC Group Plc                                      968,771
                                                                51,891   Imperial Chemical Industries Plc                   348,391
                                                                 7,957   Johnson Matthey Plc                                195,294
                                                                                                                     --------------
                                                                                                                          1,512,456
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 4.2%                      346,680   Barclays Plc                                     3,940,201
                                                               204,250   HBOS Plc                                         3,551,057
                                                               594,963   HSBC Holdings Plc                               10,470,477
                                                               301,627   Lloyds TSB Group Plc                             2,965,113
                                                               164,849   Royal Bank of Scotland Group Plc                 5,421,080
                                                                                                                     --------------
                                                                                                                         26,347,928
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.2%            580   Aggreko Plc                                          3,081
                                                                40,938   Brambles Industries Plc                            325,584
                                                                24,329   Capita Group Plc                                   207,665
                                                                   424   Davis Service Group Plc                              3,700
                                                                   368   De La Rue Plc                                        3,720
                                                                28,394   Group 4 Securicor Plc                               88,096
                                                                62,856   Hays Plc                                           156,945
                                                                 1,536   Intertek Group Plc                                  19,886
                                                               117,019   Rentokil Initial Plc                               337,636
                                                                 3,289   Serco Group Plc                                     19,466
                                                                                                                     --------------
                                                                                                                          1,165,779
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.1%                9,765   CSR Plc (a)                                        227,568
                                                                     1   Telent Plc                                              10
                                                                                                                     --------------
                                                                                                                            227,578
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%             11,218   Amec Plc                                            66,032
                                                                22,845   Balfour Beatty Plc                                 145,140
                                                                                                                     --------------
                                                                                                                            211,172
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.1%                 41,601   Hanson Plc                                         505,134
                  -----------------------------------------------------------------------------------------------------------------
                  Consumer Finance - 0.0%                        7,372   Cattles Plc                                         44,893
                                                                12,919   Provident Financial Plc                            146,951
                                                                                                                     --------------
                                                                                                                            191,844
                  -----------------------------------------------------------------------------------------------------------------
                  Containers & Packaging - 0.1%                 30,771   Rexam Plc                                          300,499
                  -----------------------------------------------------------------------------------------------------------------
                  Distributors - 0.0%                           10,537   Inchcape Plc                                        92,085
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.1%         17,150   London Stock Exchange Group Plc                    360,973
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                455,650   BT Group Plc                                     2,016,281
                  Services - 0.4%

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                               145,013   Cable & Wireless Plc                        $      308,441
                                                                                                                     --------------
                                                                                                                          2,324,722
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.3%                     46,956   Scottish & Southern Energy Plc                     999,618
                                                                70,387   Scottish Power Plc                                 758,977
                                                                   788   Scottish Power Plc (b)                              33,994
                                                                                                                     --------------
                                                                                                                          1,792,589
                  -----------------------------------------------------------------------------------------------------------------
                  Electronic Equipment & Instruments - 0.0%     17,536   Electrocomponents Plc                               75,165
                                                                 4,873   Premier Farnell Plc                                 15,975
                                                                                                                     --------------
                                                                                                                             91,140
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.6%               31,083   Boots Group Plc                                    442,384
                                                                90,508   J Sainsbury Plc                                    559,952
                                                               398,904   Tesco Plc                                        2,464,238
                                                                                                                     --------------
                                                                                                                          3,466,574
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.4%                         117,300   Cadbury Schweppes Plc                            1,131,410
                                                                23,044   Tate & Lyle Plc                                    258,071
                                                                59,402   Unilever Plc                                     1,335,982
                                                                                                                     --------------
                                                                                                                          2,725,463
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.1%        3,701   SSL International Plc                               20,347
                                                                64,393   Smith & Nephew Plc                                 496,045
                                                                                                                     --------------
                                                                                                                            516,392
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Providers & Services - 0.0%        7,115   Alliance Unichem Plc                               134,491
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.5%           8,427   Carnival Plc                                       343,364
                                                               130,207   Compass Group Plc                                  631,564
                                                                13,556   Enterprise Inns Plc                                237,688
                                                                   526   First Choice Holidays Plc                            2,225
                                                                22,052   Intercontinental Hotels Group Plc                  385,638
                                                                40,108   Ladbrokes Plc                                      302,292
                                                                34,218   Mitchells & Butlers Plc                            326,250
                                                                 6,689   Punch Taverns Plc                                  108,252
                                                                20,616   Rank Group Plc                                      76,070
                                                                11,261   Sportingbet Plc                                     81,958
                                                                15,250   Whitbread Plc                                      328,874
                                                                26,415   William Hill Plc                                   306,083
                                                                                                                     --------------
                                                                                                                          3,130,258
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.2%                     13,853   Barratt Developments  Plc                          242,896
                                                                   850   Bellway Plc                                         18,237
                                                                 2,757   Berkeley Group Holdings Plc                         61,854
                                                                   122   Bovis Homes Group Plc                                1,812

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                17,405   Persimmon Plc                               $      397,244
                                                                42,300   Taylor Woodrow Plc                                 261,309
                                                                33,251   Wimpey George Plc                                  279,670
                                                                                                                     --------------
                                                                                                                          1,263,022
                  -----------------------------------------------------------------------------------------------------------------
                  Household Products - 0.2%                     35,555   Reckitt Benckiser Plc                            1,328,372
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.0%                            43,029   LogicaCMG Plc                                      138,875
                  -----------------------------------------------------------------------------------------------------------------
                  Independent Power Producers & Energy          77,818   International Power Plc                            409,478
                  Traders - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.2%               17,683   Cookson Group Plc                                  171,787
                                                                37,131   Smiths Group Plc                                   611,902
                                                                40,930   Tomkins Plc                                        217,834
                                                                                                                     --------------
                                                                                                                          1,001,523
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.9%                             115,816   Aviva Plc                                        1,639,765
                                                               112,244   Friends Provident Plc                              371,088
                                                               372,927   Legal & General Group Plc                          884,604
                                                               295,614   Old Mutual Plc                                     892,577
                                                               132,791   Prudential Plc                                   1,500,644
                                                                   252   Resolution Plc                                       3,123
                                                               104,732   Royal & Sun Alliance Insurance Group               260,537
                                                                                                                     --------------
                                                                                                                          5,552,338
                  -----------------------------------------------------------------------------------------------------------------
                  Internet & Catalog Retail - 0.1%              50,067   GUS Plc                                            894,533
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.1%                              10,160   FKI Plc                                             20,107
                                                                11,145   IMI Plc                                            102,912
                                                               206,656   Invensys Plc (a)                                    73,578
                                                                                                                     --------------
                                                                                                                            196,597
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.8%                                  74,833   Aegis Group Plc                                    180,276
                                                                69,702   British Sky Broadcasting Plc                       739,344
                                                                10,334   Daily Mail & General Trust                         117,356
                                                                62,341   EMI Group Plc                                      350,234
                                                                 9,395   Emap Plc                                           147,962
                                                               217,260   ITV Plc                                            433,982
                                                                43,313   Pearson Plc                                        590,009
                                                                66,943   Reed Elsevier Plc                                  676,029
                                                                86,174   Reuters Group Plc                                  613,627
                                                                10,641   Trinity Mirror Plc                                  96,044
                                                                14,647   United Business Media Plc                          175,411
                                                                72,180   WPP Group Plc                                      873,764
                                                                32,669   Yell Group Plc                                     309,065
                                                                                                                     --------------
                                                                                                                          5,303,103
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 1.5%                        72,979   Anglo American Plc                               2,993,830
                                                               133,948   BHP Billiton Plc                                 2,598,839

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                36,160   Corus Group Plc                             $      305,305
                                                                56,351   Rio Tinto Plc Registered Shares                  2,979,775
                                                                21,955   Xstrata Plc                                        832,444
                                                                                                                     --------------
                                                                                                                          9,710,193
                  -----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.5%                       215,405   Centrica Plc                                     1,136,447
                                                               153,874   National Grid Plc                                1,664,903
                                                                52,179   United Utilities Plc                               619,099
                                                                                                                     --------------
                                                                                                                          3,420,449
                  -----------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.2%                       92,673   Marks & Spencer Group Plc                        1,006,141
                                                                15,229   Next Plc                                           459,684
                                                                                                                     --------------
                                                                                                                          1,465,825
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 4.3%           193,718   BG Group Plc                                     2,588,663
                                                             1,068,495   BP Plc                                          12,460,209
                                                                 3,749   BP Plc (b)                                         260,968
                                                               204,390   Royal Dutch Shell Plc                            6,880,164
                                                               143,015   Royal Dutch Shell Plc Class B                    5,001,967
                                                                                                                     --------------
                                                                                                                         27,191,971
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 2.2%                        84,007   AstraZeneca Plc                                  5,071,464
                                                               304,144   GlaxoSmithKline Plc                              8,499,854
                                                                   800   GlaxoSmithKline Plc (b)                             44,640
                                                                                                                     --------------
                                                                                                                         13,615,958
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                      30,459   British Land Co. Plc                               711,519
                  Development - 0.4%                               369   Brixton Plc                                          3,271
                                                                   231   Great Portland Estates Plc                           2,136
                                                                18,654   Hammerson Plc                                      408,499
                                                                26,877   Land Securities Group Plc                          891,807
                                                                 9,622   Liberty International Plc                          189,532
                                                                17,134   Slough Estates Plc                                 193,786
                                                                                                                     --------------
                                                                                                                          2,400,550
                  -----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.1%                             7,097   Arriva Plc                                          78,298
                                                                16,088   Firstgroup Plc                                     139,554
                                                                 8,934   National Express Group Plc                         146,733
                                                                30,764   Stagecoach Group Plc                                65,577
                                                                                                                     --------------
                                                                                                                            430,162
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor                77,662   ARM Holdings Plc                                   162,673
                  Equipment - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Software - 0.1%                               21,202   Misys Plc                                           84,311
                                                                61,121   Sage Group Plc                                     260,855
                                                                                                                     --------------
                                                                                                                            345,166
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.2%                       70,155   DSG International Plc                              247,833

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Common Stocks                                   Value
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                45,858   HMV Group Plc                               $      145,885
                                                                49,782   Kesa Electricals Plc                               266,096
                                                               141,072   Kingfisher Plc                                     622,296
                                                                24,803   MFI Furniture Plc                                   49,545
                                                                76,918   Signet Group Plc                                   136,574
                                                                 2,126   Travis Perkins Plc                                  59,494
                                                                                                                     --------------
                                                                                                                          1,527,723
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.1%       39,914   Burberry Group Plc                                 317,440
                  -----------------------------------------------------------------------------------------------------------------
                  Tobacco - 0.6%                                79,342   British American Tobacco Plc                     1,998,702
                                                                39,420   Gallaher Group Plc                                 616,086
                                                                39,269   Imperial Tobacco Group Plc                       1,212,199
                                                                                                                     --------------
                                                                                                                          3,826,987
                  -----------------------------------------------------------------------------------------------------------------
                  Trading Companies & Distributors - 0.1%       19,858   Bunzl Plc                                          226,799
                                                                30,646   Wolseley Plc                                       676,211
                                                                                                                     --------------
                                                                                                                            903,010
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.1%          11,119   Associated British Ports Holdings Plc              185,704
                                                                11,599   BBA Group Plc                                       56,690
                                                                                                                     --------------
                                                                                                                            242,394
                  -----------------------------------------------------------------------------------------------------------------
                  Water Utilities - 0.1%                        14,810   Kelda Group Plc                                    209,685
                                                                19,122   Severn Trent Plc                                   413,797
                                                                                                                     --------------
                                                                                                                            623,482
                  -----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication                 3,120,505   Vodafone Group Plc                               6,651,714
                  Services - 1.1%                                4,178   Vodafone Group Plc (b)                              88,991
                                                                                                                     --------------
                                                                                                                          6,740,705
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in the United Kingdom      142,571,222
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks
                                                                         (Cost - $440,955,183) - 92.4%                  579,173,876
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                         Exchange-Traded Funds
- ---------------------------------------------------------------------------------------------------------------------------------
United            Diversified Financial Services - 3.0%        284,277   iShares MSCI EAFE Index Fund                    18,537,703
States - 3.0%     -----------------------------------------------------------------------------------------------------------------
                                                                         Total Exchange-Traded Funds
                                                                         (Cost - $17,644,632) - 3.0%                     18,537,703
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                         Preferred Stocks
- ---------------------------------------------------------------------------------------------------------------------------------
Germany - 0.2%    Automobiles - 0.1%                               497   Porsche AG                                         480,287
                                                                 5,058   Volkswagen AG, 4.35%                               255,464
                                                                                                                     --------------
                                                                                                                            735,751
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.1%                               2,695   Henkel KGaA, 1.75%                                 307,933
                  -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

                                                                Shares
Country           Industry                                        Held   Preferred Stocks                                Value
- ---------------------------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                   5,011   ProSieben SAT.1 Media AG, 2.24%             $      125,136
                  -----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.0%                         1,869   RWE AG, 3.50%                                      140,736
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Preferred Stocks
                                                                         (Cost - $821,955) - 0.2%                         1,309,556
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                         Rights
- ---------------------------------------------------------------------------------------------------------------------------------
Germany - 0.0%    Chemicals - 0.0%                               5,481   Linde AG (e)                                        21,165
                  -----------------------------------------------------------------------------------------------------------------
                                                                         Total Rights in Germany                             21,165
- ---------------------------------------------------------------------------------------------------------------------------------
United            Machinery - 0.0%                              85,905   Invensys Plc (e)                                     6,435
Kingdom - 0.0%    -----------------------------------------------------------------------------------------------------------------
                                                                         Total Rights in the United Kingdom                   6,435
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                         Total Rights (Cost - $0) - 0.0%                     27,600
- ---------------------------------------------------------------------------------------------------------------------------------

                                                            Beneficial
                                                              Interest   Short-Term Securities
- ---------------------------------------------------------------------------------------------------------------------------------
                                                      USD   12,041,829   Merrill Lynch Liquidity Series, LLC
                                                                           Cash Sweep Series I, 4.78% (c)(d)             12,041,829
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                         Total Short-Term Securities
                                                                         (Cost - $12,041,829) - 1.9%                     12,041,829
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                         Total Investments
                                                                         (Cost - $471,463,599*) - 97.5%                 611,090,564

                                                                         Other Assets Less Liabilities - 2.5%            15,502,170
                                                                                                                     --------------
                                                                         Net Assets - 100.0%                         $  626,592,734
                                                                                                                     ==============

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                              $ 476,995,253
                                                                  =============
      Gross unrealized appreciation                               $ 143,003,774
      Gross unrealized depreciation                                 (8,908,463)
                                                                  -------------
      Net unrealized appreciation                                 $ 134,095,311
                                                                  =============

(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ----------------------------------------------------------------------------------------------------------
                                                                                        Net             Interest
      Affiliate                                                                       Activity           Income
      ----------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I                       $ (8,287,046)       $ 358,356
      ----------------------------------------------------------------------------------------------------------

(d)   Represents the current yield as of 6/30/2006.
(e)   The rights may be exercised until 7/07/2006.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series' management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

Master International Index Series
Schedule of Investments as of June 30, 2006                    (in U.S. Dollars)

o     Financial futures contracts purchased as of June 30, 2006 were as follows:

      ----------------------------------------------------------------------------------------------------------------------------
      Number of                                                                 Expiration                              Unrealized
      Contracts        Issue                             Exchange                  Date               Face Value      Appreciation
      ----------------------------------------------------------------------------------------------------------------------------
       15              Hang Seng Index Future            Hong Kong                July 2006           $ 1,531,094         $  44,514
       63              OMX Stock Index Future            Stockholm                July 2006           $   801,261            36,369
        2              DAX Index 25 Euro Future          Eurex                 September 2006         $   355,419            10,693
      114              DJ Euro Stoxx 50                  Eurex                 September 2006         $ 5,102,330           235,658
       36              FTSE 100 Index Future             LIFFE                 September 2006         $ 3,773,687           104,834
        1              S&P/MIB Index Future              Eurex                 September 2006         $   230,699             3,749
       28              SPI 200 Index Future              Sydney                September 2006         $ 2,543,440            98,482
       73              TOPIX Index Future                Tokyo                 September 2006         $ 9,816,395           333,935
      ----------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation - Net                                                                                 $ 868,234
                                                                                                                          =========

o Forward foreign exchange contracts purchased as of June 30, 2006 were as follows:

      ----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Unrealized
      Foreign Currency                      Settlement                                                                Appreciation
      Purchased                                Date                                                                 (Depreciation)
      ----------------------------------------------------------------------------------------------------------------------------
      AUD           3,222,700               August 2006                                                                $  (56,513)
      CHF           4,526,600               August 2006                                                                   (17,435)
      EUR          13,231,800               August 2006                                                                    18,608
      GBP           5,051,600               August 2006                                                                   (41,744)
      HKD           3,680,000               August 2006                                                                    (1,142)
      JPY       1,630,758,700               August 2006                                                                  (372,110)
      SEK           8,668,900               August 2006                                                                    11,550
      SGD              80,800               August 2006                                                                       150
      ----------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange
      Contracts - Net (USD Commitment - $48,976,148)                                                                   $ (458,636)
                                                                                                                       ==========

o Forward foreign exchange contracts sold as of June 30, 2006 were as follows:

      ----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Unrealized
      Foreign Currency                      Settlement                                                                Appreciation
      Sold                                     Date                                                                  (Depreciation)
      ----------------------------------------------------------------------------------------------------------------------------
      AUD         2,240,900                 August 2006                                                                  $  32,899
      CHF         3,092,500                 August 2006                                                                     28,178
      EUR         8,444,400                 August 2006                                                                    (10,655)
      GBP         4,177,200                 August 2006                                                                     81,067
      HKD         3,680,000                 August 2006                                                                        808
      JPY       979,262,000                 August 2006                                                                    266,062
      SEK         5,478,000                 August 2006                                                                    (14,060)
      SGD            80,800                 August 2006                                                                       (145)
      ----------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign Exchange
      Contracts - Net (USD Commitment - $33,057,761)                                                                     $ 384,154
                                                                                                                         =========

Master International Index Series
Schedule of Investments as of June 30, 2006

o     Currency Abbreviations:

      AUD    Australian Dollar
      CHF    Swiss Franc
      EUR    Euro
      GBP    British Pound
      HKD    Hong Kong Dollar
      JPY    Japanese Yen
      SEK    Swedish Krona
      SGD    Singapore Dollar
      USD    U.S. Dollar

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
Advertising Agencies - 0.6%                              14,100  24/7 Real Media, Inc. (a)                            $    123,798
                                                         11,935  Advo, Inc.                                                293,720
                                                         25,400  aQuantive, Inc. (a)                                       643,382
                                                         15,400  Catalina Marketing Corp.                                  438,284
                                                         10,900  inVentiv Health, Inc. (a)                                 313,702
                                                          6,500  Marchex, Inc. Class B (a)(e)                              106,795
                                                         15,900  Valassis Communications, Inc. (a)                         375,081
                                                         34,300  ValueClick, Inc. (a)                                      526,505
                                                                                                                      ------------
                                                                                                                         2,821,267
- --------------------------------------------------------------------------------------------------------------------------------
Aerospace - 0.5%                                          5,800  ARGON ST, Inc. (a)                                        154,454
                                                         16,968  Curtiss-Wright Corp.                                      523,972
                                                          8,726  Heico Corp.                                               247,382
                                                          5,500  K&F Industries Holdings, Inc. (a)                          97,515
                                                          5,900  Ladish Co., Inc. (a)                                      221,073
                                                          3,400  MTC Technologies, Inc. (a)                                 80,342
                                                         12,213  Moog, Inc. Class A (a)                                    417,929
                                                         18,335  Orbital Sciences Corp. (a)                                295,927
                                                         10,934  Teledyne Technologies, Inc. (a)                           358,198
                                                          2,200  TransDigm Group, Inc. (a)                                  52,690
                                                          4,000  United Industrial Corp.                                   181,000
                                                                                                                      ------------
                                                                                                                         2,630,482
- --------------------------------------------------------------------------------------------------------------------------------
Agriculture, Fishing & Ranching - 0.2%                    1,300  Alico, Inc.                                                71,643
                                                          5,200  The Andersons, Inc.                                       216,372
                                                         13,128  Delta & Pine Land Co.                                     385,963
                                                         20,600  Gold Kist, Inc. (a)                                       275,422
                                                                                                                      ------------
                                                                                                                           949,400
- --------------------------------------------------------------------------------------------------------------------------------
Air Transport - 1.0%                                     12,168  AAR Corp. (a)                                             270,495
                                                         17,300  ABX Air, Inc. (a)                                         104,492
                                                         29,720  AirTran Holdings, Inc. (a)                                441,639
                                                         13,199  Alaska Air Group, Inc. (a)                                520,305
                                                          8,200  Atlas Air Worldwide Holdings, Inc. (a)                    402,128
                                                         11,100  Aviall, Inc. (a)                                          527,472
                                                          7,785  Bristow Group, Inc. (a)                                   280,260
                                                         10,295  EGL, Inc. (a)                                             516,809
                                                         13,000  ExpressJet Holdings, Inc. (a)                              89,830
                                                         16,555  Frontier Airlines Holdings, Inc. (a)(e)                   119,362
                                                         65,800  JetBlue Airways Corp. (a)                                 798,812
                                                            100  MAIR Holdings, Inc. (a)                                       621
                                                         11,956  Mesa Air Group, Inc. (a)                                  117,767
                                                          3,700  PHI, Inc. (a)                                             122,840
                                                          9,300  Republic Airways Holdings, Inc. (a)                       158,286
                                                         21,600  Skywest, Inc.                                             535,680
                                                                                                                      ------------
                                                                                                                         5,006,798
- --------------------------------------------------------------------------------------------------------------------------------
Aluminum - 0.2%                                          10,200  Aleris International, Inc. (a)                            467,670
                                                          8,602  Century Aluminum Co. (a)                                  307,005
                                                                                                                      ------------
                                                                                                                           774,675
- --------------------------------------------------------------------------------------------------------------------------------
Auto Parts: After Market - 0.2%                           7,243  Aftermarket Technology Corp. (a)                          179,989
                                                          5,550  Commercial Vehicle Group, Inc. (a)                        114,774
                                                          6,800  Keystone Automotive Industries, Inc. (a)                  287,096
                                                         10,699  Superior Industries International, Inc. (e)               195,685
                                                                                                                      ------------
                                                                                                                           777,544
- --------------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
Auto Parts: Original Equipment - 0.4%                    16,600  American Axle & Manufacturing Holdings, Inc.         $    284,026
                                                         22,300  ArvinMeritor, Inc.                                        383,337
                                                         10,400  IMPCO Technologies, Inc. (a)                              110,968
                                                         23,100  Lear Corp.                                                513,051
                                                          3,800  Noble International Ltd.                                   54,416
                                                         14,400  Quantum Fuel Systems Technologies
                                                                 Worldwide, Inc. (a)(e)                                     48,960
                                                          2,173  Sauer-Danfoss, Inc.                                        55,238
                                                         15,100  Tenneco, Inc. (a)                                         392,600
                                                         42,600  Visteon Corp. (a)                                         307,146
                                                                                                                      ------------
                                                                                                                         2,149,742
- --------------------------------------------------------------------------------------------------------------------------------
Auto, Trucks & Parts - 0.2%                               4,500  Accuride Corp. (a)                                         56,115
                                                          2,000  Miller Industries, Inc. (a)                                41,400
                                                         13,594  Modine Manufacturing Co.                                  317,556
                                                         20,700  Navistar International Corp. (a)                          509,427
                                                         11,545  Wabash National Corp.                                     177,331
                                                                                                                      ------------
                                                                                                                         1,101,829
- --------------------------------------------------------------------------------------------------------------------------------
Banks: New York City - 0.1%                              12,100  Signature Bank (a)                                        391,798
- --------------------------------------------------------------------------------------------------------------------------------
Banks: Outside New York City - 6.5%                       3,440  1st Source Corp.                                          116,375
                                                          6,021  Alabama National Bancorp.                                 410,331
                                                          8,218  Amcore Financial, Inc.                                    240,870
                                                          6,150  AmericanWest Bancorp                                      139,297
                                                          3,900  Ameris Bancorp                                             90,246
                                                          2,604  Arrow Financial Corp.                                      71,428
                                                          2,290  Bancfirst Corp.                                           102,477
                                                          2,715  The Bancorp, Inc. (a)                                      67,902
                                                          1,300  BancTrust Financial Group, Inc.                            30,511
                                                          3,986  Bank of Granite Corp.                                      83,028
                                                          3,500  Bank of the Ozarks, Inc.                                  116,550
                                                          7,400  BankFinancial Corp.                                       128,020
                                                          3,113  Banner Corp.                                              119,975
                                                         14,233  Boston Private Financial Holdings, Inc.                   397,101
                                                         18,150  CVB Financial Corp.                                       284,229
                                                          5,729  Cadence Financial Corp.                                   127,585
                                                          1,500  Camden National Corp.                                      59,850
                                                          3,021  Capital City Bank Group, Inc.                              91,234
                                                          2,900  Capital Corp. of the West                                  92,800
                                                          3,400  Capitol Bancorp Ltd.                                      132,430
                                                          8,100  Cardinal Financial Corp.                                   94,122
                                                          6,100  Cascade Bancorp                                           172,813
                                                         19,644  Cathay General Bancorp                                    714,649
                                                         18,200  Centennial Bank Holdings, Inc. (a)                        188,188
                                                          6,500  Center Financial Corp.                                    153,660
                                                            900  Centerstate Banks of Florida, Inc.                         18,450
                                                         12,048  Central Pacific Financial Corp.                           466,258
                                                          7,748  Chemical Financial Corp.                                  237,089
                                                         14,582  Chittenden Corp.                                          376,945
                                                         15,600  Citizens Banking Corp.                                    380,796
                                                          6,693  City Holding Co.                                          241,885
                                                          2,199  CityBank                                                  102,847
                                                          1,700  Clifton Savings Bancorp, Inc.                              18,411
                                                          4,526  CoBiz, Inc.                                               101,926
                                                          1,700  Columbia Bancorp                                           42,619
                                                          6,341  Columbia Banking System, Inc.                             237,027

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          2,100  Community Bancorp (a)                                $     65,268
                                                          2,900  Community Bancorp Inc.                                    122,699
                                                         13,100  Community Bank System, Inc.                               264,227
                                                          7,299  Community Banks, Inc.                                     189,774
                                                          4,723  Community Trust Bancorp, Inc.                             164,974
                                                         15,704  Corus Bankshares, Inc.                                    411,131
                                                         30,000  Doral Financial Corp.                                     192,300
                                                          1,100  Enterprise Financial Services Corp.                        27,995
                                                          1,800  FNB Corporation                                            66,600
                                                          1,685  Farmers Capital Bank Corp.                                 53,971
                                                         23,400  First BanCorp/PR                                          217,620
                                                          2,836  First Bancorp/NC                                           59,556
                                                          3,814  First Busey Corp.                                          78,073
                                                         12,923  First Charter Corp.                                       317,001
                                                         23,540  First Commonwealth Financial Corp.                        298,958
                                                          7,600  First Community Bancorp, Inc.                             449,008
                                                          2,994  First Community Bancshares, Inc.                           98,772
                                                         10,787  First Financial Bancorp                                   160,834
                                                          5,853  First Financial Bankshares, Inc.                          213,869
                                                          4,444  First Financial Corp.                                     133,364
                                                          6,146  First Merchants Corp.                                     149,409
                                                         18,900  First Midwest Bancorp, Inc.                               700,812
                                                          1,050  First Oak Brook Bancshares, Inc.                           38,850
                                                            900  First Regional Bancorp (a)                                 79,200
                                                          1,200  First South Bancorp, Inc.                                  41,076
                                                          8,300  First State Bancorp.                                      197,374
                                                         31,100  FirstMerit Corp.                                          651,234
                                                          2,700  Flag Financial Corp.                                       52,515
                                                         10,900  Franklin Bank Corp. (a)                                   220,071
                                                         10,811  Frontier Financial Corp.                                  367,466
                                                          2,200  GB&T Bancshares, Inc.                                      47,872
                                                          9,643  Glacier Bancorp, Inc.                                     282,251
                                                         19,400  Greater Bay Bancorp                                       557,750
                                                          2,900  Greene County Bancshares, Inc.                             89,784
                                                         10,454  Hancock Holding Co.                                       585,424
                                                         16,904  Hanmi Financial Corp.                                     328,614
                                                          9,178  Harleysville National Corp.                               194,665
                                                          3,100  Heartland Financial USA, Inc.                              82,615
                                                          3,900  Heritage Commerce Corp.                                    96,681
                                                             18  Huntington Bancshares, Inc.                                   424
                                                          4,845  Independent Bank Corp./MA                                 157,317
                                                          9,605  Independent Bank Corp./MI                                 252,611
                                                          5,874  Integra Bank Corp.                                        127,759
                                                          4,600  Interchange Financial Services Corp.                      103,500
                                                         15,100  International Bancshares Corp.                            414,948
                                                          3,000  Intervest Bancshares Corp. (a)                            121,500
                                                         16,200  Investors Bancorp, Inc. (a)                               219,510
                                                          8,048  Irwin Financial Corp.                                     156,051
                                                          3,997  Lakeland Bancorp, Inc.                                     62,633
                                                          3,800  Lakeland Financial Corp.                                   92,302
                                                          7,650  MB Financial, Inc.                                        270,504
                                                          3,277  MBT Financial Corp.                                        52,432
                                                          4,532  Macatawa Bank Corp.                                       105,992
                                                          5,066  MainSource Financial Group, Inc.                           88,300

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          4,130  Mercantile Bank Corp.                                $    164,581
                                                              1  Mercantile Bankshares Corp.                                    36
                                                            200  MetroCorp Bancshares, Inc.                                  5,856
                                                          7,450  Mid-State Bancshares                                      208,600
                                                          8,280  Midwest Banc Holdings, Inc.                               184,230
                                                         10,213  NBT Bancorp, Inc.                                         237,248
                                                         10,200  Nara Bancorp, Inc.                                        191,250
                                                         13,777  National Penn Bancshares, Inc.                            273,611
                                                          1,155  Northern Empire Bancshares (a)                             27,720
                                                         22,395  Old National Bancorp                                      447,228
                                                          6,376  Old Second Bancorp, Inc.                                  197,656
                                                          2,741  Omega Financial Corp.                                      85,821
                                                          7,018  Oriental Financial Group                                   89,550
                                                         15,662  Pacific Capital Bancorp                                   487,401
                                                          3,915  Park National Corp.                                       386,841
                                                          3,910  Peoples Bancorp, Inc.                                     116,674
                                                          4,100  Pinnacle Financial Partners, Inc. (a)                     124,763
                                                          7,300  Piper Jaffray Cos. (a)                                    446,833
                                                          6,350  Placer Sierra Bancshares                                  147,257
                                                          2,500  Preferred Bank                                            134,025
                                                          2,480  Premierwest Bancorp                                        35,191
                                                          7,496  PrivateBancorp, Inc.                                      310,409
                                                         10,500  Prosperity Bancshares, Inc.                               345,345
                                                         13,024  Provident Bankshares Corp.                                473,943
                                                          9,311  R-G Financial Corp. Class B                                79,981
                                                          2,332  Renasant Corp.                                             94,096
                                                         30,959  Republic Bancorp, Inc.                                    383,582
                                                          2,633  Republic Bancorp, Inc. Class A                             54,240
                                                          1,270  Royal Bancshares of Pennsylvania Class A                   30,836
                                                         10,663  S&T Bancorp, Inc.                                         354,331
                                                          2,346  SCBT Financial Corp.                                       83,635
                                                         13,600  SVB Financial Group (a)                                   618,256
                                                          2,730  SY Bancorp, Inc.                                           75,020
                                                          4,614  Sandy Spring Bancorp, Inc.                                166,381
                                                          1,403  Santander BanCorp                                          34,542
                                                          4,258  Seacoast Banking Corp. of Florida                         113,391
                                                          2,800  Security Bank Corp.                                        62,356
                                                          1,300  Shore Bancshares, Inc.                                     35,269
                                                            300  Sierra Bancorp                                              7,866
                                                          4,100  Simmons First National Corp. Class A                      118,941
                                                          1,000  Smithtown Bancorp, Inc.                                    24,160
                                                          6,023  Southside Bancshares, Inc.                                134,433
                                                          7,100  Southwest Bancorp, Inc.                                   181,050
                                                          2,400  State National Bancshares, Inc.                            91,464
                                                         18,876  Sterling Bancshares, Inc.                                 353,925
                                                          8,502  Sterling Financial Corp.                                  186,194
                                                          3,400  Suffolk Bancorp                                           111,350
                                                          1,500  Summit Bancshares, Inc.                                    31,815
                                                          5,029  Sun Bancorp, Inc. (a)                                      81,671
                                                          1,700  Superior Bancorp (a)                                       18,700
                                                         18,616  Susquehanna Bancshares, Inc.                              444,922
                                                            900  Taylor Capital Group, Inc.                                 36,729
                                                         10,461  Texas Capital Bancshares, Inc. (a)                        243,741
                                                         17,113  Texas Regional Bancshares, Inc. Class A                   648,925

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          2,840  Tompkins Trustco, Inc.                               $    122,120
                                                          3,600  Trico Bancshares                                           98,568
                                                         31,061  TrustCo Bank Corp. NY                                     342,292
                                                         15,527  Trustmark Corp.                                           480,871
                                                         36,200  UCBH Holdings, Inc.                                       598,748
                                                          9,652  UMB Financial Corp.                                       321,798
                                                          3,496  USB Holding Co., Inc.                                      78,660
                                                         21,680  Umpqua Holdings Corp.                                     556,092
                                                          2,900  Union Bankshares Corp.                                    125,106
                                                         14,500  United Bankshares, Inc.                                   531,135
                                                         10,200  United Community Banks, Inc.                              310,488
                                                            500  United Security Bancshares                                 10,695
                                                          2,650  Univest Corp. of Pennsylvania                              73,193
                                                          5,200  Vineyard National Bancorp                                 139,880
                                                          7,568  Virginia Commerce Bancorp (a)                             180,875
                                                          2,200  Virginia Financial Group, Inc.                             92,884
                                                          4,000  Washington Trust Bancorp, Inc.                            110,880
                                                          8,363  WesBanco, Inc.                                            259,169
                                                          5,290  West Bancorp., Inc.                                        98,764
                                                          4,900  West Coast Bancorp                                        144,403
                                                         12,083  Westamerica Bancorp.                                      591,705
                                                          3,200  Western Alliance Bancorp (a)                              111,296
                                                          8,200  Wilshire Bancorp, Inc.                                    147,764
                                                          9,500  Wintrust Financial Corp.                                  483,075
                                                          3,400  Yardville National Bancorp                                121,482
                                                                                                                      ------------
                                                                                                                        33,181,178
- --------------------------------------------------------------------------------------------------------------------------------
Beverage: Brewers (Wineries) - 0.1%                       5,000  Boston Beer Co., Inc. Class A (a)                         146,450
                                                          1,187  Coca-Cola Bottling Co. Consolidated                        60,264
                                                          1,610  Farmer Bros. Co.                                           34,905
                                                            800  Green Mountain Coffee Roasters, Inc. (a)                   32,136
                                                         11,200  Jones Soda Co. (a)                                        100,800
                                                          2,690  National Beverage Corp.                                    38,602
                                                          5,900  Peet's Coffee & Tea, Inc. (a)                             178,121
                                                                                                                      ------------
                                                                                                                           591,278
- --------------------------------------------------------------------------------------------------------------------------------
Biotechnology Research & Production - 2.4%               11,700  ADVENTRX Pharmaceuticals, Inc. (a)                         37,089
                                                         11,700  AVI BioPharma, Inc. (a)                                    43,875
                                                          8,100  Acadia Pharmaceuticals, Inc. (a)                           68,364
                                                          3,800  Advanced Magnetics, Inc. (a)                              114,836
                                                          8,487  Albany Molecular Research, Inc. (a)                        90,641
                                                         12,080  Alexion Pharmaceuticals, Inc. (a)                         436,330
                                                          9,700  Alnylam Pharmaceuticals, Inc. (a)                         146,276
                                                          1,000  Altus Pharmaceuticals, Inc. (a)                            18,450
                                                         11,300  American Oriental Bioengineering, Inc. (a)                 62,489
                                                         23,900  Applera Corp. - Celera Genomics Group (a)                 309,505
                                                         14,200  Arena Pharmaceuticals, Inc. (a)                           164,436
                                                         20,719  Ariad Pharmaceuticals, Inc. (a)                            93,443
                                                         17,700  Array Biopharma, Inc. (a)                                 152,220
                                                         10,320  Arthrocare Corp. (a)                                      433,543
                                                         18,000  Bioenvision, Inc. (a)                                      95,940
                                                         21,924  Cell Genesys, Inc. (a)(e)                                 110,058
                                                          3,900  Coley Pharmaceutical Group, Inc. (a)                       45,045
                                                          5,900  Combinatorx, Inc. (a)                                      51,861
                                                          3,600  Cotherix, Inc. (a)                                         30,996
                                                         20,467  Cubist Pharmaceuticals, Inc. (a)                          515,359

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                         11,600  Cypress Bioscience, Inc. (a)                         $     71,224
                                                          5,200  Cytokinetics, Inc. (a)                                     32,708
                                                          7,124  Digene Corp. (a)                                          275,984
                                                          7,778  Diversa Corp. (a)                                          75,135
                                                         18,500  deCODE genetics, Inc. (a)                                 114,515
                                                         24,696  Encysive Pharmaceuticals, Inc. (a)                        171,143
                                                         19,500  Enzon Pharmaceuticals, Inc. (a)                           147,030
                                                         26,418  Exelixis, Inc. (a)                                        265,501
                                                          8,700  Genitope Corp. (a)                                         54,984
                                                          4,100  Genomic Health, Inc. (a)                                   48,257
                                                         32,400  Genta, Inc. (a)                                            53,136
                                                         22,029  Geron Corp. (a)(e)                                        152,000
                                                          7,400  Hana Biosciences, Inc. (a)                                 67,118
                                                         49,000  Human Genome Sciences, Inc. (a)                           524,300
                                                         24,600  ICOS Corp. (a)                                            540,954
                                                          5,700  Idenix Pharmaceuticals Inc. (a)                            53,580
                                                         32,124  Incyte Corp. (a)                                          147,770
                                                          7,600  Integra LifeSciences Holdings Corp. (a)                   294,956
                                                         11,414  InterMune, Inc. (a)(e)                                    187,760
                                                          5,200  Kendle International, Inc. (a)                            190,996
                                                          5,500  Kensey Nash Corp. (a)                                     162,250
                                                         13,000  Keryx Biopharmaceuticals, Inc. (a)                        184,600
                                                         19,605  Lexicon Genetics, Inc. (a)                                 86,066
                                                          7,450  MannKind Corp. (a)(e)                                     158,760
                                                         12,200  Martek Biosciences Corp. (a)(e)                           353,190
                                                          6,301  Maxygen, Inc. (a)                                          47,131
                                                          4,200  Metabasis Therapeutics, Inc. (a)                           32,046
                                                          5,500  Momenta Pharmaceuticals Inc. (a)                           69,905
                                                         61,100  Monogram Biosciences, Inc. (a)                            120,978
                                                         14,200  Myogen, Inc. (a)                                          411,800
                                                         12,300  Myriad Genetics, Inc. (a)                                 310,575
                                                         21,723  NPS Pharmaceuticals, Inc. (a)                             106,008
                                                         20,054  Nabi Biopharmaceuticals (a)(e)                            115,110
                                                          9,500  Nastech Pharmaceutical Co., Inc. (a)                      150,100
                                                         16,000  Neurocrine Biosciences, Inc. (a)                          169,600
                                                         12,100  Northfield Laboratories, Inc. (a)(e)                      119,669
                                                         17,000  Nuvelo, Inc. (a)                                          283,050
                                                         21,600  OSI Pharmaceuticals, Inc. (a)                             711,936
                                                          6,000  PRA International Inc. (a)                                133,620
                                                         13,500  Panacos Pharmaceuticals, Inc. (a)                          74,520
                                                         79,000  Peregrine Pharmaceuticals, Inc. (a)                       125,610
                                                          9,200  Progenics Pharmaceuticals, Inc. (a)                       221,352
                                                          8,270  Rigel Pharmaceuticals, Inc. (a)                            80,467
                                                         13,900  Sangamo Biosciences, Inc. (a)                              82,010
                                                         20,600  Savient Pharmaceuticals, Inc. (a)                         108,150
                                                         13,172  Serologicals Corp. (a)                                    414,128
                                                          9,800  Sirna Therapeutics, Inc. (a)                               55,860
                                                          5,400  Solexa, Inc. (a)                                           45,900
                                                          8,145  Tanox, Inc. (a)                                           112,645
                                                         18,732  Telik, Inc. (a)                                           309,078
                                                          5,938  Trimeris, Inc. (a)                                         68,228
                                                         21,800  Viropharma, Inc. (a)                                      187,916
                                                         12,300  Zymogenetics, Inc. (a)                                    233,331
                                                                                                                      ------------
                                                                                                                        12,335,396
- --------------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
Building Materials - 0.6%                                 2,700  Ameron International Corp.                           $    180,954
                                                          2,900  BlueLinx Holdings, Inc.                                    37,787
                                                         11,500  Building Material Holding Corp. (e)                       320,505
                                                          6,312  LSI Industries, Inc.                                      107,241
                                                          8,068  NCI Building Systems, Inc. (a)                            428,976
                                                         14,432  Simpson Manufacturing Co., Inc.                           520,274
                                                          9,045  Texas Industries, Inc.                                    480,290
                                                          4,409  Trex Co., Inc. (a)(e)                                     114,149
                                                         10,665  Watsco, Inc.                                              637,980
                                                          5,900  Zoltek Cos., Inc. (a)(e)                                  176,351
                                                                                                                      ------------
                                                                                                                         3,004,507
- --------------------------------------------------------------------------------------------------------------------------------
Building: Cement - 0.0%                                  15,100  US Concrete, Inc. (a)                                     166,855
- --------------------------------------------------------------------------------------------------------------------------------
Building: Heating & Plumbing - 0.1%                       1,700  Aaon, Inc.                                                 43,622
                                                          7,900  Interline Brands, Inc. (a)                                184,702
                                                         25,850  Jacuzzi Brands, Inc. (a)                                  227,480
                                                                                                                      ------------
                                                                                                                           455,804
- --------------------------------------------------------------------------------------------------------------------------------
Building: Miscellaneous - 0.2%                            4,000  Builders FirstSource, Inc. (a)                             81,440
                                                         11,600  Comfort Systems USA, Inc.                                 165,764
                                                          5,200  Drew Industries, Inc. (a)                                 168,480
                                                          5,700  Goodman Global, Inc. (a)                                   86,526
                                                         10,347  Griffon Corp. (a)                                         270,057
                                                                                                                      ------------
                                                                                                                           772,267
- --------------------------------------------------------------------------------------------------------------------------------
Building: Roofing & Wallboard - 0.1%                     17,450  Beacon Roofing Supply, Inc. (a)                           384,074
                                                          8,851  ElkCorp                                                   245,792
                                                                                                                      ------------
                                                                                                                           629,866
- --------------------------------------------------------------------------------------------------------------------------------
Cable Television Services - 0.1%                        163,900  Charter Communications, Inc. Class A (a)(e)               185,207
                                                          5,198  Crown Media Holdings, Inc. Class A (a)                     21,416
                                                         31,394  TiVo, Inc. (a)(e)                                         224,467
                                                                                                                      ------------
                                                                                                                           431,090
- --------------------------------------------------------------------------------------------------------------------------------
Casinos & Gambling - 0.7%                                 8,600  Ameristar Casinos, Inc.                                   167,270
                                                         12,091  Aztar Corp. (a)                                           628,248
                                                         16,500  Bally Technologies, Inc. (a)                              271,755
                                                          3,800  Century Casinos, Inc. (a)                                  40,698
                                                          1,732  Churchill Downs, Inc.                                      64,863
                                                          7,105  Dover Downs Gaming & Entertainment, Inc.                  139,542
                                                          7,075  Isle of Capri Casinos, Inc. (a)                           181,474
                                                          5,800  Lakes Entertainment, Inc. (a)                              70,122
                                                          9,900  MTR Gaming Group, Inc. (a)                                 92,862
                                                         13,374  Magna Entertainment Corp. Class A (a)                      70,347
                                                          2,700  Monarch Casino & Resort, Inc. (a)                          75,924
                                                         12,100  Multimedia Games, Inc. (a)                                122,573
                                                         16,864  Pinnacle Entertainment, Inc. (a)                          516,882
                                                         15,400  Progressive Gaming International Corp. (a)                120,120
                                                          2,100  Riviera Holdings Corp. (a)                                 43,470
                                                         13,400  Shuffle Master, Inc. (a)(e)                               439,252
                                                         12,100  Trump Entertainment Resorts, Inc. (a)                     243,815
                                                          8,212  WMS Industries, Inc. (a)                                  224,927
                                                                                                                      ------------
                                                                                                                         3,514,144
- --------------------------------------------------------------------------------------------------------------------------------
Chemicals - 1.2%                                          4,233  American Vanguard Corp.                                    65,527
                                                          7,756  Arch Chemicals, Inc.                                      279,604
                                                          2,200  Balchem Corp.                                              49,500
                                                         16,500  CF Industries Holdings, Inc.                              235,290
                                                         10,100  Cabot Microelectronics Corp. (a)                          306,131
                                                         14,001  Calgon Carbon Corp.                                        85,266

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          8,485  Cambrex Corp.                                        $    176,743
                                                          6,600  China BAK Battery, Inc. (a)                                56,166
                                                         14,764  Energy Conversion Devices, Inc. (a)(e)                    537,853
                                                         14,100  EnerSys (a)                                               294,690
                                                         13,737  Georgia Gulf Corp.                                        343,700
                                                         37,900  Hercules, Inc. (a)                                        578,354
                                                          3,800  Innospec, Inc.                                             96,596
                                                          8,367  MacDermid, Inc.                                           240,970
                                                          5,941  Medis Technologies Ltd. (a)(e)                            120,483
                                                          2,534  NL Industries, Inc.                                        27,241
                                                          5,700  NewMarket Corp.                                           279,642
                                                          7,265  Nuco2, Inc. (a)                                           174,651
                                                          9,800  OM Group, Inc. (a)                                        302,330
                                                          9,400  Omnova Solutions, Inc. (a)                                 53,392
                                                          3,900  Pioneer Cos., Inc. (a)                                    106,392
                                                         30,867  PolyOne Corp. (a)                                         271,012
                                                         10,400  Rockwood Holdings, Inc. (a)                               239,304
                                                         12,006  Schulman A, Inc.                                          274,817
                                                          9,600  Senomyx, Inc. (a)                                         138,528
                                                          3,755  Stepan Co.                                                118,583
                                                          9,400  Tronox, Inc. Class A                                      122,012
                                                          7,500  Tronox, Inc. Class B                                       98,775
                                                         15,900  UAP Holding Corp.                                         346,779
                                                         22,600  WR Grace & Co. (a)                                        264,420
                                                                                                                      ------------
                                                                                                                         6,284,751
- --------------------------------------------------------------------------------------------------------------------------------
Coal - 0.2%                                              16,700  Alpha Natural Resources, Inc. (a)                         327,654
                                                         36,600  International Coal Group, Inc. (a)                        263,154
                                                          6,600  James River Coal Co. (a)                                  174,834
                                                          1,100  Westmoreland Coal Co. (a)                                  26,092
                                                                                                                      ------------
                                                                                                                           791,734
- --------------------------------------------------------------------------------------------------------------------------------
Commercial Information Services - 0.2%                   11,858  Arbitron, Inc.                                            454,517
                                                        143,100  CMGI, Inc. (a)                                            173,151
                                                         11,161  infoUSA, Inc.                                             115,070
                                                          6,200  LECG Corp. (a)                                            114,514
                                                         11,174  ProQuest Co. (a)                                          137,328
                                                          7,153  Sourcecorp (a)                                            177,323
                                                                                                                      ------------
                                                                                                                         1,171,903
- --------------------------------------------------------------------------------------------------------------------------------
Communications & Media - 0.1%                            20,200  Entravision Communications Corp. Class A (a)              173,114
                                                         81,000  Gemstar-TV Guide International, Inc. (a)                  285,120
                                                                                                                      ------------
                                                                                                                           458,234
- --------------------------------------------------------------------------------------------------------------------------------
Communications Technology - 2.5%                        145,600  3Com Corp. (a)                                            745,472
                                                         26,100  Adtran, Inc.                                              585,423
                                                          8,022  Anaren, Inc. (a)                                          164,371
                                                         10,972  Anixter International, Inc.                               520,731
                                                         17,000  Atheros Communications Inc. (a)                           322,320
                                                         43,900  Avanex Corp. (a)                                           77,264
                                                         18,500  Avocent Corp. (a)                                         485,625
                                                          3,059  Bel Fuse, Inc.                                            100,366
                                                          7,388  Black Box Corp.                                           283,182
                                                         24,550  Broadwing Corp. (a)                                       254,092
                                                        100,600  Brocade Communications Systems, Inc. (a)                  617,684
                                                            300  CPI International, Inc. (a)                                 4,350
                                                         18,700  CSG Systems International Inc. (a)                        462,638
                                                          4,300  Carrier Access Corp. (a)                                   35,561

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          7,500  Cbeyond Communications, Inc. (a)                     $    163,575
                                                          4,500  Cogent Communications Group, Inc. (a)                      42,165
                                                         19,188  CommScope, Inc. (a)                                       602,887
                                                          7,600  Comtech Group, Inc. (a)                                    84,588
                                                          9,125  Comtech Telecommunications Corp. (a)                      267,089
                                                              8  CycleLogic, Inc. (a)                                            0
                                                          7,700  Digi International, Inc. (a)                               96,481
                                                         15,000  Ditech Networks, Inc. (a)                                 130,800
                                                          3,400  EMS Technologies, Inc. (a)                                 61,098
                                                         10,313  Echelon Corp. (a)                                          77,244
                                                         49,700  Extreme Networks Inc. (a)                                 206,752
                                                         72,300  Finisar Corp. (a)                                         236,421
                                                         48,400  Foundry Networks, Inc. (a)                                515,944
                                                         24,696  Harmonic, Inc. (a)                                        110,638
                                                          5,900  ID Systems, Inc. (a)                                      104,607
                                                         12,400  InPhonic, Inc. (a)(e)                                      78,120
                                                          8,277  Inter-Tel, Inc.                                           174,314
                                                         18,200  InterVoice, Inc. (a)                                      129,584
                                                         12,129  Ixia (a)                                                  109,161
                                                         18,800  j2 Global Communications, Inc. (a)(e)                     586,936
                                                          2,700  Loral Space & Communications Ltd. (a)                      76,572
                                                         13,000  Netgear, Inc. (a)                                         281,450
                                                         13,200  Novatel Wireless, Inc. (a)                                137,016
                                                          7,502  Oplink Communications, Inc. (a)                           137,362
                                                          4,183  Optical Communication Products, Inc. (a)                    8,408
                                                         18,300  Redback Networks, Inc. (a)                                335,622
                                                         14,838  Secure Computing Corp. (a)                                127,607
                                                         11,100  Sirenza Microdevices, Inc. (a)                            134,754
                                                         83,300  Sonus Networks, Inc. (a)                                  412,335
                                                          7,410  Standard Microsystems Corp. (a)                           161,760
                                                         28,200  Stratex Networks, Inc. (a)                                 95,598
                                                         61,500  Sycamore Networks, Inc. (a)                               249,690
                                                          6,300  Syniverse Holdings, Inc. (a)                               92,610
                                                         70,400  TIBCO Software, Inc. (a)                                  496,320
                                                         12,920  Talx Corp.                                                282,560
                                                         23,500  Tekelec (a)                                               290,225
                                                          8,930  Terremark Worldwide, Inc. (a)                              32,148
                                                          2,540  Ulticom, Inc. (a)                                          26,594
                                                         38,200  UTstarcom, Inc. (a)(e)                                    297,578
                                                          7,001  Viasat, Inc. (a)                                          179,786
                                                         16,000  Vonage Holdings Corp. (a)                                 137,440
                                                         14,031  WebEx Communications, Inc. (a)                            498,662
                                                         25,275  Zhone Technologies, Inc. (a)(e)                            51,308
                                                                                                                      ------------
                                                                                                                        12,980,888
- --------------------------------------------------------------------------------------------------------------------------------
Computer Services Software &                             17,400  @Road Inc. (a)                                             96,048
Systems - 4.3%                                            2,300  Access Integrated Technologies, Inc. (a)                   22,563
                                                         14,400  Actuate Corp. (a)                                          58,176
                                                         19,202  Agile Software Corp. (a)                                  121,741
                                                         10,000  Altiris, Inc. (a)                                         180,400
                                                          8,100  American Reprographics Co. (a)                            293,625
                                                          7,500  Ansoft Corp. (a)                                          153,600
                                                         12,632  Ansys, Inc. (a)                                           604,062
                                                         25,180  Ariba, Inc. (a)                                           207,231
                                                         31,400  Art Technology Group, Inc. (a)                             93,572

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                         18,208  Aspen Technology, Inc. (a)                           $    238,889
                                                          8,200  Audible, Inc. (a)(e)                                       74,538
                                                         60,700  BearingPoint, Inc. (a)                                    508,059
                                                         13,626  Blackbaud, Inc.                                           309,310
                                                         11,200  Blackboard, Inc. (a)                                      324,352
                                                          6,800  Blue Coat Systems, Inc. (a)                               114,648
                                                         25,867  Borland Software Corp. (a)                                136,578
                                                         10,700  Bottomline Technologies, Inc. (a)                          87,098
                                                         10,300  CACI International, Inc. Class A (a)                      600,799
                                                          7,700  COMSYS IT Partners, Inc. (a)                              116,424
                                                         20,600  Chordiant Software, Inc. (a)                               62,418
                                                         18,202  Ciber, Inc. (a)                                           119,951
                                                          3,400  Click Commerce, Inc. (a)(e)                                67,082
                                                         13,500  Concur Technologies, Inc. (a)                             208,845
                                                          2,000  Constellation 3D, Inc. (a)                                      0
                                                          6,500  Convera Corp. (a)                                          43,680
                                                          9,300  Covansys Corp. (a)                                        116,901
                                                          2,100  DealerTrack Holdings, Inc. (a)                             46,431
                                                         12,364  Dendrite International, Inc. (a)                          114,243
                                                         13,200  Digital River, Inc. (a)                                   533,148
                                                         35,007  Digitas, Inc. (a)                                         406,781
                                                          7,845  EPIQ Systems, Inc. (a)                                    130,541
                                                         22,539  Electronics for Imaging Inc. (a)                          470,614
                                                          9,200  Emageon, Inc. (a)                                         134,228
                                                         19,300  Epicor Software Corp. (a)                                 203,229
                                                         10,700  Equinix, Inc. (a)                                         587,002
                                                          5,900  eCollege.com, Inc. (a)                                    124,726
                                                         18,979  Gartner, Inc. Class A (a)                                 269,502
                                                         19,700  Hyperion Solutions Corp. (a)                              543,720
                                                          8,900  Infocrossing, Inc. (a)(e)                                 102,795
                                                         28,700  Informatica Corp. (a)                                     377,692
                                                          2,400  Integral Systems, Inc.                                     64,392
                                                         13,100  Internet Capital Group, Inc. (a)                          117,900
                                                         13,000  Internet Security Systems Inc. (a)                        245,050
                                                         17,825  Interwoven, Inc. (a)                                      152,938
                                                          3,100  i2 Technologies, Inc. (a)                                  39,277
                                                          4,100  iGate Corp. (a)                                            26,199
                                                          9,708  JDA Software Group, Inc. (a)                              136,203
                                                          6,600  Jupitermedia Corp. (a)                                     85,800
                                                          9,300  Kanbay International, Inc. (a)                            135,222
                                                         14,758  Keane, Inc. (a)                                           184,475
                                                         39,000  Lawson Software, Inc. (a)                                 261,300
                                                         16,500  Lionbridge Technologies Inc. (a)                           91,245
                                                          8,674  MRO Software, Inc. (a)                                    174,087
                                                         16,300  Macrovision Corp. (a)                                     350,776
                                                          9,100  Magma Design Automation, Inc. (a)                          66,885
                                                          9,139  Manhattan Associates, Inc. (a)                            185,430
                                                          4,800  Mantech International Corp. Class A (a)                   148,128
                                                          6,800  Mapinfo Corp. (a)                                          88,740
                                                         26,500  Mentor Graphics Corp. (a)                                 343,970
                                                          8,156  Mercury Computer Systems, Inc. (a)                        125,521
                                                          9,400  Merge Technologies, Inc. (a)                              115,432
                                                         14,898  Micros Systems, Inc. (a)                                  650,745
                                                          3,800  MicroStrategy, Inc. Class A (a)                           370,576

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          6,100  Ness Technologies, Inc. (a)                          $     65,575
                                                         15,474  NetIQ Corp. (a)                                           188,628
                                                          5,685  Netscout Systems, Inc. (a)                                 50,710
                                                         41,795  Nuance Communications, Inc. (a)                           420,458
                                                         33,833  Openwave Systems, Inc. (a)                                390,433
                                                          2,600  Opnet Technologies, Inc. (a)                               33,696
                                                         25,300  Opsware, Inc. (a)                                         208,472
                                                          4,800  PDF Solutions, Inc. (a)                                    59,568
                                                         13,607  Packeteer, Inc. (a)                                       154,303
                                                         42,660  Parametric Technology Corp. (a)                           542,209
                                                          1,300  Pegasystems, Inc.                                           8,346
                                                         16,408  Progress Software Corp. (a)                               384,111
                                                          3,300  QAD, Inc.                                                  25,575
                                                         25,900  Quest Software, Inc. (a)                                  363,636
                                                         41,000  RealNetworks, Inc. (a)                                    438,700
                                                          4,600  RightNow Technologies, Inc. (a)                            76,728
                                                          4,100  SAVVIS, Inc. (a)                                          121,401
                                                          5,800  SI International, Inc. (a)                                177,828
                                                          7,889  SPSS, Inc. (a)                                            253,552
                                                         12,200  SRA International, Inc. Class A (a)                       324,886
                                                          1,400  SSA Global Technologies, Inc. (a)                          27,132
                                                          9,961  SYKES Enterprises, Inc. (a)                               160,970
                                                          2,200  SYNNEX Corp. (a)                                           41,712
                                                          9,199  SafeNet, Inc. (a)                                         163,006
                                                         27,192  Sapient Corp. (a)                                         144,118
                                                         10,700  Sigma Designs, Inc. (a)                                   100,901
                                                          9,000  Smith Micro Software, Inc. (a)                            144,180
                                                         26,541  SonicWALL, Inc. (a)                                       238,604
                                                          8,900  Stellent, Inc.                                             84,995
                                                         30,100  Sybase, Inc. (a)                                          583,940
                                                          1,483  Syntel, Inc.                                               30,342
                                                          2,000  Taleo Corp. Class A (a)                                    23,580
                                                         12,485  Transaction Systems Architects, Inc. Class A (a)          520,500
                                                         18,008  Trizetto Group (a)                                        266,338
                                                         10,900  Tyler Technologies, Inc. (a)                              122,080
                                                          8,000  Ultimate Software Group, Inc. (a)                         153,280
                                                         15,900  VA Software Corp. (a)                                      61,692
                                                          8,300  Vasco Data Security International Inc. (a)                 69,471
                                                          4,400  Verint Systems, Inc. (a)                                  128,436
                                                         10,380  Vignette Corp. (a)                                        151,340
                                                         16,002  Websense, Inc. (a)                                        328,681
                                                         29,500  Wind River Systems, Inc. (a)                              262,550
                                                         11,200  Witness Systems, Inc. (a)                                 225,904
                                                         22,620  webMethods, Inc. (a)                                      223,259
                                                         16,308  Zoran Corp. (a)                                           396,937
                                                                                                                      ------------
                                                                                                                        22,108,296
- --------------------------------------------------------------------------------------------------------------------------------
Computer Technology - 1.5%                               46,600  Adaptec, Inc. (a)                                         202,244
                                                          9,700  Advanced Analogic Technologies, Inc. (a)                  101,656
                                                         20,634  Advanced Digital Information Corp. (a)                    242,862
                                                         27,500  Emulex Corp. (a)                                          447,425
                                                          9,109  FalconStor Software, Inc. (a)(e)                           63,490
                                                          4,300  Fargo Electronics, Inc. (a)                               109,177
                                                         16,582  Filenet Corp. (a)                                         446,553
                                                         83,600  Gateway, Inc. (a)                                         158,840

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                         10,617  Hutchinson Technology, Inc. (a)                      $    229,646
                                                         12,100  Imation Corp.                                             496,705
                                                         11,596  Intergraph Corp. (a)                                      365,158
                                                         16,809  Intermec, Inc. (a)                                        385,598
                                                         11,600  Komag, Inc. (a)                                           535,688
                                                         60,900  McData Corp. (a)                                          248,472
                                                         13,600  Mobility Electronics, Inc. (a)                             98,736
                                                          5,900  Neoware Systems, Inc. (a)                                  72,511
                                                         33,888  Palm, Inc. (a)(e)                                         545,597
                                                         16,000  Pegasus Wireless Corp. (a)                                143,040
                                                         27,000  Perot Systems Corp. Class A (a)                           390,960
                                                         58,400  Quantum Corp. (a)                                         153,008
                                                         27,962  RSA Security, Inc. (a)                                    760,287
                                                         10,600  Rackable Systems, Inc. (a)                                418,594
                                                         12,300  Radiant Systems, Inc. (a)                                 130,011
                                                          5,742  Radisys Corp. (a)                                         126,094
                                                         31,800  Safeguard Scientifics, Inc. (a)                            68,688
                                                          3,700  Stratasys, Inc. (a)                                       109,002
                                                         10,200  Synaptics, Inc. (a)                                       218,280
                                                         19,600  Trident Microsystems, Inc. (a)                            372,008
                                                                                                                      ------------
                                                                                                                         7,640,330
- --------------------------------------------------------------------------------------------------------------------------------
Construction - 0.4%                                       5,451  Brookfield Homes Corp. (e)                                179,610
                                                         10,636  EMCOR Group, Inc. (a)                                     517,654
                                                         13,371  Granite Construction, Inc.                                605,305
                                                          6,000  Perini Corp. (a)                                          135,000
                                                          2,100  Sterling Construction Co., Inc. (a)                        57,960
                                                         11,100  Washington Group International, Inc. (a)                  592,074
                                                                                                                      ------------
                                                                                                                         2,087,603
- --------------------------------------------------------------------------------------------------------------------------------
Consumer Electronics - 0.8%                              56,500  CNET Networks, Inc. (a)                                   450,870
                                                         93,400  Covad Communications Group, Inc. (a)                      187,734
                                                          5,400  DTS, Inc. (a)                                             105,192
                                                          5,800  Directed Electronics, Inc. (a)                             76,096
                                                         47,200  Earthlink, Inc. (a)                                       408,752
                                                         10,400  Infospace, Inc. (a)                                       235,768
                                                         87,900  Internap Network Services Corp. (a)                        92,295
                                                         17,500  Ipass, Inc. (a)                                            98,000
                                                          8,300  LoJack Corp. (a)                                          156,538
                                                         12,074  Midway Games, Inc. (a)(e)                                  97,679
                                                         10,300  NIC, Inc. (a)                                              74,469
                                                         13,100  NetFlix, Inc. (a)(e)                                      356,451
                                                          4,100  Parkervision, Inc. (a)                                     37,310
                                                          8,600  Sohu.com, Inc. (a)                                        221,794
                                                         24,637  THQ, Inc. (a)                                             532,159
                                                         28,300  Take-Two Interactive Software, Inc. (a)                   306,206
                                                         21,450  United Online, Inc.                                       257,400
                                                          4,186  Universal Electronics, Inc. (a)                            74,134
                                                          8,500  WebSideStory, Inc. (a)                                    103,700
                                                                                                                      ------------
                                                                                                                         3,872,547
- --------------------------------------------------------------------------------------------------------------------------------
Consumer Products - 0.6%                                 17,300  American Greetings Class A                                363,473
                                                          8,600  Blyth, Inc.                                               158,756
                                                          4,300  CNS, Inc.                                                 105,350
                                                          2,291  CSS Industries, Inc.                                       65,866
                                                          2,100  Citi Trends, Inc. (a)                                      89,649
                                                          5,400  Mannatech, Inc.                                            68,094

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          9,873  Matthews International Corp. Class A                 $    340,322
                                                         13,563  Nautilus, Inc. (e)                                        213,075
                                                          9,300  Oakley, Inc.                                              156,705
                                                         16,876  Playtex Products, Inc. (a)                                176,017
                                                          6,200  RC2 Corp. (a)                                             239,692
                                                         11,200  Spectrum Brands, Inc. (a)                                 144,704
                                                         17,991  The Topps Co., Inc.                                       147,886
                                                         22,674  Tupperware Corp.                                          446,451
                                                          4,300  USANA Health Sciences, Inc. (a)(e)                        162,970
                                                         13,683  Yankee Candle Co., Inc.                                   342,212
                                                                                                                      ------------
                                                                                                                         3,221,222
- --------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging: Metal & Glass - 0.4%              1,400  AEP Industries, Inc. (a)                                   46,788
                                                         11,700  Aptargroup, Inc.                                          580,437
                                                          6,575  Greif, Inc.                                               492,862
                                                         13,842  Mobile Mini, Inc. (a)                                     405,017
                                                          7,000  Silgan Holdings, Inc.                                     259,070
                                                         19,100  Graphic Packaging Corp. (a)                                72,389
                                                          8,852  Myers Industries, Inc.                                    152,166
                                                                                                                      ------------
                                                                                                                         2,008,729
- --------------------------------------------------------------------------------------------------------------------------------
Copper - 0.1%                                            12,282  Mueller Industries, Inc.                                  405,674
- --------------------------------------------------------------------------------------------------------------------------------
Cosmetics - 0.1%                                          8,693  Elizabeth Arden, Inc. (a)                                 155,431
                                                          1,600  Inter Parfums, Inc.                                        27,552
                                                         19,226  Nu Skin Enterprises, Inc. Class A                         285,506
                                                          7,100  Parlux Fragrances, Inc. (a)(e)                             68,799
                                                         47,510  Revlon, Inc. Class A (a)                                   59,863
                                                                                                                      ------------
                                                                                                                           597,151
- --------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services - 0.5%                    40,400  The BISYS Group, Inc. (a)                                 553,480
                                                            900  Clayton Holdings, Inc. (a)                                 11,745
                                                         13,500  Euronet Worldwide, Inc. (a)                               517,995
                                                         23,400  F.N.B. Corp.                                              369,018
                                                          7,000  Greenhill & Co., Inc.                                     425,320
                                                          7,300  Huron Consulting Group, Inc. (a)                          256,157
                                                          5,600  Rewards Network, Inc. (a)                                  45,752
                                                         12,900  USI Holdings Corp. (a)                                    172,989
                                                                                                                      ------------
                                                                                                                         2,352,456
- --------------------------------------------------------------------------------------------------------------------------------
Diversified Materials & Processing - 0.6%                14,960  Acuity Brands, Inc.                                       582,094
                                                         12,514  Barnes Group, Inc.                                        249,654
                                                         15,294  Brady Corp.                                               563,431
                                                         17,310  Clarcor, Inc.                                             515,665
                                                         30,262  Hexcel Corp. (a)                                          475,416
                                                          3,300  Koppers Holdings, Inc.                                     65,967
                                                         22,814  Olin Corp.                                                409,055
                                                          9,245  Tredegar Corp.                                            146,256
                                                                                                                      ------------
                                                                                                                         3,007,538
- --------------------------------------------------------------------------------------------------------------------------------
Drug & Grocery Store Chains - 0.5%                          432  Arden Group, Inc. Class A                                  48,889
                                                         19,707  Casey's General Stores, Inc.                              492,872
                                                          7,631  Great Atlantic & Pacific Tea Co.                          173,376
                                                          5,164  Ingles Markets, Inc. Class A                               87,788
                                                         10,583  Longs Drug Stores Corp.                                   482,796
                                                          6,277  Nash Finch Co. (e)                                        133,637
                                                         22,442  Pathmark Stores, Inc. (a)                                 211,179
                                                         11,969  Ruddick Corp.                                             293,360
                                                          4,329  Smart & Final, Inc. (a)                                    72,900

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          7,000  Spartan Stores, Inc.                                 $    102,410
                                                          4,100  Weis Markets, Inc.                                        168,920
                                                         11,929  Wild Oats Markets, Inc. (a)                               233,808
                                                                                                                      ------------
                                                                                                                         2,501,935
- --------------------------------------------------------------------------------------------------------------------------------
Drugs & Pharmaceuticals - 2.4%                           15,450  AVANIR Pharmaceuticals Class A (a)(e)                     105,678
                                                         11,700  Adams Respiratory Therapeutics, Inc. (a)                  522,054
                                                         15,100  Adolor Corp. (a)                                          377,651
                                                          9,900  Akorn, Inc. (a)                                            39,402
                                                         30,800  Alkermes, Inc. (a)                                        582,736
                                                         13,425  Alpharma, Inc. Class A                                    322,737
                                                          6,300  Anadys Pharmaceuticals, Inc. (a)                           18,396
                                                         24,500  Andrx Corp. (a)                                           568,155
                                                         16,000  Atherogenics Inc. (a)(e)                                  208,800
                                                          4,700  Auxilium Pharmaceuticals, Inc. (a)                         36,566
                                                          6,400  Bentley Pharmaceuticals, Inc. (a)                          70,144
                                                         10,200  BioCryst Pharmaceuticals, Inc. (a)                        146,166
                                                         32,548  BioMarin Pharmaceuticals, Inc. (a)                        467,715
                                                          5,000  Bradley Pharmaceuticals, Inc. (a)                          51,000
                                                         17,800  CV Therapeutics, Inc. (a)                                 248,666
                                                          1,200  Caraco Pharmaceutical Laboratories Ltd. (a)                10,980
                                                          7,500  Chattem, Inc. (a)                                         227,775
                                                         14,202  Connetics Corp. (a)                                       167,016
                                                         31,500  Dendreon Corp. (a)                                        152,460
                                                         18,300  Depomed, Inc. (a)                                         107,421
                                                         17,800  Durect Corp. (a)(e)                                        68,886
                                                         11,600  Emisphere Technologies, Inc. (a)                           98,948
                                                         11,895  Enzo Biochem, Inc. (a)                                    179,377
                                                          1,000  GTx, Inc. (a)                                               9,100
                                                          3,100  Hi-Tech Pharmacal Co., Inc. (a)                            51,367
                                                         22,300  Indevus Pharmaceuticals, Inc. (a)                         121,981
                                                         24,289  Isis Pharmaceuticals, Inc. (a)                            146,948
                                                         12,900  KV Pharmaceutical Co. Class A (a)                         240,714
                                                         29,000  MGI Pharma, Inc. (a)                                      623,500
                                                         40,700  Medarex, Inc. (a)                                         391,127
                                                         16,927  Medicines Co. (a)                                         330,923
                                                         20,800  Medicis Pharmaceutical Corp. Class A                      499,200
                                                         33,400  Nektar Therapeutics (a)(e)                                612,556
                                                          4,500  New River Pharmaceuticals, Inc. (a)(e)                    128,250
                                                         27,700  Novavax, Inc. (a)                                         139,608
                                                         10,331  Noven Pharmaceuticals, Inc. (a)                           184,925
                                                         16,600  Onyx Pharmaceuticals, Inc. (a)                            279,378
                                                         15,700  Pain Therapeutics, Inc. (a)                               131,095
                                                         10,600  Par Pharmaceutical Cos., Inc. (a)                         195,676
                                                          9,400  Penwest Pharmaceuticals Co. (a)                           205,202
                                                         30,215  Perrigo Co.                                               486,462
                                                         10,300  Pharmion Corp. (a)                                        175,409
                                                         12,900  Pozen, Inc. (a)                                            90,816
                                                          8,100  Quidel Corp. (a)                                           76,950
                                                         14,019  Regeneron Pharmaceuticals, Inc. (a)                       179,724
                                                          6,600  Renovis, Inc. (a)                                         101,046
                                                          8,150  SFBC International, Inc. (a)                              123,554
                                                         18,700  Salix Pharmaceuticals Ltd. (a)                            230,010
                                                         12,600  Santarus, Inc. (a)                                         83,790
                                                         11,400  Sciele Pharma, Inc. (a)                                   264,366

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          3,500  Somaxon Pharmaceuticals, Inc. (a)                    $     54,635
                                                         17,082  SuperGen, Inc. (a)                                         62,008
                                                          8,946  United Therapeutics Corp. (a)                             516,810
                                                         31,500  Valeant Pharmaceuticals International                     532,980
                                                          4,300  Xenoport, Inc. (a)                                         77,873
                                                                                                                      ------------
                                                                                                                        12,126,712
- --------------------------------------------------------------------------------------------------------------------------------
Education Services - 0.4%                                11,004  Bright Horizons Family Solutions, Inc. (a)                414,741
                                                         33,400  Corinthian Colleges, Inc. (a)                             479,624
                                                         19,700  DeVry, Inc. (a)                                           432,809
                                                          3,200  Educate, Inc. (a)                                          24,512
                                                          2,149  Renaissance Learning, Inc.                                 29,119
                                                          5,520  Strayer Education, Inc.                                   536,102
                                                          7,700  Universal Technical Institute, Inc. (a)                   169,554
                                                                                                                      ------------
                                                                                                                         2,086,461
- --------------------------------------------------------------------------------------------------------------------------------
Electrical & Electronics - 0.3%                          21,429  Benchmark Electronics, Inc. (a)                           516,867
                                                          4,900  OSI Systems, Inc. (a)                                      87,073
                                                         17,198  Plexus Corp. (a)                                          588,344
                                                         12,432  Power Integrations, Inc. (a)                              217,311
                                                         13,700  TTM Technologies, Inc. (a)                                198,239
                                                          7,907  Universal Display Corp. (a)                               105,242
                                                                                                                      ------------
                                                                                                                         1,713,076
- --------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment & Components - 0.9%                  6,881  AO Smith Corp.                                            319,003
                                                         15,000  American Superconductor Corp. (a)(e)                      132,450
                                                         10,671  Baldor Electric Co.                                       333,896
                                                         11,908  CTS Corp.                                                 177,310
                                                         10,118  Cohu, Inc.                                                177,571
                                                          3,400  Color Kinetics, Inc. (a)                                   64,294
                                                          6,960  Franklin Electric Co., Inc.                               359,414
                                                         16,890  General Cable Corp. (a)                                   591,150
                                                          8,016  Genlyte Group, Inc. (a)                                   580,599
                                                          9,260  Littelfuse, Inc. (a)                                      318,359
                                                         10,800  MKS Instruments, Inc. (a)                                 217,296
                                                          2,431  Powell Industries, Inc. (a)                                58,174
                                                         23,300  Power-One, Inc. (a)                                       153,780
                                                          8,600  Sonic Solutions, Inc. (a)                                 141,900
                                                         22,800  Taser International, Inc. (a)(e)                          179,892
                                                         12,561  Technitrol, Inc.                                          290,787
                                                          6,679  Triumph Group, Inc. (a)                                   320,592
                                                                                                                      ------------
                                                                                                                         4,416,467
- --------------------------------------------------------------------------------------------------------------------------------
Electrical: Household Appliance - 0.0%                    1,550  National Presto Industries, Inc.                           81,034
- --------------------------------------------------------------------------------------------------------------------------------
Electronics - 0.7%                                        7,472  II-VI, Inc. (a)                                           136,738
                                                         25,112  Aeroflex, Inc. (a)                                        293,057
                                                         12,763  Agilysys, Inc.                                            229,734
                                                         14,100  Avid Technology, Inc. (a)                                 469,953
                                                         15,098  Daktronics, Inc.                                          435,879
                                                         23,100  Flir Systems, Inc. (a)                                    528,990
                                                         22,800  Kopin Corp. (a)                                            82,308
                                                         52,966  MRV Communications, Inc. (a)(e)                           164,724
                                                         12,480  Methode Electronics, Inc.                                 131,165
                                                          2,100  Multi-Fineline Electronix, Inc. (a)                        69,699
                                                          6,749  Park Electrochemical Corp.                                173,787
                                                         28,800  Semtech Corp. (a)                                         416,160
                                                          5,267  Supertex, Inc. (a)                                        210,364
                                                                                                                      ------------
                                                                                                                         3,342,558
- --------------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
Electronics: Instruments, Gauges & Meters - 0.2%          9,582  Itron, Inc. (a)                                      $    567,829
                                                          3,200  Measurement Specialties, Inc. (a)                          71,264
                                                          6,600  Metrologic Instruments, Inc. (a)                           99,066
                                                          2,000  OYO Geospace Corp. (a)                                    114,220
                                                          5,300  Zygo Corp. (a)                                             86,867
                                                                                                                      ------------
                                                                                                                           939,246
- --------------------------------------------------------------------------------------------------------------------------------
Electronics: Medical Systems - 0.9%                      23,200  Affymetrix, Inc. (a)                                      593,920
                                                          5,872  Analogic Corp.                                            273,694
                                                          5,400  Aspect Medical Systems, Inc. (a)                           94,176
                                                          6,587  Bruker BioSciences Corp. (a)                               35,306
                                                          7,900  Candela Corp. (a)                                         125,294
                                                          6,070  Datascope Corp.                                           187,199
                                                         20,450  eResearch Technology, Inc. (a)                            186,095
                                                          6,200  Greatbatch, Inc. (a)                                      146,320
                                                          9,172  Haemonetics Corp. (a)                                     426,590
                                                         11,700  HealthTronics, Inc. (a)                                    89,505
                                                         16,700  Hologic, Inc. (a)                                         824,312
                                                         15,600  Illumina, Inc. (a)                                        462,696
                                                          7,200  IntraLase Corp. (a)                                       120,528
                                                          9,351  Luminex Corp. (a)                                         162,614
                                                          8,900  Natus Medical, Inc. (a)                                    88,021
                                                          5,400  Neurometrix, Inc. (a)                                     164,484
                                                          7,700  NxStage Medical, Inc. (a)                                  67,221
                                                          6,800  Quality Systems, Inc.                                     250,376
                                                          5,400  Sirona Dental Systems, Inc.                               213,948
                                                          8,732  TriPath Imaging, Inc. (a)                                  57,806
                                                          1,100  Visicu, Inc. (a)                                           19,415
                                                          4,861  Zoll Medical Corp. (a)                                    159,246
                                                                                                                      ------------
                                                                                                                         4,748,766
- --------------------------------------------------------------------------------------------------------------------------------
Electronics:                                             13,100  AMIS Holdings, Inc. (a)                                   131,000
Semi-Conductors/Components - 1.8%                        12,216  Actel Corp. (a)                                           175,300
                                                         34,100  Amkor Technology, Inc. (a)                                322,586
                                                         13,300  Anadigics, Inc. (a)                                        89,376
                                                        115,900  Applied Micro Circuits Corp. (a)                          316,407
                                                         28,600  Bookham, Inc. (a)                                          96,096
                                                         29,200  Cirrus Logic, Inc. (a)                                    237,688
                                                        160,300  Conexant Systems, Inc. (a)                                400,750
                                                         12,783  DSP Group, Inc. (a)                                       317,658
                                                          7,975  Diodes, Inc. (a)                                          330,484
                                                         10,327  Exar Corp. (a)                                            137,039
                                                          3,673  Excel Technology, Inc. (a)                                109,896
                                                         15,700  Formfactor, Inc. (a)                                      700,691
                                                         14,700  Genesis Microchip, Inc. (a)                               169,932
                                                          3,600  Hittite Microwave Corp. (a)                               130,176
                                                          5,993  IXYS Corp. (a)                                             57,533
                                                          5,200  Ikanos Communications, Inc. (a)                            78,988
                                                         20,800  International DisplayWorks, Inc. (a)                      108,160
                                                         38,000  Lattice Semiconductor Corp. (a)                           234,840
                                                         20,000  MIPS Technologies, Inc. (a)                               121,400
                                                         22,000  Micrel, Inc. (a)                                          220,220
                                                         23,590  Microsemi Corp. (a)                                       575,124
                                                         17,600  Microtune, Inc. (a)                                       110,176
                                                         29,000  Mindspeed Technologies, Inc. (a)                           69,890
                                                          4,800  Monolithic Power Systems, Inc. (a)                         56,784

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          4,600  MoSys, Inc. (a)                                      $     35,972
                                                          4,700  Netlogic Microsystems, Inc. (a)                           151,575
                                                            600  Nextest Systems Corp. (a)                                   9,726
                                                         50,500  ON Semiconductor Corp. (a)                                296,940
                                                         17,700  Omnivision Technologies, Inc. (a)                         373,824
                                                          7,400  PLX Technology, Inc. (a)                                   90,428
                                                         11,293  Pericom Semiconductor Corp. (a)                            93,732
                                                         11,400  Portalplayer, Inc. (a)                                    111,834
                                                         72,300  RF Micro Devices, Inc. (a)                                431,631
                                                         27,176  Silicon Image, Inc. (a)                                   292,957
                                                         30,158  Silicon Storage Technology, Inc. (a)                      122,441
                                                         17,100  Sirf Technology Holdings, Inc. (a)                        550,962
                                                         62,033  Skyworks Solutions, Inc. (a)                              341,802
                                                          4,600  Sunpower Corp. Class A (a)                                128,892
                                                         14,600  Tessera Technologies, Inc. (a)                            401,500
                                                         54,800  Transmeta Corp. (a)                                        89,872
                                                         38,300  Transwitch Corp. (a)(e)                                    80,813
                                                         57,036  Triquint Semiconductor, Inc. (a)                          254,381
                                                          2,100  Virage Logic Corp. (a)                                     19,719
                                                          4,500  Volterra Semiconductor Corp. (a)                           68,670
                                                                                                                      ------------
                                                                                                                         9,245,865
- --------------------------------------------------------------------------------------------------------------------------------
Electronics: Technology - 0.6%                            2,700  3D Systems Corp. (a)                                       54,243
                                                         12,100  Acacia Research - Acacia Technologies (a)                 170,126
                                                          3,700  American Science & Engineering, Inc. (a)                  214,304
                                                         13,023  Checkpoint Systems, Inc. (a)                              289,241
                                                         12,380  Coherent, Inc. (a)                                        417,577
                                                          4,952  Cubic Corp.                                                97,109
                                                          6,226  EDO Corp.                                                 151,541
                                                          4,800  Eagle Test Systems, Inc. (a)                               67,296
                                                          8,400  Essex Corp. (a)                                           154,728
                                                          4,600  Gerber Scientific, Inc. (a)                                59,846
                                                          9,950  Herley Industries, Inc. (a)                               111,539
                                                         35,830  Identix, Inc. (a)                                         250,452
                                                          6,150  Innovative Solutions & Support, Inc. (a)                   86,469
                                                         15,676  Intermagnetics General Corp. (a)                          422,938
                                                          6,000  Ionatron, Inc. (a)(e)                                      38,100
                                                         26,600  Kemet Corp. (a)                                           245,252
                                                          7,000  Maxwell Technologies, Inc. (a)                            137,410
                                                          7,900  Scansource, Inc. (a)                                      231,628
                                                                                                                      ------------
                                                                                                                         3,199,799
- --------------------------------------------------------------------------------------------------------------------------------
Energy Equipment - 0.1%                                  27,000  Capstone Turbine Corp. (a)                                 61,560
                                                          4,100  Metretek Technologies, Inc. (a)                            70,438
                                                         24,326  Plug Power, Inc. (a)(e)                                   113,602
                                                                                                                      ------------
                                                                                                                           245,600
- --------------------------------------------------------------------------------------------------------------------------------
Energy Miscellaneous - 0.6%                               3,300  Alon USA Energy, Inc.                                     103,851
                                                          3,600  Crosstex Energy, Inc.                                     342,288
                                                          4,200  Dawson Geophysical Co. (a)                                129,234
                                                         25,900  Evergreen Solar, Inc. (a)(e)                              336,182
                                                         21,926  FuelCell Energy, Inc. (a)(e)                              210,051
                                                         23,700  KFX, Inc. (a)(e)                                          362,136
                                                            220  Markwest Hydrocarbon, Inc.                                  5,445
                                                          4,900  Matrix Service Co. (a)                                     56,056
                                                          1,700  Ormat Technologies, Inc.                                   64,855
                                                          8,900  Pacific Ethanol, Inc. (a)(e)                              205,768

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          5,858  Penn Virginia Corp.                                  $    409,357
                                                         44,100  Rentech, Inc. (a)                                         205,065
                                                         13,100  Syntroleum Corp. (a)(e)                                    79,517
                                                         13,497  Veritas DGC, Inc. (a)                                     696,175
                                                                                                                      ------------
                                                                                                                         3,205,980
- --------------------------------------------------------------------------------------------------------------------------------
Engineering & Contracting Services - 0.2%                 6,200  Clean Harbors, Inc. (a)                                   249,922
                                                         13,402  Dycom Industries, Inc. (a)                                285,329
                                                          2,200  ENGlobal Corp (a)                                          17,138
                                                          7,700  Infrasource Services, Inc. (a)                            140,217
                                                          2,800  Integrated Electrical Services, Inc. (a)                   48,916
                                                          5,500  Layne Christensen Co. (a)                                 155,925
                                                                                                                      ------------
                                                                                                                           897,447
- --------------------------------------------------------------------------------------------------------------------------------
Entertainment - 0.3%                                      6,400  Carmike Cinemas, Inc.                                     134,912
                                                          5,440  Dover Motorsports, Inc.                                    31,933
                                                         13,255  Gaylord Entertainment Co. (a)                             578,448
                                                         22,000  Live Nation (a)                                           447,920
                                                          7,772  Lodgenet Entertainment Corp. (a)                          144,948
                                                          4,555  Speedway Motorsports, Inc.                                171,906
                                                                                                                      ------------
                                                                                                                         1,510,067
- --------------------------------------------------------------------------------------------------------------------------------
Fertilizers - 0.0%                                       31,700  Terra Industries, Inc. (a)                                201,929
- --------------------------------------------------------------------------------------------------------------------------------
Finance Companies - 0.3%                                  7,100  Accredited Home Lenders Holding Co. (a)                   339,451
                                                          5,100  Asta Funding, Inc.                                        190,995
                                                          2,100  Credit Acceptance Corporation (a)                          56,994
                                                         12,800  International Securities Exchange, Inc.                   487,296
                                                          3,500  MVC Capital, Inc.                                          47,040
                                                          2,300  United PanAm Financial Corp. (a)                           69,920
                                                          7,700  World Acceptance Corp. (a)                                273,504
                                                                                                                      ------------
                                                                                                                         1,465,200
- --------------------------------------------------------------------------------------------------------------------------------
Finance: Small Loan - 0.1%                               20,800  Advance America, Cash Advance Centers, Inc.               364,832
                                                          5,300  Dollar Financial Corp. (a)                                 95,400
                                                            200  QC Holdings, Inc. (a)                                       2,702
                                                                                                                      ------------
                                                                                                                           462,934
- --------------------------------------------------------------------------------------------------------------------------------
Financial Data Processing Services & Systems - 0.9%       7,400  Advent Software, Inc. (a)                                 266,918
                                                            500  Cass Information Systems, Inc.                             24,345
                                                          8,489  CompuCredit Corp. (a)                                     326,317
                                                         10,200  Cybersource Corp. (a)                                     119,340
                                                         20,900  Deluxe Corp.                                              365,332
                                                         11,530  Digital Insight Corp. (a)                                 395,364
                                                         15,488  eFunds Corp. (a)                                          341,510
                                                          7,923  eSpeed, Inc. Class A (a)                                   65,999
                                                          3,300  Heartland Payment Systems, Inc. (a)                        92,004
                                                         17,900  Hypercom Corp. (a)                                        167,365
                                                         30,500  Jack Henry & Associates, Inc.                             599,630
                                                         10,582  John H. Harland Co.                                       460,317
                                                         11,149  Kronos, Inc. (a)                                          403,705
                                                          5,300  Online Resources Corp. (a)                                 54,802
                                                          8,800  Open Solutions, Inc. (a)                                  234,168
                                                          6,900  TNS, Inc. (a)                                             142,761
                                                          8,600  TradeStation Group, Inc. (a)                              108,962
                                                         12,700  Wright Express Corp. (a)                                  364,998
                                                                                                                      ------------
                                                                                                                         4,533,837
- --------------------------------------------------------------------------------------------------------------------------------
Financial Information Services - 0.2%                     4,600  Bankrate, Inc. (a)                                        173,696
                                                         13,400  INVESTools, Inc. (a)                                      106,396
                                                         10,600  Interactive Data Corp. (a)                                212,954

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          3,700  Morningstar, Inc. (a)                                $    153,476
                                                         40,100  Move, Inc. (a)                                            219,748
                                                         27,122  S1 Corp. (a)                                              130,186
                                                          8,900  TheStreet.com, Inc.                                       114,098
                                                            400  Value Line, Inc.                                           17,080
                                                                                                                      ------------
                                                                                                                         1,127,634
- --------------------------------------------------------------------------------------------------------------------------------
Financial Miscellaneous - 0.8%                            3,900  ACE Cash Express, Inc. (a)                                114,153
                                                          8,200  Advanta Corp. Class B                                     294,790
                                                          7,600  Asset Acceptance Capital Corp. (a)                        150,480
                                                          9,819  Cash America International, Inc.                          314,208
                                                            600  Enstar Group, Inc. (a)                                     55,314
                                                          5,300  Federal Agricultural Mortgage Corp. Class B               146,810
                                                          9,900  Financial Federal Corp.                                   275,319
                                                         12,000  First Cash Financial Services, Inc. (a)                   237,000
                                                          9,600  Global Cash Access, Inc. (a)                              150,048
                                                         10,100  Harris & Harris Group, Inc.                               111,504
                                                          6,499  LandAmerica Financial Group, Inc.                         419,835
                                                          8,100  Medallion Financial Corp.                                 104,976
                                                          6,500  Portfolio Recovery Associates, Inc. (a)                   297,050
                                                          4,200  Sanders Morris Harris Group, Inc.                          63,462
                                                         20,036  Sotheby's Holdings Inc. Class A (a)                       525,945
                                                          9,216  Sterling Bancorp                                          179,712
                                                          7,322  Stewart Information Services Corp.                        265,862
                                                          2,833  Stifel Financial Corp. (a)                                100,033
                                                          3,076  Triad Guaranty, Inc. (a)                                  150,355
                                                          2,191  WSFS Financial Corp.                                      134,637
                                                            600  Wauwatosa Holdings, Inc. (a)                               10,236
                                                                                                                      ------------
                                                                                                                         4,101,729
- --------------------------------------------------------------------------------------------------------------------------------
Foods - 0.9%                                             12,600  Chiquita Brands International, Inc.                       173,628
                                                          7,400  Diamond Foods, Inc.                                       118,918
                                                         17,284  Flowers Foods, Inc.                                       495,014
                                                         11,057  Hain Celestial Group, Inc. (a)                            284,828
                                                          4,300  J&J Snack Foods Corp.                                     142,201
                                                         10,100  Lance, Inc.                                               232,502
                                                          3,500  M&F Worldwide Corp. (a)                                    56,350
                                                            863  Maui Land & Pineapple Co., Inc. (a)                        32,621
                                                          5,800  Medifast Inc (a)                                          103,646
                                                         19,600  NBTY, Inc. (a)                                            468,636
                                                         13,800  Performance Food Group Co. (a)                            419,244
                                                         13,300  Pilgrim's Pride Corp.                                     343,140
                                                          3,000  Premium Standard Farms, Inc.                               48,690
                                                         10,495  Ralcorp Holdings, Inc. (a)                                446,352
                                                          7,050  Sanderson Farms, Inc.                                     197,330
                                                            112  Seaboard Corp.                                            143,360
                                                         16,557  Sensient Technologies Corp.                               346,207
                                                         10,877  Tootsie Roll Industries, Inc.                             316,847
                                                          9,500  TreeHouse Foods, Inc. (a)                                 226,955
                                                                                                                      ------------
                                                                                                                         4,596,469
- --------------------------------------------------------------------------------------------------------------------------------
Forest Products - 0.1%                                    3,409  Deltic Timber Corp.                                       192,165
                                                          6,634  Universal Forest Products, Inc.                           416,151
                                                                                                                      ------------
                                                                                                                           608,316
- --------------------------------------------------------------------------------------------------------------------------------
Forms and Bulk Printing                                   9,900  Ennis, Inc.                                               194,832
Services - 0.1%                                           5,945  The Standard Register Co.                                  70,448
                                                                                                                      ------------
                                                                                                                           265,280
- --------------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
Funeral Parlors & Cemeteries - 0.1%                      14,100  Alderwoods Group, Inc. (a)                           $    274,386
                                                         35,024  Stewart Enterprises, Inc. Class A                         201,388
                                                                                                                      ------------
                                                                                                                           475,774
- --------------------------------------------------------------------------------------------------------------------------------
Glass - 0.0%                                             13,100  Apogee Enterprises, Inc.                                  192,570
- --------------------------------------------------------------------------------------------------------------------------------
Gold - 0.1%                                             103,900  Coeur d'Alene Mines Corp. (a)                             499,759
                                                          8,200  Royal Gold, Inc.                                          228,124
                                                                                                                      ------------
                                                                                                                           727,883
- --------------------------------------------------------------------------------------------------------------------------------
Health Care Facilities - 0.6%                             3,800  Capital Senior Living Corporation (a)                      39,064
                                                          8,800  Five Star Quality Care, Inc. (a)                           97,416
                                                          7,900  Genesis HealthCare Corp. (a)                              374,223
                                                         11,200  Kindred Healthcare, Inc. (a)                              291,200
                                                          6,950  LCA-Vision, Inc.                                          367,725
                                                          4,400  Medcath Corp. (a)                                          82,896
                                                          1,800  National Healthcare Corp.                                  80,190
                                                         17,700  Psychiatric Solutions, Inc. (a)                           507,282
                                                          5,500  Radiation Therapy Services, Inc. (a)                      148,005
                                                          5,800  Res-Care, Inc. (a)                                        116,000
                                                         11,200  Sun Healthcare Group, Inc. (a)                             97,328
                                                         14,874  Sunrise Senior Living, Inc. (a)                           411,266
                                                         17,250  United Surgical Partners International, Inc. (a)          518,708
                                                                                                                      ------------
                                                                                                                         3,131,303
- --------------------------------------------------------------------------------------------------------------------------------
Health Care Management Services - 0.6%                   17,500  AMERIGROUP Corp. (a)                                      543,200
                                                         14,141  Allscripts Healthcare Solutions, Inc. (a)                 248,175
                                                         12,300  Amsurg Corp. (a)                                          279,825
                                                         14,400  Centene Corp. (a)                                         338,832
                                                          4,400  Computer Programs & Systems, Inc.                         175,824
                                                          1,857  Corvel Corp. (a)                                           46,425
                                                         17,831  Eclipsys Corp. (a)                                        323,811
                                                          4,700  Healthspring, Inc. (a)                                     88,125
                                                          7,300  Horizon Health Corp. (a)                                  152,424
                                                          4,100  Molina Healthcare, Inc. (a)                               156,005
                                                          7,700  Omnicell, Inc. (a)                                        106,414
                                                         13,737  Per-Se Technologies, Inc. (a)                             345,898
                                                         12,300  Phase Forward, Inc. (a)                                   141,696
                                                          5,800  Vital Images, Inc. (a)                                    143,260
                                                                                                                      ------------
                                                                                                                         3,089,914
- --------------------------------------------------------------------------------------------------------------------------------
Health Care Services - 0.6%                               7,100  Adeza Biomedical Corp. (a)                                 99,542
                                                          3,600  Alliance Imaging, Inc. (a)                                 23,040
                                                          6,600  Amedisys, Inc. (a)                                        250,140
                                                         11,800  American Retirement Corp. (a)                             386,686
                                                         14,100  Apria Healthcare Group, Inc. (a)                          266,490
                                                          5,300  Bio-Reference Labs, Inc. (a)                              115,328
                                                         11,912  Gentiva Health Services, Inc. (a)                         190,949
                                                         12,125  Healthcare Services Group                                 254,019
                                                         13,000  Healthways, Inc. (a)                                      684,320
                                                         13,200  Hythiam, Inc. (a)                                          92,004
                                                          2,000  LHC Group, Inc. (a)                                        39,840
                                                          8,700  Matria Healthcare, Inc. (a)                               186,354
                                                            500  Nighthawk Radiology Holdings, Inc. (a)                      8,970
                                                         11,500  Odyssey HealthCare, Inc. (a)(e)                           202,055
                                                          5,200  Symbion, Inc. (a)                                         107,952
                                                          6,200  VistaCare, Inc. Class A (a)                                75,020
                                                                                                                      ------------
                                                                                                                         2,982,709
- --------------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
Homebuilding - 0.3%                                      17,000  Hovnanian Enterprises, Inc. Class A (a)              $    511,360
                                                          5,460  Levitt Corp. Class A                                       87,360
                                                          5,300  M/I Homes, Inc.                                           185,924
                                                          7,500  Meritage Homes Corp. (a)                                  354,375
                                                            700  Orleans Homebuilders, Inc.                                 11,375
                                                          6,062  Technical Olympic USA, Inc.                                87,050
                                                         13,500  WCI Communities, Inc. (a)(e)                              271,890
                                                                                                                      ------------
                                                                                                                         1,509,334
- --------------------------------------------------------------------------------------------------------------------------------
Hotel/Motel - 0.1%                                        6,600  Lodgian, Inc. (a)                                          94,050
                                                          6,379  Marcus Corp.                                              133,194
                                                          8,500  Morgans Hotel Group Co. (a)                               132,260
                                                                                                                      ------------
                                                                                                                           359,504
- --------------------------------------------------------------------------------------------------------------------------------
Household Furnishings - 0.5%                              5,500  American Woodmark Corp.                                   192,720
                                                         12,400  Ethan Allen Interiors, Inc.                               453,220
                                                         18,100  Furniture Brands International, Inc. (e)                  377,204
                                                          8,836  Haverty Furniture Cos., Inc.                              138,637
                                                          1,600  Hooker Furniture Corp.                                     26,880
                                                         21,400  La-Z-Boy, Inc. (e)                                        299,600
                                                          5,800  Lifetime Brands, Inc.                                     125,686
                                                          4,700  Sealy Corp.                                                62,369
                                                         20,300  Select Comfort Corp. (a)(e)                               466,291
                                                          6,200  Stanley Furniture Co., Inc.                               148,614
                                                         15,800  Tempur-Pedic International, Inc. (a)                      213,458
                                                                                                                      ------------
                                                                                                                         2,504,679
- --------------------------------------------------------------------------------------------------------------------------------
Identification Control & Filter Devices - 0.5%            9,912  Advanced Energy Industries, Inc. (a)                      131,235
                                                         16,141  Asyst Technologies Inc. (a)                               121,542
                                                          3,100  Badger Meter, Inc.                                         83,700
                                                          8,632  ESCO Technologies, Inc. (a)                               461,380
                                                          8,200  Flanders Corp. (a)                                         82,246
                                                          1,775  The Gorman-Rupp Co.                                        47,215
                                                         10,326  Mine Safety Appliances Co.                                415,105
                                                         11,982  Paxar Corp. (a)                                           246,470
                                                          7,700  RAE Systems, Inc. (a)                                      30,800
                                                          3,912  Robbins & Myers, Inc.                                     102,260
                                                         11,227  Veeco Instruments, Inc. (a)                               267,652
                                                          5,996  Vicor Corp.                                                99,354
                                                          6,700  Viisage Technology, Inc. (a)(e)                           101,572
                                                          8,436  Watts Water Technologies, Inc. Class A                    283,028
                                                         11,317  X-Rite, Inc.                                              124,374
                                                                                                                      ------------
                                                                                                                         2,597,933
- --------------------------------------------------------------------------------------------------------------------------------
Industrial Producers - 0.0%                               7,000  Smith & Wesson Holding Corp. (a)                           57,540
                                                          4,000  TAL International Group, Inc. (a)                          96,400
                                                                                                                      ------------
                                                                                                                           153,940
- --------------------------------------------------------------------------------------------------------------------------------
Insurance: Life - 0.4%                                   24,200  American Equity Investment Life Holding Co.               257,972
                                                          6,100  Ceres Group, Inc. (a)                                      37,942
                                                         14,005  Delphi Financial Group Class A                            509,222
                                                          2,980  Great American Financial Resources, Inc.                   62,371
                                                          1,042  Kansas City Life Insurance Co.                             44,556
                                                            662  National Western Life Insurance Co. Class A               158,648
                                                         36,200  The Phoenix Cos., Inc.                                    509,696
                                                          6,893  Presidential Life Corp.                                   169,430
                                                         11,300  Universal American Financial Corp. (a)                    148,595
                                                                                                                      ------------
                                                                                                                         1,898,432
- --------------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
Insurance: Multi-Line - 0.4%                             10,240  Alfa Corp.                                           $    169,574
                                                          2,986  CNA Surety Corp. (a)                                       51,598
                                                          7,809  Crawford & Co. Class B                                     56,069
                                                          2,000  EMC Insurance Group, Inc.                                  57,520
                                                          3,225  FBL Financial Group, Inc. Class A                         104,490
                                                          8,400  HealthExtras, Inc. (a)                                    253,848
                                                         12,806  Hilb Rogal & Hobbs Co.                                    477,280
                                                         17,368  Horace Mann Educators Corp.                               294,388
                                                          1,240  Independence Holding Co.                                   27,788
                                                         14,000  Meadowbrook Insurance Group, Inc. (a)                     116,480
                                                          2,297  Pico Holdings, Inc. (a)                                    74,078
                                                         14,355  Zenith National Insurance Corp.                           569,463
                                                                                                                      ------------
                                                                                                                         2,252,576
- --------------------------------------------------------------------------------------------------------------------------------
Insurance: Property-Casualty - 1.3%                      10,100  21st Century Insurance Group                              145,440
                                                          5,150  Affirmative Insurance Holdings, Inc.                       80,597
                                                          3,471  American Physicians Capital, Inc. (a)                     182,540
                                                         11,566  Argonaut Group, Inc. (a)                                  347,443
                                                          4,032  Baldwin & Lyons, Inc. Class B                             102,816
                                                          4,500  Bristol West Holdings, Inc.                                72,000
                                                          4,700  Capital Title Group, Inc.                                  34,639
                                                         18,000  Commerce Group, Inc.                                      531,720
                                                          4,400  Darwin Professional Underwriters, Inc. (a)                 77,704
                                                          5,300  Direct General Corp.                                       89,676
                                                          3,244  Donegal Group, Inc. Class A                                62,966
                                                          4,900  FPIC Insurance Group, Inc. (a)                            189,875
                                                          3,500  First Acceptance Corp. (a)                                 41,230
                                                         21,100  Fremont General Corp.                                     391,616
                                                          5,062  Harleysville Group, Inc.                                  160,567
                                                          6,900  Infinity Property & Casualty Corp.                        282,900
                                                          1,500  James River Group, Inc. (a)                                37,350
                                                          2,858  The Midland Co.                                           108,547
                                                            500  NYMAGIC, Inc.                                              14,525
                                                          4,100  National Interstate Corp.                                 111,192
                                                          4,300  Navigators Group, Inc. (a)                                188,426
                                                          2,500  Odyssey Re Holdings Corp.                                  65,875
                                                         21,515  Ohio Casualty Corp.                                       639,641
                                                         10,706  PMA Capital Corp. Class A (a)                             110,272
                                                         11,023  ProAssurance Corp. (a)                                    531,088
                                                          6,754  RLI Corp.                                                 325,408
                                                          1,900  SCPIE Holdings, Inc. (a)                                   44,175
                                                          6,100  Safety Insurance Group, Inc.                              290,055
                                                          8,200  SeaBright Insurance Holdings, Inc. (a)                    132,102
                                                         10,254  Selective Insurance Group                                 572,891
                                                          3,512  State Auto Financial Corp.                                114,280
                                                          7,100  Tower Group, Inc.                                         214,775
                                                          8,900  United Fire & Casualty Co.                                268,157
                                                                                                                      ------------
                                                                                                                         6,562,488
- --------------------------------------------------------------------------------------------------------------------------------
Investment Management Companies - 0.6%                   27,856  Apollo Investment Corp.                                   514,785
                                                         12,738  Ares Capital Corp.                                        215,664
                                                          9,500  Calamos Asset Management, Inc. Class A                    275,405
                                                            500  Capital Southwest Corp.                                    52,225
                                                          2,500  Cohen & Steers, Inc.                                       59,000
                                                          2,796  GAMCO Investors, Inc. Class A                             102,781
                                                         22,000  MCG Capital Corp.                                         349,800

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          9,723  NGP Capital Resources Co.                            $    142,247
                                                         12,000  National Financial Partners Corp.                         531,720
                                                          3,200  Technology Investment Capital Corp.                        46,880
                                                         28,300  Waddell & Reed Financial, Inc. Class A                    581,848
                                                                                                                      ------------
                                                                                                                         2,872,355
- --------------------------------------------------------------------------------------------------------------------------------
Jewelry Watches & Gemstones - 0.1%                       17,400  Fossil, Inc. (a)                                          313,374
                                                          8,100  Movado Group, Inc.                                        185,895
                                                                                                                      ------------
                                                                                                                           499,269
- --------------------------------------------------------------------------------------------------------------------------------
Leisure Time - 0.3%                                       9,400  Bally Total Fitness Holding Corp. (a)                      63,732
                                                         25,200  Callaway Golf Co.                                         327,348
                                                          8,900  Great Wolf Resorts, Inc. (a)                              106,889
                                                         12,800  K2, Inc. (a)                                              140,032
                                                          9,600  Life Time Fitness, Inc. (a)                               444,192
                                                         30,200  Six Flags, Inc. (a)(e)                                    169,724
                                                          2,300  Steinway Musical Instruments Inc. (a)                      56,396
                                                         10,056  Vail Resorts, Inc. (a)                                    373,078
                                                          4,800  West Marine, Inc. (a)                                      64,704
                                                                                                                      ------------
                                                                                                                         1,746,095
- --------------------------------------------------------------------------------------------------------------------------------
Machinery & Engineering - 0.1%                           14,890  Applied Industrial Technologies, Inc.                     361,976
- --------------------------------------------------------------------------------------------------------------------------------
Machinery: Agricultural - 0.1%                            3,450  Gehl Co. (a)                                               88,078
                                                          5,613  Lindsay Manufacturing Co.                                 152,225
                                                                                                                      ------------
                                                                                                                           240,303
- --------------------------------------------------------------------------------------------------------------------------------
Machinery: Construction & Handling - 0.1%                 7,600  ASV, Inc. (a)(e)                                          175,104
                                                          5,717  Astec Industries, Inc. (a)                                195,064
                                                          1,587  NACCO Industries, Inc. Class A                            218,070
                                                                                                                      ------------
                                                                                                                           588,238
- --------------------------------------------------------------------------------------------------------------------------------
Machinery: Engines - 0.1%                                17,000  Briggs & Stratton Corp.                                   528,870
                                                          4,500  Raser Techonologies, Inc. (a)                              43,380
                                                                                                                      ------------
                                                                                                                           572,250
- --------------------------------------------------------------------------------------------------------------------------------
Machinery: Industrial/Specialty - 0.4%                   10,600  Actuant Corp. Class A                                     529,470
                                                          5,000  Columbus McKinnon Corp. (a)                               108,700
                                                          1,500  DXP Enterprises, Inc. (a)                                  46,605
                                                          6,900  EnPro Industries, Inc. (a)                                231,840
                                                          3,970  Kadant, Inc. (a)                                           91,310
                                                          2,200  Middleby Corp. (a)                                        190,432
                                                          9,310  Nordson Corp.                                             457,866
                                                          8,328  Tecumseh Products Co. Class A (a)                         159,898
                                                          2,737  Tennant Co.                                               137,616
                                                          9,279  Woodward Governor Co.                                     283,102
                                                                                                                      ------------
                                                                                                                         2,236,839
- --------------------------------------------------------------------------------------------------------------------------------
Machinery: Oil Well Equipment & Services - 1.2%           2,800  Allis-Chalmers Energy, Inc. (a)                            38,052
                                                          2,800  Basic Energy Services, Inc. (a)                            85,596
                                                          8,102  CARBO Ceramics, Inc.                                      398,051
                                                          7,300  Complete Production Services, Inc. (a)                    172,572
                                                          3,388  Dril-Quip, Inc. (a)                                       279,307
                                                          6,417  Gulf Island Fabrication, Inc.                             128,597
                                                         33,743  Hanover Compressor Co. (a)(e)                             633,694
                                                          7,140  Hornbeck Offshore Services, Inc. (a)                      253,613
                                                          6,949  Hydril Co. (a)                                            545,635
                                                         23,446  Input/Output, Inc. (a)(e)                                 221,565
                                                          5,900  Lufkin Industries, Inc.                                   350,637
                                                          6,400  NATCO Group, Inc. Class A (a)                             257,280
                                                         29,820  Newpark Resources, Inc. (a)                               183,393
                                                         16,000  Oil States International, Inc. (a)                        548,480

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                         36,081  Parker Drilling Co. (a)                              $    259,062
                                                          7,100  RPC, Inc.                                                 172,388
                                                          8,900  Sulphco, Inc. (a)                                          63,724
                                                          2,100  Superior Well Services, Inc. (a)                           52,290
                                                            400  T-3 Energy Services Inc. (a)                                7,792
                                                          5,800  Trico Marine Services, Inc. (a)                           197,200
                                                          1,900  Union Drilling, Inc. (a)                                   28,234
                                                          9,826  Universal Compression Holdings, Inc. (a)                  618,743
                                                         10,457  W-H Energy Services, Inc. (a)                             531,529
                                                          2,300  Warrior Energy Service Corp. (a)                           55,959
                                                                                                                      ------------
                                                                                                                         6,083,393
- --------------------------------------------------------------------------------------------------------------------------------
Machinery: Specialty - 0.2%                               6,700  Applied Films Corp. (a)                                   190,883
                                                         10,300  Bucyrus International, Inc.                               520,150
                                                          4,200  Cascade Corp.                                             166,110
                                                         10,300  Flow International Corp. (a)                              144,921
                                                          4,441  Semitool, Inc. (a)                                         40,058
                                                          4,400  TurboChef Technologies, Inc. (a)(e)                        48,928
                                                                                                                      ------------
                                                                                                                         1,111,050
- --------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing - 0.1%                               1,300  Cavco Industries, Inc. (a)                                 57,772
                                                         29,727  Champion Enterprises, Inc. (a)                            328,186
                                                          4,005  Palm Harbor Homes, Inc. (a)(e)                             70,448
                                                          2,301  Skyline Corp.                                              98,437
                                                                                                                      ------------
                                                                                                                           554,843
- --------------------------------------------------------------------------------------------------------------------------------
Manufacturing - 0.1%                                     16,059  Federal Signal Corp.                                      243,133
                                                          4,131  Standex International Corp.                               125,376
                                                                                                                      ------------
                                                                                                                           368,509
- --------------------------------------------------------------------------------------------------------------------------------
Medical & Dental Instruments & Supplies - 2.5%            8,400  Abaxis, Inc. (a)                                          187,908
                                                          5,600  Abiomed, Inc. (a)                                          72,632
                                                         18,500  Align Technology, Inc. (a)                                136,715
                                                         27,200  American Medical Systems Holdings, Inc. (a)               452,880
                                                          3,400  Angiodynamics, Inc. (a)                                    91,970
                                                          6,608  Arrow International, Inc.                                 217,205
                                                          5,800  Bio-Rad Laboratories, Inc. Class A (a)                    376,652
                                                          6,749  Biosite, Inc. (a)                                         308,159
                                                         18,200  Cepheid, Inc. (a)                                         176,722
                                                          6,600  Cerus Corp. (a)                                            47,058
                                                          6,100  Conceptus, Inc. (a)                                        83,204
                                                         10,428  Conmed Corp. (a)                                          215,860
                                                         10,800  Conor Medsystems, Inc. (a)                                297,972
                                                          8,869  Cyberonics, Inc. (a)                                      189,087
                                                          7,100  DJO, Inc. (a)                                             261,493
                                                          8,200  DexCom, Inc. (a)                                          111,356
                                                          8,000  Diagnostic Products Corp.                                 465,360
                                                         15,400  Encore Medical Corp. (a)                                   74,074
                                                          3,000  ev3, Inc. (a)                                              44,430
                                                          5,500  FoxHollow Technologies Inc. (a)(e)                        150,260
                                                          7,600  I-Flow Corp. (a)                                           82,232
                                                          6,050  ICU Medical, Inc. (a)                                     255,552
                                                          8,200  IRIS International, Inc. (a)                              107,912
                                                         22,043  Immucor, Inc. (a)                                         423,887
                                                         10,322  Invacare Corp.                                            256,811
                                                          8,640  Inverness Medical Innovations, Inc. (a)                   243,907
                                                         14,600  Kyphon, Inc. (a)                                          560,056
                                                          2,678  Landauer, Inc.                                            128,276

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          7,500  Laserscope (a)                                       $    231,075
                                                         13,000  Lifecell Corp. (a)                                        401,960
                                                          1,600  Medical Action Industries, Inc. (a)                        35,344
                                                         14,844  Mentor Corp. (e)                                          645,714
                                                          7,000  Meridian Bioscience, Inc.                                 174,650
                                                         12,510  Merit Medical Systems, Inc. (a)                           172,138
                                                          7,237  Molecular Devices Corp. (a)                               221,163
                                                            500  Northstar Neuroscience, Inc. (a)                            5,190
                                                         13,800  NuVasive, Inc. (a)                                        251,574
                                                         17,059  OraSure Technologies, Inc. (a)                            162,402
                                                         13,398  Owens & Minor, Inc.                                       383,183
                                                         26,373  PSS World Medical, Inc. (a)                               465,483
                                                          6,800  Palomar Medical Technologies, Inc. (a)                    310,284
                                                          9,229  PolyMedica Corp.                                          331,875
                                                          6,815  SonoSite, Inc. (a)                                        266,058
                                                         12,300  Spectranetic Corp (a)                                     131,856
                                                         11,000  Stereotaxis, Inc. (a)                                     118,690
                                                         22,500  Steris Corp.                                              514,350
                                                          6,783  SurModics, Inc. (a)(e)                                    244,934
                                                         10,000  Symmetry Medical, Inc. (a)                                154,000
                                                         26,600  ThermoGenesis Corp. (a)                                   110,124
                                                         17,547  Thoratec Corp. (a)                                        243,377
                                                          9,560  Ventana Medical Systems Inc. (a)                          451,041
                                                          9,700  Viasys Healthcare, Inc. (a)                               248,320
                                                          1,524  Vital Signs, Inc.                                          75,484
                                                          9,876  West Pharmaceutical Services, Inc.                        358,301
                                                         13,900  Wright Medical Group, Inc. (a)                            290,927
                                                            600  Young Innovations, Inc.                                    21,138
                                                                                                                      ------------
                                                                                                                        13,040,265
- --------------------------------------------------------------------------------------------------------------------------------
Medical Services - 0.3%                                   4,800  Air Methods Corp. (a)                                     125,664
                                                         14,300  Magellan Health Services, Inc. (a)                        647,933
                                                         12,471  Option Care, Inc.                                         149,403
                                                         11,197  Parexel International Corp. (a)                           323,033
                                                          7,895  RehabCare Group, Inc. (a)                                 137,215
                                                                                                                      ------------
                                                                                                                         1,383,248
- --------------------------------------------------------------------------------------------------------------------------------
Metal Fabricating - 1.1%                                  1,500  Ampco-Pittsburgh Corp.                                     42,975
                                                          3,900  CIRCOR International, Inc.                                118,911
                                                            300  Compx International, Inc.                                   5,370
                                                          5,000  Dynamic Materials Corp.                                   169,350
                                                          9,250  Encore Wire Corp. (a)                                     332,445
                                                          6,100  Insteel Industries, Inc.                                  147,620
                                                         11,226  Kaydon Corp.                                              418,842
                                                          5,000  LB Foster Co. Class A (a)                                 121,350
                                                         11,758  Lone Star Technologies Inc. (a)                           635,167
                                                         13,463  Maverick Tube Corp. (a)                                   850,727
                                                         12,000  Mueller Water Products, Inc. (a)                          208,920
                                                          5,765  NN, Inc.                                                   71,198
                                                          7,155  NS Group, Inc. (a)                                        394,097
                                                         12,610  Quanex Corp.                                              543,113
                                                          8,800  RBC Bearings, Inc. (a)                                    199,760
                                                          8,713  RTI International Metals, Inc. (a)                        486,534

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          9,093  Ryerson, Inc.                                        $    245,511
                                                          8,400  Superior Essex, Inc. (a)                                  251,412
                                                          5,458  Valmont Industries, Inc.                                  253,742
                                                                                                                      ------------
                                                                                                                         5,497,044
- --------------------------------------------------------------------------------------------------------------------------------
Metals & Minerals Miscellaneous - 0.5%                    2,500  AM Castle & Co.                                            80,625
                                                          6,873  AMCOL International Corp.                                 181,104
                                                          7,211  Brush Engineered Materials, Inc. (a)                      150,349
                                                          8,218  Cleveland-Cliffs, Inc.                                    651,605
                                                          9,400  Compass Minerals International, Inc.                      234,530
                                                         32,844  GrafTech International Ltd. (a)                           190,495
                                                         47,600  Hecla Mining Co. (a)                                      249,900
                                                          7,453  Minerals Technologies, Inc.                               387,556
                                                         12,564  Stillwater Mining Co. (a)                                 159,312
                                                                                                                      ------------
                                                                                                                         2,285,476
- --------------------------------------------------------------------------------------------------------------------------------
Milling: Fruit and Grain Processing - 0.0%                4,600  MGP Ingredients, Inc.                                     106,812
- --------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Business & Consumer Discretionary - 0.0%    2,600  Core-Mark Holdings Co., Inc. (a)                           93,080
- --------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Consumer Staples - 0.0%                     7,900  Reddy Ice Holdings, Inc.                                  160,765
- --------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Materials & Commodities - 0.2%             10,050  Ceradyne, Inc. (a)                                        497,374
                                                         11,779  Symyx Technologies Inc. (a)                               284,463
                                                          7,489  WD-40 Co.                                                 251,406
                                                                                                                      ------------
                                                                                                                         1,033,243
- --------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Materials & Processing - 0.2%              10,938  Insituform Technologies, Inc. Class A (a)                 250,371
                                                         10,500  Metal Management, Inc.                                    321,510
                                                          5,255  Rogers Corp. (a)                                          296,067
                                                         27,459  USEC, Inc.                                                325,389
                                                          1,900  Xerium Technologies, Inc.                                  17,898
                                                                                                                      ------------
                                                                                                                         1,211,235
- --------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Producer Durables - 0.2%                   28,900  BE Aerospace, Inc. (a)                                    660,654
                                                         11,100  Blount International, Inc. (a)                            133,422
                                                                                                                      ------------
                                                                                                                           794,076
- --------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Technology - 0.1%                           6,500  IHS, Inc. Class A (a)                                     192,595
                                                          2,700  iRobot Corp. (a)(e)                                        67,176
                                                                                                                      ------------
                                                                                                                           259,771
- --------------------------------------------------------------------------------------------------------------------------------
Multi-Sector Companies - 0.3%                             4,800  Compass Diversified Trust                                  68,496
                                                         18,471  GenCorp, Inc. (a)(e)                                      296,090
                                                          5,000  Gentek Inc (a)                                            134,250
                                                          7,994  Kaman Corp. Class A                                       145,491
                                                          8,099  Lancaster Colony Corp.                                    319,668
                                                          7,000  Raven Industries, Inc.                                    220,500
                                                          1,765  Sequa Corp. Class A (a)                                   143,848
                                                                                                                      ------------
                                                                                                                         1,328,343
- --------------------------------------------------------------------------------------------------------------------------------
Office Furniture & Business Equipment - 0.3%             14,500  ACCO Brands Corp. (a)                                     317,550
                                                         22,200  Herman Miller, Inc.                                       572,094
                                                          8,274  Kimball International, Inc. Class B                       163,081
                                                          9,400  Knoll, Inc.                                               172,584
                                                          9,840  Presstek, Inc. (a)                                         91,610
                                                                                                                      ------------
                                                                                                                         1,316,919
- --------------------------------------------------------------------------------------------------------------------------------
Offshore Drilling - 0.1%                                  9,854  Atwood Oceanics, Inc. (a)                                 488,758
                                                          3,000  Bois d'Arc Energy, Inc. (a)                                49,410
                                                          5,700  Hercules Offshore, Inc. (a)                               199,500
                                                                                                                      ------------
                                                                                                                           737,668
- --------------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
Oil: Crude Producers - 2.0%                               7,400  ATP Oil & Gas Corp. (a)                              $    310,282
                                                          2,800  Arena Resources, Inc. (a)                                  96,012
                                                          7,250  Atlas America, Inc. (a)                                   324,872
                                                         18,100  Aurora Oil & Gas Corp. (a)                                 72,400
                                                         14,002  Berry Petroleum Co. Class A                               464,166
                                                          8,600  Bill Barrett Corp. (a)                                    254,646
                                                         20,500  Brigham Exploration Co. (a)                               162,155
                                                          6,500  Bronco Drilling Co., Inc. (a)                             135,785
                                                          5,600  Callon Petroleum Co. (a)                                  108,304
                                                          8,700  Carrizo Oil & Gas, Inc. (a)                               272,397
                                                          2,400  Clayton Williams Energy, Inc. (a)                          82,896
                                                         14,357  Comstock Resources, Inc. (a)                              428,700
                                                            800  Delek US Holdings, Inc. (a)                                12,160
                                                         13,900  EXCO Resources, Inc. (a)                                  158,460
                                                          8,000  Edge Petroleum Corp. (a)                                  159,840
                                                         18,800  Encore Acquisition Co. (a)                                504,404
                                                         15,400  Energy Partners Ltd. (a)                                  291,830
                                                         13,400  The Exploration Co. of Delaware, Inc. (a)                 142,844
                                                         21,900  Gasco Energy, Inc. (a)                                     97,455
                                                          5,700  GeoGlobal Resources, Inc. (a)                              27,873
                                                          6,000  Goodrich Petroleum Corp. (a)                              170,340
                                                         64,843  Grey Wolf, Inc. (a)                                       499,291
                                                          1,000  Gulfport Energy Corp. (a)                                  11,040
                                                         12,700  Harvest Natural Resources, Inc. (a)                       171,958
                                                         11,083  Houston Exploration Co. (a)                               678,169
                                                         23,900  Mariner Energy, Inc. (a)                                  439,043
                                                         10,800  McMoRan Exploration Co. (a)(e)                            190,080
                                                         29,011  Meridian Resource Corp. (a)                               101,539
                                                         14,000  Parallel Petroleum Corp. (a)                              345,940
                                                         18,742  PetroHawk Energy Corp. (a)                                236,149
                                                          6,800  Petroleum Development Corp. (a)                           256,360
                                                         13,600  Petroquest Energy, Inc. (a)                               167,008
                                                         12,300  Pioneer Drilling Co. (a)                                  189,912
                                                          9,700  Quest Resource Corp. (a)                                  131,435
                                                          9,720  Remington Oil & Gas Corp. (a)                             427,388
                                                          5,249  Resource America, Inc. Class A                             99,993
                                                         15,600  Rosetta Resources, Inc. (a)                               259,272
                                                          8,578  Stone Energy Corp. (a)                                    399,306
                                                          9,717  Swift Energy Co. (a)                                      417,151
                                                          4,300  Toreador Resources Corp. (a)(e)                           120,959
                                                         20,000  Transmeridian Exploration, Inc. (a)                       114,000
                                                         16,400  Warren Resources, Inc. (a)                                235,504
                                                          6,500  Western Refining, Inc.                                    140,270
                                                         11,710  Whiting Petroleum Corp. (a)                               490,298
                                                                                                                      ------------
                                                                                                                        10,399,886
- --------------------------------------------------------------------------------------------------------------------------------
Oil: Integrated Domestic - 0.3%                          20,900  Delta Petroleum Corp. (a)                                 356,345
                                                          3,800  GMX Resources Inc. (a)                                    117,496
                                                          5,700  Giant Industries, Inc. (a)                                379,335
                                                         16,800  KCS Energy, Inc. (a)                                      498,960
                                                                                                                      ------------
                                                                                                                         1,352,136
- --------------------------------------------------------------------------------------------------------------------------------
Oil: Integrated International - 0.1%                     24,600  Vaalco Energy, Inc. (a)                                   240,096
- --------------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
Paints & Coatings - 0.2%                                 18,076  Ferro Corp.                                          $    288,493
                                                         11,340  H.B. Fuller Co.                                           494,084
                                                          1,693  Kronos Worldwide, Inc.                                     49,520
                                                                                                                      ------------
                                                                                                                           832,097
- --------------------------------------------------------------------------------------------------------------------------------
Paper - 0.4%                                             10,626  Albany International Corp. Class A                        450,436
                                                         18,600  Bowater, Inc.                                             423,150
                                                          7,698  Buckeye Technologies, Inc. (a)                             58,813
                                                         10,174  Caraustar Industries, Inc. (a)                             91,566
                                                          8,892  Chesapeake Corp.                                          145,918
                                                          9,000  Mercer International, Inc.-Sbi (a)(e)                      78,120
                                                          4,900  Neenah Paper, Inc.                                        149,205
                                                         14,801  P.H. Glatfelter Co.                                       234,892
                                                          8,080  Rock-Tenn Co. Class A                                     128,876
                                                         14,942  Wausau Paper Corp.                                        186,028
                                                                                                                      ------------
                                                                                                                         1,947,004
- --------------------------------------------------------------------------------------------------------------------------------
Plastics - 0.1%                                           6,100  The Lamson & Sessions Co. (a)                             172,996
                                                          4,700  PW Eagle, Inc.                                            142,128
                                                         13,454  Spartech Corp.                                            304,060
                                                                                                                      ------------
                                                                                                                           619,184
- --------------------------------------------------------------------------------------------------------------------------------
Pollution Control and Environmental Services - 0.2%       5,600  American Ecology Corp.                                    148,400
                                                          5,800  Basin Water, Inc. (a)                                      58,116
                                                         19,000  Darling International, Inc. (a)                            86,070
                                                         16,246  Headwaters, Inc. (a)                                      415,248
                                                          3,600  TEAM INC (a)                                               90,180
                                                                                                                      ------------
                                                                                                                           798,014
- --------------------------------------------------------------------------------------------------------------------------------
Power Transmission Equipment - 0.1%                      10,251  Regal-Beloit Corp.                                        452,582
- --------------------------------------------------------------------------------------------------------------------------------
Printing and Copying Services - 0.1%                     12,882  Bowne & Co., Inc.                                         184,213
                                                         17,700  Cenveo, Inc. (a)                                          317,715
                                                          7,300  Schawk, Inc.                                              127,750
                                                                                                                      ------------
                                                                                                                           629,678
- --------------------------------------------------------------------------------------------------------------------------------
Production Technology Equipment - 1.2%                    3,500  ADE Corp. (a)                                             113,715
                                                         12,457  ATMI, Inc. (a)                                            306,691
                                                         41,200  Axcelis Technologies, Inc. (a)                            243,080
                                                         24,878  Brooks Automation, Inc. (a)                               293,560
                                                         14,556  Cognex Corp.                                              378,893
                                                         42,568  Credence Systems Corp. (a)                                148,988
                                                         12,900  Cymer, Inc. (a)                                           599,334
                                                          6,631  Dionex Corp. (a)                                          362,450
                                                         11,161  Electro Scientific Industries, Inc. (a)                   200,786
                                                         17,300  Emcore Corp. (a)                                          166,080
                                                         43,499  Entegris, Inc. (a)                                        414,545
                                                          7,690  Esterline Technologies Corp. (a)                          319,827
                                                          9,955  FEI Co. (a)                                               225,779
                                                          8,700  Intevac, Inc. (a)                                         188,616
                                                         24,056  Kulicke & Soffa Industries, Inc. (a)                      178,255
                                                         25,503  LTX Corp. (a)                                             178,776
                                                          6,200  MTS Systems Corp.                                         244,962
                                                         21,899  Mattson Technology, Inc. (a)                              213,953
                                                          8,262  Photon Dynamics, Inc. (a)                                 103,440
                                                         11,979  Photronics, Inc. (a)                                      177,289
                                                          5,600  Rofin-Sinar Technologies, Inc. (a)                        321,832

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                         11,073  Rudolph Technologies, Inc. (a)                       $    160,559
                                                         10,490  Ultratech, Inc. (a)                                       165,113
                                                         19,113  Varian Semiconductor Equipment Associates, Inc. (a)       623,275
                                                                                                                      ------------
                                                                                                                         6,329,798
- --------------------------------------------------------------------------------------------------------------------------------
Publishing: Miscellaneous - 0.4%                          8,494  Banta Corp.                                               393,527
                                                          5,000  Consolidated Graphics, Inc. (a)                           260,300
                                                          2,150  Courier Corp.                                              86,043
                                                          8,482  Martha Stewart Living Omnimedia, Inc. Class A (a)(e)      141,734
                                                         10,907  Playboy Enterprises, Inc. Class B (a)                     108,852
                                                         56,100  Primedia, Inc. (a)                                        102,663
                                                          2,800  Private Media Group, Inc. (a)                              13,160
                                                         37,500  The Reader's Digest Association, Inc. Class A             523,500
                                                         14,260  Scholastic Corp. (a)                                      370,332
                                                                                                                      ------------
                                                                                                                         2,000,111
- --------------------------------------------------------------------------------------------------------------------------------
Publishing: Newspapers - 0.3%                            29,800  Belo Corp. Class A                                        464,880
                                                         32,529  Hollinger International, Inc. Class A                     261,208
                                                         11,100  Journal Communications, Inc. Class A                      124,764
                                                         16,433  Journal Register Co.                                      147,240
                                                         14,700  Lee Enterprises, Inc.                                     396,165
                                                          9,000  Media General, Inc. Class A                               377,010
                                                                                                                      ------------
                                                                                                                         1,771,267
- --------------------------------------------------------------------------------------------------------------------------------
Radio & TV Broadcasters - 0.5%                           15,700  CKX, Inc. (a)                                             213,049
                                                         12,300  Citadel Broadcasting Corp.                                109,470
                                                         19,500  Cox Radio, Inc. Class A (a)                               281,190
                                                         23,900  Cumulus Media, Inc. Class A (a)(e)                        255,013
                                                         13,600  Emmis Communications Corp. Class A (a)                    212,704
                                                         11,200  Entercom Communications Corp.                             292,992
                                                          1,500  Fisher Communications, Inc. (a)                            63,195
                                                         21,500  Gray Television, Inc.                                     124,485
                                                         11,000  Lin TV Corp. Class A (a)                                   83,050
                                                          4,400  Outdoor Channel Holdings, Inc. (a)                         45,408
                                                         25,500  Radio One, Inc. Class D (a)                               188,700
                                                          3,183  Salem Communications Corp. Class A (a)                     41,411
                                                         19,064  Sinclair Broadcast Group, Inc. Class A                    163,188
                                                         14,884  Spanish Broadcasting System, Inc. Class A (a)              76,057
                                                         23,100  Westwood One, Inc.                                        173,250
                                                         10,496  World Wrestling Entertainment, Inc.                       177,277
                                                                                                                      ------------
                                                                                                                         2,500,439
- --------------------------------------------------------------------------------------------------------------------------------
Railroad Equipment - 0.2%                                 1,700  American Railcar Industries, Inc.                          56,287
                                                          5,000  Freightcar America, Inc.                                  277,550
                                                          4,500  Greenbrier Cos., Inc.                                     147,330
                                                         15,639  Westinghouse Air Brake Technologies Corp.                 584,899
                                                                                                                      ------------
                                                                                                                         1,066,066
- --------------------------------------------------------------------------------------------------------------------------------
Railroads - 0.2%                                         11,481  Florida East Coast Industries, Inc.                       600,801
                                                         11,475  Genesee & Wyoming, Inc. Class A (a)                       407,018
                                                         13,002  RailAmerica, Inc. (a)                                     136,001
                                                                                                                      ------------
                                                                                                                         1,143,820
- --------------------------------------------------------------------------------------------------------------------------------
Real Estate - 0.2%                                        1,200  AMREP Corp.                                                65,184
                                                          9,800  Affordable Residential Communities                        105,350
                                                          2,000  Avatar Holdings, Inc. (a)(e)                              113,940
                                                          5,500  Bluegreen Corp. (a)                                        63,030
                                                          3,400  California Coastal Communities, Inc. (a)                  108,800
                                                          1,900  Consolidated-Tomoka Land Co.                              104,766
                                                          4,800  Housevalues, Inc. (a)(e)                                   33,264

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          5,200  Newkirk Realty Trust, Inc.                           $     90,272
                                                          2,715  Tejon Ranch Co. (a)                                       111,749
                                                         11,300  Trammell Crow Co. (a)                                     397,421
                                                                                                                      ------------
                                                                                                                         1,193,776
- --------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs) - 6.1%             23,600  Aames Investment Corp.                                    117,764
                                                         10,001  Acadia Realty Trust                                       236,524
                                                          4,200  Agree Realty Corp.                                        142,674
                                                            567  Alexander's, Inc. (a)                                     154,088
                                                          8,556  Alexandria Real Estate Equities, Inc.                     758,746
                                                          8,050  American Campus Communities, Inc.                         200,043
                                                         41,900  American Financial Realty Trust                           405,592
                                                         15,287  American Home Mortgage Investment Corp.                   563,479
                                                         24,100  Anthracite Capital, Inc.                                  293,056
                                                         15,100  Anworth Mortgage Asset Corp.                              125,330
                                                          6,200  Arbor Realty Trust, Inc.                                  155,310
                                                         20,400  Ashford Hospitality Trust, Inc.                           257,448
                                                         17,850  BioMed Realty Trust, Inc.                                 534,429
                                                         16,000  Capital Lease Funding, Inc.                               182,560
                                                          2,700  Capital Trust, Inc.                                        96,174
                                                          7,300  Cedar Shopping Centers, Inc.                              107,456
                                                          3,700  CentraCore Properties Trust                                91,575
                                                         13,000  Corporate Office Properties Trust                         547,040
                                                         12,800  Cousins Properties, Inc.                                  395,904
                                                         25,800  Crescent Real Estate EQT Co.                              478,848
                                                         14,600  Deerfield Triarc Capital Corp.                            189,508
                                                         19,300  DiamondRock Hospitality Co.                               285,833
                                                          4,500  Digital Realty Trust, Inc.                                111,105
                                                          8,927  Eastgroup Properties Inc.                                 416,712
                                                         12,500  Education Realty Trust, Inc.                              208,125
                                                          9,880  Entertainment Properties Trust                            425,334
                                                         18,140  Equity Inns, Inc.                                         300,398
                                                          6,494  Equity Lifestyle Properties, Inc.                         284,632
                                                         11,000  Equity One, Inc.                                          229,900
                                                         15,050  Extra Space Storage, Inc.                                 244,412
                                                         20,370  FelCor Lodging Trust, Inc.                                442,844
                                                         21,900  Fieldstone Investment Corp.                               200,604
                                                         15,100  First Industrial Realty Trust, Inc.                       572,894
                                                          6,800  First Potomac Realty Trust                                202,572
                                                         15,500  Franklin Street Properties Corp.                          305,040
                                                         49,200  Friedman Billings Ramsey Group, Inc. Class A              539,724
                                                         13,190  GMH Communities Trust                                     173,844
                                                          5,200  Getty Realty Corp.                                        147,888
                                                         13,739  Glenborough Realty Trust, Inc.                            295,938
                                                         14,856  Glimcher Realty Trust                                     368,577
                                                          3,950  Gramercy Capital Corp.                                    102,305
                                                         15,700  Healthcare Realty Trust, Inc.                             500,045
                                                          8,400  Heritage Property Investment Trust                        293,328
                                                         15,300  Hersha Hospitality Trust                                  142,137
                                                         17,300  Highland Hospitality Corp.                                243,584
                                                         20,600  Highwoods Properties, Inc.                                745,308
                                                         13,120  Home Properties, Inc.                                     728,291
                                                         17,000  HomeBanc Corp.                                            134,980
                                                         25,400  IMPAC Mortgage Holdings, Inc.                             283,972
                                                         27,300  Inland Real Estate Corp.                                  406,224

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                         14,392  Innkeepers USA Trust                                 $    248,694
                                                         15,500  Investors Real Estate Trust                               139,965
                                                          6,000  JER Investors Trust, Inc.                                  93,300
                                                         26,800  KKR Financial Corp.                                       557,708
                                                          7,240  Kite Realty Group Trust                                   112,872
                                                          6,800  LTC Properties, Inc.                                      151,980
                                                         13,320  LaSalle Hotel Properties                                  616,716
                                                         17,642  Lexington Corporate Properties Trust                      381,067
                                                         17,021  Longview Fibre Co.                                        324,931
                                                         18,600  Luminent Mortgage Capital, Inc.                           172,236
                                                         26,400  MFA Mortgage Investments, Inc.                            181,632
                                                         14,800  Maguire Properties, Inc.                                  520,516
                                                         18,800  Medical Properties Trust, Inc.                            207,552
                                                          9,229  Mid-America Apartment Communities, Inc.                   514,517
                                                         19,100  The Mills Corp.                                           510,925
                                                          9,750  MortgageIT Holdings, Inc.                                 117,585
                                                          7,529  National Health Investors, Inc.                           202,455
                                                         17,775  National Retail Properties, Inc.                          354,611
                                                         28,559  Nationwide Health Properties, Inc.                        642,863
                                                         14,700  Newcastle Investment Corp.                                372,204
                                                         15,000  NorthStar Realty Finance Corp.                            180,150
                                                         11,000  Novastar Financial, Inc. (e)                              347,710
                                                         19,300  Omega Healthcare Investors, Inc.                          255,146
                                                          5,308  PS Business Parks, Inc.                                   313,172
                                                          6,104  Parkway Properties, Inc.                                  277,732
                                                         11,632  Pennsylvania Real Estate Investment Trust                 469,584
                                                         14,286  Post Properties, Inc.                                     647,727
                                                         14,647  Potlatch Corp.                                            552,924
                                                         11,600  RAIT Investment Trust                                     338,720
                                                          7,800  Ramco-Gershenson Properties Trust                         210,054
                                                         27,700  Realty Income Corp.                                       606,630
                                                          7,095  Redwood Trust, Inc.                                       346,449
                                                         14,100  Republic Property Trust                                   139,308
                                                          3,922  Saul Centers, Inc.                                        159,939
                                                         15,000  Saxon Capital Inc.                                        171,600
                                                         21,314  Senior Housing Properties Trust                           381,734
                                                          2,700  Sizeler Property Investors, Inc.                           43,362
                                                          7,304  Sovran Self Storage, Inc.                                 370,970
                                                         33,300  Spirit Finance Corp.                                      374,958
                                                         28,300  Strategic Hotel Capital, Inc.                             586,942
                                                          7,943  Sun Communities, Inc.                                     258,386
                                                         18,900  Sunstone Hotel Investors, Inc.                            549,234
                                                         10,222  Tanger Factory Outlet Centers, Inc.                       330,886
                                                          2,875  Tarragon Corp.                                             39,819
                                                         21,900  Trustreet Properties, Inc.                                288,861
                                                         19,170  U-Store-It Trust                                          361,546
                                                          4,127  Universal Health Realty Income Trust                      129,381
                                                          6,700  Urstadt Biddle Properties, Inc. Class A                   109,143
                                                         16,265  Washington Real Estate Investment Trust                   596,926
                                                          3,900  Windrose Medical Properties Trust                          56,940
                                                          8,255  Winston Hotels, Inc.                                      101,124
                                                          2,300  Winthrop Realty Trust, Inc.                                13,662
                                                                                                                      ------------
                                                                                                                        31,405,146
- --------------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
Recreational Vehicles & Boats - 0.3%                      5,643  Arctic Cat, Inc.                                     $    110,095
                                                         21,299  Fleetwood Enterprises, Inc. (a)                           160,594
                                                          2,075  Marine Products Corp.                                      20,190
                                                          8,924  Monaco Coach Corp.                                        113,335
                                                         13,800  Polaris Industries, Inc.                                  597,540
                                                         12,890  Winnebago Industries, Inc. (e)                            400,106
                                                                                                                      ------------
                                                                                                                         1,401,860
- --------------------------------------------------------------------------------------------------------------------------------
Rental & Leasing Services: Commercial - 0.1%              3,853  Electro Rent Corp. (a)                                     61,725
                                                          5,200  H&E Equipment Services, Inc. (a)                          153,140
                                                          2,000  Interpool, Inc.                                            44,440
                                                          2,000  Marlin Business Services, Inc. (a)                         45,120
                                                          6,210  McGrath RentCorp                                          172,700
                                                         12,400  Williams Scotsman International, Inc. (a)                 270,816
                                                                                                                      ------------
                                                                                                                           747,941
- --------------------------------------------------------------------------------------------------------------------------------
Rental & Leasing Services: Consumer - 0.3%               13,493  Aaron Rents, Inc.                                         362,692
                                                          3,400  Amerco, Inc. (a)                                          342,244
                                                          8,195  Dollar Thrifty Automotive Group (a)                       369,349
                                                         23,400  Rent-A-Center, Inc. (a)                                   581,724
                                                                                                                      ------------
                                                                                                                         1,656,009
- --------------------------------------------------------------------------------------------------------------------------------
Restaurants - 1.6%                                       12,400  AFC Enterprises Inc. (a)                                  158,100
                                                         29,400  Applebees International, Inc.                             565,068
                                                          3,800  BJ's Restaurants, Inc. (a)                                 84,892
                                                         14,380  Bob Evans Farms, Inc.                                     431,544
                                                          3,525  Buffalo Wild Wings, Inc. (a)                              135,043
                                                         12,500  CBRL Group, Inc.                                          424,000
                                                         11,050  CEC Entertainment, Inc. (a)                               354,926
                                                         18,400  CKE Restaurants, Inc.                                     305,624
                                                          8,800  California Pizza Kitchen, Inc. (a)                        241,824
                                                          3,400  Chipotle Mexican Grill, Inc. Class A (a)                  207,230
                                                          7,200  Cosi, Inc. (a)                                             44,856
                                                         30,700  Denny's Corp. (a)                                         112,976
                                                         11,250  Domino's Pizza, Inc.                                      278,325
                                                          5,848  IHOP Corp.                                                281,172
                                                         12,218  Jack in the Box, Inc. (a)                                 478,946
                                                         18,300  Krispy Kreme Doughnuts, Inc. (a)(e)                       148,962
                                                          5,496  Landry's Restaurants, Inc.                                178,345
                                                          7,854  Lone Star Steakhouse & Saloon, Inc.                       206,010
                                                          7,100  Luby's, Inc. (a)                                           74,053
                                                          2,400  McCormick & Schmick's Seafood Restaurants, Inc. (a)        57,120
                                                            600  Morton's Restaurant Group, Inc. (a)                         9,192
                                                         11,084  O'Charleys, Inc. (a)                                      188,428
                                                         10,608  PF Chang's China Bistro, Inc. (a)                         403,316
                                                          9,096  Papa John's International, Inc. (a)                       301,987
                                                         13,577  Rare Hospitality International, Inc. (a)                  390,475
                                                          6,800  Red Robin Gourmet Burgers, Inc. (a)                       289,408
                                                         20,900  Ruby Tuesday, Inc.                                        510,169
                                                          8,400  Ruth's Chris Steak House, Inc. (a)                        171,528
                                                         14,100  Ryan's Restaurant Group, Inc. (a)                         167,931
                                                         28,800  Sonic Corp. (a)                                           598,752
                                                          8,228  The Steak n Shake Co. (a)                                 124,572
                                                         15,000  Texas Roadhouse, Inc. Class A (a)                         202,800
                                                         18,450  Triarc Cos.                                               288,374
                                                                                                                      ------------
                                                                                                                         8,415,948
- --------------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
Retail - 3.6%                                             8,324  1-800-FLOWERS.COM, Inc. Class A (a)                  $     48,029
                                                         13,500  99 Cents Only Stores (a)                                  141,210
                                                          7,400  AC Moore Arts & Crafts, Inc. (a)                          120,694
                                                         18,150  Aeropostale, Inc. (a)                                     524,353
                                                          5,350  America's Car Mart, Inc. (a)                              108,658
                                                          2,500  Asbury Automotive Group, Inc. (a)                          52,350
                                                          9,800  Big 5 Sporting Goods Corp.                                191,100
                                                         42,300  Big Lots, Inc. (a)                                        722,484
                                                         63,500  Blockbuster, Inc. Class A (e)                             316,230
                                                          6,200  Blue Nile, Inc. (a)(e)                                    199,392
                                                          3,900  The Bon-Ton Stores, Inc.                                   85,332
                                                          7,300  Books-A-Million, Inc.                                     121,764
                                                         20,900  Borders Group, Inc.                                       385,814
                                                          9,418  Brown Shoe Co., Inc.                                      320,965
                                                          2,249  The Buckle, Inc.                                           94,166
                                                          3,800  Build-A-Bear Workshop, Inc. (a)                            81,738
                                                          6,700  bebe Stores, Inc.                                         103,314
                                                         14,634  CSK Auto Corp. (a)                                        175,169
                                                          8,500  Cabela's, Inc. Class A (a)                                163,710
                                                          4,050  Cache, Inc. (a)                                            70,227
                                                         14,000  Casual Male Retail Group, Inc. (a)(e)                     140,700
                                                         10,995  The Cato Corp. Class A                                    284,221
                                                          8,700  Central Garden and Pet Co. (a)                            374,535
                                                          6,900  Charlotte Russe Holding, Inc. (a)                         165,186
                                                         40,840  Charming Shoppes, Inc. (a)                                459,042
                                                          8,485  The Children's Place Retail Stores, Inc. (a)              509,524
                                                         12,128  Christopher & Banks Corp.                                 351,712
                                                          1,500  Conn's, Inc. (a)                                           39,825
                                                          9,876  Cost Plus, Inc. (a)                                       144,782
                                                            500  DEB Shops, Inc.                                            12,055
                                                         17,890  Dress Barn, Inc. (a)                                      453,512
                                                          7,109  dELiA*s, Inc. (a)                                          57,441
                                                         18,700  drugstore.com, Inc. (a)                                    54,230
                                                          5,000  Ezcorp, Inc. (a)                                          188,450
                                                          3,900  FTD Group, Inc. (a)                                        52,650
                                                         16,935  Fred's, Inc.                                              226,082
                                                         11,300  GSI Commerce, Inc. (a)                                    152,889
                                                          8,400  Gaiam, Inc. (a)                                           117,768
                                                             16  Gander Mountain Co. (a)                                        92
                                                          7,738  Genesco, Inc. (a)                                         262,086
                                                          9,500  Global Imaging Systems, Inc. (a)                          392,160
                                                          9,432  Group 1 Automotive, Inc.                                  531,399
                                                         10,139  Guitar Center, Inc. (a)                                   450,881
                                                         12,658  Gymboree Corp. (a)                                        439,992
                                                         16,581  HOT Topic, Inc. (a)                                       190,847
                                                         14,275  Hibbett Sporting Goods, Inc. (a)                          341,173
                                                         19,398  Insight Enterprises, Inc. (a)                             369,532
                                                          8,505  Jo-Ann Stores, Inc. (a)                                   124,598
                                                          7,633  Jos. A. Bank Clothiers, Inc. (a)                          182,887
                                                          1,547  Lawson Products, Inc.                                      60,983
                                                          5,300  Lithia Motors, Inc. Class A                               160,696
                                                          7,100  MarineMax, Inc. (a)                                       186,233
                                                         15,900  Men's Wearhouse, Inc.                                     481,770
                                                          4,900  New York & Co. (a)                                         47,873

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          5,300  Overstock.com, Inc. (a)(e)                           $    112,678
                                                         18,110  PEP Boys-Manny, Moe & Jack                                212,430
                                                         27,000  Pacific Sunwear of California, Inc. (a)                   484,110
                                                          8,700  The Pantry, Inc. (a)                                      500,598
                                                         21,900  Payless Shoesource, Inc. (a)                              595,023
                                                         19,800  Petco Animal Supplies, Inc. (a)                           404,514
                                                          8,900  PetMed Express, Inc. (a)                                   97,633
                                                         28,999  Pier 1 Imports, Inc. (e)                                  202,413
                                                         10,016  Priceline.com, Inc. (a)                                   299,078
                                                         14,300  Restoration Hardware, Inc. (a)                            102,674
                                                          6,700  Retail Ventures, Inc. (a)                                 119,394
                                                          9,800  Rush Enterprises Inc. Class A (a)                         178,066
                                                          3,947  Russ Berrie & Co., Inc. (a)                                48,390
                                                          9,654  School Specialty, Inc. (a)                                307,480
                                                          8,700  Sonic Automotive, Inc.                                    192,966
                                                          1,400  The Sportsman's Guide, Inc. (a)                            42,700
                                                          8,900  Stage Stores, Inc.                                        293,700
                                                          7,703  Stamps.com, Inc. (a)                                      214,297
                                                          7,824  Stein Mart, Inc.                                          115,795
                                                          7,300  Talbots, Inc.                                             134,685
                                                         11,166  Too, Inc. (a)                                             428,663
                                                         12,990  Tuesday Morning Corp. (e)                                 170,819
                                                         14,780  United Natural Foods, Inc. (a)                            488,036
                                                         11,056  ValueVision Media, Inc. Class A (a)                       121,948
                                                          3,100  Volcom Inc. (a)                                            99,169
                                                         18,300  The Wet Seal, Inc. Class A (a)                             89,304
                                                         18,700  Zale Corp. (a)                                            450,483
                                                          4,000  Zumiez, Inc. (a)                                          150,280
                                                                                                                      ------------
                                                                                                                        18,691,831
- --------------------------------------------------------------------------------------------------------------------------------
Savings & Loan - 2.0%                                     6,437  Anchor Bancorp Wisconsin, Inc.                            194,204
                                                          8,750  BFC Financial Corp. (a)                                    58,187
                                                         25,638  Bank Mutual Corp.                                         313,296
                                                         18,142  BankAtlantic Bancorp, Inc. Class A                        269,227
                                                         12,673  BankUnited Financial Corp. Class A                        386,780
                                                          2,600  Berkshire Hills Bancorp, Inc.                              92,248
                                                         23,787  Brookline Bancorp, Inc.                                   327,547
                                                            500  Charter Financial Corp.                                    19,730
                                                          1,500  Citizens First Bancorp, Inc.                               40,065
                                                          4,402  Coastal Financial Corp.                                    56,830
                                                         16,226  Commercial Capital Bancorp, Inc.                          255,559
                                                          9,549  Dime Community Bancshares, Inc.                           129,580
                                                          6,800  Downey Financial Corp.                                    461,380
                                                         10,422  Fidelity Bankshares, Inc.                                 331,628
                                                          4,026  First Financial Holdings, Inc.                            128,832
                                                          6,400  First Indiana Corp.                                       166,592
                                                         42,653  First Niagara Financial Group, Inc.                       597,995
                                                          3,100  First Place Financial Corp.                                71,331
                                                          8,750  First Republic Bank                                       400,750
                                                          6,800  FirstFed Financial Corp. (a)                              392,156
                                                         11,250  Flagstar Bancorp, Inc.                                    179,550
                                                          8,875  Flushing Financial Corp.                                  159,395
                                                          2,978  Great Southern Bancorp, Inc.                               90,918
                                                          8,417  Harbor Florida Bancshares, Inc.                           312,607
                                                          3,000  Horizon Financial Corp.                                    82,290

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          3,250  IBERIABANK Corp.                                     $    187,005
                                                          1,800  ITLA Capital Corp.                                         94,644
                                                          9,100  KNBT Bancorp, Inc.                                        150,332
                                                          6,600  Kearny Financial Corp.                                     97,680
                                                         10,960  MAF Bancorp, Inc.                                         469,526
                                                            300  NASB Financial, Inc.                                       10,365
                                                         23,111  Netbank, Inc.                                             153,226
                                                         36,300  NewAlliance Bancshares, Inc.                              519,453
                                                          4,867  Northwest Bancorp, Inc.                                   128,976
                                                          5,296  OceanFirst Financial Corp.                                117,677
                                                         15,665  Ocwen Financial Corp. (a)                                 199,102
                                                          8,211  PFF Bancorp, Inc.                                         272,277
                                                         15,828  Partners Trust Financial Group, Inc.                      180,597
                                                          3,100  Pennfed Financial Services, Inc.                           57,815
                                                         26,558  Provident Financial Services, Inc.                        476,716
                                                         12,689  Provident New York Bancorp                                167,749
                                                          3,400  Rockville Financial, Inc. (a)                              50,048
                                                          2,400  Sound Federal Bancorp, Inc.                                49,896
                                                         13,953  Sterling Financial Corp.                                  425,706
                                                          5,100  Texas United Bancshares, Inc.                             143,565
                                                          6,300  TierOne Corp.                                             212,751
                                                          8,661  United Community Financial Corp.                          103,932
                                                         36,333  W Holding Co., Inc.                                       241,614
                                                            400  Westfield Financial, Inc.                                  11,172
                                                          8,300  Willow Grove Bancorp, Inc.                                132,053
                                                                                                                      ------------
                                                                                                                        10,172,554
- --------------------------------------------------------------------------------------------------------------------------------
Scientific Equipment & Suppliers - 0.1%                  13,535  Newport Corp. (a)                                         218,184
                                                         10,335  Varian, Inc. (a)                                          429,006
                                                                                                                      ------------
                                                                                                                           647,190
- --------------------------------------------------------------------------------------------------------------------------------
Securities Brokerage & Services - 0.5%                   17,445  CharterMac                                                326,396
                                                          5,100  GFI Group, Inc. (a)                                       275,145
                                                          4,300  Gladstone Investment Corp.                                 64,500
                                                         38,000  Knight Capital Group, Inc. Class A (a)                    578,740
                                                         17,700  LaBranche & Co., Inc. (a)(e)                              214,347
                                                         13,800  MarketAxess Holdings, Inc. (a)(e)                         151,938
                                                         10,361  NCO Group, Inc. (a)                                       273,945
                                                          6,900  optionsXpress Holdings, Inc.                              160,839
                                                          4,700  Penson Worldwide, Inc. (a)                                 80,887
                                                          5,304  SWS Group, Inc.                                           127,932
                                                          4,200  Thomas Weisel Partners Group, Inc. (a)                     79,842
                                                                                                                      ------------
                                                                                                                         2,334,511
- --------------------------------------------------------------------------------------------------------------------------------
Services: Commercial - 3.2%                              14,570  ABM Industries, Inc.                                      249,147
                                                          9,605  AMN Healthcare Services, Inc. (a)                         194,982
                                                          7,661  Administaff, Inc.                                         274,340
                                                          7,600  The Advisory Board Co. (a)                                365,484
                                                          5,700  Ambassadors Group, Inc.                                   164,616
                                                          1,100  Ambassadors International, Inc.                            25,575
                                                            700  Barrett Business Services (a)                              12,845
                                                         26,753  CBIZ, Inc. (a)                                            198,240
                                                          6,101  CDI Corp.                                                 176,929
                                                          5,100  CRA International, Inc. (a)                               230,214
                                                          7,378  Casella Waste Systems, Inc. (a)                            96,578
                                                          2,800  Central Parking Corp.                                      44,800
                                                          8,272  Chemed Corp.                                              451,072

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          5,300  Clark, Inc.                                          $     69,960
                                                         13,400  Cogent, Inc. (a)                                          201,938
                                                          6,600  Coinmach Service Corp. Class A                             67,650
                                                          9,292  Coinstar, Inc. (a)                                        222,450
                                                          1,500  Cornell Cos., Inc. (a)                                     23,040
                                                          6,750  CoStar Group, Inc. (a)                                    403,852
                                                         13,700  Cross Country Healthcare, Inc. (a)                        249,203
                                                          9,800  DiamondCluster International, Inc. Class A (a)             77,616
                                                          5,700  DynCorp. International, Inc. (a)                           59,166
                                                          8,604  Exponent, Inc. (a)                                        145,408
                                                         12,541  FTI Consulting, Inc. (a)                                  335,723
                                                          2,300  First Advantage Corp. Class A (a)                          53,498
                                                         11,300  First Consulting Group, Inc. (a)                           99,892
                                                          4,481  Forrester Research, Inc. (a)                              125,378
                                                          7,077  G&K Services, Inc. Class A                                242,741
                                                          5,600  The Geo Group, Inc. (a)                                   196,280
                                                         10,700  Gevity HR, Inc.                                           284,085
                                                         16,500  Harris Interactive, Inc. (a)                               94,050
                                                          7,658  Heidrick & Struggles International, Inc. (a)              259,147
                                                         17,400  Home Solutions of America, Inc. (a)                       107,358
                                                         11,000  Hudson Highland Group, Inc. (a)                           118,690
                                                          1,300  ICT Group, Inc. (a)                                        31,889
                                                         34,700  IKON Office Solutions, Inc.                               437,220
                                                         11,100  Jackson Hewitt Tax Service, Inc.                          347,985
                                                          6,768  Kelly Services, Inc. Class A                              183,887
                                                          6,600  Kenexa Corp. (a)                                          210,210
                                                         12,500  Kforce, Inc. (a)                                          193,625
                                                          6,700  The Knot, Inc. (a)                                        140,231
                                                         12,968  Korn/Ferry International (a)                              254,043
                                                         18,222  Labor Ready, Inc. (a)                                     412,728
                                                         12,100  Lightbridge, Inc. (a)                                     156,695
                                                          4,900  Liquidity Services, Inc. (a)                               76,293
                                                          6,004  MAXIMUS, Inc.                                             138,993
                                                         34,405  MPS Group, Inc. (a)                                       518,139
                                                          5,242  Midas, Inc. (a)                                            96,453
                                                          5,600  Monro Muffler, Inc.                                       182,336
                                                         14,123  Navigant Consulting, Inc. (a)                             319,886
                                                          3,200  Navigant International, Inc. (a)                           51,296
                                                         16,300  Net 1 UEPS Technologies, Inc. (a)                         445,805
                                                          4,117  Netratings, Inc. (a)                                       57,185
                                                          6,300  On Assignment, Inc. (a)                                    57,897
                                                         17,364  PHH Corp. (a)                                             478,205
                                                          9,000  People Support, Inc. (a)                                  121,140
                                                          8,500  Perficient, Inc. (a)                                      105,060
                                                          3,460  Pre-Paid Legal Services, Inc. (e)                         119,370
                                                          6,000  The Providence Service Corp. (a)                          163,380
                                                         17,500  Regis Corp.                                               623,175
                                                         18,732  Resources Connection, Inc. (a)                            468,675
                                                          9,902  Rollins, Inc.                                             194,475
                                                         13,800  Sirva, Inc. (a)                                            89,286
                                                         13,700  Sitel Corp. (a)                                            53,704
                                                         15,600  Source Interlink Cos., Inc. (a)                           185,640
                                                         20,729  Spherion Corp. (a)                                        189,048
                                                            600  Standard Parking Corp. (a)                                 16,248

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                          6,240  Startek, Inc.                                        $     93,288
                                                         32,900  Synagro Technologies, Inc.                                129,297
                                                         11,389  TeleTech Holdings, Inc. (a)                               144,185
                                                         19,131  Tetra Tech, Inc. (a)                                      339,384
                                                          2,000  Travelzoo, Inc. (a)(e)                                     60,680
                                                          4,900  Unifirst Corp.                                            169,050
                                                          3,600  Vertrue, Inc. (a)                                         154,908
                                                          6,700  Viad Corp.                                                209,710
                                                          3,759  Volt Information Sciences, Inc. (a)                       175,169
                                                         17,018  Waste Connections, Inc. (a)                               619,455
                                                            700  Waste Industries USA, Inc.                                 15,876
                                                          6,533  Waste Services, Inc. (a)                                   58,732
                                                         13,515  Watson Wyatt Worldwide, Inc.                              474,917
                                                         19,013  Wireless Facilities, Inc. (a)                              52,286
                                                         10,500  World Fuel Services Corp.                                 479,745
                                                                                                                      ------------
                                                                                                                        16,218,831
- --------------------------------------------------------------------------------------------------------------------------------
Shipping - 0.2%                                          11,900  American Commercial Lines, Inc. (a)                       716,975
                                                          7,400  Gulfmark Offshore, Inc. (a)                               191,142
                                                          4,300  Horizon  Lines, Inc. Class A                               68,886
                                                          3,300  Maritrans, Inc.                                            82,170
                                                          2,100  Star Maritime Acquisition Corp. (a)                        21,336
                                                                                                                      ------------
                                                                                                                         1,080,509
- --------------------------------------------------------------------------------------------------------------------------------
Shoes - 0.5%                                              2,300  CROCS, Inc. (a)(e)                                         57,845
                                                          6,900  DSW, Inc. Class A (a)                                     251,298
                                                          4,600  Deckers Outdoor Corp. (a)                                 177,376
                                                         17,566  The Finish Line, Inc. Class A                             207,806
                                                         10,800  Iconix Brand Group, Inc. (a)                              176,472
                                                         10,996  K-Swiss, Inc. Class A                                     293,593
                                                          3,192  Kenneth Cole Productions, Inc. Class A                     71,277
                                                          4,400  Shoe Carnival, Inc. (a)                                   104,984
                                                          5,255  Skechers U.S.A., Inc. Class A (a)                         126,698
                                                          8,468  Steven Madden Ltd.                                        250,822
                                                         12,235  Stride Rite Corp.                                         161,380
                                                         16,500  Timberland Co. Class A (a)                                430,650
                                                            300  Weyco Group, Inc.                                           6,966
                                                         18,608  Wolverine World Wide, Inc.                                434,125
                                                                                                                      ------------
                                                                                                                         2,751,292
- --------------------------------------------------------------------------------------------------------------------------------
Steel - 0.6%                                             36,727  AK Steel Holding Corp. (a)                                507,934
                                                          8,545  Chaparral Steel Co. (a)                                   615,411
                                                          7,534  Gibraltar Industries, Inc.                                218,486
                                                          3,900  Olympic Steel, Inc.                                       138,021
                                                         12,500  Oregon Steel Mills, Inc. (a)                              633,250
                                                          8,750  Schnitzer Steel Industries, Inc. Class A                  310,450
                                                          5,700  Steel Technologies, Inc.                                  110,808
                                                          3,600  Wheeling-Pittsburgh Corp. (a)                              71,604
                                                         24,000  Worthington Industries, Inc.                              502,800
                                                                                                                      ------------
                                                                                                                         3,108,764
- --------------------------------------------------------------------------------------------------------------------------------
Sugar - 0.0%                                              5,200  Imperial Sugar Co. New Shares                             123,344
- --------------------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment - 0.8%                      53,600  Andrew Corp. (a)                                          474,896
                                                         35,100  Arris Group, Inc. (a)                                     460,512
                                                          6,285  Audiovox Corp. Class A (a)                                 85,853
                                                         14,161  Belden CDT, Inc.                                          468,021
                                                         20,434  C-COR, Inc. (a)                                           157,750
                                                          5,300  CalAmp Corp. (a)                                           47,117

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                         20,100  Interdigital Communications Corp. (a)                $    701,691
                                                         11,900  Mastec, Inc. (a)                                          157,199
                                                         17,199  Plantronics, Inc.                                         381,990
                                                         31,900  Polycom, Inc. (a)                                         699,248
                                                         42,677  Powerwave Technologies, Inc. (a)                          389,214
                                                          9,000  Radyne Comstream Inc (a)                                  102,420
                                                         20,500  Symmetricom, Inc. (a)                                     144,935
                                                                                                                      ------------
                                                                                                                         4,270,846
- --------------------------------------------------------------------------------------------------------------------------------
Textile Products - 0.0%                                   6,800  DHB Industries, Inc. (a)                                   13,056
                                                         15,921  Interface, Inc. Class A (a)                               182,295
                                                                                                                      ------------
                                                                                                                           195,351
- --------------------------------------------------------------------------------------------------------------------------------
Textiles Apparel Manufacturers - 0.8%                    19,100  Carter's, Inc. (a)                                        504,813
                                                          2,500  Cherokee, Inc.                                            103,400
                                                          5,800  Columbia Sportswear Co. (a)                               262,508
                                                          6,485  Guess?, Inc. (a)                                          270,749
                                                          6,300  Hartmarx Corp. (a)                                         37,800
                                                         10,682  Kellwood Co.                                              312,662
                                                          4,500  Maidenform Brands, Inc. (a)                                55,485
                                                          5,342  Oxford Industries, Inc.                                   210,528
                                                          4,400  Perry Ellis International, Inc. (a)                       111,364
                                                         20,854  Phillips-Van Heusen Corp.                                 795,789
                                                         40,800  Quiksilver, Inc. (a)                                      496,944
                                                         12,317  Russell Corp.                                             223,677
                                                          6,400  True Religion Apparel, Inc. (a)                           113,280
                                                          8,400  Under Armour, Inc. Class A (a)                            358,008
                                                         18,500  The Warnaco Group, Inc. (a)                               345,580
                                                                                                                      ------------
                                                                                                                         4,202,587
- --------------------------------------------------------------------------------------------------------------------------------
Tires & Rubber - 0.1%                                     3,774  Bandag, Inc.                                              138,091
                                                         25,300  Cooper Tire & Rubber Co. (e)                              281,842
                                                          3,900  Titan International, Inc. (e)                              72,969
                                                                                                                      ------------
                                                                                                                           492,902
- --------------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.2%                                           38,455  Alliance One International, Inc.                          170,740
                                                          5,220  Schweitzer-Mauduit International, Inc.                    113,013
                                                         10,456  Universal Corp.                                           389,172
                                                         15,213  Vector Group Ltd. (e)                                     247,211
                                                                                                                      ------------
                                                                                                                           920,136
- --------------------------------------------------------------------------------------------------------------------------------
Toys - 0.1%                                              11,330  Jakks Pacific, Inc. (a)                                   227,620
                                                         11,000  Leapfrog Enterprises, Inc. (a)(e)                         111,100
                                                         19,400  Marvel Entertainment, Inc. (a)                            388,000
                                                                                                                      ------------
                                                                                                                           726,720
- --------------------------------------------------------------------------------------------------------------------------------
Transportation Miscellaneous - 0.2%                      10,000  Celadon Group, Inc. (a)                                   220,400
                                                          1,500  Dynamex, Inc. (a)                                          32,715
                                                         13,000  HUB Group, Inc. Class A (a)                               318,890
                                                         11,700  Pacer International, Inc.                                 381,186
                                                          6,481  SCS Transportation, Inc. (a)                              178,422
                                                          4,500  US Xpress Enterprises, Inc. Class A (a)                   121,590
                                                                                                                      ------------
                                                                                                                         1,253,203
- --------------------------------------------------------------------------------------------------------------------------------
Truckers - 0.5%                                           9,941  Arkansas Best Corp.                                       499,138
                                                         12,332  Forward Air Corp.                                         502,282
                                                         20,173  Heartland Express, Inc.                                   360,895
                                                         17,662  Knight Transportation, Inc.                               356,772
                                                          4,450  Marten Transport Ltd. (a)                                  96,743
                                                          9,425  Old Dominion Freight Line Inc. (a)                        354,286
                                                          1,100  PAM Transportation Services (a)                            31,779

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                            100  Patriot Transportation Holding, Inc. (a)             $      8,678
                                                          1,000  Quality Distribution, Inc. (a)                             13,280
                                                          4,200  USA Truck, Inc. (a)                                        74,844
                                                          1,700  Universal Truckload Services, Inc. (a)                     58,021
                                                         17,300  Werner Enterprises, Inc.                                  350,671
                                                                                                                      ------------
                                                                                                                         2,707,389
- --------------------------------------------------------------------------------------------------------------------------------
Utilities: Cable TV & Radio - 0.0%                       19,100  Mediacom Communications Corp. Class A (a)                 118,993
- --------------------------------------------------------------------------------------------------------------------------------
Utilities: Electrical - 1.3%                              9,866  Allete, Inc.                                              467,155
                                                         19,375  Avista Corp.                                              442,331
                                                         13,200  Black Hills Corp.                                         453,156
                                                          5,289  CH Energy Group, Inc.                                     253,872
                                                         18,867  Cleco Corp.                                               438,658
                                                         27,700  Duquesne Light Holdings, Inc.                             455,388
                                                         16,508  El Paso Electric Co. (a)                                  332,801
                                                         12,968  The Empire District Electric Co.                          266,492
                                                         15,100  IDACORP, Inc.                                             517,779
                                                          4,000  ITC Holdings Corp.                                        106,320
                                                          6,145  MGE Energy, Inc.                                          191,417
                                                         11,800  NorthWestern Corp.                                        405,330
                                                          9,186  Otter Tail Corp.                                          251,053
                                                         23,000  PNM Resources, Inc.                                       574,080
                                                          4,100  Pike Electric Corp. (a)                                    78,966
                                                         11,600  Portland General Electric Co.                             289,652
                                                          5,500  UIL Holdings Corp.                                        309,595
                                                         13,983  Unisource Energy Corp.                                    435,570
                                                         29,200  Westar Energy, Inc.                                       614,660
                                                                                                                      ------------
                                                                                                                         6,884,275
- --------------------------------------------------------------------------------------------------------------------------------
Utilities: Gas Distributors - 0.8%                        6,422  Cascade Natural Gas Corp.                                 135,440
                                                          2,600  EnergySouth, Inc.                                          81,198
                                                          6,048  The Laclede Group, Inc.                                   207,809
                                                         10,974  New Jersey Resources Corp.                                513,364
                                                         15,600  Nicor, Inc. (e)                                           647,400
                                                          9,499  Northwest Natural Gas Co.                                 351,748
                                                         14,900  Peoples Energy Corp.                                      535,059
                                                         25,500  Piedmont Natural Gas Co.                                  619,650
                                                          9,732  South Jersey Industries, Inc.                             266,559
                                                         12,790  Southwest Gas Corp.                                       400,839
                                                         17,800  WGL Holdings, Inc. (e)                                    515,310
                                                                                                                      ------------
                                                                                                                         4,274,376
- --------------------------------------------------------------------------------------------------------------------------------
Utilities: Gas Pipelines - 0.0%                          14,231  Transmontaigne, Inc. (a)                                  159,530
- --------------------------------------------------------------------------------------------------------------------------------
Utilities: Miscellaneous - 0.1%                         120,500  Aquila, Inc. (a)                                          507,305
- --------------------------------------------------------------------------------------------------------------------------------
Utilities: Telecommunications - 1.1%                     18,900  Alaska Communications Systems Group, Inc.                 239,085
                                                            400  Atlantic Tele-Network Inc.                                  8,332
                                                          8,955  CT Communications, Inc.                                   204,801
                                                          5,626  Centennial Communications Corp.                            29,255
                                                         86,400  Cincinnati Bell, Inc. (a)                                 354,240
                                                          9,033  Commonwealth Telephone Enterprises, Inc.                  299,534
                                                          7,800  Consolidated Communications Holdings, Inc.                129,714
                                                         56,000  Dobson Communications Corp. Class A (a)                   434,000
                                                          1,600  Eschelon Telecom, Inc. (a)                                 24,752
                                                         10,400  FairPoint Communications, Inc.                            149,760
                                                         19,800  First Avenue Networks, Inc. (a)                           215,424
                                                         17,839  General Communication Inc. Class A (a)                    219,776
                                                          6,492  Golden Telecom, Inc. (f)                                  164,572

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

                                                         Shares
Industry                                                   Held  Common Stocks                                            Value
- --------------------------------------------------------------------------------------------------------------------------------
                                                         17,700  IDT Corp. Class B (a)                                $    244,083
                                                         10,600  Iowa Telecommunications Services, Inc.                    200,552
                                                          6,900  iPCS, Inc. (a)                                            333,270
                                                          7,700  NTELOS Holdings Corp. (a)                                 111,265
                                                          4,121  North Pittsburgh Systems, Inc.                            113,575
                                                         30,100  Premiere Global Services, Inc. (a)                        227,255
                                                         15,189  Price Communications Corp. (a)                            257,454
                                                          8,300  RCN Corp. (a)                                             206,919
                                                          1,700  Shenandoah Telecom Co.                                     79,900
                                                          4,800  SureWest Communications                                    92,736
                                                         14,833  Talk America Holdings, Inc. (a)                            91,816
                                                         25,000  Time Warner Telecom, Inc. Class A (a)                     371,250
                                                         11,220  USA Mobility, Inc.                                        186,252
                                                         27,500  Ubiquitel, Inc. (a)                                       284,350
                                                         18,800  Valor Communications Group, Inc. (e)                      215,260
                                                                                                                      ------------
                                                                                                                         5,489,182
- --------------------------------------------------------------------------------------------------------------------------------
Utilities: Water - 0.1%                                   7,385  American States Water Co.                                 263,275
                                                          5,396  California Water Service Group                            192,853
                                                          3,748  SJW Corp.                                                  95,387
                                                         11,183  Southwest Water Co.                                       133,861
                                                                                                                      ------------
                                                                                                                           685,376
- --------------------------------------------------------------------------------------------------------------------------------
Wholesale & International Trade - 0.1%                   12,625  Central European Distribution Corp. (a)                   317,645
- --------------------------------------------------------------------------------------------------------------------------------
Wholesalers - 0.2%                                       19,630  Brightpoint, Inc. (a)                                     265,594
                                                         13,800  LKQ Corp. (a)                                             262,200
                                                            900  MWI Veterinary Supply, Inc. (a)                            32,787
                                                          8,700  Prestige Brands Holdings, Inc. (a)                         86,739
                                                         10,469  United Stationers, Inc. (a)                               516,331
                                                                                                                      ------------
                                                                                                                         1,163,651
- --------------------------------------------------------------------------------------------------------------------------------
                                                                 Total Common Stocks (Cost - $374,034,401) - 87.7%     449,622,572
- --------------------------------------------------------------------------------------------------------------------------------

                                                                 Exchange-Traded Funds
- --------------------------------------------------------------------------------------------------------------------------------
                                                        169,590  iShares Russell 2000 Index Fund (e)                    12,159,603
- --------------------------------------------------------------------------------------------------------------------------------
                                                                 Total Exchange-Traded Funds
                                                                 (Cost - $12,341,064) - 2.4%                            12,159,603
- --------------------------------------------------------------------------------------------------------------------------------

                                                                 Mutual Funds
- --------------------------------------------------------------------------------------------------------------------------------
Investment Management Companies - 0.0%                    4,400  Gladstone Capital Corp. (e)                                94,116
- --------------------------------------------------------------------------------------------------------------------------------
                                                                 Total Mutual Funds (Cost - $92,876) - 0.0%                 94,116
- --------------------------------------------------------------------------------------------------------------------------------

                                                      Benefical
                                                       Interest  Other Interests (b)
- --------------------------------------------------------------------------------------------------------------------------------
Oil: Crude Producers - 0.0%                        $        500  PetroCorp Incorporated (Escrow Shares)                          0
- --------------------------------------------------------------------------------------------------------------------------------
                                                                 Total Other Interests (Cost - $0) - 0.0%                        0
- --------------------------------------------------------------------------------------------------------------------------------

                                                                 Short-Term Securities
- --------------------------------------------------------------------------------------------------------------------------------
                                                   $ 46,332,365  Merrill Lynch Liquidity Series, LLC                    46,332,365
                                                                 Cash Sweep Series I, 4.78% (c)(g)
                                                     36,252,065  Merrill Lynch Liquidity Series, LLC                    36,252,065
                                                                 Money Market Series, 5.22%  (c)(d)(g)
- --------------------------------------------------------------------------------------------------------------------------------
                                                                 Total Short-Term Securities
                                                                 (Cost - $82,584,430) - 16.1%                           82,584,430
- --------------------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments (Cost - $469,052,771*) - 106.2%     544,460,721

                                                                 Liabilities in Excess of Other Assets - (6.2%)        (31,816,511)
                                                                                                                      ------------
                                                                 Net Assets - 100.0%                                  $512,644,210
                                                                                                                      ============

Master Small Cap Index Series
Schedule of Investments as of June 30, 2006

* The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                              $ 472,784,415
                                                                  =============
      Gross unrealized appreciation                               $  93,085,630
      Gross unrealized depreciation                                 (21,409,324)
                                                                  -------------
      Net unrealized appreciation                                 $  71,676,306
                                                                  =============

(a)   Non-income producing security.
(b) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
      Affiliate                                        Net             Interest
                                                     Activity           Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
      LLC Cash Sweep Series I                      $45,690,690       $ 1,655,673
      Merrill Lynch Liquidity Series,
      LLC Money Market Series                      $22,787,010       $   185,901
      --------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Security, or a portion of security, is on loan.
(f)   Depositary receipts.
(g)   Represents the current yield as of 6/30/2006.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o     Financial futures contracts purchased as of June 30, 2006 were as follows:

      ----------------------------------------------------------------------------------------------
      Number of                                                           Face           Unrealized
      Contracts            Issue                Expiration Date          Value          Appreciation
      ----------------------------------------------------------------------------------------------
         133         Russell 2000 Index         September 2006        $46,934,608        $1,710,142
      ----------------------------------------------------------------------------------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1)   Not Applicable.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3)  Not Applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: September 8, 2006


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: September 8, 2006